     As filed with the Securities and Exchange Commission on March 22, 2000
                                                     Registration No. 333-_____


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

    [ ] Pre-Effective Amendment No. ___ [ ] Post-Effective Amendment No. ___

                                AIM GROWTH SERIES
               (Exact Name of Registrant as Specified in Charter)

                 11 GREENWAY PLAZA, SUITE 100, HOUSTON, TX 77046
               (Address of Principal Executive Offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 626-1919

                                       COPIES TO:

Samuel D. Sirko, Esq.                         Arthur J. Brown, Esq.
A I M Advisors, Inc.                          R. Darrell Mounts, Esq.
11 Greenway Plaza, Suite 100                  Kirkpatrick & Lockhart LLP
Houston, Texas 77046                          1800 Massachusetts Avenue, N.W.,
(Name and Address of Agent for Service)       2nd Floor
                                              Washington, D.C. 20036

 Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.


            It is proposed that this filing will become effective on
                      April 21, 2000 pursuant to Rule 488.


      No filing fee is required because of reliance on Section 24(f) of the
                  Investment Company Act of 1940, as amended.

                                AIM GROWTH SERIES

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following papers and documents:
     o Cover Sheet
     o Contents of Registration Statement
     o Part A - Prospectus/Proxy Statement
     o Part B - Statement of Additional Information
     o Part C - Other Information
     o Signature Page
     o Exhibits

                        AIM ADVISOR LARGE CAP VALUE FUND
                     A PORTFOLIO OF AIM ADVISOR FUNDS, INC.
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173


                                                                  April 20, 2000

Dear Shareholder:

         Enclosed is a combined proxy statement and prospectus seeking your approval of a proposed combination of AIM Advisor Large Cap Value Fund ("Large Cap Value Fund") with AIM Basic Value Fund ("Basic Value Fund") (each a "Fund"). Large Cap Value Fund is a series of AIM Advisor Funds, Inc. (the "Company"), an open-end management investment company organized as a Maryland corporation. Basic Value Fund is a series of AIM Growth Series (the "Trust"), an open-end management investment company organized as a Delaware business trust. If the proposal is approved and implemented, each shareholder of Large Cap Value Fund automatically would become a shareholder of Basic Value Fund.

         The Board of Directors of the Company believes that combining the two Funds will benefit Large Cap Value Fund's shareholders by providing them with a portfolio that has a broader investment mandate than Large Cap Value Fund. A I M Advisors, Inc. ("AIM") serves as investment adviser to both Funds. INVESCO, Inc. serves as sub-adviser to Large Cap Value Fund. The portfolio management team for Basic Value Fund is experienced and has a performance record that is generally superior to that of the portfolio management team for Large Cap Value Fund. To achieve its investment objective of long-term growth of capital, Basic Value Fund may invest in a wider variety of U.S. equity securities and foreign securities. As a result, Basic Value Fund possesses greater flexibility than Large Cap Value Fund to respond to opportunities in the marketplace. Basic Value Fund's expenses are expected to decline following consummation of the proposed combination, but are expected to be slightly higher than Large Cap Value Fund's expenses. The accompanying document describes the proposed transaction and compares the investment policies, operating expenses, and performance histories of the Funds.

         Shareholders of Large Cap Value Fund are being asked to approve an Agreement and Plan of Reorganization by and among the Company, the Trust, and AIM that will govern the reorganization of Large Cap Value Fund into Basic Value Fund. After careful consideration, the Board of Directors of the Company has unanimously approved the proposal and recommends that you read the enclosed materials carefully and then vote FOR the proposal.

         Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage-paid return envelope. If we do not hear from you after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. You may also vote your shares on the Internet at the Fund's website at http://www.aimfunds.com by following the instructions that appear on the enclosed proxy insert.

         Thank you for your cooperation and continued support.

                                   Sincerely,



                                   Charles T. Bauer
                                   Chairman

                        AIM ADVISOR LARGE CAP VALUE FUND
                     A PORTFOLIO OF AIM ADVISOR FUNDS, INC.
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173

                                 --------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 31, 2000

                                 --------------

TO THE SHAREHOLDERS OF AIM ADVISOR LARGE CAP VALUE FUND:

         NOTICE IS HEREBY GIVEN that a special meeting of Shareholders ("Meeting") of AIM Advisor Large Cap Value Fund ("Large Cap Value Fund"), an investment portfolio of AIM Advisor Funds, Inc. (the "Company"), will be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173, on May 31, 2000, at 3:00 p.m., local time, for the following purposes:

         1. To consider an Agreement and Plan of Reorganization ("Agreement") that provides for the combination of Large Cap Value Fund and AIM Basic Value Fund ("Basic Value Fund"), an investment portfolio of AIM Growth Series (the "Trust") (the "Reorganization"). Pursuant to the Agreement, all of the assets of Large Cap Value Fund will be transferred to Basic Value Fund, Basic Value Fund will assume all of the liabilities of Large Cap Value Fund, and the Trust will issue to each shareholder a number of full and fractional shares of the applicable class of Basic Value Fund having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares of common stock of the corresponding class of Large Cap Value Fund. The value of each Large Cap Value Fund shareholder's account with Basic Value Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Large Cap Value Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization; and

         2. To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournment thereof, in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on April 3, 2000, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

         SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE MANAGEMENT OF THE COMPANY. YOU MAY ALSO VOTE YOUR SHARES THROUGH A WEB SITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY INSERT. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE COMPANY AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

                                                       Carol F. Relihan
                                                       Senior Vice President
                                                       and Secretary


April 20, 2000

                        AIM ADVISOR LARGE CAP VALUE FUND
                      PORTFOLIO OF AIM ADVISOR FUNDS, INC.
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173
                            TOLL FREE: (800) 454-0327

                              AIM BASIC VALUE FUND
                         PORTFOLIO OF AIM GROWTH SERIES
                          11 GREENWAY PLAZA, SUITE 100
                            HOUSTON, TEXAS 77046-1173
                            TOLL FREE: (800) 454-0327

                     COMBINED PROXY STATEMENT AND PROSPECTUS

                              Dated: April 20, 2000

         This document is being furnished in connection with a special meeting of shareholders of AIM Advisor Large Cap Value Fund ("Large Cap Value Fund"), an investment portfolio of AIM Advisor Funds, Inc. (the "Company"), a Maryland corporation, to be held at 11 Greenway Plaza, Suite 100, Houston, TX 77046 on May 31, 2000, at 3:00 p.m., local time (such meetings and any adjournments thereof are referred to as the "Meeting"). At the Meeting, the shareholders of Large Cap Value Fund are being asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") by and among the Company, acting on behalf of Large Cap Value Fund, AIM Growth Series (the "Trust"), a Delaware business trust, acting on behalf of AIM Basic Value Fund ("Basic Value Fund"), and A I M Advisors, Inc. ("AIM"). The Agreement provides for the combination of Large Cap Value Fund with Basic Value Fund (the "Reorganization"). The Agreement is attached as Appendix I to this Combined Proxy Statement and Prospectus ("Proxy Statement/Prospectus"). THE BOARD OF DIRECTORS OF THE COMPANY HAS UNANIMOUSLY APPROVED THE AGREEMENT AS BEING IN THE BEST INTEREST OF LARGE CAP VALUE FUND'S SHAREHOLDERS.

         Pursuant to the Agreement, all of the assets of Large Cap Value Fund will be transferred to Basic Value Fund, Basic Value Fund will assume all of the liabilities of Large Cap Value Fund, and the Trust will issue a number of full and fractional shares of the applicable class of Basic Value Fund having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares of common stock of the corresponding class of Large Cap Value Fund. The value of each Large Cap Value Fund shareholder's account with Basic Value Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Large Cap Value Fund immediately prior to the Reorganization. The Reorganization has been structured as a tax-free transaction. No initial sales charge will be imposed in connection with the Reorganization.

         Basic Value Fund is a diversified series of the Trust, which is an open-end management investment company. Basic Value Fund's investment objective is long-term growth of capital. Basic Value Fund seeks to achieve its investment objective by investing all of its investable assets in the Value Portfolio (the "Portfolio") which, in turn, primarily invests in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors.

         Prior to the closing date of the Reorganization, it is anticipated that the master-feeder structure in which Basic Value Fund invests in the Portfolio will be eliminated, and Basic Value Fund will invest directly in its portfolio securities ("Restructuring"). Such Restructuring is conditioned on Basic Value Fund's shareholders approving an investment advisory agreement with AIM. Unless otherwise specified, the information in this Proxy Statement/Prospectus regarding Basic Value Fund assumes that the Restructuring is consummated.

         This Proxy Statement/Prospectus sets forth the information that a shareholder of Large Cap Value Fund should know before voting on the Agreement. It should be read and retained for future reference.

         The current Prospectus of Large Cap Value Fund, dated May 3, 1999, as revised December 15, 1999, together with the related Statement of Additional Information, dated May 3, 1999, as revised July 1, 1999, and supplemented October 1, 1999 and January 24, 2000, together with the Annual Report to Shareholders for the fiscal year ended December 31, 1999, are on file with the Securities and Exchange Commission (the "SEC") and are incorporated by reference into this Proxy Statement/Prospectus. The current Prospectus of Basic Value Fund, dated May 3, 1999, as revised October 25, 1999, and supplemented February 25, 2000 and March 22, 2000, together with the related Statement of Additional Information, dated May 3, 1999, as supplemented September 13, 1999, October 6, 1999, February 11, 2000 and March 22, 2000, together with the Annual Report to Shareholders for the fiscal year ended December 31, 1999, are on file with the SEC and are incorporated by reference into this Proxy Statement/Prospectus. It is anticipated that, prior to the closing of the Reorganization, Basic Value Fund will have collapsed its master-feeder structure, entered into an investment advisory contract, changed its investment objective to non-fundamental, and amended its fundamental investment restrictions. A copy of the Prospectus of Basic Value Fund is attached as Appendix II to this Proxy Statement/Prospectus. Such documents are available without charge by writing to A I M Fund Services, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, Texas 77210-4739 or by calling (800) 347-4246. The SEC maintains a web site at http://www.sec.gov that contains the prospectuses and statements of additional information described above, material incorporated by reference, and other information about the Company. Additional information about Large Cap Value Fund and Basic Value Fund may also be obtained on the web at http://www.aimfunds.com.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
           AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
                 PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

Section Title                                                                    Page
-------------                                                                    ----
INTRODUCTION......................................................................4
REASONS FOR THE REORGANIZATION....................................................5
     Background and Reasons for the Reorganization................................5
     Board Considerations.........................................................5
SYNOPSIS..........................................................................7
     The Reorganization...........................................................7
     Comparison of Large Cap Value Fund and Basic Value Fund......................8
RISK FACTORS.....................................................................11
     Equity Securities Risk......................................................11
     Foreign Securities Risk.....................................................12
     Small- and Mid-Cap Companies Risk...........................................12
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.................................12
     Investment Objectives of Basic Value Fund and Large Cap Value Fund..........12
     Investment Policies of Basic Value Fund and Large Cap Value Fund............12
     Portfolio Management........................................................13
     Management Discussion and Analysis of Performance...........................13
FINANCIAL HIGHLIGHTS.............................................................13
ADDITIONAL INFORMATION ABOUT THE AGREEMENT.......................................17
     Terms of the Reorganization.................................................17
     The Reorganization..........................................................17
     Other Terms.................................................................17
     Federal Tax Considerations..................................................18
     Accounting Treatment........................................................19
RIGHTS OF SHAREHOLDERS...........................................................19
     Liability of Shareholders...................................................19
     Election of Trustees/Directors; Terms.......................................19
     Removal of Trustees/Directors...............................................20
     Meeting of Shareholders.....................................................20
     Liability of Trustees/Directors and Officers; Indemnification...............20
     Termination.................................................................21
     Voting Rights of Shareholders...............................................21
     Dissenters' Rights..........................................................21
     Amendments to Organization Documents........................................21
OWNERSHIP OF LARGE CAP VALUE FUND AND BASIC VALUE FUND SHARES....................22
     Ownership of Officers and Trustees/Directors................................22
CAPITALIZATION...................................................................23
LEGAL MATTERS....................................................................23
INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION....................23
ADDITIONAL INFORMATION ABOUT LARGE CAP VALUE FUND AND BASIC VALUE FUND...........24
EXPERTS..........................................................................24

APPENDIX I.....................................Agreement and Plan of Reorganization
APPENDIX II......................................Prospectus of AIM Basic Value Fund
APPENDIX III......................Discussion of Performance of AIM Basic Value Fund

         The AIM Family of Funds, the AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM Link, AIM Institutional Funds, aimfunds.com, Invest with Discipline, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, and Invierta con Disciplina are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of A I M Management Group Inc.

                                  INTRODUCTION

         This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Directors of the Company from the shareholders of Large Cap Value Fund for use at the Meeting.

         All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained therein. If no instructions are given, shares represented by proxies will be voted FOR the proposal to approve the Agreement and in accordance with management's recommendation on other matters. The presence in person or by proxy of one-third of the outstanding shares of common stock of Large Cap Value Fund at the Meeting will constitute a quorum ("Quorum"). If a Quorum is not present at the Meeting or a Quorum is present but sufficient votes to approve the proposal described herein ("Proposal") are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Proposal against such adjournment. In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting.

         Approval of the Agreement requires the affirmative vote of a majority of the outstanding shares of Large Cap Value Fund entitled to vote cast at the Meeting. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but will not be considered votes cast at the Meeting. Broker non-votes arise from a proxy returned by a broker holding shares for a customer which indicates that the broker has not been authorized by the customer to vote on a proposal. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Company. To be effective, such revocation must be received by the Secretary of the Company prior to the Meeting and must indicate your name and account number. In addition, although mere attendance at the Meeting will not revoke a proxy, a registered shareholder present at the Meeting may withdraw his proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Meeting in the discretion of the proxies or their substitutes.

         Shareholders of record as of the close of business on April 3, 2000 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date, there were ____ Class A shares, ____ Class B shares, and ____ Class C shares of Large Cap Value Fund outstanding. Each share is entitled to one vote for each full share held, and a fractional vote for a fractional share held. [To the knowledge of the Trust's management, as of the Record Date, there were no beneficial owners of 5% or more of the outstanding shares of any class of Large Cap Value Fund, except as indicated below in "Ownership of Large Cap Value Fund and Basic Value Fund Shares."]

         The Company has engaged the services of Shareholder Communications Corporation ("SCC") to assist it in the solicitation of proxies for the Meeting. The Company expects to solicit proxies principally by mail, but the Company or SCC may also solicit proxies by telephone, facsimile, telegraph, or personal interview. The Company officers and employees of AIM who assist in proxy solicitation will not receive any additional or special compensation for any such efforts. The cost of shareholder solicitation incurred in connection with the Reorganization is anticipated to be approximately $______ and will be borne by Large Cap Value Fund and Basic Value Fund. The Company will request broker/dealer firms, custodians, nominees, and fiduciaries to forward proxy material to the beneficial owners of the shares held of record by such persons. The Company may reimburse such brokers/dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation.

         The Company intends to mail this Proxy Statement/Prospectus and the accompanying proxy on or about April 20, 2000.

                         REASONS FOR THE REORGANIZATION

BACKGROUND AND REASONS FOR THE REORGANIZATION

         The Company was organized in 1989 as a Maryland corporation, and is registered with the SEC as an open-end, series, management investment company. The Company was known as INVESCO Advisor Funds, Inc. prior to August 4, 1997, and EBI Funds, Inc. prior to January 16, 1996. Large Cap Value Fund is a diversified series of the Company. AIM became the investment adviser to each of the Company's funds, including Large Cap Value Fund, on August 4, 1997. INVESCO, Inc. ("INVESCO"), an affiliated company of AIM, currently serves as sub-adviser to Large Cap Value Fund.

         The Trust was organized in 1985 as a Massachusetts business trust. The Trust was reorganized on May 29, 1998, as a Delaware business trust, and is registered with the SEC as an open-end, series, management investment company. Prior to May 29, 1998, the Trust was known as G.T. Global Growth Series. Basic Value Fund, formerly AIM America Value Fund and prior thereto, GT Global America Value Fund, is a diversified series of the Trust. AIM became the investment adviser to Basic Value Fund on September 8, 1998, after it acquired the parent of the prior adviser, Chancellor LGT Asset Management, Inc.

         AIM proposes the Reorganization because Basic Value Fund has greater investment flexibility and superior performance as compared to Large Cap Value Fund. Basic Value Fund's expenses are currently higher than those of Large Cap Value Fund. Basic Value Fund's expenses are expected to decline following consummation of the proposed combination, but are expected to be slightly higher than Large Cap Value Fund's expenses. AIM expects that the Reorganization would provide benefits to both Large Cap Value Fund and Basic Value Fund by increasing investment choices and possibly helping to achieve cost savings. As of February 16, 2000, Basic Value Fund had approximately $155.7 million in assets, and Large Cap Value Fund had approximately $140.8 million.


BOARD CONSIDERATIONS

         AIM, the investment adviser to Basic Value Fund and Large Cap Value Fund has proposed the Reorganization and recommended that the Board of Directors of the Company approved the Reorganization. Based upon AIM's recommendation and extensive inquiry into a number of factors with respect to the Reorganization, the Board of Directors of the Company, including a majority of directors who are not "interested persons" ("Independent Directors") as that term is defined in the Investment Company Act of 1940 ("1940 Act"), has determined that the Reorganization is in the best interests of the shareholders of Large Cap Value Fund, that the terms of the Reorganization are fair and reasonable, and that the interests of Large Cap Value Fund's shareholders will not be diluted as a result of the Reorganization.

         At a meeting of the Board of Directors held on March 8, 2000, AIM proposed that the Board of Directors approve the Reorganization of Large Cap Value Fund into Basic Value Fund. The Board received from AIM written materials that described the structure and tax consequences of the Reorganization and contained information concerning Large Cap Value Fund and Basic Value Fund, including comparative total return and fee and expense information, a comparison of the investment objectives and policies of Large Cap Value Fund and Basic Value Fund, pro forma expense ratios, and biographical information on the portfolio managers of the Portfolio.

         The Board made an extensive inquiry into a number of factors with respect to the Reorganization, including: (1) the compatibility of the Funds' investment objectives, policies, and restrictions; (2) the effect of the Reorganization on the expense ratio of Basic Value Fund and that expense ratio relative to each Fund's current expense ratio; (3) the capabilities, experience, and performance of the portfolio management team for Basic Value Fund; (4) the Funds' respective investment performances; (5) the relationship of risk versus return for the Funds; (6) the net effect to the assets of Large Cap Value Fund of redemptions exceeding new investments; (7) the costs to be incurred by each Fund as a result of the Reorganization; (8) the tax consequences of the Reorganization; (9) possible alternatives to the Reorganization, including continuing to operate Large Cap Value Fund on a stand-alone basis or liquidating Large Cap Value Fund; and (10) the potential benefits of the Reorganization to other persons, especially AIM and its affiliates.

         In considering the Reorganization, the Board considered the fact that Basic Value Fund has a broader investment mandate than Large Cap Value Fund and can invest in a wider variety of U.S. equity and foreign securities than can Large Cap Value Fund. AIM noted its belief that Basic Value Fund's ability to invest more extensively in U.S. equity and foreign securities gives it greater flexibility than Large Cap Value Fund to effectively respond to opportunities in the markets. Such flexibility could, over the long term, benefit shareholders. The Board noted that although investment in Basic Value Fund involves greater risk than in investment in Large Cap Value Fund, Basic Value Fund has exhibited superior performance than Large Cap Value Fund. The Board also noted that redemptions from Large Cap Value Fund currently exceed new investments in the Fund.

         The Board noted that although the expense ratios of Basic Value Fund are higher than Large Cap Value Fund, and the pro forma expense ratio of the combined Basic Value Fund is slightly higher than that of Large Cap Value Fund for Class A, Class B and Class C shares, as shown below, AIM has contractually agreed to waive fees and reimburse expenses to limit Basic Value Fund's total annual operating expenses (excluding interest, taxes, dividend expense on short sales and extraordinary items) of Class A, Class B and Class C to 1.32%, 1.97% and 1.97%, respectively, until June 30, 2001. The Board was further advised that the expense ratio of Basic Value Fund also could decrease if, as a result of the Reorganization, the combined Fund experienced increased sales of its shares.

             Comparative Operating Expenses for the year ended December 31, 1999


                          AIM Advisor Large Cap
                               Value Fund                AIM Basic Value Fund                Pro Forma
                       ----------------------------  -----------------------------  -----------------------------
                       Class A   Class B   Class C   Class A    Class B   Class C   Class A    Class B   Class C
                       Shares    Shares    Shares    Shares     Shares    Shares    Shares     Shares    Shares
                       -------   -------   -------   -------    -------   -------   -------    -------   -------
Total Expense Ratio     1.26%     1.95%     1.95%     1.69%      2.34%     2.34%     1.32%      1.97%     1.97%


         The Board also considered the capabilities, experience, and performance of the portfolio management team of Basic Value Fund and the performance of Large Cap Value Fund in relation to the performance of Basic Value Fund. AIM advised the Board that, while past performance is no guarantee of future results, the portfolio management team of Basic Value Fund produced superior investment performance than the portfolio management team of Large Cap Value Fund. As of December 31, 1999, the Morningstar ratings and Lipper Inc. rankings for Large Cap Value Fund and Basic Value Fund were as follows:


        Morningstar Rating (1)

                                               Overall        3-year        5-year       10-year
                                               -------        ------        ------       -------
        Large Cap Value Fund                      2             2             2             2

        Basic Value Fund                          3             3            n/a           n/a

        Lipper Rank (Percentile) (2)

                                                1-year        3-year        5-year       10-year
                                                ------        ------        ------       -------
        Large Cap Value Fund                     87%           71%           82%           76%

        Basic Value Fund                         15%           38%           n/a           n/a

----------

(1) Under the Morningstar rating system, the top 10% of funds in a category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive a single star.

(2) Under the Lipper ranking system, the lower the percentile rank the better the performance.

         AIM also advised the Board that it expected to receive some immediate benefits from the Reorganization. AIM expects to realize some administrative benefit from the combination of Large Cap Value Fund and Basic Value Fund as a result of economies of scale. In addition, AIM currently pays an affiliated sub-adviser a portion of the advisory fees that it receives from Large Cap Value Fund, and AIM Distributors, an affiliate of AIM, voluntarily waives fees for Large Cap Value Fund. As a result of the Reorganization, AIM (or an affiliate) would no longer waive any portion of its fees, and AIM would retain its entire advisory fee. However, AIM will receive a lower advisory and administration fee when the assets of Large Cap Value Fund become assets of Basic Value Fund. The effective rate of current advisory and administration fees for Basic Value Fund for the fiscal year ended December 31, 1999, was 0.73%. The effective rate of current advisory and administration fees for Large Cap Value Fund for the same period was 0.75%. However, AIM noted that it could benefit in the future if the combined assets of Basic Value Fund grow faster after the proposed Reorganization than the assets of Large Cap Value Fund and Basic Value Fund separately would have grown in the absence of the Reorganization.

         The Board noted that no initial sales or other charges would be imposed on any Basic Value Fund shares issued to Large Cap Value Fund shareholders in connection with the Reorganization. Finally, the Board reviewed the principal terms of the Agreement. The Board also noted that Large Cap Value Fund would be provided with an opinion of counsel that the Reorganization would be tax-free to Large Cap Value Fund and its shareholders.

         On the basis of the information provided to the Board and on their evaluation of the Reorganization, the Board determined that the proposed Reorganization will not dilute the interests of shareholders of Large Cap Value Fund or Basic Value Fund and is in the best interest of the shareholders Large Cap Value Fund in view of Basic Value Fund's broader investment mandate and greater flexibility to invest. Therefore, the Board recommended the approval of the Agreement by the shareholders of Large Cap Value Fund at a special meeting.

                                    SYNOPSIS

THE REORGANIZATION

         The Reorganization will result in the combination of Large Cap Value Fund with Basic Value Fund. Large Cap Value Fund is a portfolio of the Company, a Maryland corporation. Basic Value Fund is a portfolio of the Trust, a Delaware business trust.

         If shareholders of Large Cap Value Fund approve the Agreement and other closing conditions are satisfied, all of the assets of Large Cap Value Fund will be transferred to Basic Value Fund, Basic Value Fund will assume all of the liabilities of Large Cap Value Fund, and the Trust will issue Class A shares of Basic Value Fund to Large Cap Value Fund's Class A shareholders, Class B shares of Basic Value Fund to Large Cap Value Fund's Class B shareholders, and Class C shares of Basic Value Fund to Large Cap Value Fund's Class C shareholders. The shares of Basic Value Fund issued in the Reorganization will have an aggregate net asset value equal to the value of Large Cap Value Fund's net assets transferred to Basic Value Fund. Shareholders will not pay any initial sales charge for shares of Basic Value Fund received in connection with the Reorganization. The value of each shareholder's account with Basic Value Fund immediately after the Reorganization will be the same as the value of such shareholder's account with Large Cap Value Fund immediately prior to the Reorganization. A copy of the Agreement is attached as Appendix I to this Proxy Statement/Prospectus. See "Additional Information About the Agreement" herein.

         The Company will receive an opinion of Kirkpatrick & Lockhart LLP, the Trust's counsel, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, no gain or loss will be recognized to either Fund or their shareholders as a result of the Reorganization. See "Additional Information About the Agreement - Federal
Tax Considerations" herein.

COMPARISON OF LARGE CAP VALUE FUND AND BASIC VALUE FUND

         Investment Objectives and Policies

         The investment objective and policies of Large Cap Value Fund are similar to the investment objective and policies of Basic Value Fund with which it will combine.

         Basic Value Fund seeks to provide long-term growth of capital by investing primarily in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors. Large Cap Value Fund seeks to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax considerations, by investing primarily in equity securities of issuers with market capitalizations among the largest 800 publicly traded U.S. corporations.

         Investment Advisory Services

         AIM serves as investment adviser, and INVESCO serves as sub-adviser, to Large Cap Value Fund. AIM also serves as investment adviser to the Portfolio, and it is anticipated that AIM will serve as Basic Value Fund's investment adviser. INVESCO does not act as sub-adviser for Basic Value Fund; the Reorganization will end INVESCO's role in the management of Large Cap Value Fund's assets.


         Performance

         Set forth below are average annual total returns for the periods indicated for Basic Value Fund and Large Cap Value Fund. The average annual total return figures take into account sales charges applicable to purchases of Class A shares or redemptions of Class B or Class C shares of the Funds. Past performance cannot guarantee future results.

                                              LARGE CAP VALUE FUND                    BASIC VALUE FUND

                                      CLASS A       CLASS B      CLASS C      CLASS A    CLASS B       CLASS C
                                      SHARES        SHARES       SHARES       SHARES     SHARES        SHARES
                                      -------       -------      -------      -------    -------       -------
1 Year Ended Dec. 31, 1999              -5.52%      -5.08%       -1.58%       24.75%       26.13%        n/a
3 Years Ended Dec. 31, 1999             12.37%        n/a        13.65%       19.33%       20.12%        n/a
5 Years Ended Dec. 31, 1999              n/a          n/a        17.51%         n/a         n/a          n/a
10 Years Ended Dec. 31, 1999             n/a          n/a        12.97%         n/a         n/a          n/a

         Expenses

         Set forth below is a comparison of annual operating expenses as a percentage of net assets ("Expense Ratio") for the Class A, Class B, and Class C shares of Large Cap Value Fund and Basic Value Fund for the year ended December 31, 1999. The pro forma estimated Expense Ratio of Basic Value Fund giving effect to the Reorganization is also provided.

                                                                                                      BASIC VALUE FUND PRO FORMA
                                    LARGE CAP VALUE FUND                BASIC VALUE FUND                      ESTIMATED
                              -------------------------------- --------------------------------- ---------------------------------
                              CLASS A   CLASS B    CLASS C     CLASS A     CLASS B     CLASS C   CLASS A    CLASS B     CLASS C
                              SHARES    SHARES     SHARES      SHARES      SHARES      SHARES    SHARES     SHARES      SHARES
                              --------  --------   --------    --------    --------    --------  --------   --------    ----------
SHAREHOLDER TRANSACTION
EXPENSES

Maximum sales load on          5.50%      None        None       5.50%        None       None     5.50 %       None       None
purchase of shares (as a %
of offering price) (1)
Deferred Sales Charge (as a     None      5.00%      1.00%        None       5.00%      1.00%      None       5.00%       1.00%
% of original purchase
price or redemption
proceeds, as applicable) (1)

ANNUAL OPERATING EXPENSES
(AS A % OF NET ASSETS)

Management Fees                0.75%      0.75%      0.75%       0.72%       0.72%      0.72%      0.73%      0.73%       0.73%
Rule 12b-1 Distribution        0.35%      1.00%      1.00%       0.35%       1.00%      1.00%      0.35%      1.00%       1.00%
Plan Payments(2)
All Other Expenses(3)          0.40%      0.34%      0.34%       0.64%       0.64%      0.64%      0.31%      0.31%       0.31%
                               ----       ----       ----        ----        ----       ----       ----       ----        ----
Total Annual Fund Operating    1.50%      2.09%      2.09%       1.71%       2.36%      2.36%      1.39%      2.04%       2.04%
Expenses
Fee Waiver(4)                  0.24%      0.14%      0.14%       0.02%       0.02%      0.02%      0.07%      0.07%       0.07%
                               ----       ----       ----        ----        ----       ----       ----       ----        ----
Net Expenses                   1.26%      1.95%      1.95%       1.69%       2.34%      2.34%      1.32%      1.97%       1.97%

------------
(1) Sales charge waivers are available for Class A and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charges ("CDSC") on Class B shares applies to redemptions during the first year after purchase; the charge generally declines by 1% annually thereafter, reaching zero after six years. The maximum CDSCs on Class C shares apply to redemptions only during the first year after purchase.

(2)  12b-1 distribution fees include asset-based sales charges.

(3) "Other expenses" include custody, transfer agent, legal and audit fees and other operating expenses.

(4) AIM Distributors has contractually agreed to limit Large Cap Value Fund's Class A shares' Rule 12b-1 distribution plan payments to 0.25%, and AIM has agreed to waive 0.35% of administrative fees on assets in excess of $50 million. AIM has agreed to reimburse incremental master-feeder expenses incurred by Basic Value Fund. Further, AIM has contractually agreed to waive fees and reimburse expenses to limit Basic Value Fund's Proforma total annual operating expenses (excluding interest, taxes, dividend expense on short sales and extraordinary items) of Class A, Class B and Class C to 1.32%, 1.97% and 1.97%, respectively, until June 30, 2001.

         Hypothetical Example of Effect of Expenses

         An investor would have directly or indirectly paid the following expenses on a $10,000 investment under the existing and estimated fees and expenses stated above, assuming a 5% annual return.

                                                      ONE             THREE             FIVE              TEN
                                                     YEAR             YEARS             YEARS           YEARS(3)
                                                     ----             -----             -----           --------
LARGE CAP VALUE FUND
  Class A shares (1).......................           $694              $998           $1,323            $2,242
  Class B shares:
     Assuming complete redemption at end
        of period (2)......................           $712              $955           $1,324            $2,270
     Assuming no redemption................           $212              $655           $1,124            $2,270
   Class C shares..........................
     Assuming complete redemption at end
        of period (2)......................           $312              $655           $1,124            $2,421
     Assuming no redemption................           $212              $655           $1,124            $2,421
BASIC VALUE FUND
  Class A shares (1).......................           $714            $1,059           $1,427            $2,458
  Class B shares:
     Assuming complete redemption at end
         of period (2).....................           $739            $1,036           $1,460            $2,535
     Assuming no redemption................           $239              $736           $1,260            $2,535
  Class C shares...........................
     Assuming complete redemption at end
         of period (2).....................           $339              $736           $1,260            $2,696
     Assuming no redemption................           $239              $736           $1,260            $2,696
COMBINED FUND
  Class A shares (1).......................           $684              $966           $1,269            $2,127
  Class B shares:
     Assuming complete redemption at end
        of period(2).......................           $707              $940           $1,298            $2,202
     Assuming no redemption................           $207              $640           $1,098            $2,202
  Class C shares...........................
     Assuming complete redemption at end
        of period (2)......................           $307              $640           $1,098            $2,369
     Assuming no redemption................           $207              $640           $1,098            $2,369

------------

(1)      Assumes payment of maximum sales charge by the investor.

(2)      Assumes payment of the applicable CDSC.

(3) For Class B shares, this number reflects the conversion to Class A shares eight years following the end of the calendar month in which the purchase was made.

         THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUND'S ACTUAL EXPENSES, AND AN INVESTOR'S DIRECT AND INDIRECT EXPENSES, MAY BE MORE OR LESS THAN THOSE SHOWN. TO THE EXTENT FUND EXPENSES ARE WAIVED OR REIMBURSED, THE AMOUNT AN INVESTOR WOULD PAY WILL BE LOWER. THE TABLE AND THE ASSUMPTION IN THE EXAMPLE OF A 5% ANNUAL RETURN ARE REQUIRED BY REGULATIONS OF THE SEC APPLICABLE TO ALL MUTUAL FUNDS. THE 5% ANNUAL RETURN IS NOT A PREDICTION OF AND DOES NOT REPRESENT THE FUND'S PROJECTED OR ACTUAL PERFORMANCE.

         The actual expenses attributable to each class of a Fund's shares will depend upon, among other things, the level of average net assets and the extent to which a Fund incurs variable expenses, such as transfer agency costs.

         Sales Charges

         No sales charges are applicable to shares of Basic Value Fund received in connection with the Reorganization.

         The Class A shares of both Basic Value Fund and Large Cap Value Fund are sold subject to a maximum initial sales charge of 5.50%. Class B shares of both Funds are sold subject to a maximum contingent deferred sales charge ("CDSC") of 5.00% of the lesser of the net asset value ("NAV") at time of purchase or sale, which declines to zero after six years. The Class C shares of both Funds are sold without initial sales charges but are subject to a maximum CDSC of 1.00% of the lesser of the NAV at time of purchase or sale, only during the first year. For purposes of calculating the CDSC, the holding period for the Class B and Class C shares distributed to Class B and Class C shareholders of Large Cap Value Fund, respectively, will be treated as having the same period that the shares of Large Cap Value Fund previously held. New purchases of Class A, Class B, and Class C shares of Basic Value Fund by any shareholders will be subject to their terms, including, for example, for Class A shares, the 5.50% initial sales charge. As is currently the case for both Funds, no CDSC will be applied to redemptions of Class B shares that represent reinvested dividends or other distributions, nor will Class A shares so acquired be subject to any initial sales charge.

         Distribution; Purchase, Exchange and Redemption

         Shares of Basic Value Fund and Large Cap Value Fund are distributed by AIM Distributors. The Class A shares of Basic Value Fund and Large Cap Value Fund pay a fee in the amount of 0.35% of average daily net assets to AIM Distributors for distribution services. AIM Distributors has contractually agreed to waive 0.10% of the fee relating to Class A shares of Large Cap Value Fund. The Class B and Class C shares of Basic Value Fund and Large Cap Value Fund pay AIM Distributors fees at an annual rate of 1.00% of the average daily net assets attributable to the Class B and Class C shares, respectively, for distribution services. For more information, see the discussion under the heading "Shareholder Information - Distribution and Service (12b-1) Fees" in the Basic Value Fund Prospectus attached as Appendix II to this Proxy Statement/Prospectus.

         Purchase and redemption procedures are the same for Basic Value Fund and Large Cap Value Fund. Shares of Basic Value Fund and Large Cap Value Fund may be exchanged for shares of other funds within The AIM Family of Funds(R) of the same class, as provided in each Fund's prospectus. No initial sales charge will be imposed on the shares being acquired, and no CDSC will be imposed on the shares being disposed of, through an exchange. However, a CDSC may apply to redemptions of an AIM Fund's Class B or Class C shares acquired through an exchange. Exchanges will be subject to minimum investment and other requirements of the Fund into which exchanges are made.

                                  RISK FACTORS

         Basic Value Fund and Large Cap Value Fund are subject to substantially similar investment risks as a result of their investment in equity securities of U.S. issuers and foreign securities. Basic Value Fund is subject to additional risk as a result of its investment in a greater percentage of equity securities of small- and mid-cap U.S. issuers. The principal risks to Basic Value Fund from investing in equity securities, foreign securities, and small- and mid-cap companies are discussed herein.


EQUITY SECURITIES RISK

         The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

         Equity securities, particularly common stock, generally represent the most junior position in an issuer's capital structure and entitle holders to an interest in the assets in an issuer, if any, remaining after all more senior claims have been satisfied.

FOREIGN SECURITIES RISK

         Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity, and the potential lack of strict financial and accounting controls and standards.

SMALL-AND MID-CAP COMPANIES RISK

         Small-cap companies and, to a lesser degree, mid-cap companies may be more vulnerable than larger companies to adverse business, economic, or market developments. Smaller companies may have more limited product lines, markets, or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, smaller companies may not be well known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects.

         Most small-cap company stocks pay low or no dividends. Securities of small-cap companies are generally less liquid and their prices more volatile than those of securities of larger companies. The securities of some small-cap companies may not be widely traded, and Basic Value Fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for Basic Value Fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions.

                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES OF BASIC VALUE FUND AND LARGE CAP VALUE FUND

         Basic Value Fund seeks long-term growth of capital.

         Large Cap Value Fund seeks high total return on investment through growth of capital and current income, without regard to federal income tax considerations.


INVESTMENT POLICIES OF BASIC VALUE FUND AND LARGE CAP VALUE FUND

         Under normal market conditions, Basic Value Fund normally invests at least 65% of its total assets in equity securities, including common stocks, preferred stocks, convertible debt securities, and warrants to acquire such securities, of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors. Basic Value Fund may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities, and high-quality money market instruments, all of which are issued by U.S. issuers. It may also invest up to 25% of its total assets in foreign securities.

         In managing Basic Value Fund, the portfolio managers seek to identify those companies whose prospects and growth potential are undervalued by investors and that provide the potential for attractive returns. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of those factors materially change.

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, Basic Value Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, Basic Value Fund may not achieve its investment objective.

         Under normal market conditions, Large Cap Value Fund invests at least 65% of its investments in equity securities including common stocks and, to a lesser extent, convertible securities, of selected companies with market capitalizations among the largest 800 publicly traded U.S. corporations. The portfolio managers may also invest up to 10% of its total assets in non-Canadian foreign securities and unsponsored American Depositary Receipts (ADRs). The portfolio managers may also invest up to 25% of Large Cap Value Fund's total assets in Canadian securities and sponsored ADRs.

         In order to identify the securities having the best relative values, the portfolio managers start with a list of securities of the 800 largest publicly traded U.S. corporations, which they reduce to a proprietary database system and fundamental analysis. The portfolio managers consider whether to sell a particular security when it no longer qualifies for the list of eligible securities.

         In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, Large Cap Value Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds, or other debt securities. As a result, Large Cap Value Fund may not achieve its investment objective.

PORTFOLIO MANAGEMENT

         Michael C. Harhai and R. Terrence Irrgang are primarily responsible for the day-to-day management of the Large Cap Value Fund. Mr. Harhai has been portfolio manager for Large Cap Value Fund and has been associated with INVESCO and/or its affiliates, an indirect wholly owned subsidiary of AMVESCAP PLC, since 1993. Mr. Irrgang has been portfolio manager for Large Cap Value Fund and has been associated with INVESCO and/or its affilitates since 1992.

         Bret W. Stanley and Evan G. Harrel are primarily responsible for the day-to-day management of the Basic Value Fund. Mr. Stanley has been portfolio manager for Basic Value Fund since 1998 and has been associated with AIM and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc. Mr. Harrel has been portfolio manager for Basic Value Fund since 1998 and has been associated with AIM and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc.

MANAGEMENT DISCUSSION AND ANALYSIS OF PERFORMANCE

         A discussion of the performance of Basic Value Fund for the twelve month period ended December 31, 1999, is set forth in Appendix III to this Proxy Statement/Prospectus.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table is intended to help you understand Basic Value Fund's financial performance. Certain information reflects financial results for a single Basic Value Fund share.

         The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Basic Value Fund (assuming reinvestment of all dividends and distributions).

         This information has been audited by PricewaterhouseCoopers LLP, whose report, along with Basic Value Fund's financial statements, is included in Basic Value Fund's annual report, which is available upon request.

         Total return information in this table may be affected by special market factors, including Basic Value Fund's investments in initial public offerings, which may have a magnified impact on Basic Value Fund due to its small asset base. There is no guarantee that, as Basic Value Fund's assets grow, it will continue to experience substantially similar performance.

                                                                                   Class A
                                                   ---------------------------------------------------------------------------
                                                                                                                  October 18
                                                                                                                      to
                                                                       Year ended December 31,                    December 31,
                                                   ---------------------------------------------------------   ---------------
                                                     1999(a)           1998         1997(a)          1996(a)          1995(a)
                                                   ----------      ----------     ----------       ----------       ----------
Net asset value, beginning of period ...........   $    18.13      $    17.25     $    14.65       $    12.76       $    11.43
                                                   ----------      ----------     ----------       ----------       ----------

Income from investment operations:
   Net investment income (loss) ................         0.05            0.04           0.09            (0.01)            0.03
   Net gains on securities (both realized and
     unrealized) ...............................         5.75            1.16           3.87             1.94             1.30
                                                   ----------      ----------     ----------       ----------       ----------
    Total from investment operations ...........         5.80            1.20           3.96             1.93             1.33
                                                   ----------      ----------     ----------       ----------       ----------
Less distributions:
   Dividends from net investment income ........         --              --            (0.03)            --               --
   Distributions from net realized gains .......        (0.09)          (0.32)         (1.33)           (0.04)            --
                                                   ----------      ----------     ----------       ----------       ----------
     Total distributions .......................        (0.09)          (0.32)         (1.36)           (0.04)            --
                                                   ----------      ----------     ----------       ----------       ----------
Net asset value, end of period .................   $    23.84      $    18.13     $    17.25       $    14.65       $    12.76
                                                   ----------      ----------     ----------       ----------       ----------



Total return (b) ...............................        32.04%           7.02%         27.23%           15.12%           11.64%
                                                   ----------      ----------     ----------       ----------       ----------


Ratios/supplemental data:
Net assets, end of period (000's omitted) ......   $   70,791      $    9,074     $    7,688       $    2,529       $      870
                                                   ----------      ----------     ----------       ----------       ----------
Ratio of expenses to average net assets:
   With fee waivers and/or reimbursements ......         1.69%(c)        1.74%          1.99%            2.00%            2.00%(d)
   Without fee waivers and/or reimbursements ...         1.71%(c)        2.11%          2.97%            5.51%           50.54%(d)
Ratio of net investment income (loss) to
   average net assets:
   With fee waivers and/or reimbursements ......         0.23%(c)        0.25%          0.56%           (0.10)%           1.10%(d)
   Without fee waivers and/or reimbursements ...         0.21%(c)       (0.08)%        (0.42)%          (3.61)%         (47.44)%(d)
Ratio of interest expense to average net
   assets ......................................         --              --             0.03%            --               --
Portfolio turnover rate ........................           63%            148%            93%             256%            --

---------------------

    (a)      Calculated using average shares outstanding.

    (b) Does not deduct sales charges and is not annualized for periods less than one year.

    (c)      Ratios are based on average net assets of $31,870,865.

    (d)      Annualized.

                                                                                    Class B
                                                   ---------------------------------------------------------------------------
                                                                                                                   October 18
                                                                                                                       to
                                                                       Year ended December 31,                    December 31,
                                                   ---------------------------------------------------------      ------------
                                                      1999(a)           1998         1997(a)        1996(a)          1995(a)
                                                   ----------        ----------    ----------     ----------       ----------
Net asset value, beginning of period ...........   $    17.79        $    17.04    $    14.54     $    12.75       $    11.43
                                                   ----------        ----------    ----------     ----------       ----------

Income from investment operations:
   Net investment income (loss) ................        (0.09)            (0.08)        (0.01)         (0.10)            0.01
   Net gains on securities (both realized and
    unrealized) ................................         5.62              1.15          3.83           1.93             1.31
                                                   ----------        ----------    ----------     ----------       ----------

    Total from investment operations ...........         5.53              1.07          3.82           1.83             1.32
                                                   ----------        ----------    ----------     ----------       ----------
Less distributions:
   Dividends from net investment income ........         --                --            --             --               --
   Distributions from net realized gains .......        (0.09)            (0.32)        (1.32)         (0.04)            --
                                                   ----------        ----------    ----------     ----------       ----------

     Total distributions .......................        (0.09)            (0.32)        (1.32)         (0.04)            --
                                                   ----------        ----------    ----------     ----------       ----------
Net asset value, end of period .................   $    23.23        $    17.79    $    17.04     $    14.54       $    12.75
                                                   ----------        ----------    ----------     ----------       ----------

Total return (b) ...............................        31.13%             6.34%        26.44%         14.35%           11.55%
                                                   ----------        ----------    ----------     ----------       ----------

Ratios/supplemental data:
Net assets, end of period (000's omitted) ......   $   55,785        $   17,406    $   16,717     $    5,503       $    1,254
                                                   ----------        ----------    ----------     ----------       ----------
Ratio of expenses to average net assets:
   With fee waivers and/or reimbursements ......         2.34%(c)          2.39%         2.64%          2.65%            2.65%(d)
   Without fee waivers and/or reimbursements ...         2.36%(c)          2.76%         3.62%          6.16%           51.19%(d)
Ratio of net investment income (loss) to
   average net assets:
   With fee waivers and/or reimbursements ......        (0.42)%(c)        (0.40)%       (0.09)%        (0.75)%           0.45%(d)
   Without fee waivers and/or reimbursements ...        (0.44)%(c)        (0.72)%       (1.07)%        (4.26)%         (48.09)%(d)
Ratio of interest expense to average net
   assets ......................................         --                --            0.03%          --               --
Portfolio turnover rate ........................           63%              148%           93%           256%            --

---------------------------
    (a)      Calculated using average shares outstanding.

    (b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

    (c)      Ratios are based on average net assets of $31,150,693.

    (d)      Annualized.

                                                                 Class C
                                                               ------------
                                                                  May 3
                                                                   to
                                                               December 31,
                                                               ------------
                                                                  1999(a)
                                                               ------------
Net asset value, beginning of period .......................   $   21.07
                                                               ---------

Income from investment operations:
   Net investment income (loss) ............................       (0.06)
   Net gains on securities (both realized and
     unrealized) ...........................................        2.31
                                                               ---------

    Total from investment operations .......................        2.25
                                                               ---------
Less distributions:
   Dividends from net investment income ....................        --
   Distributions from net realized gains on
     investments ...........................................       (0.09)
                                                               ---------

     Total distributions ...................................       (0.09)
                                                               ---------
Net asset value, end of period .............................   $   23.23
                                                               ---------


Total return (b) ...........................................       10.72%
                                                               ---------

Ratios/supplemental data:
Net assets, end of period (000's omitted) ..................   $   7,669
                                                               ---------
Ratio of expenses to average net assets:
   With fee waivers and/or reimbursements ..................        2.34%(c)
   Without fee waivers and/or reimbursements ...............        2.36%(c)
Ratio of net investment income (loss) to average
   net assets:
   With fee waivers and/or reimbursements ..................       (0.42)%(c)
   Without fee waivers and/or reimbursements ...............       (0.44)%(c)
Ratio of interest expense to average net assets ............        --
Portfolio turnover rate ....................................          63%

-----------

    (a)      Calculated using average shares outstanding.

    (b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.

    (c) Ratios are annualized and based on average net assets of $2,389,446.

                   ADDITIONAL INFORMATION ABOUT THE AGREEMENT

TERMS OF THE REORGANIZATION

         The terms and conditions under which the Reorganization may be consummated are set forth in the Agreement. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Agreement, a copy of which is attached as Appendix I to this Proxy Statement/Prospectus.

THE REORGANIZATION

         Basic Value Fund will acquire all of the assets of Large Cap Value Fund in exchange for shares of Basic Value Fund and the assumption by Basic Value Fund of the liabilities of Large Cap Value Fund. Consummation of the Reorganization (the "Closing") is expected to occur on June 19, 2000, at 8:00 a.m. Eastern Time (the "Effective Time") on the basis of values calculated as of the close of the customary trading session of the NYSE on June 16, 2000.

         At the Effective Time, all of the assets of Large Cap Value Fund shall be delivered to the Custodian for the account of Basic Value Fund in exchange for the assumption by Basic Value Fund of all of the liabilities of any kind of Large Cap Value Fund and delivery by AIM Growth Series directly to (i) the Large Cap Value Fund Class A shareholders of a number of Basic Value Fund Class A shares (including, if applicable, fractional shares rounded to the nearest thousandth) and to (ii) the Large Cap Value Fund Class B shareholders of a number of Basic Value Fund Class B shares (including, if applicable, fractional shares rounded to the nearest thousandth) and to (iii) the Large Cap Value Fund Class C shareholders of a number of Basic Value Fund Class C shares (including, if applicable, fractional shares rounded to the nearest thousandth), having an aggregate net asset value equal to the net value of the assets of Large Cap Value Fund so transferred, assigned, and delivered.

OTHER TERMS

         The Agreement may be amended by mutual agreement of the Company and the Trust notwithstanding shareholder approval thereof by Large Cap Value Fund's shareholders, provided that following such approval no amendment shall be made that has a material adverse effect on the interests of Large Cap Value Fund's shareholders.

         Both the Company and the Trust have made representations and warranties in the Agreement that are customary in matters such as the Reorganization. The obligations of the Company and the Trust pursuant to the Agreement with respect to Large Cap Value Fund or Basic Value Fund are subject to various conditions, including the following: (a) the assets of Large Cap Value Fund to be acquired by Basic Value Fund with which it will be combined shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by Large Cap Value Fund immediately prior to the Reorganization; (b) the Trust's Registration Statement on Form N-14 under the Securities Act of 1933 (the "1933 Act") shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated); (c) the shareholders of Large Cap Value Fund shall have approved the Agreement; and (d) the Company and the Trust shall have received an opinion from Kirkpatrick & Lockhart LLP that the Reorganization will not result in the recognition of gain or loss for Federal income tax purposes for Large Cap Value Fund, Basic Value Fund, or their shareholders.

         Large Cap Value Fund and Basic Value Fund have each agreed to bear their own expenses in connection with the Reorganization.

         The Board of Directors of the Company may waive without shareholder approval any default by the Trust or any failure by the Trust to satisfy any of the conditions to the Company's obligations as long as such a waiver will not have a material adverse effect on the benefits intended under the Agreement for the shareholders of Large Cap

Value Fund. The Agreement may be terminated and the Reorganization may be abandoned by either the Company or the Trust at any time by mutual agreement of the Company and the Trust, or by either party in the event that Large Cap Value Fund shareholders do not approve the Agreement or if the Closing does not occur on or before December 31, 2000.


FEDERAL TAX CONSIDERATIONS

         The exchange of Large Cap Value Fund's Assets for Basic Value Fund shares and Basic Value Fund's assumption of the liabilities of Large Cap Value Fund is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Internal Revenue Code of 1986, as amended ("Code"). The Trust will receive an opinion of Kirkpatrick & Lockhart LLP, its counsel, substantially to the effect that:

         (i) The acquisition of the assets of the Large Cap Value Fund by the Basic Value Fund in exchange solely for the Basic Value Fund Shares and the Basic Value Fund's assumption of the Large Cap Value Fund's liabilities, followed by the distribution of those Shares pro rata to the Large Cap Value Fund Shareholders constructively in exchange for their Large Cap Value Fund Shares, as provided in the Agreement, will qualify as a "reorganization" within the meaning of section 368(a) of the Code, and each of the Large Cap Value Fund and the Basic Value Fund will be a "party to a reorganization" within the meaning of 368(b) of the Code.

         (ii) The Large Cap Value Fund will recognize no gain or loss on the transfer of its assets to the Basic Value Fund in exchange solely for Basic Value Fund Shares and the Basic Value Fund's assumption of the Large Cap Value Fund's liabilities or on the distribution of those Shares to the Large Cap Value Fund Shareholders.

         (iii) The Basic Value Fund will recognize no gain or loss on its receipt of the assets of the Large Cap Value Fund in exchange solely for Basic Value Fund Shares and its assumption of the Large Cap Value Fund's liabilities.

         (iv) The Basic Value Fund's basis for the assets of the Large Cap Value Fund transferred to it will be the same as the Large Cap Value Fund's basis therefor immediately before the Reorganization, and the Basic Value Fund's holding period for those assets will include the Large Cap Value Fund's holding period therefor.

         (v) A Large Cap Value Fund Shareholder will recognize no gain or loss on the receipt of Basic Value Fund Shares in constructive exchange for all its Large Cap Value Fund Shares pursuant to the Reorganization.

         (vi) A Large Cap Value Fund Shareholder's aggregate basis for the Basic Value Fund Shares received thereby in the Reorganization will be the same as the aggregate basis for its Large Cap Value Fund Shares to be constructively surrendered in exchange therefor, and its holding period for those Basic Value Fund Shares will include its holding period for those Large Cap Value Fund Shares, provided the Large Cap Value Fund Shareholder held the Large Cap Value Fund Shares as capital assets at the Effective Time.

         The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         Utilization by Basic Value Fund after the Reorganization of pre-Reorganization capital losses realized by Large Cap Value Fund could be subject to limitation in future years under the Code.

         Shareholders of Large Cap Value Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

ACCOUNTING TREATMENT

         The Reorganization will be accounted for on a tax-free combined basis. Accordingly, the book cost basis to Basic Value Fund of the assets of Large Cap Value Fund will be the same as the book cost basis of such assets to Large Cap Value Fund.

                             RIGHTS OF SHAREHOLDERS

         The Trust is a Delaware business trust and the Company is a Maryland corporation. There are many similarities between the two forms of organization. For example, the responsibilities, powers, and fiduciary duties of the directors of the Company are substantially the same as those of the trustees of the Trust.

         There are, however, certain differences between the two forms of organization. The operations of the Trust, as a Delaware business trust, are governed by its Agreement and Declaration of Trust, as amended (the "Declaration of Trust") and Delaware law. The operations of the Company, a Maryland corporation, are governed by its Articles of Incorporation, and amendments and supplements thereto, and applicable Maryland law.

LIABILITY OF SHAREHOLDERS

         Shareholders of a Maryland corporation generally do not have personal liability for the corporation's obligations, except that a shareholder may be liable to the extent that he receives any distributions which exceeds the amount which he could properly receive under Maryland law or where such liability is necessary to prevent fraud.

         The Delaware Business Trust Act provides that shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is, however, a remote possibility that, under certain circumstances, shareholders of a Delaware business trust might be held personally liable for the trust's obligations to the extent the courts of another state that does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust's Declaration of Trust provides that shareholders of Basic Value Fund shall not be subject to any personal liability for acts or obligations of Basic Value Fund and that every written agreement, obligation, or other undertaking made or issued by Basic Value Fund shall contain a provision to the effect that shareholders are not personally liable thereunder. In addition, the Declaration of Trust provides for indemnification out of Basic Value Fund's property for any shareholder held personally liable solely by reason of his or her being or having been a shareholder. Therefore, the risk of any shareholder incurring financial loss beyond his investment due to shareholder liability is limited to circumstances in which Basic Value Fund itself is unable to meet its obligations and the express disclaimer of shareholder liabilities is determined not to be effective. Given the nature of the assets and operations of Basic Value Fund, the possibility of Basic Value Fund being unable to meet its obligations is considered remote, and even if a claim were brought against Basic Value Fund and a court determined that shareholders were personally liable, it would likely not impose a material obligation on a shareholder.

ELECTION OF TRUSTEES/DIRECTORS; TERMS

         The shareholders of the Company have elected the directors of the Company. Each director serves until a successor is elected, subject to earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such directors only at annual or special meetings of shareholders.

         The shareholders of the Trust have elected the trustees of the Trust. Such trustees serve for the life of AIM Growth Series, subject to the earlier death, incapacitation, resignation, retirement or removal (see below). Shareholders may elect successors to such trustees only at annual or special meetings of shareholders.

REMOVAL OF TRUSTEES/DIRECTORS

         A director of the Company may be removed by the affirmative vote of the holders of a majority of the outstanding shares of the Company.

         A trustee of the Trust may be removed at any time by vote of at least two-thirds of the trustees or by vote of two-thirds of the outstanding shares of the Trust. The Declaration of Trust provides that vacancies may be filled by appointment by the remaining trustees.

MEETING OF SHAREHOLDERS

         The Company is not required to hold annual meetings of shareholders and does not intend to do so unless required by the 1940 Act. The Company's Bylaws provide that a special meeting of shareholders may be called by the Chairman of the Board of Directors, the President, a majority of the Board of Directors. In addition, the Company's Bylaws provide that a special meeting of shareholders may be called by the Secretary upon receipt of a request in writing, signed by holders of shares entitled to cast at least 10% of the votes entitled to be cast at the special meeting. Requests for special meetings must, among other things, state the purpose of such meeting and the matters to be voted upon. No special meeting need be called to consider any matter previously voted upon at a special meeting called by the shareholders during the preceding twelve months, unless requested by a majority of all shares entitled to vote at such meeting.

         The Trust is not required to hold annual meetings of shareholders unless required by the 1940 Act and does not intend to do so. The Bylaws of the Trust provide that a majority of the trustees may call special meetings of shareholders and the trustees shall call a special meeting of the shareholders upon written request of the holders of not less than 10% of Basic Value Fund's shares. Special meetings may be called for the purpose of electing trustees or for any other action requiring shareholder approval, or for any matter deemed by the trustees to be necessary or desirable.

LIABILITY OF TRUSTEES/DIRECTORS AND OFFICERS; INDEMNIFICATION

         Maryland law requires indemnification of a corporation's directors and officers if a director or officer has been successful on the merits or otherwise in the defense of certain proceedings unless limited by its charter. Maryland law also permits indemnification for other matters unless it is established that the act or omission giving rise to the proceeding was committed in bad faith, a result of active and deliberate dishonesty, or one in which a director or officer actually received an improper benefit. The Company's Articles of Incorporation provides that the Company shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by Maryland law.

         Delaware law provides that trustees of a business trust shall not be liable to the business trust or its shareholders for acting in good faith reliance on the provisions of its governing instrument and that the trustees' liabilities may be expanded or restricted by such instrument. Under the Trust's Declaration of Trust, the trustees and officers of the Trust are not liable for any act or omission or any conduct whatsoever in their capacity as trustees, except for liability to the trust or shareholders due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of trustee. Delaware law allows a business trust to indemnify and hold harmless any trustee or other person against any and all claims and demands. The Trust's Declaration of Trust provides for the indemnification of its trustees and officers to the fullest extent permitted by Delaware law or other applicable law.

TERMINATION

         Maryland law provides that the Company may be dissolved by the vote of a majority of the Board of Directors and two-thirds of the shares entitled to vote on the dissolution.

         The Trust or any series or class of shares of beneficial interest in the Trust may be terminated by a majority shareholder vote of the Trust or the affected series or class, respectively, or if there are fewer than 100 shareholders of record of the Trust or of such terminating series or class, the trustees pursuant to written notice to the shares of the Trust or the affected series or class.

VOTING RIGHTS OF SHAREHOLDERS

         Shareholders of a Maryland corporation such as the Company are entitled to vote on, among other things, those matters which effect fundamental changes in the corporate structure (such as a merger, consolidation or sale of substantially all of the assets of the corporation) as provided by Maryland corporation law.

         The Trust's Declaration of Trust grants shareholders power to vote only with respect to the following: (i) election of trustees; (ii) removal of trustees; (iii) approval of investment advisory contracts, as required by the 1940 Act; (iv) termination of the Trust or a series of class of its shares of beneficial interest; (v) amendment of the Declaration of Trust; (vi) sale of all or substantially all of the assets of the Trust or one of its investment portfolios; (vii) merger or consolidation of the Trust or any of its investment portfolios, with certain exceptions; and (viii) approval of such additional matters as may be required by law or as the trustees, in their sole discretion, shall determine.

DISSENTERS' RIGHTS

         Under Maryland law, the Company shareholders may not demand the fair value of their shares from the successor company in a transaction involving the transfer of Large Cap Value Fund's assets, and are bound by the terms of the transaction.

         Neither Delaware law nor the Declaration of Trust confers upon the Trust's shareholders appraisal or dissenters' rights.

AMENDMENTS TO ORGANIZATION DOCUMENTS

         Consistent with Maryland law, the Company reserves the right to amend, alter, change, or repeal any provision contained in their Articles of Incorporation in the manner now or hereafter prescribed by statute, including any amendment that alters the contract rights, as expressly set forth in the Articles of Incorporation, of any outstanding stock, and all rights conferred on shareholders are granted subject to this reservation. The Board of Directors of the Company may approve amendments to the Articles of Incorporation to classify or reclassify unissued shares of a class of stock without shareholder approval. Other amendments to the Company's Articles of Incorporation may be adopted if approved by a vote of a majority of the shares at any meeting at which a quorum is present. The Company's Bylaws provide that the Bylaws may be amended at any regular meeting or special meeting of the stockholders provided that notice of such amendment is contained in the notice of the special meeting. Except as to any particular Bylaw which is specified as not subject to amendment by the Board of Directors, the Bylaws may be also amended by the affirmative vote of a majority of the Board of Directors at any regular or special meetings of the Board.

         Consistent with Delaware law, the Board of Trustees of the Trust may, without shareholder approval, amend the Declaration of Trust at any time, except that no amendment may be made which reduces the indemnification provided to shareholders or former shareholders or which change the preferences, voting powers, rights, and privileges of outstanding shares in a manner materially adverse to the shareholders of such shares, without approval of the affected shareholders. The trustees shall have the power to alter, amend, or repeal the Bylaws of the Trust or adopt new Bylaws at any time.

          OWNERSHIP OF LARGE CAP VALUE FUND AND BASIC VALUE FUND SHARES

         Listed below is the name, address and percent ownership of each person who as of April 3, 2000, to the knowledge of the Company, owned beneficially five percent or more of any class of the outstanding shares of Large Cap Value
Fund:

         [MANAGEMENT DOES NOT KNOW OF ANY PERSON WHO BENEFICIALLY OWNS 5% OR MORE OF LARGE CAP VALUE FUND SHARES.]

                              LARGE CAP VALUE FUND

                                              NUMBER OF SHARES     PERCENT BENEFICIAL
  NAME AND ADDRESS       CLASS OF SHARES          OWNED                OWNERSHIP
  ----------------       ---------------      ----------------     ------------------


         Listed below is the name, address and percent ownership of each person who as of April 3, 2000, to the knowledge of the Trust, owned beneficially five percent or more of any class of the outstanding shares of Basic Value Fund:

         [MANAGEMENT DOES NOT KNOW OF ANY PERSON WHO BENEFICIALLY OWNS 5% OR MORE OF BASIC VALUE FUND SHARES.]

                                BASIC VALUE FUND

                                              NUMBER OF SHARES     PERCENT BENEFICIAL
  NAME AND ADDRESS       CLASS OF SHARES          OWNED                OWNERSHIP
  ----------------       ---------------      ----------------     ------------------

OWNERSHIP OF OFFICERS AND TRUSTEES/DIRECTORS

         To the best of the knowledge of the Company, the beneficial ownership of shares of Large Cap Value Fund by officers or directors of the Company as a group constituted less than one percent of the outstanding shares of such fund as of April 3, 2000. To the best of the knowledge of the Trust, the beneficial ownership of shares of Basic Value Fund by officers or trustees of the Trust as a group constituted less than one percent of the outstanding shares of such fund as of April 3, 2000.

                                 CAPITALIZATION

         The following table shows the capitalization of each Fund as of December 31, 1999 and on a pro forma combined basis (unaudited) as of that date, giving effect to the Reorganization.

                               BASIC VALUE FUND:            LARGE CAP VALUE FUND:             PRO FORMA CLASS A
                                    CLASS A                         CLASS A                       COMBINED
                               ----------------             --------------------              -----------------
Net Assets                        $70,790,769                    $12,011,184                     $82,801,953
Shares Outstanding                  2,969,093                        549,760                       3,472,963
Net Asset Value Per Share         $     23.84                    $     21.85                     $     23.84



                               BASIC VALUE FUND:            LARGE CAP VALUE FUND:             PRO FORMA CLASS B
                                    CLASS B                         CLASS B                       COMBINED
                               ----------------             --------------------              -----------------
Net Assets                        $55,784,561                     $6,572,901                     $62,357,462
Shares Outstanding                  2,401,002                        302,862                       2,683,917
Net Asset Value Per Share         $     23.23                     $    21.70                     $     23.23


                               BASIC VALUE FUND:            LARGE CAP VALUE FUND:             PRO FORMA CLASS C
                                    CLASS C                         CLASS C                       COMBINED
                               ----------------             --------------------              -----------------
Net Assets                        $7,669,005                     $142,672,365                   $150,341,370
Shares Outstanding                   330,070                        6,575,037                      6,472,055
Net Asset Value Per Share         $    23.23                     $      21.70                   $      23.23

                                  LEGAL MATTERS

         Certain legal matters concerning the Trust and its participation in the Reorganization, the issuance of shares of Basic Value Fund in connection with the Reorganization, and the tax consequences of the Reorganization will be passed upon by Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, counsel to the Trust. Certain legal matters concerning the Company and its participation in the Reorganization will be passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, 51st Floor, Philadelphia, PA 19103-7599.

          INFORMATION FILED WITH THE SECURITIES AND EXCHANGE COMMISSION

         This Proxy Statement/Prospectus and the related Statements of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and annual reports which the Company and the Trust have filed with the SEC pursuant to the requirements of the 1933 Act and the 1940 Act, to which reference is hereby made. The SEC file number for the Company's registration statement containing the Prospectus and Statement of Additional Information relating to Large Cap Value Fund is Registration No. 2-87377. Such Prospectus and Statement of Additional Information are incorporated herein by reference. The SEC file number for the Trust's registration statement containing the Prospectus and Statement of Additional Information relating to Basic Value Fund is Registration No. 2-57526. Such Prospectus and Statement of Additional Information are incorporated herein by reference.

         The Company and the Trust are subject to the informational requirements of the 1940 Act and in accordance therewith files reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Company and the Trust (including the Registration Statement of the

Trust relating to the Basic Value Fund on Form N-14 of which this Proxy Statement/Prospectus is a part and which is hereby incorporated by reference) may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1014, Judiciary Plaza, 450 Fifth Street, NW, Washington, DC 20549, and at the following regional offices of the SEC: 7 World Trade Center, New York, NY 10048; and 500 West Madison Street, l4th Floor, Chicago, IL 6066l. Copies of such material may also be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 at the prescribed rates. The SEC maintains an internet web site at http://www.sec.gov that contains information regarding the Company, the Trust, and other registrants that file electronically with the SEC.

     ADDITIONAL INFORMATION ABOUT LARGE CAP VALUE FUND AND BASIC VALUE FUND

         For more information with respect to the Trust and Basic Value Fund concerning the following topics, please refer to the Basic Value Fund Prospectus as indicated: (i) see "Investment Objectives and Strategies" and "Fund Management" for further information regarding the Trust and Basic Value Fund;
(ii) see discussion in "Investment Objectives and Strategies," "Fund Management," and "Other Information" for further information regarding management of Basic Value Fund; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of Basic Value Fund;
(iv) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of shares of Basic Value Fund.

         For more information with respect to the Company and Large Cap Value Fund concerning the following topics, please refer to the Large Cap Value Fund Prospectus as indicated: (i) see "Investment Objectives and Strategies" and "Fund Management" for further information regarding the Company and Large Cap Value Fund; (ii) see discussion in "Investment Objectives and Strategies," "Fund Management," and "Other Information" for further information regarding management of Large Cap Value Fund; (iii) see "Fund Management" and "Other Information" for further information regarding the shares of Large Cap Value Fund; (iv) see "Fund Management," "Other Information," and "Shareholder Information" for further information regarding the purchase, redemption and repurchase of shares of Large Cap Value Fund.

                                     EXPERTS

         The audited financial statements of Basic Value Fund incorporated by reference herein and in its Statement of Additional Information have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report hereon is included in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1999. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated herein by reference in reliance on its report given on its authority as experts in auditing and accounting.

         The audited financial statements of Large Cap Value Fund incorporated by reference herein and in its Statement of Additional Information have been audited by KPMG LLP, independent accountants, whose report thereon is included in the Fund's Annual Reports to Shareholders for the fiscal year ended December 31, 1999. The financial statements audited by KPMG LLP have been incorporated herein by reference in reliance on its report given on its authority as experts in auditing and accounting.

                                                                      APPENDIX I


                                    AGREEMENT

                                       and

                             PLAN OF REORGANIZATION

                                       for

                        AIM ADVISOR LARGE CAP VALUE FUND

                                       and

                              AIM BASIC VALUE FUND



                                 March 22, 2000

                                TABLE OF CONTENTS



ARTICLE 1  DEFINITIONS........................................................I-2
   Section 1.1  Definitions...................................................I-2

ARTICLE 2  TRANSFER OF ASSETS.................................................I-5
   Section 2.1  Reorganizations...............................................I-5
   Section 2.2  Computation of Net Asset Value................................I-6
   Section 2.3  Closing of Acquired Fund's Share Transfer Books...............I-6
   Section 2.4  Delivery......................................................I-6
   Section 2.5  Termination of Series.........................................I-7
   Section 2.6  Issuance of Acquiring Fund Shares.............................I-7
   Section 2.7  Investment Securities.........................................I-7
   Section 2.8  Liabilities...................................................I-7

ARTICLE 3  REPRESENTATIONS AND WARRANTIES OF AAF..............................I-8
   Section 3.1  Organization; Authority.......................................I-8
   Section 3.2  Registration and Regulation of AAF............................I-8
   Section 3.3  Financial Statements..........................................I-8
   Section 3.4  No Material Adverse Changes; Contingent Liabilities...........I-8
   Section 3.5  Acquired Fund Shares; Liabilities; Business Operations........I-9
   Section 3.6  Accountants...................................................I-9
   Section 3.7  Binding Obligation............................................I-9
   Section 3.8  No Breaches or Defaults.......................................I-9
   Section 3.9  Authorizations or Consents...................................I-10
   Section 3.10  Permits.....................................................I-10
   Section 3.11  No Actions, Suits or Proceedings............................I-10
   Section 3.12  Contracts...................................................I-11
   Section 3.13  Properties and Assets.......................................I-11
   Section 3.14  Taxes.......................................................I-11
   Section 3.15  Benefit and Employment Obligations..........................I-12
   Section 3.16  Brokers.....................................................I-12
   Section 3.17  Voting Requirements.........................................I-12
   Section 3.18  State Takeover Statutes.....................................I-12
   Section 3.19  Books and Records...........................................I-12
   Section 3.20  Prospectus and Statement of Additional Information..........I-12
   Section 3.21  No Distribution.............................................I-13
   Section 3.22  Liabilities.................................................I-13
   Section 3.23  Value of Shares.............................................I-13
   Section 3.24  Shareholder Expenses........................................I-13
   Section 3.25  Intercompany Indebtedness...................................I-13
   Section 3.26  Diversification of Assets...................................I-13

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF AGS.............................I-13
   Section 4.1  Organization; Authority......................................I-13

   Section 4.2  Registration and Regulation of AGS...........................I-13
   Section 4.3  Financial Statements.........................................I-14
   Section 4.4  No Material Adverse Changes; Contingent Liabilities..........I-14
   Section 4.5  Registration of Acquiring Fund Shares........................I-14
   Section 4.6  Accountants..................................................I-15
   Section 4.7  Binding Obligation...........................................I-15
   Section 4.8  No Breaches or Defaults......................................I-15
   Section 4.9  Authorizations or Consents...................................I-16
   Section 4.10  Permits.....................................................I-16
   Section 4.11  No Actions, Suits or Proceedings............................I-16
   Section 4.12  Taxes.......................................................I-16
   Section 4.13  Brokers.....................................................I-17
   Section 4.14  Representations Concerning the Reorganization...............I-17
   Section 4.15  Prospectus and Statement of Additional Information..........I-18
   Section 4.16  Value of Shares.............................................I-18
   Section 4.17  Intercompany Indebtedness; Consideration....................I-18

ARTICLE 5  COVENANTS.........................................................I-18
   Section 5.1  Conduct of Business..........................................I-18
   Section 5.2  Announcements................................................I-20
   Section 5.3  Expenses.....................................................I-20
   Section 5.4  Further Assurances...........................................I-20
   Section 5.5  Notice of Events.............................................I-20
   Section 5.6  Access to Information........................................I-20
   Section 5.7  Consents, Approvals and Filings..............................I-20
   Section 5.8  Submission of Agreement to Shareholders......................I-21

ARTICLE 6  CONDITIONS PRECEDENT TO THE REORGANIZATION........................I-21
   Section 6.1  Conditions Precedent of AGS..................................I-21
   Section 6.2  Mutual Conditions............................................I-22
   Section 6.3  Conditions Precedent of AAF..................................I-23

ARTICLE 7  TERMINATION OF AGREEMENT..........................................I-23
   Section 7.1  Termination..................................................I-23
   Section 7.2  Survival After Termination...................................I-24

ARTICLE 8  MISCELLANEOUS.....................................................I-24
   Section 8.1  Survival of Representations and Warranties...................I-24
   Section 8.2  Governing Law................................................I-24
   Section 8.3  Binding Effect, Persons Benefitting, No Assignment...........I-24
   Section 8.4  Obligations of AGS and AAF...................................I-24
   Section 8.5  Amendments...................................................I-25
   Section 8.6  Enforcement..................................................I-25
   Section 8.7  Interpretation...............................................I-25
   Section 8.8  Counterparts.................................................I-25
   Section 8.9  Entire Agreement; Schedules..................................I-25

   Section 8.10  Notices.....................................................I-26
   Section 8.11  Representations by AIM Advisors.............................I-26

  Schedule 6.1(d)  Opinion of Counsel to AGS
  Schedule 6.2(g)  Tax Opinion
  Schedule 6.3(d)  Opinion of Counsel to AAF

                      AGREEMENT AND PLAN OF REORGANIZATION


         AGREEMENT AND PLAN OF REORGANIZATION, dated as of March 22, 2000 (this "Agreement"), by and among AIM Advisor Funds, Inc., a Maryland corporation ("AAF"), acting on behalf of AIM Advisor Large Cap Value Fund, a series of AAF (the "Acquired Fund"), AIM Growth Series, a Delaware business trust ("AGS"), acting on behalf of AIM Basic Value Fund, a series of AGS the ("Acquiring Fund"), and A I M Advisors, Inc. ("AIM Advisors"), a Delaware corporation.

                                   WITNESSETH


         WHEREAS, AAF is an investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940 (the "Investment Company Act") that offers separate series of its shares representing interests in its investment portfolio; and

         WHEREAS, the Acquired Fund is a series of AAF; and

         WHEREAS, AGS is an investment company registered with the SEC under the Investment Company Act that offers separate series of its shares representing interests in its investment portfolios; and

         WHEREAS, the Acquiring Fund is a series of AGS; and

         WHEREAS, AIM Advisors provides investment advisory services to both the Acquired Fund and the Acquiring Fund; and

         WHEREAS, the Acquired Fund desires to provide for its reorganization through the transfer of all of its assets to the Acquiring Fund in exchange solely for the assumption by the Acquiring Fund of all of its liabilities and the issuance by AGS of shares of the Acquiring Fund in the manner set forth in this Agreement; and

         WHEREAS, this Agreement is intended to be, and is adopted by the parties as, a "plan of reorganization" within the meaning of the regulations under Section 368 of the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained in this Agreement, AAF, AGS and AIM Advisors agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

         Section 1.1 Definitions. For all purposes of this Agreement, the following terms shall have the respective meanings set forth in this Section 1.1 (such definitions to be equally applicable to both the singular and plural forms of the terms herein defined):

         "AAF" means AIM Advisor Funds, Inc., a Maryland corporation.

         "AAF Registration Statement" means the registration statement on Form N-1A of AAF, as amended, Registration No. 811-3886.

         "Acquired Fund" means AIM Advisor Large Cap Value Fund, a separate series of AAF.

         "Acquired Fund Class A Shareholders" means the holders of record as of the Effective Time of Class A Shares.

         "Acquired Fund Class A Shares" means Class A shares of common stock of the Acquired Fund issued by AAF.

         "Acquired Fund Class B Shareholders" means the holders of record as of the Effective Time of Class B Shares.

         "Acquired Fund Class B Shares" means Class B shares of common stock of the Acquired Fund issued by AAF.

         "Acquired Fund Class C Shareholders" means the holders of record as of the Effective Time of Class C Shares.

         "Acquired Fund Class C Shares" means Class C shares of common stock of the Acquired Fund issued by AAF.

         "Acquired Fund Financial Statements" shall have the meaning set forth in Section 3.3 of this Agreement.

         "Acquired Fund Net Value" means the value of the Assets less the amount of the liabilities determined pursuant to Section 2.2(c) of this Agreement.

         "Acquired Fund Shareholders" means the holders of record as of the Effective Time of the issued and outstanding capital stock of the Acquired Fund.

         "Acquired Fund Shareholders Meeting" means a meeting of the shareholders of the Acquired Fund convened in accordance with applicable law and the Articles of Incorporation of AAF to consider and vote upon the approval of this Agreement and the Reorganization contemplated by this Agreement.

         "Acquired Fund Shares" means the Acquired Fund's Class A shares, Class B shares, and Class C shares.

         "Acquiring Fund" means AIM Basic Value Fund, a separate series of AGS.

         "Acquiring Fund Class A Shares" means Class A shares of beneficial interest in the Acquiring Fund issued by AGS.

         "Acquiring Fund Class B Shares" means Class B shares of beneficial interest in the Acquiring Fund issued by AGS.

         "Acquiring Fund Class C Shares" means Class C shares of beneficial interest in the Acquiring Fund issued by AGS.

         "Acquiring Fund Financial Statements" shall have the meaning set forth in Section 4.3 of this Agreement.

         "Acquiring Fund Shares" means shares of beneficial interest in the Acquiring Fund issued by AGS pursuant to Section 2.6 of this Agreement.

         "Advisers Act" means the Investment Advisers Act of 1940, as amended, and all rules and regulations of the SEC adopted pursuant thereto.

         "Affiliated Person" means an affiliated person as defined in Section 2(a)(3) of the Investment Company Act.

         "Agreement" means this Agreement and Plan of Reorganization, together with all schedules attached hereto and all amendments hereto and thereof.

         "AGS" means AIM Growth Series, a Delaware business trust.

         "AGS Registration Statement" means the registration statement on Form N-1A of AGS, as amended, Registration No. 811-2699.

         "Assets" means all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on the Acquired Fund's books, and other property owned by the Acquired Fund at the Valuation Time.

         "Benefit Plan" means any material "employee benefit plan" (as defined in Section 3(3) of ERISA) and any material bonus, deferred compensation, incentive compensation, stock ownership, stock purchase, stock option, phantom stock, vacation, retirement, profit sharing, welfare plans or other plan, arrangement or understanding maintained or contributed to by AAF on behalf of the Acquired Fund, or otherwise providing benefits to any current or former employee, officer or trustee of AAF.

         "Closing" means the transfer of the Assets to the Acquiring Fund, the assumption of the Liabilities by the Acquiring Fund and the issuance of the Acquiring Fund Shares directly to the Acquired Fund Shareholders as described in
Section 2.1 of this Agreement.

         "Closing Date" means June 19, 2000, or such other date as the parties may mutually determine.

         "Code" means the Internal Revenue Code of 1986, as amended, and all rules and regulations adopted pursuant thereto.

         "Custodian" means State Street Bank and Trust Company acting in its capacity as custodian for the assets of each Fund.

         "Effective Time" means 8:00 a.m. Eastern Time on the Closing Date.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and all rules or regulations adopted pursuant thereto.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, and all rules and regulations adopted pursuant thereto.

         "Fund" means the Acquired Fund or the Acquiring Fund.

         "Governmental Authority" means any foreign, U.S. or state government, government agency, department, board, commission (including the SEC) or instrumentality, and any court, tribunal or arbitrator of competent jurisdiction, and any governmental or non-governmental self-regulatory organization, agency or authority (including the National Association of Securities Dealers, Inc., the Commodity Futures Trading Commission, the National Futures Association, the Investment Management Regulatory Organization Limited and the Office of Fair Trading).

         "Investment Company Act" means the Investment Company Act of 1940, as amended, and all rules and regulations adopted pursuant thereto.

         "Liabilities" means all of the Acquired Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Valuation Time, and whether or not specifically referred to in this Agreement.

         "Lien" means any pledge, lien, security interest, charge, claim or encumbrance of any kind.

         "Material Adverse Effect" means an effect that would cause a change in the condition (financial or otherwise), properties, assets or prospects of an entity having an adverse monetary effect in an amount equal to or greater than $50,000.

         "Permit" shall have the meaning set forth in Section 3.10 of this Agreement.

         "Person" means an individual or a corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

         "Reorganization" means the acquisition of all of the Assets by the Acquiring Fund in consideration of the assumption by the Acquiring Fund of all of the Liabilities and the issuance by AGS of Acquiring Fund Shares directly to Acquired Fund Shareholders as described in this Agreement, and the termination of the Acquired Fund's status as a designated series of shares of AAF.

         "Required Shareholder Vote" shall have the meaning set forth in Section
3.17 of this Agreement.

         "Return" means any return, report or form or any attachment thereto required to be filed with any taxing authority.

         "SEC" means the United States Securities and Exchange Commission.

         "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted pursuant thereto.

         "Tax" means any tax or similar governmental charge, impost or levy -- including income taxes (including alternative minimum tax), franchise taxes, transfer taxes or fees, sales taxes, use taxes, gross receipts taxes, value added taxes, employment taxes, excise taxes, ad valorem taxes, property taxes, withholding taxes, payroll taxes, or windfall profit taxes -- together with any related penalties, fines, additions to tax or interest, imposed by the United States or any state, county, local or foreign government or subdivision or agency thereof.

         "Valuation Time" means the close of regular trading on the NYSE on the Closing Date.

                                    ARTICLE 2
                               TRANSFER OF ASSETS

         Section 2.1 Reorganization. At the Effective Time, all of the Assets shall be delivered to the Custodian for the account of the Acquiring Fund in exchange for the assumption by the Acquiring Fund of all of the Liabilities and delivery by AGS directly to (a) the Acquired Fund Class A Shareholders of a number of the Acquiring Fund Class A Shares (including, if applicable, fractional shares rounded to the nearest thousandth) determined by dividing the Acquired Fund Net Value attributable to the Acquired Fund Class A Shares by the net asset value of an Acquiring Fund Class A Share as of the Valuation Time, (b) the Acquired Fund Class B Shareholders of a number of the Acquiring Fund Class B Shares (including, if applicable, fractional shares rounded to the nearest thousandth) determined by dividing the Acquired Fund Net Value attributable to the Acquired Fund Class B Shares by the net asset value of an Acquiring Fund Class B Share as of the Valuation Time, and (c) the Acquired Fund Class C Shareholders of a number of the Acquiring Fund Class C Shares (including, if applicable, fractional shares rounded to the nearest thousandth) determined by dividing the Acquired Fund Net Value attributable to the Acquired Fund Class C Shares by the net asset value of an

Acquiring Fund Class C Share as of the Valuation Time. Upon delivery of the Assets, the Acquiring Fund will receive good and marketable title thereto free and clear of all Liens.

         Section 2.2 Computation of Net Asset Value.

         (a) The net asset value of each class of the Acquiring Fund Shares, and the Acquired Fund Net Value, shall, in each case, be determined as of the Valuation Time.

         (b) The net asset value of each class of the Acquiring Fund Shares shall be computed in accordance with the policies and procedures of the Acquiring Fund as described in the AGS Registration Statement.

         (c) The Acquired Fund Net Value shall be computed in accordance with the policies and procedures of the Acquired Fund as described in the AAF Registration Statement.

         (d) All computations pursuant to paragraphs (b) and (c) shall be made by agreement of AAF and AGS. The parties agree to use commercially reasonable efforts to resolve any material pricing differences between the prices of portfolio securities determined in accordance with their respective pricing policies and procedures.

         (e) If, immediately before the Valuation Time, (i) the NYSE is closed to trading or trading thereon is restricted or (ii) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the Acquired Fund's Net Value and the net asset value per share of the Acquiring Fund's Shares is impracticable, the Effective Time shall be postponed until the first Business Day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

         Section 2.3 Closing of Acquired Fund's Share Transfer Books. The share transfer books of the Acquired Fund will be permanently closed as of the Valuation Time, and only requests for the redemption of Acquired Fund Shares received in proper form prior to the Valuation Time shall be accepted by the Acquired Fund. Redemption requests thereafter received by the Acquired Fund shall be deemed to be redemption requests for Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders under this Agreement (assuming that the transactions contemplated by this Agreement have been consummated).

         Section 2.4 Delivery.

         (a) The Assets shall be delivered by AAF to the Custodian on the Closing Date. No later than three (3) business days preceding the Closing Date, AAF shall instruct the Custodian to transfer the Assets to the account of the Acquiring Fund at the Effective Time. The Assets so delivered shall be duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, or a check for the appropriate purchase price thereof. Cash held by the Acquired Fund shall be delivered at the Effective Time and shall be in the form of currency or wire transfer in Federal funds, payable to the order of the account of the Acquiring Fund at the Custodian.

         (b) If, on the Closing Date, the Acquired Fund is unable to make delivery in the manner contemplated by Section 2.4(a) of securities purchased by it prior to the Closing Date that have not yet been delivered to the Acquired Fund or its broker, then AGS shall waive the delivery requirements of Section 2.4(a) with respect to such undelivered securities if the Acquired Fund has delivered to the Custodian by or on the Closing Date, and with respect to such undelivered securities, executed copies of an agreement of assignment and escrow agreement and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by AGS or the Custodian, including brokers' confirmation slips.

         Section 2.5 Termination of Series. As soon as reasonably practicable, but in all events within six months, after the Closing Date, the status of the Acquired Fund as a designated series of shares of AAF shall be terminated; provided, however, that such termination shall not be required if the Reorganization is not consummated.

         Section 2.6 Issuance of Acquiring Fund Shares. At the Effective Time,
(a) each Acquired Fund Class A Shareholder shall be issued that number of full and fractional Acquiring Fund Class A Shares having a net asset value equal to the Acquired Fund Net Value attributable to the Acquired Fund Class A Shares then held by such Acquired Fund Shareholder; (b) each Acquired Fund Class B Shareholder shall be issued that number of full and fractional Acquiring Fund Class B Shares having a net asset value equal to the Acquired Fund Net Value attributable to the Acquired Fund Class B Shares then held by such Acquired Fund Shareholder; and (c) each Acquired Fund Class C Shareholder shall be issued that number of full and fractional Acquiring Fund Class C Shares having a net asset value equal to the Acquired Fund Net Value attributable to the Acquired Fund Class C Shares then held by such Acquired Fund Shareholder. All issued and outstanding capital stock of the Acquired Fund shall thereupon be canceled on the books of AAF. AAF shall provide instructions to the transfer agent of AGS with respect to the Acquiring Fund Shares to be issued to each Acquired Fund Shareholder. AGS shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct. AGS shall record on its books the ownership of each class of Acquiring Fund Shares by Acquired Fund Shareholders and shall forward a confirmation of such ownership to each of them. No redemption or repurchase of such Acquiring Fund Shares credited to former Acquired Fund Shareholders in respect of Acquired Fund shares represented by unsurrendered shares certificates shall be permitted until such certificates have been surrendered to AGS for cancellation, or if such certificates are lost or misplaced, until lost certificate affidavits have been executed and delivered to AGS.

         Section 2.7 Investment Securities. AIF's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer thereof verifying that the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, as reflected on the Acquiring Fund's books immediately following the Closing does or will conform to such information on the Acquired Fund's books immediately before the Closing.

         Section 2.8 Liabilities. The Acquired Fund shall use reasonable best efforts to discharge all of its known Liabilities, so far as may be possible, prior to the Closing Date.

                                    ARTICLE 3
                      REPRESENTATIONS AND WARRANTIES OF AAF

         AAF, on behalf of the Acquired Fund, represents and warrants to AGS that:

         Section 3.1 Organization; Authority. AAF is duly organized, validly existing and in good standing under the Maryland General Corporation Law, with all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder.

         Section 3.2 Registration and Regulation of AAF. AAF is duly registered with the SEC as an investment company under the Investment Company Act, the Acquired Fund is a duly established and designated series thereof, and all Acquired Fund Shares that have been or are being offered for sale have been duly registered under the Securities Act and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AAF to revoke or rescind any such registration or qualification. The Acquired Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. The Acquired Fund is in compliance in all material respects with the investment policies and restrictions applicable to it set forth in the AAF Registration Statement currently in effect. The value of the net Assets is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of the Acquired Fund, and all purchases and redemptions of Acquired Fund Shares have been effected at the net asset value per share calculated in such manner.

         Section 3.3 Financial Statements. The books of account and related records of the Acquired Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended December 31, 1999, of the Acquired Fund previously delivered to AGS (the "Acquired Fund Financial Statements") present fairly in all material respects the financial position of the Acquired Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

         Section 3.4 No Material Adverse Changes; Contingent Liabilities. Since December 31, 1999, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by the Acquired Fund or occurring in the ordinary course of business, of the Acquired Fund or the status of the Acquired Fund as a regulated investment company under the Code. There are no contingent Liabilities not disclosed in the Acquired Fund Financial Statements that are required to be disclosed in accordance with generally accepted accounting principles.

         Section 3.5 Acquired Fund Shares; Liabilities; Business Operations.

         (a) The Acquired Fund Shares have been duly authorized and validly issued and are fully paid and non-assessable.

         (b) AAF's management is unaware of any plan or intention of Acquired Fund Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Acquired Fund Shares before the Reorganization to any person "related" (within the meaning of Section 1.368-1(e)(3) of the Income Tax Regulations under the Code) to either Fund or (b) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund.

         (c) At the time of its Reorganization, the Acquired Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Acquired Fund Shares, except for the right of investors to acquire Acquired Fund Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

         (d) From the date it commenced operations and ending on the Closing Date, the Acquired Fund will have conducted its "historic business" (within the meaning of Section 1.368-1(d)(2) of the Income Tax Regulations under the Code) in a substantially unchanged manner. In anticipation of the Reorganization, the Acquired Fund will not dispose of assets that, in the aggregate, will result in less than 50% of its "historic business assets" (within the meaning of Section 1.368-1(d)(3) of those regulations) being transferred to the Acquiring Fund.

         (e) AAF does not have, and has not had during the six months prior to the date of this Agreement, any employees, and shall not hire any employees from and after the date of this Agreement through the Closing Date.

         Section 3.6 Accountants. KPMG LLP, which has reported upon the Acquired Fund Financial Statements for the fiscal year ended December 31, 1999, are independent public accountants as required by the Securities Act and the Exchange Act.

         Section 3.7 Binding Obligation. This Agreement has been duly authorized, executed and delivered by AAF on behalf of the Acquired Fund and, when this Agreement has been duly authorized, executed and delivered by AGS on behalf of the Acquiring Fund and approved by the Acquired Fund's shareholders, will constitute the legal, valid and binding obligation of AAF enforceable against AAF in accordance with its terms from and with respect to the revenues of the Acquired Fund and the Assets, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

         Section 3.8 No Breaches or Defaults. The execution and delivery of this Agreement by AAF on behalf of the Acquired Fund and the performance by AAF of its obligations hereunder have been duly authorized by all necessary corporate action on the part of AAF, other than the Acquired Fund's shareholders' approval, and do not, and on the Closing Date will not, (i) result in any violation of the Articles of Incorporation or by-laws of AAF and (ii) result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property of the Acquired Fund or the Assets (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AAF is a party or by which it may be bound and which relates to the Assets or to which any property of the Acquired Fund may be subject; (B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over AAF or any property of the Acquired Fund. The Acquired Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         Section 3.9 Authorizations or Consents. Other than those that shall have been obtained or made on or prior to the Closing Date and those that must be made after the Closing Date to comply with Section 2.5 of this Agreement, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AAF in connection with its due execution and delivery of this Agreement and its consummation of the transactions contemplated hereby.

         Section 3.10 Permits. AAF has in full force and effect all approvals, consents, authorizations, certificates, filings, franchises, licenses, notices, permits and rights of Governmental Authorities (collectively, "Permits") necessary for it to conduct its business as presently conducted as it relates to the Acquired Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AAF there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         Section 3.11 No Actions, Suits or Proceedings.

         (a) There is no pending action, litigation or proceeding, nor, to the knowledge of AAF, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AAF before any Governmental Authority that questions the validity or legality of this Agreement or of the actions contemplated hereby or that seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

         (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AAF, threatened in writing or, if probable of assertion, orally, against AAF affecting any property, asset, interest or right of the Acquired Fund, that could reasonably be expected to have, individually or in the aggregate, a

Material Adverse Effect with respect to the Acquired Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AAF's conduct of the business of the Acquired Fund affecting in any significant respect the conduct of such business. AAF is not, and has not been to its knowledge, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of the Acquired Fund.

         Section 3.12 Contracts. AAF is not in default under any contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party and that involves or affects the Assets, by which the assets, business, or operations of the Acquired Fund may be bound or affected, or under which it or the assets, business or operations of the Acquired Fund receives benefits, and which default could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect, and, to the knowledge of AAF there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

         Section 3.13 Properties and Assets. AAF, on behalf of the Acquired Fund, has good and marketable title to all properties and assets reflected in the Acquired Fund Financial Statements as owned by it, free and clear of all Liens, except as described in the Acquired Fund Financial Statements.

         Section 3.14 Taxes.

         (a) The Acquired Fund is a "fund" as defined in Section 851(g)(2) of the Code and has elected to be a regulated investment company under Subchapter M of the Code. The Acquired Fund has qualified for treatment as such for each taxable year since inception that has ended prior to the Closing Date and will continue to satisfy the requirements of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (i) insure continued qualification of the Acquired Fund for treatment as a regulated investment company for tax purposes and (ii) eliminate any tax liability of the Acquired Fund arising by reason of undistributed investment company taxable income or net capital gain, AAF will declare on or prior to the Closing Date to the shareholders of the Acquired Fund a dividend or dividends that, together with all previous dividends, shall have the effect of distributing (A) all of the Acquired Fund's investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended December 31, 1999, and for the short taxable year beginning on January 1, 2000, and ending on the Closing Date and (B) all of the Acquired Fund's net capital gain recognized in its taxable year ended December 31, 1999, and in such short taxable year (after reduction for any capital loss carryover).

         (b) The Acquired Fund has timely filed all Returns required to be filed by it, and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay would not reasonably be expected, individually or in the aggregate, to have a Material Adverse

Effect. Adequate provision has been made in the Acquired Fund Financial Statements for all Taxes in respect of all periods ended on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiency for any Taxes has been proposed, assessed or asserted in writing by any taxing authority against the Acquired Fund, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending, and no Returns of the Acquired Fund are currently being or have been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

         (c) To the best knowledge of AAF, the fiscal year of the Acquired Fund has not been changed for tax purposes since the date on which it commenced operations.

         Section 3.15 Benefit and Employment Obligations. On or prior to the Closing Date, the Acquired Fund will have no obligation to provide any post-retirement or post-employment benefit to any Person, including under any Benefit Plan, and will have no obligation to provide unfunded deferred compensation or other unfunded or self-funded benefits to any Person.

         Section 3.16 Brokers. No broker, finder or similar intermediary has acted for or on behalf of AAF in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AAF or any action taken by it.

         Section 3.17 Voting Requirements. The vote of a majority of the outstanding Acquired Fund Shares entitled to vote cast at a meeting at which a quorum is present (the "Required Shareholder Vote") is the only vote of Acquired Fund Shareholders necessary to approve this Agreement and the Reorganization contemplated by this Agreement.

         Section 3.18 State Takeover Statutes. No state takeover statute or similar statute or regulation applies to the Reorganization, this Agreement or any of the transactions contemplated by this Agreement.

         Section 3.19 Books and Records. The books and records of AAF relating to the Acquired Fund, reflecting, among other things, the purchase and sale of Acquired Fund Shares, the number of issued and outstanding shares owned by the Acquired Fund's shareholders and the states or other jurisdictions in which such shares were offered and sold, are complete and accurate in all material respects.

         Section 3.20 Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for the Acquired Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         Section 3.21 No Distribution. The Acquiring Fund Shares are not being acquired for the purpose of any distribution thereof, other than in accordance with the terms of this Agreement.

         Section 3.22 Liabilities. The Liabilities were incurred by the Acquired Fund in the ordinary course of its business and are associated with the Assets. The fair market value of the Assets on a going concern basis will equal or exceed the sum of the Liabilities to be assumed by the Acquiring Fund plus the amount of Liabilities, if any, to which the Assets will be subject.

         Section 3.23 Value of Shares. The fair market value of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will be approximately equal to the fair market value of its Acquired Fund Shares constructively surrendered in exchange therefor.

         Section 3.24 Shareholder Expenses. The Acquired Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization.

         Section 3.25 Intercompany Indebtedness. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount.

         Section 3.26 Diversification of Assets. Not more than 25% of the value of the Acquired Fund's total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

                                    ARTICLE 4
                      REPRESENTATIONS AND WARRANTIES OF AGS

         AGS, on behalf of the Acquiring Fund, represents and warrants to AAF as follows:

         Section 4.1 Organization; Authority. AGS is duly organized, validly existing and in good standing under the Delaware Business Trust Act, with all requisite trust power and authority to enter into this Agreement and perform its obligations hereunder.

         Section 4.2 Registration and Regulation of AGS. AGS is duly registered with the SEC as an investment company under the Investment Company Act, and the Acquiring Fund is a duly established and designated series thereof. The Acquiring Fund is in compliance in all material respects with all applicable laws, rules and regulations, including, without limitation, the Investment Company Act, the Securities Act, the Exchange Act and all applicable state securities laws. The Acquiring Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the AGS Registration Statement. The value of the net assets of the Acquiring Fund is determined using portfolio valuation methods that comply in all material respects with the requirements of the Investment Company Act and the policies of the Acquired Fund and all purchases and redemptions of Acquired Fund Shares have been effected at the net asset value per share calculated in such manner.

         Section 4.3 Financial Statements. The books of account and related records of the Acquiring Fund fairly reflect in reasonable detail its assets, liabilities and transactions in accordance with generally accepted accounting principles applied on a consistent basis. The audited financial statements for the fiscal year ended December 31, 1999, of the Acquiring Fund previously delivered to AAF (the "Acquiring Fund Financial Statements") present fairly in all material respects the financial position of the Acquiring Fund as at the dates indicated and the results of operations and changes in net assets for the periods then ended in accordance with generally accepted accounting principles applied on a consistent basis for the periods then ended.

         Section 4.4 No Material Adverse Changes; Contingent Liabilities. Since December 31, 1999, no material adverse change has occurred in the financial condition, results of operations, business, assets or liabilities of the Acquiring Fund or the status of the Acquiring Fund as a regulated investment company under the Code, other than changes resulting from any change in general conditions in the financial or securities markets or the performance of any investments made by the Acquiring Fund or occurring in the ordinary course of business of the Acquiring Fund or AGS. There are no contingent liabilities of an Acquiring Fund not disclosed in the Acquiring Fund Financial Statements which are required to be disclosed in accordance with generally accepted accounting principles.

         Section 4.5 Registration of Acquiring Fund Shares.

         (a) The shares of beneficial interest in AGS are divided into six portfolios, including the Acquiring Fund. The Acquiring Fund currently has three classes of shares, Class A shares, Class B shares and Class C shares. Under its Agreement and Declaration of Trust, AGS is authorized to issue an unlimited number of shares of the Acquiring Fund.

         (b) The Acquiring Fund Shares to be issued pursuant to Section 2.6 shall on the Closing Date be duly registered under the Securities Act by a Registration Statement on Form N-14 of AGS then in effect.

         (c) The Acquiring Fund Shares to be issued pursuant to Section 2.6 are duly authorized and on the Closing Date will be validly issued and fully paid and non-assessable and will conform to the description thereof contained in the Registration Statement on Form N-14 then in effect. At the time of its Reorganization, the Acquiring Fund shall not have outstanding any warrants, options, convertible securities or any other type of right pursuant to which any Person could acquire Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, or Acquiring Fund Class C Shares, except for the right of investors to acquire Acquiring Fund Class A Shares, Acquiring Fund Class B Shares, or Acquiring Fund Class C Shares at net asset value in the normal course of its business as a series of an open-end management investment company operating under the Investment Company Act.

         (d) The combined proxy statement/prospectus (the "Combined Proxy Statement/Prospectus") which forms a part of AGS's Registration Statement on Form N-14 shall be furnished to AAF and the Acquired Fund Shareholders entitled to vote at the Acquired Fund Shareholders Meeting. The Combined Proxy Statement/Prospectus and related Statement of Additional Information of the Acquiring Fund, when they become effective, shall conform to the applicable requirements of the Securities Act and the Investment Company Act and shall not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading, provided, however, that no representation or warranty is made with respect to written information provided by AAF for inclusion in the Combined Proxy Statement/Prospectus.

         (e) The shares of the Acquiring Fund which have been or are being offered for sale (other than the Acquiring Fund Shares to be issued in connection with the Reorganization) have been duly registered under the Securities Act by the AGS Registration Statement and have been duly registered, qualified or are exempt from registration or qualification under the securities laws of each state or other jurisdiction in which such shares have been or are being offered for sale, and no action has been taken by AGS to revoke or rescind any such registration or qualification.

         Section 4.6 Accountants. PricewaterhouseCoopers LLP, which has reported upon the Acquiring Fund Financial Statements for the period ended December 31, 1999, are independent public accountants as required by the Securities Act and the Exchange Act.

         Section 4.7 Binding Obligation. This Agreement has been duly authorized, executed and delivered by AGS on behalf of the Acquiring Fund and, assuming this Agreement has been duly executed and delivered by AAF, constitutes the legal, valid and binding obligation of AGS, enforceable against AGS in accordance with its terms from and with respect to the revenues and assets of the Acquiring Fund, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization or similar laws relating to or affecting creditors' rights generally, or by general equity principles (whether applied in a court of law or a court of equity and including limitations on the availability of specific performance or other equitable remedies).

         Section 4.8 No Breaches or Defaults. The execution and delivery of this Agreement by AGS on behalf of the Acquiring Fund and performance by AGS of its obligations hereunder have been duly authorized by all necessary corporate action on the part of AGS and (i) do not, and on the Closing Date will not, result in any violation of the Agreement and Declaration of Trust or by-laws of AGS and (ii) do not, and on the Closing Date will not, result in a breach of any of the terms or provisions of, or constitute (with or without the giving of notice or the lapse of time or both) a default under, or give rise to a right of termination, cancellation or acceleration of any obligation or to the loss of a material benefit under, or result in the creation or imposition of any Lien upon any property or assets of the Acquiring Fund (except for such breaches or defaults or Liens that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect) under (A) any indenture, mortgage or loan agreement or any other material agreement or instrument to which AGS is a party or by which it may be bound and which relates to the assets of the Acquiring Fund or to which any properties of the Acquiring Fund may be subject;
(B) any Permit; or (C) any existing applicable law, rule, regulation, judgment, order or decree of any Governmental Authority having jurisdiction over

AGS or any property of the Acquiring Fund. AGS is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code.

         Section 4.9 Authorizations or Consents. Other than those which shall have been obtained or made on or prior to the Closing Date, no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority will be required to be obtained or made by AGS in connection with the due execution and delivery by AGS of this Agreement and the consummation by AGS of the transactions contemplated hereby.

         Section 4.10 Permits. AGS has in full force and effect all Permits necessary for it to conduct its business as presently conducted as it relates to the Acquiring Fund, and there has occurred no default under any Permit, except for the absence of Permits and for defaults under Permits the absence or default of which would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the knowledge of AGS there are no proceedings relating to the suspension, revocation or modification of any Permit, except for such that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         Section 4.11 No Actions, Suits or Proceedings.

         (a) There is no pending action, suit or proceeding, nor, to the knowledge of AGS, has any litigation been overtly threatened in writing or, if probable of assertion, orally, against AGS before any Governmental Authority which questions the validity or legality of this Agreement or of the transactions contemplated hereby, or which seeks to prevent the consummation of the transactions contemplated hereby, including the Reorganization.

         (b) There are no judicial, administrative or arbitration actions, suits, or proceedings instituted or pending or, to the knowledge of AGS, threatened in writing or, if probable of assertion, orally, against AGS, affecting any property, asset, interest or right of the Acquiring Fund, that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Acquiring Fund. There are not in existence on the date hereof any plea agreements, judgments, injunctions, consents, decrees, exceptions or orders that were entered by, filed with or issued by Governmental Authority relating to AGS's conduct of the business of the Acquiring Fund affecting in any significant respect the conduct of such business. AGS is not, and has not been, to the knowledge of AGS, the target of any investigation by the SEC or any state securities administrator with respect to its conduct of the business of the Acquiring Fund.

         Section 4.12 Taxes.

         (a) The Acquiring Fund is a "fund" as defined in Section 851(g)(2) of the Code and has elected to be treated as a regulated investment company under Subchapter M of the Code. The Acquiring Fund has qualified for treatment as such for each taxable year since inception that has ended prior to the Closing Date and will continue to satisfy the requirements of Part I of Subchapter M of the Code to maintain such qualification for its current taxable year.

The Acquired Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

         (b) The Acquiring Fund has timely filed all Returns required to be filed by it and all Taxes with respect thereto have been paid, except where the failure so to file or so to pay, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Adequate provision has been made in the Acquiring Fund Financial Statements for all Taxes in respect of all periods ending on or before the date of such financial statements, except where the failure to make such provisions would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No deficiencies for any Taxes have been proposed, assessed or asserted in writing by any taxing authority against the Acquiring Fund, and no deficiency has been proposed, assessed or asserted, in writing, where such deficiency would reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. No waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending and no Return of the Acquiring Fund is currently being or has been audited with respect to income taxes or other Taxes by any Federal, state, local or foreign Tax authority.

         (c) The fiscal year of the Acquiring Fund has not been changed for tax purposes since the date on which it commenced operations.

         Section 4.13 Brokers. No broker, finder or similar intermediary has acted for or on behalf of AGS in connection with this Agreement or the transactions contemplated hereby, and no broker, finder, agent or similar intermediary is entitled to any broker's, finder's or similar fee or other commission in connection therewith based on any agreement, arrangement or understanding with AGS or any action taken by it.

         Section 4.14 Representations Concerning the Reorganization.

         (a) The Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it at any time during the five-year period ending on the Closing Date directly or indirectly owned, any shares of the Acquired Fund.

         (b) AGS has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of Acquiring Fund's business as a series of an open-end investment company; nor does AGS have any plan or intention to redeem or otherwise reacquire any of the Acquiring Fund Shares issued in the Reorganization, except to the extent that the Acquiring Fund is required by the Investment Company Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of its business as a series of an open-end, management investment company.

         (c) The Acquiring Fund has no plan or intention to sell or otherwise dispose of any of the Assets other than in the ordinary course of its business and to the extent necessary to maintain its status as a "regulated investment company" under the Code.

         (d) Following the Reorganization, the Acquiring Fund will continue the "historic business" (within the meaning of Section 1.368-1(d)(2) of the Income Tax Regulations under the Code) of the Acquired Fund and will use a significant portion of the Acquired Fund's "historic business assets" (within the meaning of Section 1.368-1(d)(3) of those regulations) in a business.

         (e) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of Section 851(g)(2) of the Code) following the Reorganization.

         Section 4.15 Prospectus and Statement of Additional Information. The current prospectus and statement of additional information for the Acquiring Fund as of the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or on the Closing Date do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

         Section 4.16 Value of Shares. The fair market value of the Acquiring Fund Shares received by each Acquired Fund Shareholder in the Reorganization will be approximately equal to the fair market value of its Acquired Fund Shares constructively surrendered in exchange therefor.

         Section 4.17 Intercompany Indebtedness; Consideration. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount. No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Liabilities, including for this purpose all Liabilities to which the Assets are subject) will be issued in exchange for the Assets in connection with the Reorganization. The fair market value of the Assets on a going concern basis will equal or exceed the sum of the Liabilities to be assumed by the Acquiring Fund plus the amount of Liabilities, if any, to which the Assets will be subject.

                                    ARTICLE 5
                                    COVENANTS

         Section 5.1 Conduct of Business.

         (a) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AAF shall conduct the business of the Acquired Fund only in the ordinary course and substantially in accordance with past practices, shall use its reasonable best efforts to preserve intact its business organization and material assets and to maintain the rights, franchises and business and customer relations necessary to conduct the business of the Acquired Fund in the ordinary course in all material respects and shall invest the Assets in a manner that ensures compliance with Section 3.14(a) of this Agreement. Without limiting the generality of the foregoing, AAF shall not do any of the following with respect to the Acquired Fund without the prior written consent of AGS, which consent shall not be unreasonably withheld:

                  (i) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for its capital stock;

                  (ii) amend its Articles of Incorporation or by-laws;

                  (iii) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, joint venture, association or other business organization or series or division thereof or any assets that are material, individually or in the aggregate, to the Acquired Fund taken as a whole, except purchases of assets in the ordinary course of business consistent with past practice;

                  (iv) sell, lease or otherwise dispose of any of its material properties or assets, or mortgage or otherwise encumber or subject to any Lien any of its material properties or assets, other than in the ordinary course of business;

                  (v) incur any indebtedness for borrowed money or guarantee any indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Acquired Fund, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person, or enter into any arrangement having the economic effect of any of the foregoing;

                  (vi) settle or compromise any material income tax liability or make any material tax election;

                  (vii) pay, discharge or satisfy any material claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than in the ordinary course of business;

                  (viii) change its method of accounting, except as required by changes in generally accepted accounting principles as concurred in by its independent auditors, or change its fiscal year;

                  (ix) make or agree to make any material severance, termination, indemnification or similar payments except pursuant to existing agreements; or

                  (x) adopt any Benefit Plan.

         (b) From the date of this Agreement up to and including the Closing Date (or, if earlier, the date upon which this Agreement is terminated pursuant to Article 7), AGS shall conduct the business of the Acquiring Fund only in the ordinary course and substantially in accordance with past practices, and shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business relations necessary to conduct the business operations of the Acquiring Fund in the ordinary course in all material respects.

         Section 5.2 Announcements. AAF and AGS shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement and the transactions contemplated by this Agreement, and neither AAF nor AGS shall issue any such press release or make any public statement without the prior written approval of the other party to this Agreement, such approval not to be unreasonably withheld, except as may be required by law.

         Section 5.3 Expenses. The Acquired Fund and the Acquiring Fund shall each bear the expenses it incurs in connection with this Agreement and the Reorganization and other transactions contemplated hereby.

         Section 5.4 Further Assurances. Each of the parties hereto shall execute such documents and other papers and perform such further acts as may be reasonably required to carry out the provisions hereof and the transactions contemplated hereby. Each such party shall, on or prior to the Closing Date, use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to the consummation of the Reorganization, including the execution and delivery of any documents, certificates, instruments or other papers that are reasonably required for the consummation of the Reorganization.

         Section 5.5 Notice of Events. AGS shall give prompt notice to AAF, and AAF shall give prompt notice to AGS, of (a) the occurrence or nonoccurrence of any event which to the knowledge of AGS or to the knowledge of AAF, the occurrence or non-occurrence of which would be likely to result in any of the conditions specified in (i) in the case of AAF, Sections 6.1 and 6.2 or (ii) in the case of AGS, Sections 6.2 and 6.3, not being satisfied so as to permit the consummation of the Reorganization and (b) any material failure on its part, or on the part of the other party hereto of which it has knowledge, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.5 shall not limit or otherwise affect the remedies available hereunder to any party.

         Section 5.6 Access to Information.

         (a) AAF will, during regular business hours and on reasonable prior notice, allow AGS and its authorized representatives reasonable access to the books and records of AAF pertaining to the Assets and to officers of AAF knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AAF.

         (b) AGS will, during regular business hours and on reasonable prior notice, allow AAF and its authorized representatives reasonable access to the books and records of AGS pertaining to the assets of the Acquiring Fund and to officers of AGS knowledgeable thereof; provided, however, that any such access shall not significantly interfere with the business or operations of AGS.

         Section 5.7 Consents, Approvals and Filings. Each of AAF and AGS shall make all necessary filings, as soon as reasonably practicable, including, without limitation, those required under the Securities Act, the Exchange Act, the Investment Company Act and the

Advisers Act, in order to facilitate prompt consummation of the Reorganization and the other transactions contemplated by this Agreement. In addition, each of AAF and AGS shall use its reasonable best efforts, and shall cooperate fully with each other (i) to comply as promptly as reasonably practicable with all requirements of Governmental Authorities applicable to the Reorganization and the other transactions contemplated herein and (ii) to obtain as promptly as reasonably practicable all necessary permits, orders or other consents of Governmental Authorities and consents of all third parties necessary for the consummation of the Reorganization and the other transactions contemplated herein. Each of AAF and AGS shall use reasonable efforts to provide such information and communications to Governmental Authorities as such Governmental Authorities may request.

         Section 5.8 Submission of Agreement to Shareholders. AAF shall take all action necessary in accordance with applicable law and its Articles of Incorporation and by-laws to convene the Acquired Fund Shareholders Meeting. AAF shall, through its Board of Directors, recommend to the Acquired Fund Shareholders approval of this Agreement and the transactions contemplated by this Agreement. AAF shall use its reasonable best efforts to hold the Acquired Fund Shareholders Meeting as soon as practicable after the date hereof.

                                    ARTICLE 6
                   CONDITIONS PRECEDENT TO THE REORGANIZATION

         Section 6.1 Conditions Precedent of AGS. The obligation of AGS to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AGS.

         (a) The representations and warranties of AAF on behalf of the Acquired Fund set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

         (b) AAF shall have complied with and satisfied in all material respects all agreements and conditions relating to the Acquired Fund set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

         (c) AGS shall have received at the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AAF, in such individual's capacity as an officer of AAF and not as an individual, to the effect that the conditions specified in Section 6.1(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AAF certifying as to the accuracy and completeness of the attached Articles of Incorporation and by-laws of AAF, and resolutions, consents and authorizations of or regarding AAF with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

         (d) AGS shall have received the signed opinion of Ballard Spahr Andrews & Ingersoll, LLP, counsel to AAF, or other counsel reasonably acceptable to AGS, in form and substance reasonably acceptable to counsel for AGS, as to the matters set forth in Schedule 6.1(d).

         (e) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

         Section 6.2 Mutual Conditions. The obligations of AAF and AGS to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following further conditions, any one or more (other than that is paragraph (d)) may be waived in writing by AAF and AGS, but only if and to the extent that such waiver is mutual.

         (a) All filings required to be made prior to the Closing Date with, and all consents, approvals, permits and authorizations required to be obtained on or prior to the Closing Date from Governmental Authorities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated herein by AAF and AGS shall have been made or obtained, as the case may be; provided, however, that such consents, approvals, permits and authorizations may be subject to conditions that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

         (b) This Agreement, the Reorganization of the Acquired Fund and related matters shall have been approved and adopted at the Acquired Fund Shareholders Meeting by the shareholders of the Acquired Fund on the record date by the Required Shareholder Vote.

         (c) The Assets to be acquired by the Acquiring Fund shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately prior to the Reorganization. For purposes of this Section 6.2(c), assets used by the Acquired Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions -- except (i) redemptions pursuant to the Investment Company Act not made as part of the Reorganization and (ii) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code -- after the date of this Agreement shall be included as assets held by the Acquired Fund immediately prior to the Reorganization.

         (d) No temporary restraining order, preliminary or permanent injunction or other order issued by any Governmental Authority preventing the consummation of the Reorganization on the Closing Date shall be in effect; provided, however, that the party or parties invoking this condition shall use reasonable efforts to have any such order or injunction vacated.

         (e) The Registration Statement on Form N-14 filed by AGS with respect to the Acquiring Fund Shares to be issued to Acquired Fund Shareholders in connection with the Reorganization shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

         (f) AAF and AGS shall have received on or before the Closing Date an opinion of Kirkpatrick & Lockhart LLP in form and substance reasonably acceptable to AAF and AGS, as to the matters set forth on Schedule 6.2(f). In rendering such opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement, which such counsel may treat as representations made to it, or in separate letters addressed to such counsel and any certificates delivered pursuant to this Agreement. Such opinion may state that no opinion is expressed as to the effect of the Reorganization on either Fund or any Acquired Fund Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

         (g) The dividend or dividends described in the last sentence of Section 3.14(a) shall have been declared.

         Section 6.3 Conditions Precedent of AAF. The obligation of AAF to consummate the Reorganization is subject to the satisfaction, at or prior to the Closing Date, of all of the following conditions, any one or more of which may be waived in writing by AAF.

         (a) The representations and warranties of AGS on behalf of the Acquiring Fund participating in the Reorganization set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same effect as though all such representations and warranties had been made as of the Closing Date.

         (b) AGS shall have complied with and satisfied in all material respects all agreements and conditions relating to the Acquiring Fund participating in the Reorganization set forth herein on its part to be performed or satisfied at or prior to the Closing Date.

         (c) AAF shall have received on the Closing Date (i) a certificate, dated as of the Closing Date, from an officer of AGS, in such individual's capacity as an officer of AGS and not as an individual, to the effect that the conditions specified in Sections 6.3(a) and (b) have been satisfied and (ii) a certificate, dated as of the Closing Date, from the Secretary or Assistant Secretary of AGS certifying as to the accuracy and completeness of the attached Agreement and Declaration of Trust and by-laws, as amended, of AGS and resolutions, consents and authorizations of or regarding AGS with respect to the execution and delivery of this Agreement and the transactions contemplated hereby.

         (d) AAF shall have received the signed opinion of Kirkpatrick & Lockhart LLP, counsel to AGS, or other counsel reasonably acceptable to AAF, in form and substance reasonably acceptable to counsel for AGS, as to the matters set forth on Schedule 6.3(d).

                                    ARTICLE 7
                            TERMINATION OF AGREEMENT

         Section 7.1 Termination.

         (a) This Agreement may be terminated in whole or with respect to the Reorganization described herein on or prior to the Closing Date as follows:

                  (i) by mutual written consent of AAF and AGS; or

                  (ii) at the election of AAF or AGS:

                        (A) if the Closing Date shall not be on or before
                  November 30, 2000, or such later date as the parties hereto may agree upon, unless the failure to consummate the Reorganization is the result of a willful and material breach of this Agreement by the party seeking to terminate this Agreement;

                        (B) if, upon a vote at the Acquired Fund Shareholders
                  Meeting or any adjournment thereof, the Required Shareholder Vote shall not have been obtained as contemplated by Section 5.8; or

                        (C) if any Governmental Authority shall have issued an
                  order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the Reorganization and such order, decree, ruling or other action shall have become final and nonappealable.

         (b) The termination of this Agreement shall be effectuated by the delivery by the terminating party to the other party of a written notice of such termination.

         Section 7.2 Survival After Termination. If this Agreement is terminated in accordance with Section 7.1 hereof and the Reorganization of the Acquired Fund is not consummated, this Agreement shall become void and of no further force and effect with respect to the Reorganization and the Acquired Fund, except for the provisions of Section 5.3.

                                    ARTICLE 8
                                  MISCELLANEOUS

         Section 8.1 Survival of Representations and Warranties. The representations, warranties and covenants in this Agreement or in any certificate or instrument delivered pursuant to this Agreement shall survive the consummation of the transactions contemplated hereunder for a period of one (1) year following the Closing Date.

         Section 8.2 Governing Law. This Agreement shall be construed and interpreted according to the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state.

         Section 8.3 Binding Effect, Persons Benefiting, No Assignment. This Agreement shall inure to the benefit of and be binding upon the parties hereto and the respective successors and assigns of the parties and such Persons. Nothing in this Agreement is intended or shall be construed to confer upon any entity or Person other than the parties hereto and their respective successors and permitted assigns any right, remedy or claim under or by reason of this Agreement or any part hereof. Without the prior written consent of the parties hereto, this Agreement may not be assigned by any of the parties hereto.

         Section 8.4 Obligations of AGS and AAF.

         (a) AAF and AGS hereby acknowledge and agree that the Acquiring Fund is a separate investment portfolio of AGS, that AGS is executing this Agreement on behalf of the Acquiring Fund, and that any amounts payable by AGS under or in connection with this Agreement shall be payable solely from the revenues and assets of the Acquiring Fund. AAF further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AGS in his or her capacity as an officer of AGS intending to bind AGS as provided herein, and that no officer, director or shareholder of AGS shall be personally liable for the liabilities or obligations of AGS incurred hereunder.

         (b) AAF and AGS hereby acknowledge and agree that the Acquired Fund is a separate investment portfolio of AAF, that AAF is executing this Agreement on behalf of the Acquired Fund and that any amounts payable by AAF under or in connection with this Agreement shall be payable solely from the revenues of the Acquired Fund and the Assets. AGS further acknowledges and agrees that this Agreement has been executed by a duly authorized officer of AAF in his or her capacity as an officer of AAF intending to bind AAF as provided herein, and that no officer, trustee or shareholder of AAF shall be personally liable for the liabilities of AAF incurred hereunder.

         Section 8.5 Amendments. This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by the Acquired Fund Shareholders, in any manner mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Acquired Fund Shareholders' interests.

         Section 8.6 Enforcement. The parties agree irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States or any state having jurisdiction, in addition to any other remedy to which they are entitled at law or in equity.

         Section 8.7 Interpretation. When a reference is made in this Agreement to a Section or Schedule, such reference shall be to a Section of, or a Schedule to, this Agreement unless otherwise indicated. The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation". Each representation and warranty contained in Article 3 or 4 that relates to a general category of a subject matter shall be deemed superseded by a specific representation and warranty relating to a subcategory thereof to the extent of such specific representation or warranty.

         Section 8.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and each of which shall constitute one and the same instrument.

         Section 8.9 Entire Agreement; Schedules. This Agreement, including the Schedules, certificates and lists referred to herein, and any documents executed by the parties simultaneously herewith or pursuant thereto, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, written or oral, between the parties with respect to such subject matter.

         Section 8.10 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand or by overnight courier, two days after being sent by registered mail, return receipt requested, or when sent by telecopier (with receipt confirmed), provided, in the case of a telecopied notice, a copy is also sent by registered mail, return receipt requested, or by courier, addressed as follows (or to such other address as a party may designate by notice to the other):

         (a) If to AAF:                      with a copy to:

             AIM Advisor Funds, Inc.         Ballard Spahr Andrews & Ingersoll,
             11 Greenway Plaza, Suite 100      LLP
             Houston, Texas  77046-1173      1735 Market Street, 51st Floor
             Attn:  Carol F. Relihan, Esq.   Philadelphia, Pennsylvania
             Fax:  (713) 993-9185             19103-7599
                                             Attn:  William H. Rheiner, Esq.
                                             Fax:  (215) 864-8999

         (b) If to AGS:                      with a copy to:

             AIM Growth Series               Kirkpatrick & Lockhart LLP
             11 Greenway Plaza, Suite 100    1800 Massachusetts Avenue, N.W.
             Houston, Texas  77046-1173      Washington, D.C.  20036-1800
             Attn:  Carol F. Relihan, Esq.   Attn:  Arthur J. Brown, Esq.
             Fax:  (713) 993-9185            Fax:  (202) 778-9100

         Section 8.11 Representations by AIM Advisors. In its capacity as investment adviser to the Acquired Fund, AIM Advisors represents to AGS that to the best of its knowledge the representations and warranties of AAF and the Acquired Fund contained in this Agreement are true and correct as of the date of this Agreement. In its capacity as investment adviser to the Acquiring Fund, AIM Advisors represents to AAF that to the best of its knowledge the representations and warranties of AGS and the Acquiring Fund contained in this Agreement are true and correct as of the date of this Agreement. For purposes of this Section 8.11, the best knowledge standard shall be deemed to mean that the officers of AIM Advisors who have substantive responsibility for the provision of investment advisory services to AAF and AGS do not have actual knowledge to the contrary after due inquiry.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                                    AIM Advisor Funds, Inc., acting on
                                    behalf of AIM Advisor Large Cap Value Fund



                                    By: /s/ Robert H. Graham
                                       ---------------------------------------



                                    AIM Growth Series, acting
                                    on behalf of AIM Basic Value Fund



                                    By: /s/ Robert H. Graham
                                       ---------------------------------------



                                    A I M Advisors, Inc.



                                    By: /s/ Robert H. Graham
                                       ---------------------------------------

                                 Schedule 6.1(d)

                            Opinion of Counsel to AAF


         1. AAF is a corporation validly existing and in good standing under the Maryland General Corporation Law.

         2. AAF is an open-end, management investment company registered under the Investment Company Act of 1940.

         3. The execution, delivery and performance of the Agreement by AAF have been duly authorized and approved by all requisite corporate action on the part of AAF. The Agreement has been duly executed and delivered by AAF and constitutes the valid and binding obligation of AAF.

         4. The Acquired Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

         5. To the best of our knowledge, AAF is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

         We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AAF or who has devoted substantive attention on behalf of AAF during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against the Acquiring Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                 Schedule 6.2(f)

                                   Tax Opinion


         (i) The acquisition of the Assets by the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the Acquiring Fund's assumption of the Liabilities, followed by the distribution of those Shares pro rata to the Acquired Fund Shareholders constructively in exchange for their Acquired Fund Shares, as provided in the Agreement, will qualify as a "reorganization" within the meaning of section 368(a) of the Code, and each Fund will be a "party to a reorganization" within the meaning of 368(b) of the Code.

         (ii) The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the Liabilities or on the distribution of those shares to the Acquired Fund Shareholders.

         (iii) The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities.

         (iv) The Acquiring Fund's basis for the Assets will be the same as the Acquired Fund's basis therefor immediately before the Reorganization, and the Acquiring Fund's holding period for the Assets will include the Acquired Fund's holding period therefor.

         (v) An Acquired Fund Shareholder will recognize no gain or loss on the receipt of Acquiring Fund Shares in constructive exchange for all its Acquired Fund Shares pursuant to the Reorganization.

         (vi) An Acquired Fund Shareholder's aggregate basis for the Acquiring Fund Shares received thereby in the Reorganization will be the same as the aggregate basis for its Acquired Fund Shares to be constructively surrendered in exchange therefor, and its holding period for those Acquiring Fund Shares will included its holding period for those Acquired Fund Shares, provided the Acquired Fund Shareholder held the Acquired Fund Shares as capital assets at the Effective Time.

                                 Schedule 6.3(d)

                            Opinion of Counsel to AGS


         1. AGS is duly organized and validly existing as a business trust under the Delaware Business Trust Act.

         2. AGS is an open-end, management investment company registered under the Investment Company Act of 1940.

         3. The execution, delivery and performance of the Agreement by AGS have been duly authorized and approved by all requisite trust action on the part of AGS. The Agreement has been duly executed and delivered by AGS and constitutes the valid and binding obligation of AGS.

         4. The Acquired Fund Shares outstanding on the date hereof have been duly authorized and validly issued, are fully paid and are non-assessable.

         5. To the best of our knowledge, AGS is not required to submit any notice, report or other filing with or obtain any authorization, consent or approval from any governmental authority or self regulatory organization prior to the consummation of the transactions contemplated by the Agreement.

         We confirm to you that to our knowledge after inquiry of each lawyer who is the current primary contact for AGS or who has devoted substantive attention on behalf of AGS during the preceding twelve months and who is still currently employed by or is currently a member of this firm, no litigation or governmental proceeding is pending or threatened in writing against the Acquired Fund (i) with respect to the Agreement or (ii) which involves in excess of $500,000 in damages.

                                                                     Appendix II

                   CLASS A, CLASS B AND CLASS C SHARES OF

                            AIM BASIC VALUE FUND


                      Supplement dated March 22, 2000
                    to the Prospectus dated May 3, 1999
       as revised October 25, 1999 and supplemented February 11, 2000 and February 25, 2000

At a meeting held on March 14, 2000, the Board of Trustees of AIM Growth Series (the "Trust"), on behalf of AIM Basic Value Fund (the "Fund"), voted to request shareholders to approve certain proposals relating to the restructuring of the Fund.

The Fund currently invests all of its investable assets in the Value Portfolio (the "Portfolio"). The Board approved a restructuring of the Fund which will eliminate the Fund's current master-feeder structure and cause the Fund to redeem its interest in the Portfolio. The Portfolio will then be terminated. The Fund's investment strategies will be the same as the Portfolio's current investment strategies. The Fund's portfolio managers will be the current portfolio mangers of the Portfolio. The Board is requesting shareholder approval of the following items related to the restructuring:


            - A new advisory agreement between the Trust and A I M Advisors, Inc. ("AIM"). The Board has concluded that the terms of the new advisory agreement are substantially the same as the advisory portion of the current advisory agreement with the Portfolio, except:
                     (1) AIM would directly manage the Fund's investments and would receive an annual fee for the investment advisory services that it provides to the Fund at a rate equal to the combined rate of the fee charged to the Portfolio and the fee charged to the Fund for administrative services; (2) the proposed advisory agreement adds provisions relating to certain functions that would be performed by AIM in connection with the Fund's securities lending program and for which AIM would receive compensation; and (3) the proposed advisory agreement clarifies non-exclusivity provisions that are set forth in the current advisory agreement;

           - Changing the Fund's fundamental investment restrictions. The proposed revisions to the Fund's fundamental investment restrictions are described in a supplement to the Fund's statement of additional information;

           - Making the Fund's investment objective non-fundamental. The investment objective would not be changed. If the investment objective of the Fund becomes non-fundamental, it can be changed in the future by the Board of Trustees of the Trust without further approval by shareholders.

The Board of Trustees of the Trust has called a meeting of the Fund's shareholders to be held in May 2000 to vote on these and other proposals. Only shareholders of record as of April 3, 2000 will be entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about June 5, 2000.

The Board has also approved a new administrative services agreement between AIM and the Fund. The administrative and accounting services to be provided to the Fund are substantially the same services that AIM provides to the Portfolio and the Fund under the current agreements.

                              AIM BASIC VALUE FUND

                             CLASS A, B AND C SHARES

                       Supplement dated February 25, 2000
                      to the Prospectus dated May 3, 1999,
        as revised October 25, 1999 and as supplemented February 11, 2000

This supplement supersedes and replaces in its entirety the supplement dated February 11, 2000.

Advisor Class shares of AIM Basic Value Fund converted to Class A shares of the fund effective the close of business on February 11, 2000. Advisor Class shares of the fund are no longer offered for sale or exchange.

The following replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGERS" on page 4 of the prospectus:

          "The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

          o Evan G. Harrel, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc.

          o Matthew W. Seinsheimer, Portfolio Manager, who has been responsible for the fund since 2000 and has been associated with the advisor and/or its affiliates since 1998. From 1995 to 1998, he was Portfolio Manager for American Indemnity Company.

          o Bret W. Stanley, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc."

        AIM BASIC VALUE FUND

        ------------------------------------------------------------------------

        AIM Basic Value Fund seeks to provide long-term growth of capital.

                                                        --Registered Trademark--

        PROSPECTUS
        MAY 3, 1999
        AS REVISED OCTOBER 25, 1999

                                       This prospectus contains important
                                       information about the Class A, B and
                                       C shares of the fund. Please read it
                                       before investing and keep it for
                                       future reference.

                                       As with all other mutual fund
                                       securities, the Securities and
                                       Exchange Commission has not approved
                                       or disapproved these securities or
                                       determined whether the information
                                       in this prospectus is adequate or
                                       accurate. Anyone who tells you
                                       otherwise is committing a crime.

        [AIM LOGO APPEARS HERE]                 INVEST WITH DISCIPLINE
                                               --Registered Trademark--

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES          1
- - - - - - - - - - - - - - - - - - - - - - - -

PRINCIPAL RISKS OF INVESTING IN THE FUND     1
- - - - - - - - - - - - - - - - - - - - - - - -

PERFORMANCE INFORMATION                      2
- - - - - - - - - - - - - - - - - - - - - - - -

Annual Total Returns                         2

Performance Table                            2

FEE TABLE AND EXPENSE EXAMPLE                3
- - - - - - - - - - - - - - - - - - - - - - - -

Fee Table                                    3

Expense Example                              3

FUND MANAGEMENT                              4
- - - - - - - - - - - - - - - - - - - - - - - -

The Advisor                                  4

Advisor Compensation                         4

Portfolio Managers                           4

OTHER INFORMATION                            4
- - - - - - - - - - - - - - - - - - - - - - - -

Sales Charges                                4

Dividends and Distributions                  4

FINANCIAL HIGHLIGHTS                         5
- - - - - - - - - - - - - - - - - - - - - - - -

SHAREHOLDER INFORMATION                    A-1
- - - - - - - - - - - - - - - - - - - - - - - -

Choosing a Share Class                     A-1

Purchasing Shares                          A-3

Redeeming Shares                           A-4

Exchanging Shares                          A-6

Pricing of Shares                          A-8

Taxes                                      A-8

OBTAINING ADDITIONAL INFORMATION    Back Cover
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

The AIM Family of Funds, The AIM Family of Funds and Design (i.e., the AIM logo), AIM and Design, AIM, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design and Invest with Discipline are registered service marks and AIM Bank Connection, AIM Funds, AIM Funds and Design, AIM Internet Connect and AIM Investor are service marks of
A I M Management Group Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital.

  The fund seeks to meet this objective by investing all of its investable assets in the Value Portfolio (the portfolio), which in turn normally invests at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations of greater than $500 million and that the portfolio managers believe to be undervalued in relation to long-term earning power or other factors.

  The portfolio may also invest up to 35% of its total assets in equity securities of U.S. issuers that have market capitalizations of less than $500 million and in investment-grade non-convertible debt securities, U.S. government securities and high-quality money market instruments, all of which are issued by U.S. issuers. The portfolio may also invest up to 25% of its total assets in foreign securities.

  In selecting investments, the portfolio managers seek to identify those companies whose prospects and growth potential are undervalued by investors and that provide the potential for attractive returns. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

  In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the portfolio may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, or high-quality debt securities. As a result, the fund or the portfolio may not achieve its investment objective.

  The portfolio may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the portfolio does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on your investment. Active trading may also increase short-term capital gains and losses, which may affect the taxes you have to pay.

  If the fund's Board of Trustees determines that it is in the best interests of the fund and its shareholders, the fund may redeem its investment in the portfolio.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the portfolio invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

  Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

  The fund currently participates in the initial public offering (IPO) market, and a significant portion of the fund's returns currently are attributable to its investment in IPOs, which have a magnified impact due to the fund's small asset base. As the fund's assets grow, it is probable that the effect of the fund's investment in IPOs on its total returns will decline, which may reduce the fund's total returns.

  The value of your shares could be adversely affected if the computer systems used by the portfolio's investment advisor and other service providers are unable to distinguish the year 2000 from the year 1900.

  The portfolio's investment advisor and independent technology consultants are working to avoid year 2000-related problems in its systems and to obtain assurances that other service providers are taking similar steps. Year 2000 problems may also affect issuers in whose securities the portfolio invests.

  An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------
The bar chart and table shown below provide an indication of the risks of investing in the fund. The fund's past performance is not necessarily an indication of its future performance. Total return information in the bar chart and table below may be affected by special market factors, including the fund's investments in initial public offerings, which may have a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following bar chart shows changes in the performance of the fund's Class A shares from year to year. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower.

                     [GRAPH]

                                              Annual
Year Ended                                    Total
December 31                                   Return
-----------                                   ------
1996 .......................................  15.12%
1997 .......................................  27.23%
1998 .......................................   7.02%

  During the periods shown in the bar chart, the highest quarterly return was 15.01% (quarter ended September 30, 1997) and the lowest quarterly return was -12.63% (quarter ended September 30, 1998).

PERFORMANCE TABLE

The following performance table compares the fund's performance to that of a broad-based securities market index. The fund's performance reflects payment of sales loads.

AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------
(for the periods ended                                                     SINCE        INCEPTION
December 31, 1998)                                           1 YEAR      INCEPTION         DATE
-------------------------------------------------------------------------------------------------
Class A                                                       1.15%        16.99%       10/18/95

Class B                                                       1.34         17.69        10/18/95

Class C                                                         --            --          5/3/99

Russell 1000--Registered Trademark-- Index(1)                27.02         28.08(2)     10/31/95(2)
-------------------------------------------------------------------------------------------------

(1) The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
(2) The average annual total return given is since the date closest to the inception date of the classes with the longest performance history.

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund:

SHAREHOLDER FEES
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(fees paid directly from
your investment)                  CLASS A   CLASS B   CLASS C
---------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                    5.50%      None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase
price or redemption
proceeds, whichever
is less)                           None(1)    5.00%     1.00%
---------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES
- - - - - - - - - - - - - - - - - - - - - - - - - - - -
(expenses that are deducted
from fund assets)(2)       CLASS A   CLASS B   CLASS C
-------------------------------------------------------
Management Fees             0.73%     0.73%     0.73%
Distribution and/or
Service (12b-1) Fees        0.35      1.00      1.00
Other Expenses              1.03      1.03      1.03
Total Annual Fund
Operating Expenses          2.11      2.76      2.76
Expense Reimbursement(3)    0.36      0.36      0.36
Net Expenses                1.75      2.40      2.40
-------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1% contingent deferred sales charge (CDSC) at the time of redemption.
(2) This fee table, and the expense example below, reflect the expenses of both the fund and the portfolio.
(3) The investment advisor has contractually agreed to limit net expenses.

As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

  The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's gross operating expenses remain the same. To the extent fees are waived or expenses are reimbursed, the expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $752    $1,175    $1,622     $2,857
Class B    779     1,156     1,659      2,934
Class C    379       856     1,459      3,090
----------------------------------------------

You would pay the following expenses if you did not redeem your shares:

         1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------
Class A   $752    $1,175    $1,622     $2,857
Class B    279       856     1,459      2,934
Class C    279       856     1,459      3,090
----------------------------------------------


                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISOR

A I M Advisors, Inc. (the advisor) serves as the investment advisor for the Value Portfolio (the portfolio), and is responsible for its day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The advisor supervises all aspects of the portfolio's operations and provides investment advisory services to the portfolio, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the portfolio.

  The advisor has acted as an investment advisor since its organization in 1976. Today, the advisor, together with its subsidiaries, advises or manages over 125 investment portfolios, including the portfolio, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

During the fiscal year ended December 31, 1998, the advisor and Chancellor LGT Asset Management, Inc. (the advisor for the period January 1, 1998 through May 28, 1998) together received compensation of 0.76% of average daily net assets consisting of a management and administrative fee of 0.73% and an accounting fee of 0.03%.

PORTFOLIO MANAGERS

The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the day-to-day management of the portfolio, all of whom are officers of A I M Capital Management, Inc., a wholly owned subsidiary of the advisor, are

- Evan G. Harrel, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc.

- Bret W. Stanley, Senior Portfolio Manager, who has been responsible for the fund since 1998 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc.


OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Basic Value Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains (including any net gains from foreign currency transactions), if any, annually.

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the fund's financial performance. Certain information reflects financial results for a single fund share.

  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund (assuming reinvestment of all dividends and distributions).

  This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report, which is available upon request.

   Total return information in this table may be affected by special market factors, including the fund's investments in initial public offerings, which may have a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance.

                                                                    CLASS A
                                                  -------------------------------------------
                                                                                OCTOBER 18,
                                                   YEAR ENDED DECEMBER 31,          TO
                                                  -------------------------    DECEMBER 31,
                                                  1998(a)    1997     1996         1995
---------------------------------------------------------------------------------------------
Net asset value, beginning of period              $17.25     $14.65   $12.76       $11.43
Income from investment operations:
  Net investment income (loss)(b)                   0.04       0.09(c)  (0.01)(c)    0.03(c)
  Net gains on securities (both realized and
    unrealized)                                     1.16       3.87     1.94         1.30
    Total from investment operations                1.20       3.96     1.93         1.33
Less distributions:
  Dividends from net investment income                --      (0.03)      --           --
  Distributions from net realized gains            (0.32)     (1.33)   (0.04)          --
    Total distributions                            (0.32)     (1.36)   (0.04)          --
Net asset value, end of period                    $18.13     $17.25   $14.65       $12.76
Total return(d)                                     7.02%     27.23%   15.12%       11.64%
---------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $9,074     $7,688   $2,529       $  870
Ratio of expenses to average net assets(c):
  With expense reductions and/or reimbursement      1.74%(e)   1.99%    2.00%        2.00%(f)
  Without expense reductions and/or
    reimbursement                                   2.11%(e)   2.97%    5.51%       50.54%(f)
Ratio of net investment income (loss) to average
  net assets(c):
  With expense reductions and/or reimbursement      0.25%(e)   0.56%   (0.10)%       1.10%(f)
  Without expense reductions and/or
    reimbursement                                  (0.08)%(e) (0.42)%  (3.61)%     (47.44)%(f)
Ratio of interest expense to average net
  assets(g)                                           --       0.03%      --           --
Portfolio turnover rate(g)                           148%        93%     256%          --
---------------------------------------------------------------------------------------------

(a) The Portfolio changed investment advisors on May 29, 1998.
(b) Before reimbursement the net investment loss per share would have been $(0.02), $(0.07), $(0.50), and $(1.11) for 1998-1995, respectively.
(c) Calculated using average shares outstanding.
(d) Does not deduct sales charges and is not annualized for periods less than one year.
(e) Ratios are based on average net assets of $8,458,715.
(f) Annualized.
(g) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------

                                                                   CLASS B
                                                  -----------------------------------------
                                                                               OCTOBER 18,
                                                   YEAR ENDED DECEMBER 31,          TO
                                                  --------------------------   DECEMBER 31,
                                                  1998(a)    1997      1996        1995
-------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 17.04    $ 14.54    $12.75     $ 11.43
Income from investment operations:
  Net investment income(b)                          (0.08)     (0.01)(c) (0.10)(c)      0.01(c)
  Net gains on securities (both realized and
    unrealized)                                      1.15       3.83      1.93        1.31
    Total from investment operations                 1.07       3.82      1.83        1.32
Less distributions:
  Dividends from net investment income                 --         --        --          --
  Distributions from net realized gains             (0.32)     (1.32)    (0.04)         --
    Total distributions                             (0.32)     (1.32)    (0.04)         --
Net asset value, end of period                    $ 17.79    $ 17.04    $14.54     $ 12.75
Total return(d)                                      6.34%     26.44%    14.35%      11.55%
-------------------------------------------------------------------------------------------
Ratios/supplemental data:
Net assets, end of period (000s omitted)          $17,406    $16,717    $5,503     $ 1,254
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement       2.39%(e)   2.64%     2.65%       2.65%(f)
  Without expense reductions and/or
    reimbursement                                    2.76%(e)   3.62%     6.16%      51.19%(f)
Ratio of net investment income to average net
  assets:
  With expense reductions and/or reimbursement      (0.40)%(e) (0.09)%   (0.75)%      0.45%(f)
  Without expense reductions and/or
    reimbursement                                   (0.72)%(e) (1.07)%   (4.26)%    (48.09)%(f)
Ratio of interest expense to average net
  assets(g)                                            --       0.03%       --          --
Portfolio turnover rate(g)                            148%        93%      256%         --
-------------------------------------------------------------------------------------------

(a) The Portfolio changed investment advisors on May 29, 1998.
(b) Before reimbursement the net investment loss per share would have been $(0.15), $(0.17), $(0.59), and $(1.13) for 1998-1995, respectively.
(c) Calculated based upon average shares outstanding during the period.
(d) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(e) Ratios are based on average net assets of $18,806,810.
(f) Annualized.
(g) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consider the factors below:

CLASS A                              CLASS B                              CLASS C
---------------------------------------------------------------------------------------------------------
- Initial sales charge               - No initial sales charge            - No initial sales charge

- Reduced or waived initial sales    - Contingent deferred sales          - Contingent deferred sales
  charge for certain purchases         charge on redemptions within six     charge on redemptions within
                                       years                                one year

- Lower distribution and service     - 12b-1 fee of 1.00%                 - 12b-1 fee of 1.00%
  (12b-1) fee than Class B or
  Class C shares (See "Fee Table
  and Expense Example")

                                     - Converts to Class A shares         - Does not convert to Class A
                                       after eight years along with a       shares
                                       pro rata portion of its
                                       reinvested dividends and
                                       distributions(1)

- Generally more appropriate for     - Purchase orders limited to         - Generally more appropriate
  long-term investors                  amounts less than $250,000           for short-term investors

      (1) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares.

          AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund seven years after your date of purchase. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until eight years after your date of purchase of the original shares.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES

Generally, you will not pay a sales charge on purchases or redemptions of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund. You may be charged a contingent deferred sales charge if you redeem AIM Cash Reserve Shares of AIM Money Market Fund acquired through certain exchanges. Sales charges on all other AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES

The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
----------------------------------------------------------

                                         INVESTOR'S
                                        SALES CHARGE
                                --------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION           OFFERING PRICE  INVESTMENT
----------------------------------------------------------
             Less than $   25,000    5.50%         5.82%
$ 25,000 but less than $   50,000    5.25          5.54
$ 50,000 but less than $  100,000    4.75          4.99
$100,000 but less than $  250,000    3.75          3.90
$250,000 but less than $  500,000    3.00          3.09
$500,000 but less than $1,000,000    2.00          2.04
----------------------------------------------------------

                                      A-1                             MCF--10/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CATEGORY II INITIAL SALES CHARGES
----------------------------------------------------------

                                        INVESTOR'S
                                       SALES CHARGE
                                --------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION           OFFERING PRICE  INVESTMENT
----------------------------------------------------------
             Less than $   50,000    4.75%         4.99%
$ 50,000 but less than $  100,000    4.00          4.17
$100,000 but less than $  250,000    3.75          3.90
$250,000 but less than $  500,000    2.50          2.56
$500,000 but less than $1,000,000    2.00          2.04
----------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
----------------------------------------------------------

                                        INVESTOR'S
                                       SALES CHARGE
                                --------------------------
AMOUNT OF INVESTMENT               AS A % OF     AS A % OF
IN SINGLE TRANSACTION           OFFERING PRICE  INVESTMENT
----------------------------------------------------------
             Less than $  100,000    1.00%         1.01%
$100,000 but less than $  250,000    0.75          0.76
$250,000 but less than $1,000,000    0.50          0.50
----------------------------------------------------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES

You can purchase $1,000,000 or more of Class A shares at net asset value. However, if you purchase shares of that amount in Categories I or II, they will be subject to a contingent deferred sales charge (CDSC) of 1% if you redeem them prior to 18 months after the date of purchase. The distributor may pay a dealer concession and/or a service fee for purchases of $1,000,000 or more.

CONTINGENT DEFERRED SALES CHARGES FOR
CLASS B AND CLASS C SHARES

You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE              CLASS B            CLASS C
----------------------------------------------------------
First                         5%                 1%
Second                        4                None
Third                         3                None
Fourth                        3                None
Fifth                         2                None
Sixth                         1                None
Seventh and following       None               None
----------------------------------------------------------

COMPUTING A CDSC

The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES

You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

Rights of Accumulation

You may combine your new purchases of Class A shares with Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all Class A shares you own.

Letters of Intent

Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS

You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privilege; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS

You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--10/99                            A-2

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund accounts (except for investments in AIM Mid Cap Opportunities Fund and AIM Small Cap Opportunities Fund) are as follows:

                                                    INITIAL                                      ADDITIONAL
TYPE OF ACCOUNT                                   INVESTMENTS                                    INVESTMENTS
----------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing     $  0 ($25 per AIM Fund investment for                $25
plans, 401(k) plans, Simplified Employee Pension      salary deferrals from Savings Plans)
(SEP) accounts, Salary Reduction (SARSEP)
accounts, Savings Incentive Match Plans for
Employee IRA (Simple IRA) accounts, 403(b) or
457 plans)
Automatic Investment Plans                         50                                                  50
IRA, Education IRA or Roth IRA                    250                                                  50
All other accounts                                500                                                  50
----------------------------------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                OPENING AN ACCOUNT                     ADDING TO AN ACCOUNT
----------------------------------------------------------------------------------------------------------
Through a Financial Consultant  Contact your financial consultant.     Same
By Mail                         Mail completed account application     Mail your check and the remittance
                                and purchase payment to the            slip from your confirmation
                                transfer agent,                        statement to the transfer agent.
                                A I M Fund Services, Inc.,
                                P.O. Box 4739,
                                Houston, TX 77210-4739.
By Wire                         Mail completed account application     Call the transfer agent to receive
                                to the transfer agent. Call the        a reference number. Then, use the
                                transfer agent at (800) 959-4246 to    wire instructions at left.
                                receive a reference number.
                                Then, use the following wire
                                instructions:
                                Beneficiary Bank ABA/Routing #:
                                113000609
                                Beneficiary Account Number:
                                00100366807
                                Beneficiary Account Name:
                                A I M Fund Services, Inc.
                                RFB: Fund Name, Reference #
                                OBI: Your Name, Account #
By AIM Bank Connection(SM)      Open your account using one of the     Mail completed AIM Bank
                                methods described above.               Connection form to the transfer
                                                                       agent. Once the transfer agent has
                                                                       received the form, call the
                                                                       transfer agent to place your
                                                                       purchase order.
By AIM Internet Connect(SM)     Open your account using one of the     Select the AIM Internet Connect option
                                methods described above.               on your completed account application
                                                                       or complete an AIM Internet
                                                                       Connect Authorization Form. Mail the
                                                                       application or form to the transfer
                                                                       agent. Once your request for this option
                                                                       has been processed (which may take up
                                                                       to 10 days), you may place your purchase
                                                                       order at www.aimfunds.com. The
                                                                       maximum purchase amount per
                                                                       transaction is $100,000. You may
                                                                       not purchase shares in AIM
                                                                       prototype retirement accounts on
                                                                       the internet.
----------------------------------------------------------------------------------------------------------

                                      A-3                             MCF--10/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SPECIAL PLANS

AUTOMATIC INVESTMENT PLAN

You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $50. You may stop the Automatic Investment Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING

Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to another AIM Fund is $50.

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

  You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; or (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM

If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days' prior written notice.

RETIREMENT PLANS

Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM Funds-sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM Funds-sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. However, if you acquired Class A shares of AIM Developing Markets Fund in connection with the reorganization of AIM Eastern Europe Fund, you will be charged a redemption fee of 2% of the net asset value of those shares, which will be paid to AIM Developing Markets Fund, if you redeem your shares within the first year after the reorganization. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF AIM CASH RESERVE SHARES OF
AIM MONEY MARKET FUND ACQUIRED BY EXCHANGE

If you redeem AIM Cash Reserve Shares acquired by exchange from Class A shares subject to a CDSC within 18 months of the purchase of the Class A shares, you will be charged a CDSC.

REDEMPTION OF CLASS B SHARES OR CLASS C
SHARES ACQUIRED BY EXCHANGE FROM AIM CASH
RESERVE SHARES OF AIM MONEY MARKET FUND

We will begin the holding period for purposes of calculating the CDSC on Class B shares or Class C shares acquired by exchange from AIM Cash Reserve Shares of AIM Money Market Fund at the time of the exchange into Class B shares or Class C shares.

REDEMPTION OF CLASS B SHARES ACQUIRED BY
EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

MCF--10/99                            A-4

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial           Contact your financial consultant.
  Consultant

By Mail                       Send a written request to the transfer agent. Requests must include (1) original signatures of all registered owners;
                              (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an
                              executed stock power; and (4) signature guarantees, if
                              necessary (see below). The transfer agent may require that you provide additional information, such as corporate
                              resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and
                              whether you wish to have federal income tax withheld from
                              your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                  Call the transfer agent. You will be allowed to redeem by
                              telephone if (1) the proceeds are to be mailed to the
                              address on record (if there has been no change communicated to us within the last 30 days) or transferred electronically to a pre-authorized checking account; (2) you do not hold
                              physical share certificates; (3) you can provide proper
                              identification information; (4) the proceeds of the
                              redemption do not exceed $50,000; and (5) you have not
                              previously declined the telephone redemption privilege.
                              Certain accounts, including retirement accounts and 403(b)
                              plans, may not be redeemed by telephone. The transfer agent must receive your call during the hours the New York Stock
                              Exchange (NYSE) is open for business in order to effect the redemption at that day's closing price.

By AIM Internet Connect       Place your redemption request at www.aimfunds.com. You will be allowed to redeem by internet if (1) you do not hold
                              physical share certificates; (2) you can provide proper
                              identification information; (3) the proceeds of the
                              redemption do not exceed $50,000; and (4) you have
                              established the internet trading option. AIM prototype
                              retirement accounts may not be redeemed on the internet. The transfer agent must confirm your transaction during the
                              hours the NYSE is open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL

If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE

If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET

If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC WITHDRAWALS

You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Withdrawal Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS

(AIM Cash Reserve Shares of AIM Money Market Fund only)

If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of trading on the NYSE, we generally will transmit payment on the next business day.

                                      A-5                             MCF--10/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK

(Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund only)

You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $50,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGE (Class A shares only)

You may, within 90 days after you sell Class A shares (except Class A shares of AIM Tax-Exempt Cash Fund), reinvest all or part of your redemption proceeds in Class A shares of any AIM Fund at net asset value in an identically registered account. If you sold Class A shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund, you will incur an initial sales charge reflecting the difference between the initial sales charges on those Funds and the ones in which you will be investing. In addition, if you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount. You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege. You may exercise this privilege only once per year.

REDEMPTIONS BY THE AIM FUNDS

If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 or by utilizing the Automatic Investment Plan.

  If an AIM Fund determines that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated below, you may exchange your shares for shares of the same class of another AIM Fund. You may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of another AIM Fund, or vice versa. You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares or Class C shares of another AIM Fund, but only if the AIM Cash Reserve Shares were purchased directly and not acquired by exchange. You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange from Class A shares not subject to a CDSC into Class A shares subject to those charges, you will be charged a CDSC when you redeem the exchanged shares. The CDSC charged on redemption of those shares will be calculated starting on the date you acquired those shares through exchange.

  You also may exchange AIM Cash Reserve Shares of AIM Money Market Fund for Advisor Class shares, but only if you acquired the AIM Cash Reserve Shares through an exchange from Advisor Class shares.

YOU WILL NOT PAY A SALES CHARGE WHEN EXCHANGING:

(1) Class A shares with an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for Class A shares of another AIM Fund or AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund for

    (a) one another;

    (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

    (c) Class A shares of another AIM Fund, but only if

       (i)  you acquired the original shares before May 1, 1994; or

       (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher sales charges;

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

    (a) one another;

    (b) Class A shares of an AIM Fund subject to an initial sales charge (except for Class A shares of AIM Limited

MCF--10/99                            A-6

                                 -------------
                                 THE AIM FUNDS
                                 -------------

        Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

       (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

       (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (except for Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund); or

    (c) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, but only if you acquired the original shares by exchange from Class A shares subject to an initial sales charge; or

(4) Class B shares for other Class B shares, and Class C shares for other Class C shares.

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class B shares and Class C shares.

EXCHANGES NOT PERMITTED

You may not exchange Class A shares subject to contingent deferred sales charges for Class A shares of AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund or AIM Tax-Exempt Cash Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange;

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and

- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or discontinue this privilege at any time.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours the NYSE is open for business; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if (1) you do not hold physical share certificates; (2) you can provide proper identification information; and
(3) you have established the internet trading option.

EXCHANGING CLASS B AND CLASS C SHARES

If you make an exchange involving Class B or Class C shares, the amount of time you held the original shares will be added to the holding period of the Class B or Class C shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:

 - REJECT OR CANCEL ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;

 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;

 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE AUTOMATIC INVESTMENT PLAN AND SYSTEMATIC WITHDRAWAL PLAN OPTIONS ON THE SAME ACCOUNT; OR

 - WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.

                                      A-7                             MCF--10/99

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds value short-term investments maturing within 60 days at amortized cost, which approximates market value. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund, AIM Tax-Exempt Bond Fund of Connecticut and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

  The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the NYSE, events occur that materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges, the value of those funds' shares may change on days when you will not be able to purchase or redeem shares.

  Each AIM Fund determines the net asset value of its shares as of the close of the NYSE on each day the NYSE is open for business. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours the NYSE is open for business. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good form. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are taxable to you at different rates depending on the length of time the fund holds its assets. Different tax rates apply to ordinary income and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

  Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

  INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THIS PROSPECTUS.

  The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

MCF--10/99                            A-8

                              --------------------
                              AIM BASIC VALUE FUND
                              --------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

  If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us

--------------------------------------------------------------------------------

BY MAIL:                     A I M Fund Services, Inc.
                             P.O. Box 4739
                             Houston, TX 77210-4739

BY TELEPHONE:                (800) 347-4246

BY E-MAIL:                   general@aimfunds.com

ON THE INTERNET:             http://www.aimfunds.com
                             (prospectuses and annual
                             and semiannual reports only)

--------------------------------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

----------------------------------
AIM Basic Value Fund
SEC 1940 Act file number: 811-2699
----------------------------------


[AIM LOGO APPEARS HERE]   www.aimfunds.com   BVA-PRO-1    INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                    APPENDIX III

                       ANNUAL REPORT / MANAGERS' OVERVIEW


FUND ENJOYS STELLAR YEAR
DESPITE SHIFTING MARKETS

HOW DID AIM BASIC VALUE FUND PERFORM DURING THE FISCAL YEAR?
For the fiscal year ended December 31, 1999, the fund had total returns of 32.04% for Class A shares, 31.13% for Class B shares and 32.45% for Advisor Class shares. (These returns are at net asset value, which does not include sales charges.) The fund finished the reporting period well ahead of both the Russell 1000 Index and the Lipper Multi-Cap Value Fund Index, which had total returns of 20.91% and 5.94%, respectively. The fund's performance is particularly noteworthy given that growth outperformed value on the whole for 1999.
    The fund's Class C shares, which commenced sales on May 3, 1999, had a cumulative total return of 10.72% through December 31, excluding sales charges. Total net assets in the fund shot up from $27.5 million a year ago to $136.2 million at the end of the reporting period.

GIVEN THAT GROWTH OUTPERFORMED VALUE DURING 1999, TO WHAT DO YOU ATTRIBUTE THE FUND'S EXCELLENT PERFORMANCE?
The primary drivers of the fund's performance were technology and energy. Many investment opportunities during 1999 were created by 1998's financial crisis, when recession fears drove investors to dump such economically sensitive stocks as semiconductors and oil services. We took advantage of this situation and overweighted the fund in both sectors because the stocks were selling at a significant discount to their intrinsic value and had an attractive long-term outlook. Value investors who missed these opportunities were left with another year of underperformance.
    For the second year in a row, value funds as a group underperformed growth funds by a wide margin. According to Morningstar Inc., a company that tracks mutual fund performance, the average large growth fund was up 39% for the year, compared to the average large value fund's return of 7% for the year. This situation was also reflected in the performance of the Russell 1000 Value Index vs. the S&P 500 Index, with returns of 7.35% and 21.03%, respectively, for the year. However, AIM Basic Value Fund bucked this trend, as evidenced by its performance.

WHAT ELSE HAPPENED IN THE MARKETS DURING THE YEAR?
With the worst of the global financial crisis past, the question throughout much of 1999 was whether or not the Federal Reserve Board (the Fed) would need to raise interest rates to forestall inflation. Inflation fears spawned volatility in the markets, curbing high-flying technology, communications and financial stocks in the spring and bringing on a resurgence of more cyclical stocks, like energy and commodities. This environment was quite favorable for the fund.
    By midsummer, major stock indexes reached new record highs, lifted by solid corporate earnings, continued tame inflation and renewed vitality among tech stocks. But investors' fears again dampened stocks in general as key economic indicators showed the economy blazing ahead relentlessly. Consequently, a modest correction in the third quarter caused the average domestic mutual fund to decline by about 5.3%. The fund also felt the effects of the correction. Ultimately, in three separate moves, the Fed raised the key federal funds rate from 4.75% to 5.50%.
    Despite persistent inflation fears, the U.S. economy continued to experience a near-record level of consumer confidence. Markets reached a fever pitch by the end of 1999, with indexes again reaching new highs by the close of the year. However, these record-breaking performances masked a rather narrow market--although the S&P 500 returned 14.9% for the fourth quarter, the average stock in the index was up only 8.2% for the same period.

HOW WAS THE FUND POSITIONED AT THE END OF THE REPORTING PERIOD?
Top sector weightings for the fund at the end of the fiscal year were as follows: financials, 16.77%; health care, 13.50%; technology, 12.96%; and energy, 9.21%.

                      -------------------------------------

                     THE PRIMARY DRIVERS OF THE FUND'S PER-

                      FORMANCE WERE TECHNOLOGY AND ENERGY.

                      -------------------------------------

FUND BEATS INDEXES

One-year total returns as of 12/31/99,
excluding sales charges
================================================================================
Class A shares             32.04%

Class B shares             31.13%

Advisor Class shares       32.45%

Russell 1000 Index         20.91%

Lipper Multi-Cap            5.94%
Value Index
================================================================================
GROWTH OF NET ASSETS
================================================================================
12/31/98       $27.5 million

12/31/99       $136.2 million
================================================================================

          See important fund and index disclosures inside front cover.


                              AIM BASIC VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


Our 49 holdings were nearly equally weighted between mid- and large/mega-cap companies.
    We have been reducing the fund's technology exposure because of excessive valuations. We think the fundamental outlook for technology is exciting, but this is against a backdrop of unrealistic expectations, decelerating earnings growth and accelerating global economic growth. We still believe technology is a good investment for the long term, but today the best valuation opportunities are outside technology.
    We continue to find exciting values in the health-care services industry following the aftermath of the Medicare cuts to balance the federal budget. Another area of opportunity for the fund is in failed mergers and acquisitions. In many cases, investors have overreacted to short-term integration problems, which creates an opportunity for patient investors.

WHAT WERE SOME STANDOUT HOLDINGS FOR THE FUND?
Holdings from several different sectors enhanced the fund's performance. Citigroup, one of the world's largest financial-services companies, has bounced back substantially since 1998's global financial crisis eroded its stock along with those of many other financial companies. Even though health-care stocks have been in a slump in recent months, top fund holding Health Management Associates has continued to grow by acquiring and operating hospitals in rural areas of the southern United States.
    In technology, the fund benefited from owning Computer Associates International, an independent software company that likens its products to the plumbing under a sink rather than the fancy faucet on top, and Philips Electronics, maker of such well-known brands as Magnavox and Norelco and of everything from televisions to light bulbs to semiconductors.
    One new addition to our list of top holdings since our last report is Transocean Sedco Forex, an offshore drilling contractor. The company, which specializes in deepwater drilling, was formed in 1999 when Transocean Offshore merged with Sedco Forex, a former division of oil giant Schlumberger (also a fund holding).

WHAT IS YOUR NEAR-TERM OUTLOOK?
Many analysts expect the fast pace of U.S. economic growth to continue through at least the first half of 2000. This has led to the belief that the Fed will need to raise interest rates at least once--if not more--to slow economic growth to a more sustainable pace. It seems that the same story that dogged markets in 1999 is so far continuing, with persistent upward pressure on interest rates.
    We expect accelerating global economic growth to bring with it broader earnings growth. With earnings growth spread more evenly across the U.S. economy, a broader stock market should follow. If this happens, we believe value investing will once again prove to be a market-beating investment strategy. We continue to find attractive valuation opportunities, and we feel the portfolio is well positioned going forward.

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

========================================================================================================================
TOP 10 HOLDINGS                                                    TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------------
  1. Health Management Associates, Inc.                5.05%         1. Oil & Gas (Drilling & Equipment)           6.98%
  2. Novellus Systems Inc.                             3.13          2. Electric Companies                         6.73
  3. Koninklijke (Royal) Philips Electronics N.V.      3.11          3. Computers (Software & Services)            5.57
  4. United HealthCare Corp.                           2.85          4. Insurance (Property-Casualty)              5.56
  5. Computer Associates International Inc.            2.82          5. Health Care (Hospital Management)          5.05
  6. McKesson HBOC Inc.                                2.73          6. Manufacturing (Specialized)                4.47
  7. Bank of America Corp.                             2.63          7. Financial (Diversified)                    4.18
  8. Beckman Coulter Inc.                              2.58          8. Electrical Equipment                       3.74
  9. First Data Corp.                                  2.57          9. Paper & Forest Products                    3.69
 10. Transocean Sedco Forex Inc.                       2.49         10. Retail (Food Chains)                       3.40

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
========================================================================================================================

          See important fund and index disclosures inside front cover.


                              AIM BASIC VALUE FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM BASIC VALUE FUND VS. BENCHMARK INDEXES

10/18/95-12/31/99

In thousands

======================================================================================================
                                                                 Lipper
               AIM Basic      AIM Basic      AIM Basic           Multi-Cap                     Russell
               Value Fund,    Value Fund,    Value Fund,         Value          Russell        1000
               Class A        Class B        Advisor Class       Fund           1000           Value
               Shares         Shares         Shares              Index          Index          Index
------------------------------------------------------------------------------------------------------
10/18/95       9446           10000            10000
10/31/95                                       10425               10446          10000
12/31/95       10545          11155          11172.4             10589.6        10605.2        10770.5
12/31/96       12140          12756            12913             12812.4        12985.8        13101.5
12/31/97       15446          16128          16500.1             16260.1        17251.7        17710.9
12/31/98       16530          17150          17725.5             17321.1        21913.6        20479.1
12/31/99     $21,826        $22,290          $23,478             $18,350        $26,496        $21,984

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
======================================================================================================


ABOUT THIS CHART
The chart compares your fund's Class A, Class B and Advisor Class shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to these indexes over the period 10/18/95-12/31/99. (Data for these indexes are for the period 10/31/95-12/31/99.) It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. Your fund's total return is shown with the applicable sales charge, and it includes fund expenses and management fees. A market index such as the Russell 1000 Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Lipper Multi-Cap Value Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.
    Since our last report, AIM Basic Value Fund has elected to use the Russell 1000 Index as its primary benchmark. The fund will no longer measure its performance against the Russell 1000 Value Index because this index does not meet SEC guidelines as a broad market index. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we include the old index in the performance comparison above.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99, including sales charges

================================================================================
ADVISOR CLASS SHARES*

Inception (10/18/95)        22.52%

1 year                      32.45

*Sales charges do not apply.

CLASS B SHARES

Inception (10/18/95)        21.01%

1 year                      26.13*

*31.13%, excluding CDSC

CLASS A SHARES

Inception (10/18/95)        20.41%

1 year                      24.75*

*32.04%, excluding sales charges

CLASS C SHARES

Inception (5/3/99)           9.72%*

*10.72%, excluding CDSC. Total return provided is cumulative total return that has not yet been annualized.
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A, Class B, Class C and Advisor Class shares will differ due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.
    MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.


                              AIM BASIC VALUE FUND

WHY GOOD ECONOMIC NEWS SOMETIMES
RATTLES MARKETS

You turn on your television and learn the nation's unemployment rate has dropped to its lowest level in decades. This latest tidbit of information enhances an already rosy economic picture. The economy is growing at a brisk pace, wages are rising and consumer spending is on the upswing.
    Later in the day, you hear that financial markets plummeted in reaction to the positive report on unemployment. Why in the world, you wonder, do markets act that way?
    Market observers often comment that "good news on Main Street is bad news on Wall Street." And on the surface, it would appear to be that way at times.

RAPID GROWTH CAN SPUR INFLATION
It's not because the markets are opposed to good economic news. It's because a major school of economic theory holds that when the economy grows too rapidly, it can lead to runaway inflation. For example, if unemployment is extremely low and wages are rising, companies have to pay more to hire and retain employees.
    To cover increases in labor costs, companies may have to raise the prices of their goods and services. If prices are rising faster than wages, consumers are actually losing ground, even if their salaries are increasing.

FED MORE LIKELY TO RAISE INTEREST RATES
Moreover, when inflation looms as a threat, the Federal Reserve Board (the Fed) is more likely to raise interest rates to keep it in check. And when rumors abound that the central bank is about to tighten monetary policy, it can have a disquieting effect on financial markets.
    But if the Fed does raise interest rates slightly as a pre-emptive move against inflation, it's not necessarily a bad thing, even if it causes a short-term drop in markets. One well-known market analyst likened a modest interest-rate hike to a flu shot: while it can cause some temporary discomfort, it can prevent more serious malaise later. As Fed Chairman Alan Greenspan observed, "Modest pre-emptive actions can obviate the need for more drastic actions at a later date."
    In three seperate moves in 1999, the central bank raised the federal funds rate--the rate banks charge each other for borrowing surplus reserves--from 4.75% to 5.50%. These moves were a bid to head off inflation, which has been very low in recent years, but threatened to re-emerge because of torrid economic growth.
    Stocks generally react negatively to a Fed interest-rate hike because it means higher borrowing costs for corporations, which can affect their profitability. Bonds also tend to decline in value when their coupons fall below prevailing interest rates.

RESPONSES OF MARKETS CAN BE A LITTLE SURPRISING
Sometimes the markets will greet a Fed rate increase with a collective yawn--that is, the actual announcement of a tightening in monetary policy has very little impact on stocks and bonds. Generally, in such cases, the markets have anticipated a Fed move in the preceding weeks and have adjusted stock and bond prices accordingly.
    Other times markets will actually rally after the Fed announces a rate increase, especially if it is more modest than expected. Such a phenomenon is often referred to as a "relief rally." The Standard & Poor's Composite Index of 500 Stocks (S&P 500) rose 1.57% on June 30, 1999, after the Fed raised rates.
    While past performance cannot guarantee comparable future results, in recent years, Fed rate hikes have only had a transitory impact on the markets. In such scenarios, it is advisable to remain focused on your long-term financial goals and not get too concerned about temporary dips in stock and bond prices.

                                     [PHOTO]


                              AIM BASIC VALUE FUND

                              AIM BASIC VALUE FUND
                        A PORTFOLIO OF AIM GROWTH SERIES
                          11 Greenway Plaza, Suite 100
                           Houston, Texas 77046-1173
                           Toll Free: (800) 347-4246

                                      and

                            AIM LARGE CAP VALUE FUND
                     A PORTFOLIO OF AIM ADVISOR FUNDS, INC.
                          11 Greenway Plaza, Suite 100
                           Houston, Texas 77046-1173
                           Toll Free: (800) 347-4246


                      STATEMENT OF ADDITIONAL INFORMATION

   (May 31, 2000 Special Meeting of Shareholders of AIM Large Cap Value Fund)

     This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Combined Proxy Statement and Prospectus dated
April , 2000, of AIM Growth Series (the "Trust") for use in connection with the Special Meeting of Shareholders of AIM Large Cap Value Fund, a portfolio of
AIM Advisor Funds, Inc., to be held May 31, 2000. Copies of the Combined Proxy Statement and Prospectus may be obtained at no charge by writing the Trust at the address shown above or by calling 1-800-347-4246.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement and Prospectus.

     A Statement of Additional Information for the Trust dated May 3, 1999, as supplemented on September 13, 1999, October 6, 1999, February 11, 2000 and March 22, 2000, has been filed with the Securities and Exchange Commission and is attached hereto as Appendix I which is incorporated herein by this reference.

     The date of this Statement of Additional Information is April  , 2000.


                               TABLE OF CONTENTS

Appendix I   -  AIM Growth Series Statement of Additional Information
Appendix II  -  Annual Report for AIM Large Cap Value Fund
Appendix III -  Pro Forma Financial Statements

                                                                      APPENDIX I

                     CLASS A, CLASS B AND CLASS C SHARES OF

                              AIM BASIC VALUE FUND
                           AIM SMALL CAP GROWTH FUND

                    (SERIES PORTFOLIOS OF AIM GROWTH SERIES)

                         Supplement dated March 22, 2000
       to the Statement of Additional Information dated May 3, 1999, as supplemented September 13, 1999, October 6, 1999 and February 11, 2000

At a meeting held on March 14, 2000, the Board of Trustees of AIM Growth Series (the "Trust") voted to request shareholder approval to amend the fundamental investment restrictions of AIM Basic Value Fund (the "Fund"), a series of the Trust. The Board of Trustees has called a meeting of the Fund's shareholders to be held on or about May 31, 2000 to vote on these and other proposals. Only shareholders of record as of April 3, 2000 will be entitled to vote at the meeting. Proposals that are approved are expected to become effective on or about June 5, 2000.

If shareholders approve the proposal to amend the Fund's fundamental investment restrictions, the Fund will operate under the following fundamental investment restrictions:

           (a) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the 1940 Act laws and interpretations) or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act laws and interpretations, the 1940 Act laws, interpretations and exemptions). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act laws, interpretations and exemptions.

           (b) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act laws, interpretations and exemptions.

           (c) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act of 1933.

           (d) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act laws, interpretations and exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investment in
                     (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) tax-exempt obligations issued by government or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

           (e) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

           (f) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

           (g) The Fund may not make personal loans or loans of its assets to persons who control or are under the common control with the Fund, except to the extent permitted by 1940 Act laws, interpretations and exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

           (h) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

The investment restrictions set forth above provide the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though the Funds have this flexibility, the Board of Trustees has adopted internal guidelines for each Fund relating to certain of these restrictions which the advisor must follow in managing the Funds. Any changes to these guidelines, which are set forth below, require the approval of the Board of Trustees.

If the shareholders approve the proposal to amend the Fund's non-fundamental investment restrictions, the Fund will operate under the following non-fundamental investment restrictions:

           1. In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies and their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an AIM Fund), subject to the terms and conditions of any exemptive orders issued by the SEC.

           2. In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets.

           3. In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

           4. In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to another AIM Fund, on such terms and conditions as the SEC may require in an exemptive order.

           5. Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from changes in values of assets will not be considered a violation of the restriction.

                     CLASS A, CLASS B AND CLASS C SHARES OF

                              AIM BASIC VALUE FUND
                           AIM SMALL CAP GROWTH FUND

                    (SERIES PORTFOLIOS OF AIM GROWTH SERIES)

                       Supplement dated February 11, 2000
          to the Statement of Additional Information dated May 3, 1999 as supplemented September 13, 1999 and October 6, 1999

           This supplement supersedes and replaces in its entirety the supplements dated October 6, 1999 and September 13, 1999.

           Advisor Class shares of the Funds converted to Class A shares of the Funds effective the close of business on February 11, 2000. Advisor Class shares of the Funds are no longer offered for sale or exchange.

     The following is added as a new section after the information appearing under the heading "INVESTMENT POLICIES- SELECTION OF INVESTMENTS" on page 6 of the Statement of Additional Information:

     "EQUITY-LINKED DERIVATIVES

         The Portfolios may invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optomised Portfolios as Listed Securities ("OPALS"). Investments in equity-linked derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the equity-linked derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in equity-linked derivatives may constitute investment in other investment companies. See "INVESTMENTS IN OTHER INVESTMENT COMPANIES."

           The following paragraph replaces in its entirety the paragraph appearing under the heading "INVESTMENT POLICIES- INVESTMENTS IN OTHER INVESTMENT COMPANIES" on page 6 of the Statement of Additional Information:

           "Each Portfolio may invest in other investment companies to the extent permitted by the 1940 Act, and the rules and regulations thereunder, and if applicable, exemptive orders granted by the SEC. The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds (defined below): (i) a Portfolio may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Portfolio may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Portfolio may not invest more than 10% of its total assets in securities issued by other investment companies other than Affiliated Money Market Funds. With respect to a Portfolio's purchase of shares of another investment company, including Affiliated Money Market Funds, the Portfolio will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Portfolios have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment adviser (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of such Portfolio."


    The following replaces in its entirety the section "INVESTMENT POLICIES - DEPOSITARY RECEIPTS" on page 6 of the Statement of Additional Information:

    "FOREIGN SECURITIES

           To the extent consistent with their respective investment objectives, each of the Portfolios may invest up to 25% of its total assets in foreign securities. For purposes of computing such limitation American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and other securities representing underlying securities of foreign issuers are treated as foreign securities. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets. ADRs and EDRs may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates.

           To the extent a Portfolio invests in securities denominated in foreign currencies, each Portfolio bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. Each of the Portfolios may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A "developing country" is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable.

           Investments by a Portfolio in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments by a Portfolio in ADRs, EDRs or similar securities also may entail some or all of the risks as set forth below.

           Currency Risk. The value of each Portfolio's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and increases when the value of the U.S. dollar falls against such currency.

           On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), namely Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. It is anticipated that each participating country will replace its local currency with the euro on July 1, 2002. Any other European country that is a member of the European Union and satisfies the criteria for participation in the EMU may elect to participate in the EMU and may supplement its existing currency with euro. The anticipated replacement of existing currencies with the euro on July 1, 2002 could cause market disruptions before or after July 1, 2002 and could adversely affect the value of securities held by a Portfolio.

           Political and Economic Risk. The economies of many of the countries in which the Portfolios may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of each Portfolio's investments.

           Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Portfolios may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Portfolios' shareholders.

           Market Risk. The securities markets in many of the countries in which the Portfolios invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States."

    The following replaces in its entirety the first paragraph under the heading "heading "INVESTMENT POLICIES- BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS" on page 8 of the Statement of Additional Information:

           "Each Portfolio's borrowings will not exceed 33 1/3% of its total assets, i.e., each Portfolio's total assets will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of a Portfolio's holdings or other factors cause the ratio of the Portfolio's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Each Portfolio also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. Each Portfolio may not make additional investments if borrowings exceed 5% of its total assets. A Portfolio may borrow in connection with meeting requests for the redemption of a Portfolio's shares. Any borrowing by a Portfolio may cause greater fluctuation in the value of its shares than would be the case if the Portfolio did not borrow."

           The following replaces in its entirety the information appearing under the heading "INVESTMENT POLICIES - TEMPORARY DEFENSIVE STRATEGIES" on page 9 of the Statement of Additional Information.

           "In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, each of the Portfolios may temporarily hold all or a portion of its assets in cash (U.S. dollars, foreign currencies or multinational currency units), money market instruments, or high-quality debt securities. Each of the Portfolios may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes. To the extent a Portfolio employs a temporary defensive strategy, it will not be invested so as to achieve directly its investment objectives.

           Money market instruments in which the Portfolios may invest include the following: government securities; high grade commercial paper; bank certificates of deposit; bankers' acceptances; and repurchase agreements related to any of the foregoing. High grade commercial paper refers to commercial paper rated P-1 by Moody's or A-1 by S&P, at the time of investment or, if unrated, deemed by AIM to be of comparable quality."

           The following new section is added after the seventh paragraph appearing under the heading "EXECUTION OF PORTFOLIO TRANSACTIONS" on page 20 of the Statement of Additional Information:

     "ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") SECURITIES TRANSACTIONS

           From time to time, certain of the mutual funds managed by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") may become interested in participating in security distributions that are available in an IPO, and occasions may arise when purchases of such securities by one AIM Fund may also be considered for purchase by one or more other AIM Funds. In such cases, it shall be AIM's practice to specifically combine or otherwise bunch indications of interest for IPO securities for all AIM Funds participating in purchase transactions for that security, and to allocate such transactions in accordance with the following procedures:

           AIM will determine the eligibility of each AIM Fund that seeks to participate in a particular IPO by reviewing a number of factors, including suitability of the investment with the AIM Fund's investment objective, policies and strategies, the liquidity of the AIM Fund if such investment is purchased, and whether the portfolio manager intends to hold the security as a long-term investment. The allocation of limited supply securities issued in IPOs will be made to eligible AIM Funds in a manner designed to be fair and equitable for the eligible AIM Funds, and so that there is equal allocation of IPOs over the longer term. Where multiple funds are eligible, rotational participation may occur, based on the extent to which an AIM Fund has participated in previous IPOs as well as the size of the AIM Fund. Each eligible AIM Fund with an asset level of less than $500 million, will be placed in one of three tiers, depending upon its asset level. The AIM Funds in the tier containing funds with the smallest asset levels will participate first, each receiving a 40 basis point allocation (rounded to the nearest share round lot that approximates 40 basis points) (the "Allocation"), based on that AIM Fund's net assets. This process continues until all of the AIM Funds in the three tiers receive their Allocations, or until the shares are all allocated. Should securities remain after this process, eligible AIM Funds will receive their Allocations on a straight pro rata basis. For the tier of AIM Funds not receiving a full Allocation, the Allocation may be made only to certain AIM Funds so that each may receive close to or exactly 40 basis points.

           Any AIM Funds with substantially identical investment objectives and policies will participate in syndicates in amounts that are substantially proportionate to each other. In these cases, the net assets of the largest AIM Fund will be used to determine in which tier, as described in the paragraph above, such group of AIM Funds will be placed. The price per share of securities purchased in such syndicate transactions will be the same for each AIM Fund."

    The following is added as a new category of purchaser who will not pay initial sales charges on purchases of Class A shares, under the heading "THE DISTRIBUTOR - PURCHASES AT NET ASSET VALUE" on page 33 of the Statement of Additional Information:

      "o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund."

           The following new paragraph is added after the fifth paragraph appearing under the heading "INVESTMENT RESULTS- PERFORMANCE INFORMATION" on page 46 of the Statement of Additional Information:

           "Each of the Portfolios may participate in the IPO market, and a significant portion of those Portfolios' returns may be attributable to their investment in IPOs, which have a magnified impact due to the Portfolios' small asset bases. There is no guarantee that as the Portfolios' assets grow, they will continue to invest to the same degree in IPOs or that they will experience substantially similar performance."


           The following replaces in its entirety the table appearing under the heading "MANAGEMENT-TRUSTEES AND EXECUTIVE OFFICERS" on page 21 of the Statement of Additional Information:

==========================  ========================  ===========================================================

                                 POSITIONS HELD             PRINCIPAL OCCUPATION DURING AT LEAST THE
"NAME, ADDRESS AND AGE           WITH REGISTRANT            PAST 5 YEARS

==========================  ========================  ===========================================================
*ROBERT H. GRAHAM (53)       Trustee, Chairman and    Director, President and Chief Executive Officer, A I M
                                   President          Management Group Inc.; Director and President, A I M
                                                      Advisors, Inc.; Director and Senior Vice President, A I M
                                                      Capital Management, Inc., A I M Distributors, Inc., A I M
                                                      Fund Services, Inc. and Fund Management Company; and
                                                      Director and Chief Executive Officer, Managed Products,
                                                      AMVESCAP PLC.

--------------------------  ------------------------  -----------------------------------------------------------

C. DEREK ANDERSON (58)              Trustee           Senior Managing Partner, Plantagenet Capital Management,
220 Sansome Street                                    LLC (an investment partnership); Chief Executive Officer,
Suite 400                                             Plantagenet Holdings, Ltd. (an investment banking firm);
San Francisco, CA 94104                               and Director, Premium Wear, Inc. (formerly  Munsingwear,
                                                      Inc.) (a casual apparel company), 'R' Homes, Inc., Big
                                                      Online, Inc., Champagne Albert Le Brun and various other
                                                      privately owned companies.

--------------------------  ------------------------  -----------------------------------------------------------

FRANK S. BAYLEY (60)                Trustee           Partner, law firm of Baker & McKenzie; Trustee, The
Two Embarcadero Center                                Badgley Funds; and Director and Chairman, C. D. Stimson
Suite 2400                                            Company (a private investment company) and Stimson Marina,
San Francisco, CA 94111                               Inc. (a subsidiary of C. D. Stimson Co.).

--------------------------  ------------------------  -----------------------------------------------------------

RUTH H. QUIGLEY (64)                Trustee           Private investor; and President, Quigley  Friedlander &
1055 California Street                                Co., Inc.(a financial advisory services firm) from 1984
San Francisco, CA 94108                               to 1986.

--------------------------  ------------------------  -----------------------------------------------------------

MELVILLE B. COX (56)             Vice President       Vice President and Chief Compliance Officer, A I M
                                                      Advisors, Inc., A I M Capital Management, Inc., A I M
                                                      Distributors, Inc., A I M Fund  Services, Inc. and Fund
                                                      Management Company.

--------------------------  ------------------------  -----------------------------------------------------------

GARY T. CRUM (52)                Vice President       Director and President, A I M Capital Management, Inc.;
                                                      Director and Executive Vice  President, A I M  Management
                                                      Group Inc.; Director and Senior Vice  President, A I M
                                                      Advisors, Inc.; and Director, A I M  Distributors, Inc.
                                                      and AMVESCAP PLC.

==========================  ========================  ===========================================================

--------
* A trustee who is an "interested person" of the Trust and AIM as defined in the 1940 Act.

==========================  ========================  ===========================================================

                                 POSITIONS HELD             PRINCIPAL OCCUPATION DURING AT LEAST THE
NAME, ADDRESS AND AGE            WITH REGISTRANT            PAST 5 YEARS

==========================  ========================  ===========================================================

CAROL F. RELIHAN (45)            Vice President       Director, Senior Vice President, General Counsel and
                                                      Secretary, A I M Advisors,  Inc.; Senior Vice President,
                                                      General Counsel and Secretary, A I M Management Group
                                                      Inc.; Director, Vice President and General Counsel, Fund
                                                      Management Company; Vice President and General Counsel,
                                                      A I M  Fund Services, Inc.; and Vice  President, A I M
                                                      Capital Management, Inc. and A I M Distributors, Inc.

--------------------------  ------------------------  -----------------------------------------------------------

SAMUEL D. SIRKO (40)           Vice President and     Assistant General Counsel and Assistant Secretary of
                                   Secretary          A I M Management Group, Inc., A I M Capital Management, Inc.,
                                                      A I M Distributors, Inc., A I M Fund Services, Inc., and
                                                      Fund Management Company; and Vice President, Assistant
                                                      General Counsel and Assistant Secretary of  A  I  M
                                                      Advisors, Inc.

--------------------------  ------------------------  -----------------------------------------------------------

DANA R. SUTTON (41)            Vice President and     Vice President and Fund Controller, A I M Advisors, Inc.;
                                   Treasurer          and Assistant Vice President and Assistant  Treasurer,
                                                      Fund Management Company."

==========================  ========================  ===========================================================

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                     CLASS A, CLASS B AND CLASS C SHARES OF

                              AIM BASIC VALUE FUND
                           AIM SMALL CAP GROWTH FUND

                             (SERIES PORTFOLIOS OF
                               AIM GROWTH SERIES)

                               11 GREENWAY PLAZA
                                   SUITE 100
                             HOUSTON, TX 77046-1173
                                 (713) 626-1919

                             ---------------------

        THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND
           IT SHOULD BE READ IN CONJUNCTION WITH A PROSPECTUS OF THE
            ABOVE-NAMED FUNDS, A COPY OF WHICH MAY BE OBTAINED FREE
                OF CHARGE FROM AUTHORIZED DEALERS OR BY WRITING
                           A I M DISTRIBUTORS, INC.,
                     P.O. BOX 4739, HOUSTON, TX 77210-4739
                         OR BY CALLING (800) 347-4246.

                             ---------------------

     STATEMENT OF ADDITIONAL INFORMATION DATED MAY 3, 1999 RELATING TO THE
 AIM BASIC VALUE FUND PROSPECTUS AND THE AIM SMALL CAP GROWTH FUND PROSPECTUS,
                             EACH DATED MAY 3, 1999

                               TABLE OF CONTENTS

                                                              PAGE NO.
                                                              --------
INTRODUCTION................................................       4
GENERAL INFORMATION ABOUT THE FUNDS.........................       4
  The Trust and Its Shares..................................       4
INVESTMENT POLICIES.........................................       5
  Selection of Investments..................................       6
  Investments in Other Investment Companies.................       6
  Depositary Receipts.......................................       6
  Warrants or Rights........................................       7
  Lending of Portfolio Securities...........................       7
  Commercial Bank Obligations...............................       7
  Repurchase Agreements.....................................       7
  Borrowing, Reverse Repurchase Agreement and "Roll"
     Transactions...........................................       8
  When-Issued or Forward Commitment Securities..............       8
  Temporary Defensive Strategies............................       9
OPTIONS AND FUTURES.........................................       9
  Special Risks of Options and Futures......................       9
  Writing Call Options......................................      10
  Writing Put Options.......................................      11
  Purchasing Put Options....................................      11
  Purchasing Call Options...................................      11
  Index Options.............................................      12
  Interest Rate and Stock Index Futures Contracts...........      13
  Options on Futures Contracts..............................      15
  Limitations on Use of Futures, and Options on Futures.....      15
  Cover.....................................................      15
RISK FACTORS................................................      16
  Illiquid Securities.......................................      16
  Debt Securities...........................................      16
  Equity Securities.........................................      17
  Small Cap Companies.......................................      17
INVESTMENT LIMITATIONS......................................      17
EXECUTION OF PORTFOLIO TRANSACTIONS.........................      19
  Portfolio Trading and Turnover............................      20
MANAGEMENT..................................................      21
  Trustees and Executive Officers...........................      21
  Investment Management and Administrative Services Relating
     to the Funds and the Portfolios........................      22
  Expenses of the Funds and the Portfolios..................      24
THE DISTRIBUTION PLANS......................................      24
  The Class A and C Plan....................................      24
  The Class B Plan..........................................      25
  Both Plans................................................      25
THE DISTRIBUTOR.............................................      28
  Sales Charges and Dealer Concessions......................      29
  Reductions in Initial Sales Charges.......................      31
  Purchases at Net Asset Value..............................      33
  Contingent Deferred Sales Charge Exceptions...............      34
NET ASSET VALUE DETERMINATION...............................      35

                                                              PAGE NO.
                                                              --------
HOW TO PURCHASE AND REDEEM SHARES...........................      36
  Backup Withholding........................................      37
DIVIDEND ORDER..............................................      38
DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS....................      38
  Reinvestment of Dividends and Distributions...............      38
  Tax Matters...............................................      38
  Taxation of Funds.........................................      38
  Reinstatement Privilege...................................      39
  Taxation of the Portfolios................................      39
  Taxation of the Funds' Shareholders.......................      40
SHAREHOLDER INFORMATION.....................................      40
MISCELLANEOUS INFORMATION...................................      42
  Charges for Certain Account Information...................      42
  Custodian.................................................      42
  Transfer Agency and Accounting Agency Services............      42
  Independent Accountants...................................      42
  Legal Matters.............................................      43
  Shareholder Liability.....................................      43
  Names.....................................................      43
  Control Persons and Principal Holders of Securities.......      44
INVESTMENT RESULTS..........................................      45
  Total Return Quotations...................................      45
  Performance Information...................................      46
APPENDIX....................................................      49
  Description of Bond Ratings...............................      49
  Description of Commercial Paper Ratings...................      50
  Absence of Rating.........................................      50
FINANCIAL STATEMENTS........................................      FS

                                  INTRODUCTION

  This Statement of Additional Information relates to the Class A, Class B and Class C shares of AIM Small Cap Growth Fund, formerly AIM Small Cap Equity Fund ("Small Cap Fund") and AIM Basic Value Fund, formerly AIM America Value Fund ("Basic Value Fund") (individually, a "Fund," and collectively, the "Funds"). Each Fund is a diversified series of AIM Growth Series (the "Trust"), a registered open-end management investment company. The Small Cap Fund and Basic Value Fund invest all of their investable assets in the Small Cap Portfolio and Value Portfolio (individually, a "Portfolio," and collectively, the "Portfolios"), respectively.

  A I M Advisors, Inc. ("AIM") serves as the investment manager of and administrator for the Portfolios and for the Funds.

  The Trust is a series mutual fund. The rules and regulations of the Securities and Exchange Commission (the "SEC") require all mutual funds to furnish prospective investors certain information concerning the activities of the fund being considered for investment. This information for Small Cap Fund is included in a Prospectus dated May 3, 1999, and for Basic Value Fund is included in a separate Prospectus dated May 3, 1999. Additional copies of the Prospectuses and this Statement of Additional Information may be obtained without charge by writing the principal distributor of the Funds' shares, A I M Distributors, Inc. ("AIM Distributors"), P.O. Box 4739, Houston, TX 77210-4739 or by calling (800) 347-4246. Investors must receive a Prospectus before they invest.

  This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the Funds. Some of the information required to be in this Statement of Additional Information is also included in the Prospectuses; and, in order to avoid repetition, reference will be made to sections of the Prospectuses. Additionally, the Prospectuses and this Statement of Additional Information omit certain information contained in the Registration Statement filed with the SEC. Copies of the Registration Statement, including items omitted from the Prospectuses and this Statement of Additional Information, may be obtained from the SEC by paying the charges prescribed under its rules and regulations.

                      GENERAL INFORMATION ABOUT THE FUNDS

THE TRUST AND ITS SHARES

  The Trust previously operated under the name GT Global Growth Series, which was organized as a Massachusetts business trust on February 19, 1985. The Trust was reorganized on May 29, 1998 as a Delaware business trust, and is registered with the SEC as a diversified open-end series management investment company. The Trust currently consists of the following portfolios: each of the two Funds, AIM New Pacific Growth Fund, AIM Europe Growth Fund, AIM Japan Growth Fund, and AIM Mid Cap Equity Fund (formerly known as AIM Mid Cap Growth Fund). Each of these funds has four separate classes: Class A, Class B, Class C and Advisor Class shares. All historical financial and other information contained in this Statement of Additional Information for periods prior to May 29, 1998, is that of the series of GT Global Growth Series.

  This Statement of Additional Information relates solely to the Class A, B and C shares of the Funds.

  The term "majority of the outstanding shares" of the Trust, a particular Fund or a particular class of a Fund or a particular Portfolio means, respectively, the vote of the lesser of (a) 67% or more of the shares of the Trust, such Fund, such class or such Portfolio present at a meeting of the Trust's shareholders, if the holders of more than 50% of the outstanding shares of the Trust, such Fund, such class or such Portfolio are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Trust, such Fund, such class or such Portfolio.

  Class A, Class B, Class C and Advisor Class shares of each Fund have equal rights and privileges. Each share of a particular class is entitled to one vote, to participate equally in dividends and distributions declared by the Trust's Board of Trustees with respect to the class of such Fund and, upon liquidation of the Fund, to participate proportionately in the net assets of the Fund allocable to such class remaining after satisfaction of outstanding liabilities of the Fund allocable to such class. Fund shares are fully paid, non-assessable and fully transferable when issued and have no preemptive rights and have such conversion and exchange rights as set forth in the Prospectuses and this Statement of Additional Information. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights.

  Shareholders of the Funds and the Trust's other series do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Funds and the Trust's other series voting together for election of trustees may elect all of the members of the Trust's Board. In such event, the remaining holders cannot elect any trustees of the Trust.

  On any matter submitted to a vote of shareholders, shares of a Fund will be voted by the Fund's shareholders individually when the matter affects the specific interest of the Fund only, such as approval of the Fund's investment management arrangements. In addition, shares of a particular class of a Fund may vote on matters affecting only that class. The shares of a Fund and the Trust's other series will be voted in the aggregate on other matters, such as the election of Trustees and ratification of the selection of the Trust's independent accounts

  Normally there will be no annual meeting of shareholders for any of the Funds in any year, except as required under the Investment Company Act of 1940, as amended (the "1940 Act"). A Trustee may be removed at any meeting of the shareholders of the Trust by a vote of the shareholders owning at least two-thirds of the outstanding shares. Any Trustee may call a special meeting of shareholders for any purpose. Furthermore, Trustees shall promptly call a meeting of shareholders solely for the purpose of removing one or more Trustees when requested in writing to do so by shareholders holding 10% of the Trust's outstanding shares.

  Pursuant to the Trust's Agreement and Declaration of Trust, the Trust may issue an unlimited number of shares of each Fund. Each share of a Fund represents as interest in the Fund only, has a par value of $0.01 per share, represents an equal proportionate interest in the Fund with other shares of the Fund and is entitled to such dividends and distributions out of the income earned and gain realized on the assets belonging to the Fund as may be declared by the Board of Trustees. Each share of a Fund is equal in earnings, assets and voting privileges except that each class normally has exclusive voting rights with respect to its distribution plan and bears the expenses, if any, related to the distribution of its shares. Shares of a Fund, when issued, are fully paid and nonassessable.

                              INVESTMENT POLICIES

  The Small Cap Fund and Basic Value Fund each seeks to achieve its investment objective by investing all of its investable assets in the Small Cap Portfolio and Value Portfolio, respectively, each of which is a subtrust (a "series") of Growth Portfolio, a Delaware business trust registered as an open-end management investment company with an investment objective that is identical to that of its corresponding Fund. Whenever the phrase "all of the Fund's investable assets" is used herein and in a Prospectus, it means that the only investment securities that will be held by a Fund will be its interest in its corresponding Portfolio. A Fund may withdraw its investment in its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund and its shareholders to do so.

  A change in a Portfolio's investment objective, policies or limitations that is not approved by the Board or shareholders of the corresponding Fund could require that Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. In addition, a distribution in kind could result in a less diversified portfolio of investments for a Fund and could adversely affect its liquidity. Should such a distribution occur, the Fund could incur brokerage fees or other transaction costs in converting such securities to cash. Upon redemption, the Board would consider what action might be taken, including the investment of all the investable assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or the direct retention by the Fund of its own investment advisor to manage its assets in accordance with its investment objective, policies and limitations discussed herein.

  In addition to selling an interest therein to the Funds, each Portfolio may sell interests therein to other non-affiliated investment companies and/or other institutional investors. All institutional investors in a Portfolio will pay a proportionate share of that Portfolio's expenses and will invest in the Portfolio on the same terms and conditions. However, if another investment company invests any or all of its assets in a Portfolio, it would not be required to sell its shares at the same public offering price as the corresponding Fund and may charge different sales commissions. Therefore, investors in a Fund may experience different returns than investors in another investment company that invests exclusively in a Portfolio. As of the date of the Prospectuses and this Statement of Additional Information, the Funds are the only institutional investors in the Portfolios.

  The Funds may be materially affected by the actions of other large investors, if any, in the Portfolios. For example, as with all open-end investment companies, if a large investor were to redeem its interest in a Portfolio, (1) the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns, and (2) the Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in a Portfolio that have a greater pro rata ownership interest in the Portfolio than the corresponding Fund could have effective voting control over the operation of the Portfolio.

  Unless specifically noted, the Fund's investment policies described in this Statement of Additional Information are not fundamental policies and may be changed by vote of the Trust's Board of Trustees without shareholder approval.

SELECTION OF INVESTMENTS

  For purposes of the Prospectuses and this Statement of Additional Information, market capitalization means the total market value of a company's outstanding common stock. There is no necessary correlation between market capitalization and the financial attributes (such as level of assets, revenues or income) often used to measure a company's size.

  The debt obligations that the Portfolios may invest in are limited to U.S. government securities and corporate debt securities of issuers domiciled in the U.S. Each Portfolio will limit its purchases of debt securities to investment grade debt obligations. "Investment grade" debt refers to those securities rated within one of the four highest ratings categories by Moody's Investors Service, Inc. ("Moody's") or by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not similarly rated by any other nationally recognized statistical rating organization ("NRSRO"), deemed by AIM to be of equivalent quality.

  AIM allocates investments among fixed income securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the economy, movements in the general level and term of interest rates, currency values, political developments, and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it. If market interest rates decline, fixed income securities generally appreciate in value and vice versa.

  Equity securities in which the Funds may invest include common stocks, preferred stock, convertible debt securities and warrants to acquire such securities.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

  The Portfolios may invest in the securities of closed-end investment companies (including investment vehicles or companies advised by AIM or its affiliates ("Affiliated Funds")) within the limits of the Investment Company Act of 1940, as amended (the "1940 Act"). These limitations currently provide that, in general, each Portfolio may purchase shares of a closed-end investment company unless (a) such a purchase would cause a Portfolio to own more than 3% of the total outstanding voting stock of the investment company or (b) such a purchase would cause a Portfolio to have more than 5% of its assets invested in the investment company or more than 10% of its assets invested in an aggregate of all such investment companies. Investment in investment companies may involve the payment of substantial premiums above the value of such companies' portfolio securities. The Portfolios do not intend to invest in such vehicles or funds unless AIM determines that the potential benefits of such investments justify the payment of any applicable premiums. As a shareholder in an investment company, a Portfolio would bear its ratable share of that investment company's expenses, including its advisory and administration fees. The return on such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies. At the same time, the Portfolio would continue to pay its own management fees and other expenses. With respect to investments in Affiliated Funds, AIM waives its advisory fee to the extent that such fees are based on assets of a Fund invested in Affiliated Funds.

DEPOSITARY RECEIPTS

  Each Portfolio may invest up to 10% of its total assets in foreign securities. Such investments may include American Depositary Receipts ("ADRs") American Depositary Shares ("ADSs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are issued in Europe typically by foreign banks and trust companies and evidence ownership of either foreign or domestic securities. GDRs are similar to EDRs and are designed for use in several international financial markets. Generally, ADRs and ADSs in registered form are designed for use in United States securities markets and EDRs in bearer form are designed for use in European securities markets. For purposes of a Portfolio's investment policies, its investments in ADRs, ADSs, GDRs and EDRs will be deemed to be investments in the underlying foreign equity securities.

  ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depository may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depository

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requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders with respect to the deposited securities. Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The Portfolios may invest in both sponsored and unsponsored ADRs.

WARRANTS OR RIGHTS

  Warrants or rights may be acquired by a Portfolio in connection with other securities or separately and provide the Portfolio with the right to purchase at a later date other securities of the issuer. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

LENDING OF PORTFOLIO SECURITIES

  For the purpose of realizing additional income, each Portfolio may make secured loans of its portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent, plus any accrued interest, "marked to market" on a daily basis. While a loan is outstanding, the borrower must maintain with the Fund's custodian collateral consisting of cash, U.S. government securities or certain irrevocable letters of credit equal to at least the value of the borrowed securities, plus any accrued interest or such other collateral as permitted by the Fund's investment program and regulatory agencies, and as approved by the Board. The risks of lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities and possible loss of rights in the collateral should the borrower fail financially. The Portfolios may pay reasonable administrative and custodial fees in connection with the loans of their securities. While the securities loans are outstanding, the Portfolios will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. Each Portfolio will have a right to call each loan at any time and obtain the securities within the stated settlement period. The Portfolios will not have the right to vote equity securities while they are being lent, but may call in a loan in anticipation of any important vote. Loans will only be made to firms deemed by AIM to be of good standing and will not be made unless, in the judgment of AIM, the consideration to be earned from such loans would justify the risk.

COMMERCIAL BANK OBLIGATIONS

  For the purposes of each Portfolio's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. Although a Portfolio typically will acquire obligations issued and supported by the credit of U.S. banks having total assets at the time of purchase of $1 billion or more, this $1 billion figure is not an investment policy or restriction of any Portfolio. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS

  A repurchase agreement is a transaction in which a Portfolio purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry

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certain risks not associated with direct investment in securities, including possible decline in the market value of the underlying securities and delays and costs to the Portfolio if the other party to the repurchase agreement becomes bankrupt, the Portfolios intend to enter into repurchase agreements only with banks and dealers believed by AIM to present minimal credit risks in accordance with guidelines approved by Growth Portfolio's Board of Trustees. AIM will review and monitor the creditworthiness of such institutions under the general supervision of Growth Portfolio's Board.

  Each Portfolio will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Portfolio's ability to sell the collateral and the Portfolio could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Portfolios intend to comply with provisions under the U.S. Bankruptcy Code that would allow them to immediately to resell the collateral. A Portfolio will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 15% of the value of its net assets would be invested in such repurchase agreements and other illiquid investments.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS

  Each Portfolio's borrowings will not exceed 33 1/3% of its total assets, i.e., each Portfolio's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of a Portfolio's portfolio holdings or other factors cause the ratio of the Portfolio's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Portfolio may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. Each Portfolio also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. A Portfolio may borrow in connection with meeting requests for redemption. Any borrowing by a Portfolio may cause greater fluctuation in the value of its corresponding Fund's shares than would be the case if the Portfolio did not borrow.

  Each Portfolio's fundamental investment limitations permit the Portfolio to borrow money for leveraging purposes. Each Portfolio, however, currently is prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by Growth Portfolio's Board of Trustees. If a Portfolio employs leverage in the future, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in a Portfolio's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, a Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, a Portfolio's earnings or net asset value would decline faster than would otherwise be the case.

  Each Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which the Portfolio transfers possession of a security to another party, such as a bank or broker/dealer in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. Each Portfolio also may engage in "roll" borrowing transactions which involve its sale of Government National Mortgage Association certificates or other securities together with a commitment (for which the Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date. Each Portfolio will segregate with a custodian, liquid assets in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/dealers. No segregation is required for reverse repurchase agreements with banks. A Portfolio may borrow through reverse repurchase agreements and "roll" transactions in connection with meeting requests for redemption.

WHEN-ISSUED OR FORWARD COMMITMENT SECURITIES

  Each Portfolio may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which generally is expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but a Portfolio will purchase or sell when-issued securities or enter into forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to a Portfolio. If a Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive
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

against a forward commitment, it may incur a gain or loss. At the time a Portfolio enters into a transaction on a when-issued or forward commitment basis, it will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities with its custodian and will mark to market daily such assets. There is a risk that the securities may not be delivered and that a Portfolio may incur a loss.

TEMPORARY DEFENSIVE STRATEGIES

  In the interest of preserving shareholders' capital, AIM and/or the Sub-advisor may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market, economic or political conditions. During such time, a Portfolio may invest less than 65% of its total assets in the types of securities covered by its primary investment policy. In addition, most or all investments of a Portfolio may be made in the United States and denominated in U.S. dollars. Further, pending investment of proceeds from new sales of Portfolio shares or to meet its ordinary daily cash needs, a Portfolio may hold cash (U.S. dollars, foreign currencies or multinational currency units such as euros) and may invest in high quality foreign or domestic money market instruments.

  Money market instruments in which the Portfolios may invest include the following: government securities; high grade commercial paper; bank certificates of deposit; bankers' acceptances; and repurchase agreements related to any of the foregoing. High grade commercial paper refers to commercial paper rated P-1 by Moody's or A-1 by S&P, at the time of investment or, if unrated, deemed by AIM to be of comparable quality.

                              OPTIONS AND FUTURES

SPECIAL RISKS OF OPTIONS AND FUTURES

  The use of options and futures contracts involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

          (1) Successful use of most of these instruments depends upon AIM's ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. While AIM is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

          (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

          (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because AIM projected a decline in the price of a security in the Portfolio's securities portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not hedged at all.

          (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time.

          (5) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (i.e., instruments other than purchased options). If the Portfolio were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Portfolio sell a portfolio security at a disadvantageous time. The Portfolio's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability

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

     and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Portfolio.

WRITING CALL OPTIONS

  A Portfolio may write (sell) call options on securities and indices. Call options generally will be written on securities that, in the opinion of AIM, are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Portfolio.

  A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until (American style) or on (European style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice, requiring him or her to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

  Portfolio securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with each Portfolio's investment objective. When writing a call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, and retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Portfolio has no control over when it may be required to sell the underlying securities, since most options may be exercised at any time prior to the option's expiration. If a call option that a Portfolio has written expires, the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security, which will be increased or offset by the premium received. Neither Portfolio considers a security covered by a call option to be "pledged" as that term is used in the Portfolio's policy that limits the pledging or mortgaging of its assets.

  Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Portfolio will be obligated to sell the security at less than its market value.

  The premium that a Portfolio receives for writing a call option is deemed to constitute the market value of an option. The premium a Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment and the length of the option period. In determining whether a particular call option should be written, AIM will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

  Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

  Each Portfolio will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

  The exercise price of the options may be below, equal to or above the current market values of the underlying securities or indices at the time the options are written. From time to time, a Portfolio may purchase an underlying security for delivery in accordance with the exercise of an option, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

  A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio.

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WRITING PUT OPTIONS

  The Portfolios may write put options on securities and indices. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price at any time until (American style) or on (European style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

  A Portfolio generally would write put options in circumstances where AIM wishes to purchase the underlying security for the Portfolio's portfolio at a price lower than the current market price of the security. In such event, the Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Portfolio also would receive interest on debt securities maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price, less the premium received.

  Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Portfolio will be obligated to purchase the security at greater than its market value.

PURCHASING PUT OPTIONS

  Each Portfolio may purchase put options on securities and indices. As the holder of a put option, a Portfolio would have the right to sell the underlying security at the exercise price at any time until (American style) or on (European style) the expiration date. A Portfolio may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.

  A Portfolio may purchase a put option on an underlying security ("protective put") owned by the Portfolio in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security eventually is sold.

  A Portfolio also may purchase put options at a time when the Portfolio does not own the underlying security. By purchasing put options on a security it does not own, a Portfolio seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS

  Each Portfolio may purchase call options on securities and indices. As the holder of a call option, a Portfolio would have the right to purchase the underlying security at the exercise price at any time until (American style) or on (European style) the expiration date. A Portfolio may enter into closing sale transactions with respect to such option, exercise such option or permit such option to expire.

  Call options may be purchased by a Portfolio for the purpose of acquiring the underlying security for its portfolio. Utilized in this fashion, the purchase of call options would enable a Portfolio to acquire the security at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security in this manner may be less than the cost of acquiring the security directly. This technique also may be useful to the Portfolios in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. As long as it holds such a call option, rather than the underlying security itself, a Portfolio is partially protected from any unexpected decline in the market price of the underlying security and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

  Each Portfolio also may purchase call options on underlying securities it owns to avoid realizing losses that would result in a reduction of its current return. For example, where a Portfolio has written a call option on an underlying security having a current market value below the price at which it purchased the security, an increase in the market price could result in the exercise of the call option written by the Portfolio and the realization of a loss on the underlying security.

Accordingly, the Portfolio could purchase a call option on the same underlying security, which could be exercised to fulfill the Portfolio's delivery obligations under its written call (if it is exercised). This strategy could allow the Portfolio to avoid selling the portfolio security at a time when it has an unrealized loss; however, the Portfolio would have to pay a premium to purchase the call option plus transaction costs.

  Aggregate premiums paid for put and call options will not exceed 5% of such Portfolio's total assets at the time of purchase.

  Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Portfolio will not purchase an OTC option unless AIM believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

  The staff of the SEC considers purchased OTC options to be illiquid securities. A Portfolio may also sell OTC options and, in connection therewith, set aside assets or cover its obligations with respect to OTC options written by the Portfolio. The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

  A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. A Portfolio intends to purchase or write only those exchange-listed options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS

  Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Portfolio's exercise of the put, to deliver to the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Portfolio writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

  The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Portfolio can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

  Even if a Portfolio could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Portfolio as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

  If a Portfolio purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE AND STOCK INDEX FUTURES CONTRACTS

  A Portfolio may enter into interest rate or stock index futures contracts ("Futures" or "Futures Contracts") as a hedge against changes in prevailing levels of interest rates or stock price levels in order to establish more definitely the effective return on securities held or intended to be acquired by the Portfolio. A Portfolio's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates, or decreases in stock prices, and purchases of Futures as an offset against the effect of expected declines in interest rates, or increases in stock prices.

  The Portfolios only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC").

  Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Portfolio's exposure to interest rate and stock market fluctuations, the Portfolio may be able to hedge its exposure more effectively and at a lower cost through using Futures Contracts.

  A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

  Although Futures Contracts typically require future delivery of and payment for financial instruments, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, the Portfolio will continue to be required to maintain the margin deposits on the Futures Contract.

  As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September deutschmarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September deutschmarks on the same exchange. In such instance, the difference between the price at which the Futures

Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Portfolio.

  Each Portfolio's Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities that a Portfolio owns, or Futures Contracts will be purchased to protect a Portfolio against an increase in the price of securities it has committed to purchase or expects to purchase.

  "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Portfolio in order to initiate Futures trading and to maintain the Portfolio's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to ensure the Portfolio's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

  Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Portfolio entered into the Futures Contract will be made on a daily basis as the price of the underlying security or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

  Risks of Using Futures Contracts. The prices of Futures Contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and in stock market movements, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

  There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities in the Portfolio's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as variations in speculative market demand for Futures and for securities, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends.

  Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

  Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and options on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

  If a Portfolio were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS

  Options on Futures Contracts are similar to options on securities, except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

  The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities or indices.

  If a Portfolio writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

  A Portfolio may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATION ON USE OF FUTURES AND OPTIONS ON FUTURES

  To the extent that a Portfolio enters into Futures Contracts and options on Futures Contracts, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract exceeds the strike, i.e., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by Growth Portfolio's Board of Trustees without a shareholder vote. This limitation does not limit the percentage of a Portfolio's assets at risk to 5%.

COVER

  Transactions using Futures Contracts and options (other than options purchased by a Portfolio) expose the Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Portfolio's assets are used for cover or otherwise set aside, it could affect portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

                                  RISK FACTORS

ILLIQUID SECURITIES

  A Portfolio may invest up to 15% of its net assets in illiquid securities. Securities may be considered illiquid if a Portfolio cannot reasonably expect within seven days to sell the securities for approximately the amount at which the Portfolio values such securities. See "Investment Limitations." The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities such as securities eligible for trading on U.S. securities exchanges or in the OTC markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation, often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

  Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and the Portfolio might be unable to dispose of such securities promptly or at favorable prices.

  With respect to liquidity determinations generally, Growth Portfolio's Board of Trustees has the ultimate responsibility for determining whether specific securities, including restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. That Board of Trustees has delegated the function of making day-to-day determinations of liquidity to AIM in accordance with procedures approved by that Board of Trustees. AIM takes into account a number of factors in reaching liquidity decisions, including: (i) the frequency of trading in the security;
(ii) the number of dealers who make quotes for the security; (iii) the number of dealers who have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited, and the mechanics of transfer). AIM monitors the liquidity of securities in each Portfolio's securities portfolio and periodically reports such determinations to Growth Portfolio's Board of Trustees. If the liquidity percentage restriction of a Portfolio is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by the Portfolio resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by a Portfolio increases above the applicable limit, AIM will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on that Portfolio.

DEBT SECURITIES

  Each Portfolio may invest in U.S. government securities and corporate debt securities of issuers domiciled in the United States. Each Portfolio limits its purchases of debt securities to investment grade obligations. The value of debt securities held by a Portfolio will fluctuate with changes in the perceived creditworthiness of the issues of such securities and interest rates. In selecting debt securities for investment, AIM reviews and monitors the creditworthiness of each issuer and issue and analyzes interest rate trends and specific developments that may affect individual issuers, in addition to relying on ratings assigned by S&P, Moody's or another NRSRO as indicators of quality. Debt securities rated Baa by Moody's or BBB by S&P are investment grade, although Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher grade debt securities. Each Portfolio is also permitted to purchase debt securities that are not rated by S&P, Moody's or another NRSRO but that AIM determines to be of comparable quality to that of rated securities in which the Portfolio may invest. Such securities are included in the computation of any percentage limitations applicable to the comparable rated securities.

  Ratings of debt securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Portfolio has acquired the security. AIM will consider such an event in determining whether a Portfolio should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. For a description of Moody's and S&P ratings, see "Description of Debt Ratings" herein.

EQUITY SECURITIES

  Equity securities, particularly common stocks, generally represent the most junior position in an issuer's capital structure and entitle holders to an interest in the assets of an issuer, if any, remaining after all more senior claims have been satisfied.

SMALL CAP COMPANIES

  The Small Cap Portfolio invests primarily in equity securities of U.S. small cap companies. Small cap companies may be more vulnerable than larger companies to adverse business, economic or market developments. Small cap companies may also have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small cap company stocks pay low or no dividends. Securities of small cap companies are generally less liquid and their prices more volatile than those of securities of larger companies. The securities of some small cap companies may not be widely traded, and the Portfolio's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for the Portfolio to dispose of securities of these small cap companies at prevailing market prices in order to meet redemptions.

                             INVESTMENT LIMITATIONS

  The Small Cap Fund and Basic Value Fund each has the following fundamental investment policy to enable it to invest in the Small Cap Portfolio and Value Portfolio, respectively:

  Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

  All other investment policies and limitations of each Fund and its corresponding Portfolio are identical. Therefore, although the following discusses certain investment policies and limitations of each Portfolio and Growth Portfolio's Board of Trustees, it applies equally to each Fund and the Trust's Board of Trustees.

  Each Portfolio has adopted the following investment limitations as fundamental policies that may not be changed without approval by the affirmative vote of a majority of the outstanding shares of the Portfolio. Whenever a Fund is requested to vote on a change in the investment limitations of its corresponding Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by the shareholders. Neither Portfolio may:

          (1) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that a Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

          (2) Purchase or sell physical commodities, but a Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

          (3) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of a Portfolio's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that a Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes;

          (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

          (5) Purchase securities of any one issuer if, as a result, more than 5% of a Portfolio's total assets would be invested in securities of that issuer or a Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of a Portfolio's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other investment companies;

          (6) Engage in the business of underwriting securities of other issuers, except to the extent that a Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities; or

          (7) Purchase any security if, as a result of that purchase, 25% or more of a Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

  The following investment limitations of each Portfolio are not fundamental policies and may be changed by vote of Growth Portfolio's Board of Trustees without shareholder approval. Neither Portfolio may:

          (1) Invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Portfolio has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days;

          (2) Borrow money except for temporary or emergency purposes (not for leveraging) in excess of 33 1/3% of the value of the Portfolio's total assets;

          (3) Enter into a futures contract or an option on a futures contract, in each case other than for bona fide hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of these positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into;

          (4) Purchase securities of other investment companies, except to the extent permitted by the 1940 Act, in the open market at no more than customary commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger;

          (5) Purchase securities on margin, provided that a Portfolio may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that a Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

          (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

  The approval of the Fund and of other investors in a Portfolio, if any, is not required to change the investment objective, policies or limitations of that Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of a Fund thirty days prior to any changes in a Portfolio's investment objective.

  If a percentage restriction on investment or utilization of assets in an investment policy or limitation is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of a Portfolio's investment policies or restrictions. A Portfolio may exchange securities, exercise conversion or subscription rights, warrants, or other rights to purchase common stock or other equity securities and may hold, except to the extent limited by the 1940 Act, any such securities so acquired without regard to the Portfolio's investment policies and limitations. The original cost of the securities so acquired will be included in any subsequent determination of a Portfolio's compliance with the investment percentage limitations referred to above and in the Prospectus.

  Investors should refer to each Fund's Prospectus for further information with respect to that particular Fund's investment objective, which may not be changed without the approval of its shareholders, and other investment policies, techniques and limitations, which may be changed without shareholder approval.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

  Subject to policies established by Growth Portfolio's Board of Trustees, AIM is responsible for the execution of the Portfolios' securities transactions and the selection of brokers/dealers who execute such transactions on behalf of the Portfolios. In executing transactions, AIM seeks the best net results for each Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although AIM generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Portfolios may engage in soft dollar arrangements for research services, as described below, the Portfolios have no obligation to deal with any broker/dealer or group of broker/dealers in the execution of portfolio transactions.

  Consistent with the interests of the Portfolios, AIM may select brokers to execute the Portfolios' securities transactions on the basis of the research services they provide to AIM for its use in managing the Portfolios and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts, and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such broker are in addition to, and not in lieu of, the services required to be performed by AIM under the applicable investment management and administration contract. A commission paid to such broker may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that AIM determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of AIM to the Portfolios and its other clients and that the total commissions paid by each Fund will be reasonable in relation to the benefits received by the Portfolios over the long term. Research services may also be received from dealers who execute Portfolio transactions in OTC markets.

  AIM may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Portfolio toward payment of its expenses, such as custodian fees.

  Investment decisions for each Portfolio and for other investment accounts managed by AIM are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including one or more Portfolios. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases AIM believes that coordination and the ability to participate in volume transactions will be beneficial to the Portfolios.

  Under a policy adopted by Growth Portfolio's Board of Trustees, and subject to the policy of obtaining the best net results, AIM may consider a broker/dealer's sale of the shares of the Funds and the other funds for which AIM serves as investment manager and/or administrator in selecting broker/dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Funds and such other funds.

  The Portfolios may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of a Portfolio, provided the conditions of an exemptive order received by the Funds from the SEC are met. In addition, a Portfolio may purchase or sell a security from or to another AIM Fund provided the Portfolios follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the

Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

  For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, the Small Cap Portfolio paid aggregate brokerage commissions of $113,203, $91,971 and $54,241, respectively. For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, the Value Portfolio paid aggregate brokerage commissions of $61,274, $22,202 and $37,380, respectively.

PORTFOLIO TRADING AND TURNOVER

  Although the Portfolios generally do not intend to trade for short-term profits, the securities held by a Portfolio will be sold whenever AIM believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by each Portfolio's average month-end portfolio value, excluding short-term investments. The portfolio turnover rate will not be a limiting factor when AIM deems portfolio changes appropriate. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs that a Portfolio will bear directly and may result in the realization of net capital gains that are taxable when distributed to each corresponding Fund's shareholders. For the fiscal years ended December 31, 1998 and December 31, 1997 the Small Cap Portfolio's and Value Portfolio's portfolio turnover rates were 190% and 233%, and 148% and 93%, respectively.

                                   MANAGEMENT

  The Trust's Board of Trustees has overall responsibility for the operation of the Funds. The Board of Trustees has approved all significant agreements between the Trust and persons or companies furnishing services to the Funds including the investment management and administration agreement with AIM, the agreements with AIM Distributors regarding distribution of the Funds' shares, the custody agreement and the transfer agency agreement. The day-to-day operations of the Funds are delegated to the officers of the Trust, subject always to the investment objectives and policies of the Funds and to the general supervision of the Trust's Board.

TRUSTEES AND EXECUTIVE OFFICERS

  The Trust's Trustees and Executive Officers are listed below. Unless otherwise indicated, the address of each Executive Officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

----------------------------------------------------------------------------------------------------
   NAME, ADDRESS AND AGE     POSITIONS HELD WITH REGISTRANT   PRINCIPAL OCCUPATION WITH REGISTRANT
   ---------------------     ------------------------------   ------------------------------------
----------------------------------------------------------------------------------------------------
 *ROBERT H. GRAHAM (52)      Trustee, Chairman of the Board  Director, President and Chief Executive
                             and President                   Officer, A I M Management Group Inc.;
                                                             Director and President, A I M Advisors,
                                                             Inc.; Director and Senior Vice
                                                             President, A I M Capital Management,
                                                             Inc., A I M Distributors, Inc., A I M
                                                             Fund Services, Inc. and Fund Management
                                                             Company; Director, AMVESCAP PLC.
----------------------------------------------------------------------------------------------------
 C. DEREK ANDERSON (57)      Trustee                         President, Plantagenet Capital
 220 Sansome Street                                          Management, LLC (an investment
 Suite 400                                                   partnership); Chief Executive Officer,
 San Francisco, CA 94104                                     Plantagenet Holdings, Ltd. (an
                                                             investment banking firm); Director,
                                                             Anderson Capital Management, Inc. since
                                                             1988; Director, PremiumWear, Inc.
                                                             (formerly Munsingwear, Inc.) (a casual
                                                             apparel company); Director, "R" Homes,
                                                             Inc. and various other companies; and
                                                             Trustee, each of the other investment
                                                             companies registered under the 1940 Act
                                                             that is sub-advised or sub-administered
                                                             by the Sub-advisor.
----------------------------------------------------------------------------------------------------
 FRANK S. BAYLEY (59)        Trustee                         Partner, law firm of Baker & McKenzie;
 Two Embarcadero Center                                      Director and Chairman, C.D. Stimson
 Suite 2400                                                  Company (a private investment company);
 San Francisco, CA 94111                                     and Trustee, each of the other
                                                             investment companies registered under
                                                             the 1940 Act that is sub-advised or
                                                             sub-administered by the Sub-advisor.
----------------------------------------------------------------------------------------------------
 ARTHUR C. PATTERSON (55)    Trustee                         Managing Partner, Accel Partners (a
 428 University Avenue                                       venture capital firm); Director,
 Palo Alto, CA 94301                                         Viasoft and PageMart, Inc. (both public
                                                             software companies) and several other
                                                             privately held software and
                                                             communications companies; and Trustee,
                                                             each of the other investment companies
                                                             registered under the 1940 Act that is
                                                             sub-advised or sub-administered by the
                                                             Sub-advisor.
----------------------------------------------------------------------------------------------------
 RUTH H. QUIGLEY (64)        Trustee                         Private investor; President, Quigley
 1055 California Street                                      Friedlander & Co., Inc. (a financial
 San Francisco, CA 94108                                     advisory services firm) from 1984 to
                                                             1986; and Director, each of the other
                                                             investment companies registered under
                                                             the 1940 Act that is sub-advised or
                                                             sub-administered by the Sub-advisor.
----------------------------------------------------------------------------------------------------

---------------

* A trustee who is an "interested person" of the Trust and AIM Advisors, Inc. as defined in the 1940
  Act.

----------------------------------------------------------------------------------------------------
   NAME, ADDRESS AND AGE     POSITIONS HELD WITH REGISTRANT   PRINCIPAL OCCUPATION WITH REGISTRANT
   ---------------------     ------------------------------   ------------------------------------
----------------------------------------------------------------------------------------------------
 MELVILLE B. COX (54)        Vice President                  Vice President and Chief Compliance
                                                             Officer, A I M Advisors, Inc., A I M
                                                             Capital Management, Inc., A I M
                                                             Distributors, Inc., A I M Fund
                                                             Services, Inc. and Fund Management
                                                             Company.
----------------------------------------------------------------------------------------------------
 GARY T. CRUM (50)           Vice President                  Director and President, A I M Capital
                                                             Management, Inc.; Director and Senior
                                                             Vice President, A I M Management Group
                                                             Inc. and A I M Advisors, Inc.; and
                                                             Director, A I M Distributors, Inc. and
                                                             AMVESCAP PLC.
----------------------------------------------------------------------------------------------------
 CAROL F. RELIHAN (43)       Vice President                  Director, Senior Vice President,
                                                             General Counsel and Secretary, A I M
                                                             Advisors, Inc.; Senior Vice President,
                                                             General Counsel and Secretary, A I M
                                                             Management Group, Inc.; Director, Vice
                                                             President and General Counsel, Fund
                                                             Management Company; Vice President and
                                                             General Counsel, A I M Fund Services,
                                                             Inc.; and Vice President, A I M Capital
                                                             Management, Inc. and A I M
                                                             Distributors, Inc.
----------------------------------------------------------------------------------------------------
 SAMUEL D. SIRKO (39)        Vice President and Secretary    Vice President, Assistant General
                                                             Counsel and Assistant Secretary, A I M
                                                             Advisors, Inc.; and Assistant General
                                                             Counsel and Assistant Secretary, A I M
                                                             Management Group Inc., A I M Capital
                                                             Management, Inc., A I M Distributors,
                                                             Inc., A I M Fund Services, Inc. and
                                                             Fund Management Company.
----------------------------------------------------------------------------------------------------
 DANA R. SUTTON (39)         Vice President and Treasurer    Vice President and Fund Controller,
                                                             A I M Advisors, Inc.; and Assistant
                                                             Vice President and Assistant Treasurer,
                                                             Fund Management Company.
----------------------------------------------------------------------------------------------------

  The Board of Trustees has a Nominating and Audit Committee, comprised of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Trustees, reviewing audits of the Trust and the Funds and recommending firms to serve as independent auditors of the Trust. All of the Trust's Trustees also serve as directors or trustees of some or all of the other investment companies managed, administered or advised by AIM. All of the Trust's executive officers hold similar offices with some or all of the other investment companies managed, administered or advised by AIM. Each Trustee who is not a director, officer or employee of AIM or any affiliated company is paid an annual retainer component plus a per-meeting fee component, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Trustees and Officers receive no compensation or expense reimbursements from the Trust.

  For the fiscal year ended December 31, 1998, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of AIM or any affiliated company, received total compensation of $6,650, $5,450, $6,050 and $6,650, respectively, from the Trust for their services as Trustees. For the year ended December 31, 1998, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of AIM or any other affiliated company, received total compensation of $106,850, $90,650, $98,600 and $99,500, respectively, from the investment companies managed or administered by AIM for which he or she served as a Trustee. Fees and expenses disbursed to the Trustees contained no accrued or payable pension or retirement benefits. As of April 1, 1999, the Officers and Trustees and their families as a group owned in the aggregate beneficially or of record less than (i) 1% of the shares of the Basic Value Fund and (ii) 3.026% of the shares of the Small Cap Fund.

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES RELATING TO FUNDS AND THE PORTFOLIOS

  AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, was organized in 1976 and, together with its subsidiaries, manages or advises approximately 110 investment portfolios encompassing a broad range of investment objectives. AIM and their world-wide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world.

  AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. AIM is also the sole shareholder of the Funds' principal underwriter, AIM Distributors.

  AIM Management and AIM are indirect wholly owned subsidiaries of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

  In addition to the investment resources of their Houston and London offices, AIM draws upon the expertise, personnel, data and systems of other offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, New York, Portland (Oregon), Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the Portfolios, AIM employs a team approach, taking advantage of its investment resources around the world.

  AIM serves as each Portfolio's investment manager and administrator under an investment management and administration contract between the Growth Portfolio and AIM ("Portfolio Management Contract"). AIM serves as administrator to each Fund under an administration contract between the Trust and AIM ("Administration Contract").

  The Administration Contracts will not be deemed advisory contracts, as defined under the 1940 Act. As investment managers and administrators, AIM makes all investment decisions for each Portfolio and, as administrator, administers each Portfolio's and Fund's affairs. Among other things, AIM furnishes the services and pays the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Portfolios and the Funds and provide suitable office space and necessary small office equipment and utilities.

  The Portfolio Management Contracts may be renewed with respect to a Portfolio for one-year terms, provided that any such renewal has been specifically approved at least annually by: (i) the Portfolio's Board of Trustees or the vote of a majority of the Portfolio's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of the Portfolio's Trustees who are not parties to the Portfolio Management Contracts or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Portfolio Management Contracts provide that with respect to each Portfolio, and the Administration Contracts provide that with respect to each Fund, either the Trust, the Portfolio or AIM may terminate the contract without penalty upon sixty days' written notice to the other party. The Portfolio Management Contracts terminate automatically in the event of their assignment (as defined in the 1940 Act).

  The Funds pay AIM administration fees, computed daily and paid monthly, at the annualized rate of 0.25% of each Fund's average daily net assets. The Funds bear their pro rata portion of the investment management and administration fees paid by the Portfolio to AIM. The Portfolios pay AIM such fees, computed daily and paid monthly, based on the average daily net assets of each Portfolio, at the annualized rate of 0.475% on the first $500 million, 0.45% on the next $500 million, 0.425% on the next $500 million and 0.40% on the amounts thereafter. The investment management and administration fees paid by the Fund and the Portfolio are higher than those paid by most mutual funds. The Funds and Portfolios pay all expenses not assumed by AIM, AIM Distributors or other agents. AIM has undertaken to limit each Fund's and each Portfolio's combined expenses (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the annual rate of 1.75%, 2.40% and 2.40% of the average daily net assets of each Fund's Class A, Class B and Class C shares, respectively, until May 31, 2000.

  AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Tables in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

  AIM also serves as the Funds' pricing and accounting agent. For these services, AIM receives a fee based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Investment Portfolios, AIM Series Trust, GT Global Variable Investment Series and GT Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets, and 0.02% of the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.

  For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, the Small Cap Portfolio and the Value Portfolio paid fees of $159,738, $120,544 and 73,312; and $133,235, $74,372 and $27,487, respectively, to INVESCO
(NY), Inc. For the same periods, the Small Cap Fund and Basic Value Fund paid administration fees of $84,258, $63,460 and $39,004; and $70,124, $39,171 and
$14,722, respectively, to INVESCO (NY), Inc. For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, INVESCO (NY), Inc. reimbursed the Small

Cap Portfolio and Value Portfolio for their respective investment management and administration fees in the amounts of $93,076, $67,837 and $73,312; and $60,760, $74,372 and $27,487, respectively; for the same periods, INVESCO (NY), Inc. reimbursed the Small Cap Fund and Basic Value Fund for their respective administration fees in the amounts of $55,651, $63,460 and $39,004; and $41,599, $39,171 and $14,722, respectively. Accordingly, INVESCO (NY), Inc. reimbursed each Fund and its corresponding Portfolio investment management and administration fees in the aggregate amounts of $148,727, $131,297 and $112,316; and $102,359, $113,543 and $42,209, respectively.

  For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, INVESCO (NY), Inc., pursuant to its voluntary expense undertaking, reimbursed the Small Cap Fund and Basic Value Fund for expenses in the additional amounts of $0, $0 and $58,269; and $0, $38,419 and $164,683, respectively.

EXPENSES OF THE FUNDS AND THE PORTFOLIOS

  Each Fund and each Portfolio pays all expenses not assumed by AIM, AIM Distributors and other agents. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agency and brokerage fees discussed above, legal and audit expenses, custodian fees, trustees' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses, and expenses of reports and prospectuses sent to existing investors. The allocation of general Trust expense and expenses shared by the Funds with one another, are made on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Similarly, the allocation of general Growth Portfolio expenses, and expenses shared by the Portfolios with each other, are made on a basis deemed fair and equitable and may be based on the relative net assets of the Portfolios or the nature of the services performed and relative applicability to each Portfolio. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, that are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

                             THE DISTRIBUTION PLANS

THE CLASS A AND C PLAN

  The Trust has adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A and Class C shares of the Funds (the "Class A and C Plan"). The Class A and C Plan provides that the Class A shares pay 0.35% per annum of their average daily net assets as compensation to AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. Under the Class A and C Plan, Class C shares of Basic Value Fund and Small Cap Fund pay compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class C shares. The Class A and C Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of a Fund. Payments can also be directed by AIM Distributors to selected institutions who have entered into service agreements with respect to Class A and Class C shares of each Fund and who provide continuing personal services to their customers who own Class A and Class C shares of the Funds. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts which were purchased on or after a prescribed date set forth in the Plan. Activities appropriate for financing under the Class A Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class A and C Plan.

  Of the aggregate amount payable under the Class A and C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own shares of the Fund, in amounts of up to 0.25% of the average daily net assets of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee, and payments to dealers and other financial institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge pursuant to the Class A and C Plan. Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Class A and C Plan imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Trust with respect to a Fund. The Class A and C Plan does not obligate the Fund to reimburse AIM Distributors for actual expenses AIM Distributors may incur in fulfilling its obligations under the Class A and C Plan on behalf of a Fund. Thus under the Class A and C Plan, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, a Fund will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

THE CLASS B PLAN

  The Trust has also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of the Funds (the "Class B Plan", and collectively with the Class A and C Plan, the "Plans"). Under the Class B Plan, each Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets attributable to Class B shares. Of such amount, each Fund pays a service fee of 0.25% of the average daily net assets attributable to Class B shares to selected dealers and other institutions which furnish continuing personal shareholder services to their customers who purchase and own Class B shares. Amounts paid in accordance with the Class B Plan may be used to finance any activity primarily intended to result in the sale of Class B shares, including but not limited to printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class B Plan.

BOTH PLANS

  Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of the several special investment plans offered in connection with the purchase of the Funds' shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares; and providing such other information and services as the Funds or the customer may reasonably request.

  Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks which provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding the Funds; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as the Funds reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions which provide recordkeeping for and administrative services to 401(k) plans.

  Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

  Under a Shareholder Service Agreement, each Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement generally will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which each Fund's shares are held.

  Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the NASD. The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Funds to no more than 0.25% per annum of the average daily net assets of the funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset based sales charges, that may be paid by the Funds and their respective classes.

  AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A and Class C shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.

  Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

  AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of a Fund and not of AIM Distributors.

  From time to time, AIM Distributors may transfer and sell its right to payments under the Distribution Agreements relating to Class B shares in order to finance distribution expenditures in respect of Class B shares.

  Prior to June 1, 1998, the Trust had adopted a different Rule 12b-1 plan, that operated as a "reimbursement-type" plan (the "Prior Plan"). The information provided below relates to payments made under the Prior Plan, which provided for payments to GT Global Inc., the distributor of the Funds at the time the Prior Plan was in effect.

  For the fiscal year ended December 31, 1998, each Fund paid the following amounts under the Prior Plan:

                                                                           % OF CLASS
                                                                          AVERAGE DAILY
                                                                           NET ASSETS
                                                                        -----------------
                                                  CLASS A     CLASS B   CLASS A   CLASS B
                                                  -------     -------   -------   -------
Basic Value Fund................................  $12,807     $80,306    0.35%     1.00%
Small Cap Fund..................................  $17,364     $83,713    0.35%     1.00%

  For the fiscal year ended December 31, 1998, each Fund paid the following amounts under the current Plan:

                                                                           % OF CLASS
                                                                          AVERAGE DAILY
                                                                           NET ASSETS
                                                                        -----------------
                                                 CLASS A     CLASS B    CLASS A   CLASS B
                                                 -------     --------   -------   -------
Basic Value Fund...............................  $16,798     $107,762    0.35%     1.00%
Small Cap Fund.................................  $26,902     $109,006    0.35%     1.00%

  Class C shares had not commenced operations as of December 31, 1998.

  Actual fees by category paid by the Fund with regard to the Class A shares during the year ended December 31, 1998 follows:

                                                              BASIC VALUE   SMALL CAP
                                                                 FUND         FUND
                                                              -----------   ---------
CLASS A
  Advertising...............................................    $ 8,002      $ 8,750
  Printing and mailing prospectuses, semi-annual reports and
     annual reports (other than to current shareholders)....      1,756          709
  Seminars..................................................          0        2,365
  Compensation to Underwriters to partially offset other
     marketing expenses.....................................          0            0
  Compensation to Dealers including finder's fees...........     19,847       32,442
  Compensation to Sales Personnel...........................          0            0
  Annual Report Total.......................................     29,605       44,266

  Actual fees by category paid by the Fund with regard to the Class B Shares during the year ended December 31, 1998 as follows:

                                                              BASIC VALUE   SMALL CAP
                                                                 FUND         FUND
                                                              -----------   ---------
CLASS B
  Advertising...............................................   $  1,554     $  2,534
  Printing and mailing prospectuses, semi-annual reports and
     annual reports (other than to current shareholders)....         99          278
  Seminars..................................................          0          511
  Compensation to Underwriters to partially offset other
     marketing expenses.....................................    141,051      144,538
  Compensation to Dealers...................................     45,364       44,858
  Compensation to Sales Personnel...........................          0            0
  Annual Report Totals......................................    188,068      192,719

  Class C shares had not commenced operations as of December 31, 1998.

  The Plans require AIM Distributors to provide the Board of Trustees at least quarterly with a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. The Board of Directors reviews these reports in connection with their decisions with respect to the Plans.

  As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans ("Qualified Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the Trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of each Fund and their respective shareholders.

  The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

  Unless terminated earlier in accordance with their terms, the Plans continue in effect until May 29, 1999 and each year thereafter, as long as such continuance is specifically approved at least annually by the Board of Trustees, including a majority of the Qualified Trustees.

  The Plans may be terminated by the vote of a majority of the Qualified Trustees, or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

  Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, it may be amended by the Trustees, including a majority of the Qualified Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees. In the event the Class A and C Plan is amended in a manner which the Board of Trustees determines would materially increase the charges paid under the Class A and C Plan, the Class B shares of the Funds will no longer convert into Class A shares of the same Funds unless the Class B shares, voting separately, approve such amendment. If the Class B shareholders do not approve such amendment, the Board of Trustees will (i) create a new class of shares of the Funds which is identical in all material respects to the Class A shares as they existed prior to the implementation of the amendment and (ii) ensure that the existing Class B shares of the Funds will be exchanged or converted into such new class of shares no later than the date the Class B shares were scheduled to convert into Class A shares.

  The principal differences between the Class A and C Plan, on the one hand, and the Class B Plan, on the other hand, are: (i) the Class A and C Plan allows payment to AIM Distributors or to dealers or financial institutions of up to 0.35% of average daily net assets of the Class A shares of each Fund, as compared to 1.00% of such assets of each Fund's Class B shares; (ii) the Class B Plan obligates the Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors and its predecessor, GT Global, Inc. unless there has been a complete termination of the Class B Plan (as defined in such Plan) and (iii) the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

                                THE DISTRIBUTOR

  The Trust has entered into distribution arrangements with AIM Distributors, P.O. Box 4739, Houston, Texas 77210-4739, a registered broker-dealer and a wholly owned subsidiary of AIM, to act as the distributor of Class A, Class B and Class C shares of the Funds. Certain Trustees and officers of the Trust are affiliated with AIM Distributors. A Master Distribution Agreement with AIM Distributors relating to the Class B shares of the Funds was approved by the Board of Trustees on May 7, 1998 and a Master Distribution Agreement with AIM Distributors relating to the Class A shares and Class C shares was approved by the Board of Trustees on December 10, 1998. Both such Master Distribution Agreements are hereinafter collectively referred to as the "Distribution Agreements."

  The Distribution Agreements provide that AIM Distributors will bear the expenses of printing from the final proof and distributing the Funds' prospectuses and statements of additional information relating to public offerings made by AIM Distributors pursuant to the Distribution Agreements (other than those prospectuses and statements of additional information distributed to existing shareholders of the Fund), and any promotional or sales literature used by AIM Distributors or furnished by AIM Distributors to dealers in connection with the public offering of the Fund's shares, including expenses of advertising in connection with such public offerings. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

  The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds directly and through institutions with whom AIM Distributors has entered into selected dealer agreements. Under the Distribution Agreement for the Class B shares, AIM Distributors sells Class B shares of the Funds at net asset value subject to a contingent deferred sales charge established by AIM Distributors. AIM Distributors is authorized to advance to institutions through whom Class B shares are sold a sales commission under schedules established by AIM Distributors. The Distribution Agreement for the Class B shares provides that AIM Distributors (or its assignee or transferee) will receive 0.75% (of the total 1.00% payable under the distribution plan applicable to Class B shares) of each Fund's average daily net assets attributable to Class B shares attributable to the sales efforts of AIM Distributors.

  AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.0% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. AIM Distributors anticipates that it will require a number of years to recoup from Class B Plan payments the sales commissions paid to dealers and institutions in connection with sales of Class B shares. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

  The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on sixty (60) days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors and its predecessor; provided, however, that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments by the Fund of asset based distribution fees and service fees to AIM Distributors. Termination of the Class B Plan or Distribution Agreement does not affect the obligation of Class B shareholders to pay contingent deferred sales charges.

  The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by GT Global, Inc., the Trust's former distributor prior to June 1, 1998, for the fiscal year ended December 31, 1998.

                                                          1998                 1997
                                                   ------------------   ------------------
                                                    SALES     AMOUNT     SALES     AMOUNT
                                                   CHARGES   RETAINED   CHARGES   RETAINED
                                                   -------   --------   -------   --------
Basic Value Fund................................   $7,787     $2,335    $11,413    $5,770
Small Cap Fund..................................   $8,892     $6,814    $24,222    $5,417

  Each Fund pays AIM Distributors sales charges on sales of Class A shares of the Funds, retains certain amounts of such charges and reallows other amounts of such charges to broker/dealers who sell shares.

  The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the period June 1, 1998 to December 31, 1998.

                                                                JUNE 1, 1998 TO
                                                               DECEMBER 31, 1998
                                                               ------------------
                                                                SALES     AMOUNT
                                                               CHARGES   RETAINED
                                                               -------   --------
Basic Value Fund............................................   $ 1,807   $ 1,695
Small Cap Fund..............................................   $12,522   $12,218

  The following chart reflects the contingent deferred sales charges paid by Class A and Class B shareholders for the fiscal years ended December 31, 1998, 1997 and 1996:

                                                            1998      1997      1996
                                                           -------   -------   -------
Basic Value Fund.........................................  $53,326   $55,700   $ 5,608
Small Cap Fund...........................................  $16,400   $60,107   $28,162

  Class C shares had not commenced operations as of December 31, 1998.

SALES CHARGES AND DEALER CONCESSIONS

  Category I. Certain AIM Funds are currently sold with a sales charge ranging from 5.50% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds include Class A shares of each of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value Fund, AIM Advisor MultiFlex Fund, AIM Aggressive Growth Fund, AIM Asian Growth Fund, AIM Basic Value Fund, AIM Blue Chip Fund, AIM Capital Development Fund, AIM Charter Fund, AIM Constellation Fund, AIM European Development Fund, AIM Europe Growth Fund, AIM Global Utilities Fund, AIM Global Growth & Income Fund, AIM International Equity Fund, AIM Japan Growth Fund, AIM Large Cap Growth Fund, AIM Mid Cap Equity Fund, AIM Mid Cap Opportunities Fund, AIM New Pacific Growth Fund, AIM Select Growth Fund, AIM Small Cap Growth Fund, AIM Small Cap Opportunities Fund, AIM Value Fund and AIM Weingarten Fund.

                                                                                              DEALER
                                                               INVESTOR'S SALES CHARGE      CONCESSION
                                                              --------------------------   -------------
                                                                  AS A           AS A          AS A
                                                               PERCENTAGE     PERCENTAGE    PERCENTAGE
                                                              OF THE PUBLIC   OF THE NET   OF THE PUBLIC
                                                                OFFERING        AMOUNT       OFFERING
AMOUNT OF INVESTMENT IN SINGLE TRANSACTION                        PRICE        INVESTED        PRICE
------------------------------------------                    -------------   ----------   -------------
Less than $25,000...........................................      5.50%          5.82%         4.75%
$25,000 but less than $50,000...............................      5.25           5.54          4.50
$50,000 but less than $100,000..............................      4.75           4.99          4.00
$100,000 but less than $250,000.............................      3.75           3.90          3.00
$250,000 but less than $500,000.............................      3.00           3.09          2.50
$500,000 but less than $1,000,000...........................      2.00           2.04          1.60

  Category II. Certain AIM Funds are currently sold with a sales charge ranging from 4.75% to 2.00% of the offering price on purchases of less than $1,000,000. These AIM Funds are: the Class A shares of each of AIM Advisor Real Estate Fund, AIM Balanced Fund, AIM Developing Markets Fund, AIM Emerging Markets Debt Fund, AIM Global Aggressive

Growth Fund, AIM Global Consumer Products and Services Fund, AIM Global Financial Services Fund, AIM Global Government Income Fund, AIM Global Growth Fund, AIM Global Health Care Fund, AIM Global Income Fund, AIM Global Infrastructure Fund, AIM Global Resources Fund, AIM Global Telecommunications Fund, AIM Global Trends Fund, AIM High Income Municipal Fund, AIM High Yield Fund, AIM High Yield Fund II, AIM Income Fund, AIM Intermediate Government Fund, AIM Latin American Fund, AIM Municipal Bond Fund, AIM Strategic Income Fund and AIM Tax-Exempt Bond Fund of Connecticut.

                                                                                              DEALER
                                                               INVESTOR'S SALES CHARGE      CONCESSION
                                                              --------------------------   -------------
                                                                  AS A           AS A          AS A
                                                               PERCENTAGE     PERCENTAGE    PERCENTAGE
                                                              OF THE PUBLIC   OF THE NET   OF THE PUBLIC
                                                                OFFERING        AMOUNT       OFFERING
AMOUNT OF INVESTMENT IN SINGLE TRANSACTION                        PRICE        INVESTED        PRICE
------------------------------------------                    -------------   ----------   -------------
Less than $50,000...........................................      4.75%          4.99%         4.00%
$50,000 but less than $100,000..............................      4.00           4.17          3.25
$100,000 but less than $250,000.............................      3.75           3.90          3.00
$250,000 but less than $500,000.............................      2.50           2.56          2.00
$500,000 but less than $1,000,000...........................      2.00           2.04          1.60

  Category III. Certain AIM Funds are currently sold with a sales charge ranging from 1.00% to 0.50% of the offering price on purchases of less than $1,000,000. These AIM Funds are the Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

                                                                                              DEALER
                                                               INVESTOR'S SALES CHARGE      CONCESSION
                                                              --------------------------   -------------
                                                                  AS A           AS A          AS A
                                                               PERCENTAGE     PERCENTAGE    PERCENTAGE
                                                              OF THE PUBLIC   OF THE NET   OF THE PUBLIC
                                                                OFFERING        AMOUNT       OFFERING
AMOUNT OF INVESTMENT IN SINGLE TRANSACTION                        PRICE        INVESTED        PRICE
------------------------------------------                    -------------   ----------   -------------
Less than $100,000..........................................      1.00%          1.01%         0.75%
$100,000 but less than $250,000.............................      0.75           0.76          0.50
$250,000 but less than $1,000,000...........................      0.50           0.50          0.40

  There is no sales charge on purchases of $1,000,000 or more; however, AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions as set forth below.

  All Groups of AIM Funds. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933.

  In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

  AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge, for all AIM Funds other than Class A shares of each of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases. AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), and which are sold at net asset value and are not subject to a contingent deferred sales charge, in an amount up to 0.10% of such purchases of Class A shares of AIM Limited Maturity Treasury Fund, and in an amount up to 0.25% of such purchases of Class A shares of AIM Tax-Free Intermediate Fund.

  AIM Distributors may pay sales commissions to dealers and Institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs.

  AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A and C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

  AIM Distributors may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A Shares of all AIM Funds except AIM Limited Maturity Treasury Fund, AIM Tax-Free Intermediate Fund and AIM Tax-Exempt Cash Fund sold at net asset value to an employee benefit plan as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases and up to 0.10% of the net asset value of any Class A shares of AIM Limited Maturity Treasury Fund sold at net asset value to an employee benefit plan in accordance with this paragraph.

REDUCTIONS IN INITIAL SALES CHARGES

  Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. Purchases of Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of the AIM Funds will not be taken, into account in determining whether a purchase qualifies for a reduction in initial sales charges.

  The term "purchaser" means:

  - an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money-purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

  - a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), if:

      a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the Funds will not accept contributions submitted with respect to individual participants);

      b. each transmittal must be accompanied by a single check or wire transfer, and

      c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

  - a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

  - a Simplified Employee Pension (SEP), Salary Reduction and other Elective Simplified Employee Pension account (SAR-SEP) or a Savings Incentive Match Plans for Employees IRA (SIMPLE IRA), where the employer has notified the distributor in writing that all of its related employee SEP, SAR-SEP or SIMPLE IRA accounts should be linked; or

  - any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

  Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing definition, to the reduced sales charge. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

  1. Letters of Intent. A purchaser, as previously defined, may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling a Letter of Intent ("LOI"). The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992. The LOI confirms such purchaser's intention as to the total investment to be made in shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund, and AIM Cash Reserve Shares of AIM Money Market Fund, and (ii) Class B and Class C shares of the AIM Funds and (iii)
AIM Floating Rate Fund) within the following 13 consecutive months. By marking the LOI section on the account application and by signing the account application, the purchaser indicates that he understands and agrees to the terms of the LOI and is bound by the provisions described below.

  Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under "Sales Charges and Dealer Concessions." It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge. The offering price may be further reduced as described under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment. Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI. At any time during the 13-month period after meeting the original obligation, a purchaser may revise his intended investment amount upward by submitting a written and signed request. Such a revision will not change the original expiration date. By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the investor will pay the increased amount of sales charge as described below. Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period. The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI. Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

  To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released. If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

  If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he must give written notice to AIM Distributors. If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, a cancellation of the LOI will automatically be effected. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

  2. Rights of Accumulation. A "purchaser," as previously defined, may also qualify for reduced initial sales charges based upon such purchaser's existing investment in shares of any of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund and (ii) Class B and Class C shares of the

AIM Funds) at the time of the proposed purchase. Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds (except for (i) Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund, (ii) Class B and Class C shares of the AIM Funds and (iii) AIM Floating Rate Fund) owned by such purchaser, calculated at their then current public offering price. If a purchaser so qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money then being invested by such purchaser and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund, with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish AFS with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

PURCHASES AT NET ASSET VALUE

  Purchases of shares of any of the AIM Funds at net asset value (without payment of an initial sales charge) may be made in connection with: (a) the reinvestment of dividends and distributions from a fund; (b) exchanges of shares of certain other funds; (c) use of the reinstatement privilege; or (d) a merger, consolidation or acquisition of assets of a fund.

  The following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

  - AIM Management and its affiliates, or their clients;

  - Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds--Registered Trademark--, and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

  - Any current or retired officer, director, or employee (and members of their immediate family), of CIGNA Corporation or its affiliates, or of First Data Investor Services Group, Inc.; and any deferred compensation plan for directors of investment companies sponsored by CIGNA Investments, Inc. or its affiliates;

  - Sales representatives and employees (and members of their immediate family) of selling group members or financial institutions that have arrangements with such selling group members;

  - Purchases through approved fee-based programs;

  - Employee benefit plans designated as purchasers as defined above, and non-qualified plans offered in conjunction therewith, provided the initial investment in the plan(s) is at least $1 million; the sponsor signs a $1 million LOI; the employer-sponsored plan has at least 100 eligible employees; or all plan transactions are executed through a single omnibus account per Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor. Section 403(b) plans sponsored by public educational institutions are not eligible for a sales charge exception based on the aggregate investment made by the plan or the number of eligible employees. Purchases of AIM Small Cap Opportunities Fund by such plans are subject to initial sales charges;

  - Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

  - Shareholders of record of Advisor Class shares of AIM International Growth Fund and AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds.

  - Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund ; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

  - A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

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

  - Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds; and

  - Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time.

  As used above, immediate family includes an individual and his or her spouse, children, parents and parents of spouse.

CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS

  Former GT Global funds Class A shares that are subject to a contingent deferred sales charge and that were purchased before June 1, 1998 are entitled to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (2) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (3) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (4) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily; (5) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds; (6) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (7) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (8) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (9) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code; (10) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (11) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

  Former GT Global funds Class B shares purchased before June 1, 1998 are subject to the following waivers from the contingent deferred sales charge otherwise due upon redemption in addition to the waivers provided for redemptions of currently issued Class B shares as described in a Prospectus: (1) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement; (2) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (3) a one-time reinvestment in Class B shares of a Fund within 180 days of a prior redemption; (4) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global Funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global Funds;
(5) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (6) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (7) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder; (8) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation
Section 1.401(k)-1(d)(2)); and (9) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

  CDSCs will not apply to the following:

  - Additional purchases of Class C shares of AIM Advisor Flex Fund, AIM Advisor International Value Fund, AIM Advisor Large Cap Value Fund, AIM Advisor MultiFlex Fund and AIM Advisor Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

  - Redemptions following the death or post-purchase disability of (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

  - Certain distributions from individual retirement accounts, Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds; (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of the participant or beneficiary;

  - Amounts from a Systematic Withdrawal Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;

  - Liquidation by the Fund when the account value falls below the minimum required account size of $500;

  - Investment account(s) of AIM; and

  - Class C shares where the investor's dealer or record notifies the distributor prior to the time of investment that the dealer waives the payment otherwise payable to him.

  Upon the redemption of shares in Categories I and II purchased in amounts of $1 million or more, no CDSC will be applied in the following situations:

  - Shares held more than 18 months;

  - Redemptions from employee benefit plans designated as qualified purchasers, as defined above, where the redemptions are in connection with employee terminations or withdrawals, provided the total amount invested in the plan is at least $1,000,000; the sponsor signs a $1 million LOI; or the employer-sponsored plan has at least 100 eligible employees; provided, however, that 403(b) plans sponsored by public educational institutions shall qualify for the CDSC waiver on the basis of the value of each plan participant's aggregate investment in the AIM Funds, and not on the aggregate investment made by the plan or on the number of eligible employees;

  - Private foundations or endowment funds;

  - Redemption of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment; and

  - Shares acquired by exchange from Class A shares in Categories I and II unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the Class A shares.

                         NET ASSET VALUE DETERMINATION

  The net asset value per share of each Fund and Portfolio is normally determined daily as of the close of trading of the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each business day of the Fund and Portfolio. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the net asset value of a Fund or Portfolio is determined as of the close of the NYSE on such day. Net asset value per share is determined by dividing the value of a Portfolio's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's or a Portfolio's net asset value per share is made in accordance with generally accepted accounting principles.

  Each equity security is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the mean between the closing bid and asked prices on that day. Debt securities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Portfolio's or the Fund's Board of Trustees. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

  Generally, trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of each Fund's or Portfolio's shares are determined at such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE which will not be reflected in the computation of a Fund's or Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Portfolio's or the Fund's Board of Trustees.

                       HOW TO PURCHASE AND REDEEM SHARES

  A complete description of the manner in which shares of the Funds may be purchased appears in the Funds' Prospectuses under the heading "Purchasing Shares."

  The sales charge normally deducted on purchases of Class A shares is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' Class A shares. Since there is little expenses associated with unsolicited orders placed directly with AIM Distributors by persons who, because of their relationship with the Funds or with AIM and its affiliates, are familiar with the Funds, or whose programs for purchase involve little expense (e.g., because of the size of the transaction and shareholder records required), AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase Class A shares of the Funds through AIM Distributors without payment of a sales charge. The persons who may purchase Class A shares of the Funds without a sales charge are set forth under the caption "Reductions in Initial Sales Charges -- Purchases At Net Asset Value."

  For purposes of a Letter of Intent entered into prior to June 1, 1998, any registered investment adviser, trust company or bank trust department which exercises investment discretion and which intends within thirteen months to invest $500,000 or more can be treated as a single purchaser, provided further that such entity places all purchases and redemption orders. Such entities should be prepared to establish their qualifications for such treatment.

  Complete information concerning the method of exchanging shares of the Funds for shares of the other AIM Funds is set forth in the Prospectuses under the heading "Exchanging Shares."

  Information concerning redemption of the Funds' shares is set forth in the Prospectuses under the heading "Redeeming Shares." Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. AIM intends to redeem all shares of the Funds in cash. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by A I M Fund Services, Inc. ("AFS"), the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.

  The right of redemption may be suspended or the date of payment postponed when
(a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.

BACKUP WITHHOLDING

  Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for nonresident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

  Each AIM Fund, and other payers, must, according to IRS regulations, withhold 31% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

  An investor is subject to backup withholding if:

          (1) the investor fails to furnish a correct TIN to the Fund, or

          (2) the IRS notifies the Fund that the investor furnished an incorrect TIN, or

          (3) the investor is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only), or

          (4) the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only), or

          (5) the investor does not certify his TIN. This applies only to reportable interest, dividend, broker or barter exchange accounts opened after 1983, or broker accounts considered inactive during 1983.

  Except as explained in (5) above, other reportable payments are subject to backup withholding only if (1) or (2) above applies.

  Certain payees and payments are exempt from backup withholding and information reporting. A complete listing of such exempt entities appears in the instructions for the Requester of Form W-9 (which can be obtained from the IRS) and includes, among others, the following:

  - a corporation

  - an organization exempt from tax under Section 501(a), an individual retirement plan (IRA), or a custodial account under Section 403(b)(7)

  - the United States or any of its agencies or instrumentalities

  - a state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

  - a foreign government or any of its political subdivisions, agencies or instrumentalities

  - an international organization or any of its agencies or instrumentalities

  - a foreign central bank of issue

  - a dealer in securities or commodities required to register in the U.S. or a possession of the U.S.

  - a futures commission merchant registered with the Commodity Futures Trading Commission

  - a real estate investment trust

  - an entity registered at all times during the tax year under the 1940 Act

  - a common trust fund operated by a bank under Section 584(a)

  - a financial institution

  - a middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List

  - a trust exempt from tax under Section 664 or described in Section 4947

  Investors should contact the IRS or their tax advisor if they have any questions concerning entitlement to an exemption from backup withholding.

NOTE: Section references are to sections of the Code.

  IRS Penalties -- Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

  Nonresident Aliens -- Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 remains in effect for three calendar years beginning with the calendar year in which it is received by the Fund. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and distributions and return of capital distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.

                                 DIVIDEND ORDER

  Dividends may be paid to someone other than the registered owner, or sent to an address other than the address of record. (Please note that signature guarantees are required to effect this option.) An investor also may direct that his or her dividends be invested in one of the other AIM Funds and there is no sales charge for these investments; initial investment minimums apply. See "Dividends and Distributions" in the Prospectus. To effect this option, please contact your authorized dealer. For more information concerning AIM Funds other than the Funds, please obtain a current prospectus by contacting your authorized dealer, by writing to A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739, or by calling toll free (800) 959-4246.

                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

  Income dividends and capital gains distributions are automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth herein under the caption "Shareholder Information." If a shareholder's account does not have any shares in it on a dividend or capital gains distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

TAX MATTERS

  The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

TAXATION OF THE FUNDS

  Each Fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or Futures) derived with respect to its business of investing in securities ("Income Requirement"); and (2) the Diversification Requirements. Each Fund, as an investor in its corresponding Portfolio, is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether the Fund satisfies all of the requirements described above to qualify as a RIC.

  Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

  See "Taxation of the Portfolios" herein for a discussion of the tax consequences to each Fund of hedging transactions engaged in by its corresponding Portfolio.

REINSTATEMENT PRIVILEGE

  For federal income tax purposes, exercise of your reinstatement privilege may increase the amount of gain or reduce the amount of loss recognized in the original redemption transaction, because the initial sales charge will not be taken into account in determining such gain or loss to the extent there has been a reduction in the initial sales charge payable upon reinstatement.

TAXATION OF THE PORTFOLIOS

  The Portfolios and their Relationship to the Funds. Each Portfolio is treated as a separate partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, each Portfolio is not subject to federal income tax; instead, each Fund, as an investor in its corresponding Portfolio, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any cash distributions from the Portfolio.

  Because, as noted above, each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets, and to earn a proportionate share of its corresponding Portfolio's income, for purposes of determining whether the Fund satisfies the requirements to qualify as a RIC, each Portfolio intends to conduct its operations so that its corresponding Fund will be able to continue to satisfy all those requirements.

  Distributions to each Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. Each Fund's basis for its interest in its corresponding Portfolio generally will equal the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (b) the Fund's share of the Portfolio's losses.

  Options and Futures Transactions. The Portfolios' use of hedging transactions, such as selling (writing) and purchasing options and Futures, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from options and Futures derived by a Portfolio with respect to its business of investing in securities will qualify as permissible income under the Income Requirement for its corresponding Fund.

  Futures that are subject to section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by a Portfolio at the end of its taxable year generally will be deemed to have been sold at that time at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. That 60% portion will qualify for the reduced maximum tax rates on noncorporate taxpayers' net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 12 months.

  If a Portfolio has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures Contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Portfolio will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time unless the completed transaction exception applies. A constructive sale generally consists of a short sale, an offsetting notional principal contract or Futures Contract entered into by a Portfolio or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

TAXATION OF THE FUNDS' SHAREHOLDERS

  Dividends and distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

  If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

  Ordinary dividends and return of capital distributions paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a distribution paid by a Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by a Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

  The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Funds, their shareholders and the Portfolios. Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.

                            SHAREHOLDER INFORMATION

  This information supplements the discussion in each Fund's Prospectus under the title "Shareholder Information."

  Timing of Purchase Orders. It is the responsibility of the dealer to ensure that all orders are transmitted on a timely basis to the Transfer Agent. Any loss resulting from the dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

  Share Certificates. AIM Funds will issue share certificates upon written request to AFS. Otherwise, shares are held on the shareholder's behalf and recorded on the Fund books. AIM Funds will not issue certificates for shares held in prototype retirement plans.

  Systematic Withdrawal Plan. Under a Systematic Withdrawal Plan, all shares are to be held by the Transfer Agent and all dividends and distributions are reinvested in shares of the applicable AIM Fund by the Transfer Agent. To provide funds for payments made under the Systematic Withdrawal Plan, the Transfer Agent redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

  Payments under a Systematic Withdrawal Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B or Class C Shares of the AIM Funds and AIM Cash Reserve Shares of AIM Money Market Fund), it is disadvantageous to effect such purchases while a Systematic Withdrawal Plan is in effect.

  Each AIM Fund bears its share of the cost of operating the Systematic Withdrawal Plan.

  Terms and Conditions of Exchanges. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.

  Exchanges by Telephone. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by the Transfer Agent as long as such request is received prior to NYSE Close. The Transfer Agent and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.

  By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.

  Redemptions by Telephone. By signing an account application form, an investor appoints the Transfer Agent as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by the Transfer Agent in the designated account(s), present or future, with full power of substitution in the premises. The Transfer Agent and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that the Transfer Agent and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. The Transfer Agent reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

  Signature Guarantees. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's Prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $50,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

  Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in the Transfer Agent's current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. The Transfer Agent will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

  Dividends and Distributions. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

  For funds that do not declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. For funds that declare a dividend daily, such dividends and distributions will be reinvested at the net asset value per share determined on the payable date.

  Dividends on Class B and Class C shares are expected to be lower than those for Class A shares or AIM Cash Reserve Shares because of higher distribution fees paid by Class B and Class C shares. Dividends on all shares may also be affected by other class-specific expenses.

  Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

  Any dividend or distribution paid by a fund which does not declare dividends daily has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

                           MISCELLANEOUS INFORMATION

CHARGES FOR CERTAIN ACCOUNT INFORMATION

  The Transfer Agent may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

CUSTODIAN

  State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Portfolios. The Custodian attends to the collection of principal and income, pays and collects all monies for securities bought and sold by the Portfolios and performs certain other ministerial duties.

TRANSFER AGENCY AND ACCOUNTING AGENCY SERVICES

  A I M Fund Services, Inc., a wholly owned subsidiary of AIM, acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Funds for a fee per account serviced. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. The Transfer Agency and Service Agreement became effective on September 8, 1998. AIM also serves as each Fund's pricing and accounting agent. For the fiscal years ended December 31, 1998, December 31, 1997 and December 31, 1996, the Small Cap Fund and Basic Value Fund paid accounting services fees of $6,564, $6,379 and $3,900; and $6,806, $3,938 and $1,472, respectively.

INDEPENDENT ACCOUNTANTS

  The Trust's, the Funds' and the Portfolios' independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts annual audits of the Funds and the Portfolios, assists in the preparation of the Funds' and the Portfolios' federal and state income tax returns and consults with the Trust and the Funds and Growth Portfolio and the Portfolios as to matters of accounting, regulatory filings and federal and state income taxation.

  The audited financial statements of the Trust and Growth Portfolio included in this Statement of Additional Information have been examined by PricewaterhouseCoopers LLP as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

LEGAL MATTERS

  The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue N.W., Washington, DC 20036-1800, acts as counsel to the Trust and the Funds.

SHAREHOLDER LIABILITY

  Under Delaware law, the shareholders of the Trust enjoy the same limitations of liability extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances shareholders of the Trust may be held personally liable for the Trust's obligations. However, the Trust's Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a trustee. If a shareholder is held personally liable for the obligations of the Trust, the Trust Agreement provides that the shareholder shall be entitled out of the assets belonging to the applicable Fund (or allocable to the applicable Class), to be held harmless from and indemnified against all loss and expense arising from such liability in accordance with the Trust's Bylaws and applicable law. Thus, the risk of a shareholder incurring financial loss on account of such liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

NAMES

  Prior to May 29, 1998, AIM Basic Value Fund operated under the name of GT Global America Value Fund, and AIM Small Cap Equity Fund operated under the name of GT Global America Small Cap Growth Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  To the best knowledge of the Trust, the names and addresses of the holders of 5% or more of the outstanding shares of any class of each Fund's equity securities as of April 1, 1999, and the percentage of the outstanding shares held by such holders are set forth below.

                                                                                                PERCENT
                                                                                 PERCENT        OWNED OF
                                                                                 OWNED OF      RECORD AND
                FUND                          NAME AND ADDRESS OF OWNER          RECORD*      BENEFICIALLY
                ----                          -------------------------          --------     ------------
Basic Value Fund -- Advisor Class      LGT Asset Management 401(k) Plan           57.537%
                                       Judy Creel, Arthur Sprague, or
                                       Robert Alley, TTEES
                                       11 Greenway Plaza, Suite 100
                                       Houston, TX 77046-1173
                                       LGT Asset Management SERP Plan             36.980%
                                       Judy Creel, Arthur Sprague, or
                                       Robert Alley, TTEES
                                       Attn: Debbie Nettles
                                       11 Greenway Plaza, Suite 100
                                       Houston, TX 77046-1173
                                       INVESCO (NY) Asset Management Inc.          5.442%
                                       Attn: Julio Garcia
                                       1166 Avenue of the Americas
                                       New York, New York 10036-2708
Basic Value Fund -- Class A            AIM Foundation                             15.955%
                                       11 Greenway Plaza, Suite 2600
                                       Houston, TX 77046
                                       MLPF&S for the Sole Benefit of Its          5.814%
                                       Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484
Basic Value Fund -- Class B            MLPF&S for the Sole Benefit of its          5.139%
                                       Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484

                                                                                                PERCENT
                                                                                 PERCENT        OWNED OF
                                                                                 OWNED OF      RECORD AND
                FUND                          NAME AND ADDRESS OF OWNER          RECORD*      BENEFICIALLY
                ----                          -------------------------          --------     ------------
Small Cap Fund -- Advisor Class        LGT Asset Management 401(k) Plan           61.865%
                                       Judy Creel, Arthur Sprague, or
                                       Robert Alley, TTEES
                                       11 Greenway Plaza, Suite 100
                                       Houston, TX 77046-1173
                                       Donaldson Lufkin Jenrette Securities       12.944%
                                       Corp. Inc.
                                       P.O. Box 2052
                                       Jersey City, New Jersey 07303-2052
                                       MLPF&S for the Sole Benefit of Its          6.742%
                                       Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484
Small Cap Fund -- Class A              Jonathan C. Schoolar                                       5.384%
                                       3722 Tartan Lane
                                       Houston, TX 77025
Small Cap Fund -- Class B              MLPF&S for the Sole Benefit of its          9.781%
                                       Customers
                                       Attn: Fund Administration
                                       4800 Deer Lake Drive East, 2nd Floor
                                       Jacksonville, FL 32246-6484

---------------

* The Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

                               INVESTMENT RESULTS

TOTAL RETURN QUOTATIONS

  The standard formula for calculating total return is as follows:
                                       (n)
                                 P(1+T)   =ERV

    Where  P      =   a hypothetical initial payment of $1,000.
           T      =   average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the 1, 5, or 10 year periods).
           n      =   number of years.
           ERV    =   ending redeemable value of a hypothetical $1,000 payment at the end of the 1, 5, or 10 year periods (or fractional
                      portion of such period).

  The standardized returns for the Class A and Class B shares of the Basic Value Fund and Small Cap Fund, stated as average annualized total returns for the periods shown, were:

                                               BASIC VALUE   BASIC VALUE   SMALL CAP   SMALL CAP
                                                  FUND          FUND         FUND        FUND
                   PERIOD                       (CLASS A)     (CLASS B)    (CLASS A)   (CLASS B)
                   ------                      -----------   -----------   ---------   ---------
Fiscal year ended December 31, 1998..........      1.15%         1.34%       16.38%      17.22%
October 18, 1995 (commencement of operations)
  through December 31, 1998..................     16.99%        17.69%       15.55%      16.16%

  Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:
                                       (n)
                                 P(1+U)   =ERV

    Where  P      =   a hypothetical initial payment of $1,000.
           U      =   average annual total return assuming payment of only a
                      stated portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
           n      =   number of years.
           ERV    =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

  The average annual non-standardized returns for the Class A and Class B shares of the Basic Value Fund and Small Cap Fund, stated as average annualized total returns for the periods shown, were:

                                                BASIC VALUE   BASIC VALUE   SMALL CAP   SMALL CAP
                                                   FUND          FUND         FUND        FUND
                    PERIOD                       (CLASS A)     (CLASS B)    (CLASS A)   (CLASS B)
                    ------                      -----------   -----------   ---------   ---------
Fiscal year ended December 31, 1998...........      7.02%         6.34%       23.15%      22.22%
October 18, 1995 (commencement of operations)
  through December 31, 1998...................     19.09%        18.34%       17.62%      16.83%

  Cumulative total return across a stated period may be calculated as follows:

                                       (n)
                                 P(1+V)   =ERV

    Where  P      =   a hypothetical initial payment of $1,000.
           V      =   cumulative total return assuming payment of all of, a stated
                      portion of, or none of, the applicable maximum sales load at the beginning of the stated period.
           n      =   number of years.
           ERV    =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

  The aggregate non-standardized returns (not taking sales charges into account) for the Class A and Class B shares of the Basic Value Fund and Small Cap Fund, stated as aggregate total returns for the periods shown, were:

                                              BASIC VALUE   BASIC VALUE   SMALL CAP   SMALL CAP
                                                 FUND          FUND         FUND        FUND
                   PERIOD                      (CLASS A)     (CLASS B)    (CLASS A)   (CLASS B)
                   ------                     -----------   -----------   ---------   ---------
October 18, 1995 (commencement of
  operations) through December 31, 1998.....     74.99%        71.50%       68.17%      64.57%

  The aggregate non-standardized returns (taking sales charges into account) for the Class A and Class B shares of the Basic Value Fund and Small Cap Fund, stated as aggregate total returns for the periods shown, were:

                                              BASIC VALUE   BASIC VALUE   SMALL CAP   SMALL CAP
                                                 FUND          FUND         FUND        FUND
                   PERIOD                      (CLASS A)     (CLASS B)    (CLASS A)   (CLASS B)
                   ------                     -----------   -----------   ---------   ---------
October 18, 1995 (commencement of
  operations) through December 31, 1998.....     65.30%        68.50%       58.86%      61.57%

  Each Fund's investment results will vary from time to time depending upon market conditions, the composition of each Fund's portfolio and operating expenses of each Fund, so that current or past yield or total return should not be considered representative of what an investment in each Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing each Fund's investment results with those published for other investment companies and other investment vehicles. Each Fund's results also should be considered relative to the risks associated with such Fund's investment objective and policies.

PERFORMANCE INFORMATION

  All advertisements of a Fund will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of the Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding the Fund's performance is contained in the Fund's annual report to shareholders, which is available upon request and without charge.

  A Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Class A shares reflects the deduction of the Fund's maximum front-end sales charge at the time of purchase. Standardized total return for Class B and Class C shares reflects the deduction of the maximum applicable contingent deferred sales charge on a redemption of shares held for the period.

  A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

  From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Voluntary fee waivers or reductions or commitments to assume expenses may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions or commitments to assume expenses, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions or reimbursement of expenses set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield or total return.

  The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results. A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making an investment in any Fund.

  Total return and yield figures for the Funds are neither fixed nor guaranteed, and no Fund's principal is insured. Performance quotations reflect historical information and should not be considered representative of a Fund's performance for any period in the future. Performance is a function of a number of factors which can be expected to fluctuate. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. Such publications or media entities may include the following, among others:

     Advertising Age
     Barron's
     Best's Review
     Broker World
     Business Week
     Changing Times
     Christian Science Monitor
     Consumer Reports
     Economist
     EuroMoney
     FACS of the Week
     Financial Planning
     Financial Product News
     Financial World
     Forbes
     Fortune
     Global Finance
     Hartford Courant Inc.
     Institutional Investor
     Insurance Forum
     Insurance Week
     Investor's Daily
     Journal of the American
       Society of CLU & ChFC
     Kiplinger Letter
     Money
     Mutual Fund Forecaster
     Mutual Fund Magazine
     Nation's Business
     New York Times
     Pension World
     Pensions & Investments
     Personal Investor
     Financial Services Week
     Philadelphia Inquirer
     Smart Money
     USA Today
     U.S. News & World Report
     Wall Street Journal
     Washington Post
     CNN
     CNBC
     PBS

  The Funds and AIM Distributors may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare each Fund with the following, or compare each Fund's performance to performance data of similar mutual funds as published in the following, among others:

     Bank Rate National Monitor Index
     Bear Stearns Foreign Bond Index
     Bond Buyer Index
     CDA/Wiesenberger Investment Company Services
       (data and mutual fund rankings and comparisons)
     CNBC/Financial News Composite Index
     COFI
     Consumer Price Index
     Datastream
     Donoghue's
     Dow Jones Industrial Average
     EAFE Index
     First Boston High Yield Index
     Fitch IBCA (publications)
     Ibbotson Associates International Bond Index
     International Bank for Reconstruction and
     Development (publications)
     International Finance Corporation Emerging
     Markets Database
     International Financial Statistics
     Lehman Bond Indices
     Lipper Analytical Data Services, Inc. (data and
       mutual fund rankings and comparisons)
     Micropal, Inc. (data and mutual fund rankings
       and comparisons)
     Moody's Investors Service (publications)
     Morgan Stanley Capital International All Country
       (AC) World Index
     Morgan Stanley Capital International World
       Indices
     Morningstar, Inc. (data and mutual fund rankings
       and comparisons)
     Nasdaq
     Organization for Economic Cooperation and
       Development (publications)
     Salomon Brothers Global Telecommunications
       Index
     Salomon Brothers World Government Bond
       Index -- Non-U.S.
     Salomon Brothers World Government Bond
       Index
     Standard & Poor's (publications)
     Standard & Poor's 500 Composite Stock Price
       Index
     Stangar
     Wilshire Associates
     World Bank (publications and reports)
     The World Bank Publication of Trends in
       Developing Countries
     Worldscope

  Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

          10-year Treasuries
          30-year Treasuries
          30-day Treasury Bills

  Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Funds or AIM Distributors. Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for the Funds may also include reference to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose (i) the largest holdings in the Fund's portfolio, (ii) certain selling group members and/or (iii) certain institutional shareholders.

  From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning, and inflation.

  Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

                                    APPENDIX

                          DESCRIPTION OF BOND RATINGS

  Moody's Investors Service, Inc. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C." Investment grade ratings are the first four categories:

  Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities. A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

  AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong. AA -- An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meets its financial commitment on the obligation is very strong. A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. BB, B, CCC, CC, C -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.
C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

  NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                    DESCRIPTION OF COMMERCIAL PAPER RATINGS

  Moody's employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  S&P ratings of commercial paper are graded into several categories ranging from "A-1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. "A-1" -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. "A-2" -- Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

                               ABSENCE OF RATING

  Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

  Should no rating be assigned, the reason may be one of the following:

          1. An application for rating was not received or accepted.

          2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

          3. There is a lack of essential data pertaining to the issue or issuer.

          4. The issue was privately placed, in which case the rating is not published in Moody's publications.

  Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

  Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

                              FINANCIAL STATEMENTS

                                       FS

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Basic Value Fund
                       (formerly AIM America Value Fund) and Board of Trustees of AIM Growth Series:

                       In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Basic Value Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                                     PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 19, 1999

SCHEDULE OF INVESTMENTS

December 31, 1998

                                                     MARKET
                                        SHARES        VALUE
COMMON STOCKS-92.23%

BANKS (MAJOR REGIONAL)-2.60%

Fleet Financial Group, Inc.               16,000   $   715,000
--------------------------------------------------------------

BANKS (MONEY CENTER)-5.54%

BankAmerica Corp.                         12,725       765,091
--------------------------------------------------------------
Chase Manhattan Corp. (The)                4,550       309,684
--------------------------------------------------------------
First Union Corp.                          7,400       450,012
--------------------------------------------------------------
                                                     1,524,787
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.41%

Sigma-Aldrich Corp.                       13,200       387,750
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-3.53%

Adaptec, Inc.(a)                          23,500       412,718
--------------------------------------------------------------
Quantum Corp.(a)                          26,300       558,875
--------------------------------------------------------------
                                                       971,593
--------------------------------------------------------------

COMPUTERS (SOFTWARE & SERVICES)-4.71%

Adobe Systems, Inc.                        9,200       430,100
--------------------------------------------------------------
Computer Associates International,
  Inc.                                    20,300       865,287
--------------------------------------------------------------
                                                     1,295,387
--------------------------------------------------------------

ELECTRIC COMPANIES-12.22%

Carolina Power & Light Co.                 5,200       244,725
--------------------------------------------------------------
DQE, Inc.                                  7,700       338,318
--------------------------------------------------------------
Illinova Corp.                            13,400       335,000
--------------------------------------------------------------
Pinnacle West Capital Corp.                7,825       331,584
--------------------------------------------------------------
GPU, Inc.                                  8,200       362,337
--------------------------------------------------------------
Niagara Mohawk Power Corp.                40,500       653,062
--------------------------------------------------------------
Northeast Utilities                       23,400       374,400
--------------------------------------------------------------
Texas Utilities Co.                       15,500       723,656
--------------------------------------------------------------
                                                     3,363,082
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-4.54%

Philips Electronics N.V.-ADR              10,600       717,487
--------------------------------------------------------------
Raychem Corp.                             16,500       533,156
--------------------------------------------------------------
                                                     1,250,643
--------------------------------------------------------------

ELECTRONICS (INSTRUMENTATION)-1.85%

Perkin-Elmer Corp.                         5,200       507,325
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTOR)-3.19%

Analog Devices, Inc.(a)                   21,400       671,425
--------------------------------------------------------------
Micron Technology, Inc.                    4,100       207,307
--------------------------------------------------------------
                                                       878,732
--------------------------------------------------------------

ENGINEERING & CONSTRUCTION-1.31%

McDermott International, Inc.             14,600       360,438
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
EQUIPMENT (SEMICONDUCTOR)-2.55%

Novellus Systems, Inc.(a)                 14,200   $   702,900
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-4.40%

Citigroup Inc.                            13,900       688,050
--------------------------------------------------------------
MGIC Investment Corp.                     13,100       521,544
--------------------------------------------------------------
                                                     1,209,594
--------------------------------------------------------------

HEALTH CARE (LONG TERM CARE)-1.77%

HCR Manor Care, Inc.(a)                   16,600       487,625
--------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-5.08%

PacifiCare Health Systems,
  Inc.-Class B(a)                          7,500       596,250
--------------------------------------------------------------
United HealthCare Corp.                   18,600       800,963
--------------------------------------------------------------
                                                     1,397,213
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)-1.89%

Pharmacia & Upjohn, Inc.                   9,200       520,950
--------------------------------------------------------------

HEALTH CARE (MEDICAL SUPPLIES)-2.70%

Beckman Coulter Inc.                      13,700       743,225
--------------------------------------------------------------

INSURANCE (PROPERTY CASUALTY)-3.06%

Amerin Corp.(a)                            4,200        99,225
--------------------------------------------------------------
EXEL Limited-Class A                       9,900       742,500
--------------------------------------------------------------
                                                       841,725
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-2.89%

Millipore Corp.                           28,000       796,250
--------------------------------------------------------------

OIL (DOMESTIC INTEGRATED)-1.73%

Atlantic Richfield Co.                     7,300       476,325
--------------------------------------------------------------

OIL (INTERNATIONAL INTEGRATED)-1.04%

Mobil Corp.                                3,300       287,513
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-2.48%

ENSCO International, Inc.                 26,200       280,012
--------------------------------------------------------------
Schlumberger Ltd.                          8,700       401,288
--------------------------------------------------------------
                                                       681,300
--------------------------------------------------------------

OIL & GAS (EXPLORATION & PRODUCTION)-0.90%

Conoco Inc.-Class A(a)                    11,800       246,325
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-0.51%

Starwood Hotels & Resorts(a)               6,183       140,278
--------------------------------------------------------------

RETAIL (DEPARTMENT STORES)-5.52%

Federated Department Stores, Inc.(a)      13,500       588,093
--------------------------------------------------------------
J.C. Penney Co., Inc.                      8,600       403,125
--------------------------------------------------------------
Saks Inc.(a)                              16,700       527,094
--------------------------------------------------------------
                                                     1,518,312
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
RETAIL (SPECIALTY)-0.77%

Toys "R" Us, Inc.(a)                      12,600   $   212,625
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-3.28%

First Data Corp.                          28,500       903,095
--------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-0.64%

Corrections Corp. of America(a)           10,000       176,250
--------------------------------------------------------------

TELEPHONE-4.66%

Bell Atlantic Corp.                       11,200       636,300
--------------------------------------------------------------
US West, Inc.                             10,000       646,250
--------------------------------------------------------------
                                                     1,282,550
--------------------------------------------------------------

TOBACCO-3.31%

Philip Morris Companies, Inc.             17,050       912,175
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
WASTE MANAGEMENT-2.15%

Waste Management, Inc.                    12,667   $   590,599
--------------------------------------------------------------
    Total Common Stocks (Cost
      $21,863,862)                                  25,381,566
--------------------------------------------------------------

                                      PRINCIPAL
                                        AMOUNT
REPURCHASE AGREEMENT-3.73%(b)

SBC Warburg Dillon Read Inc., 4.75%,
  01/04/99(c)                         $1,026,552   $ 1,026,552
--------------------------------------------------------------
    Total Repurchase Agreements
      (Cost $1,026,552)                              1,026,552
--------------------------------------------------------------
TOTAL INVESTMENTS-95.96%                            26,408,118
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-4.04%                  1,110,420
--------------------------------------------------------------
NET ASSETS-100.00%                                 $27,518,538
==============================================================

Abbreviation:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sale price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(c) Joint repurchase agreement entered into 12/31/98 with a maturing value $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% due 06/30/99 to 11/15/21 with an aggregate market value at 12/31/98 of $1,020,001,079.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1998

ASSETS:

Investments, at market value (cost
  $22,890,414)                                $26,408,118
---------------------------------------------------------
Receivables for:
  Investment Advisor                              118,468
---------------------------------------------------------
  Investments sold                                 37,475
---------------------------------------------------------
  Fund shares sold                              1,201,931
---------------------------------------------------------
  Dividends and interest                           33,974
---------------------------------------------------------
Other assets                                       37,479
---------------------------------------------------------
    Total assets                               27,837,445
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            37,333
---------------------------------------------------------
  Fund shares reacquired                          156,968
---------------------------------------------------------
Accrued investment management &
  administration fees                              31,765
---------------------------------------------------------
Accrued accounting fees                               587
---------------------------------------------------------
Accrued distribution fees                          40,203
---------------------------------------------------------
Accrued trustees' fees                              9,702
---------------------------------------------------------
Accrued transfer agent fees                         7,000
---------------------------------------------------------
Accrued operating expenses                         17,075
---------------------------------------------------------
Accrued filing fees                                18,274
---------------------------------------------------------
    Total liabilities                             318,907
---------------------------------------------------------
Net assets applicable to shares outstanding   $27,518,538
=========================================================

NET ASSETS:

Class A                                       $ 9,073,952
=========================================================
Class B                                       $17,406,329
=========================================================
Advisor Class                                 $ 1,038,257
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           500,450
=========================================================
Class B                                           978,399
=========================================================
Advisor Class                                      56,634
=========================================================
Class A:
  Net asset value and redemption price per
    share                                     $     18.13
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $18.13
    divided by 94.50%)                        $     19.19
=========================================================
Class B:
  Net asset value and offering price per
    share                                     $     17.79
---------------------------------------------------------
Advisor Class:
  Net asset value and offering price per
    share                                     $     18.33
=========================================================

STATEMENT OF OPERATIONS

For the year ended December 31, 1998

INVESTMENT INCOME:

Dividends (net of $416 foreign withholding
tax)                                           $  502,395
---------------------------------------------------------
Interest                                           53,825
---------------------------------------------------------
Securities lending income                           2,035
---------------------------------------------------------
    Total investment income                       558,255
---------------------------------------------------------
EXPENSES:

Investment management & administration fees       203,359
---------------------------------------------------------
Accounting fees                                     6,806
---------------------------------------------------------
Custodian fees                                      6,265
---------------------------------------------------------
Trustees' fees                                     16,714
---------------------------------------------------------
Distribution fees -- Class A                       29,605
---------------------------------------------------------
Distribution fees -- Class B                      188,068
---------------------------------------------------------
Transfer agent fees -- Class A                     31,636
---------------------------------------------------------
Transfer agent fees -- Class B                     70,338
---------------------------------------------------------
Transfer agent fees -- Advisor Class                2,932
---------------------------------------------------------
Filing fees                                        43,643
---------------------------------------------------------
Printing fees                                      70,882
---------------------------------------------------------
Other                                              40,141
---------------------------------------------------------
    Total expenses                                710,389
---------------------------------------------------------
Less: Fee waivers                                (102,359)
---------------------------------------------------------
     Net expenses                                 608,030
---------------------------------------------------------
Net investment income (loss)                      (49,775)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                            52,411
---------------------------------------------------------
  Option contracts written                         (7,810)
---------------------------------------------------------
                                                   44,601
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                    1,516,960
---------------------------------------------------------
    Net gain from investment securities and
       option contracts                         1,561,561
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $1,511,786
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 1998 and 1997

                                                                   1998           1997
                                                                -----------    -----------

OPERATIONS:

  Net investment income (loss)                                  $   (49,775)   $    22,242
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and option
    contracts                                                        44,601      1,352,859
------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    option contracts                                              1,516,960      2,016,032
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          1,511,786      3,391,133
------------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                                --        (12,256)
------------------------------------------------------------------------------------------
  Advisor Class                                                          --         (1,610)
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                          (141,471)      (482,262)
------------------------------------------------------------------------------------------
  Class B                                                          (313,992)    (1,128,861)
------------------------------------------------------------------------------------------
  Advisor Class                                                     (18,735)       (30,657)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         1,006,548      4,423,280
------------------------------------------------------------------------------------------
  Class B                                                            87,004     10,245,557
------------------------------------------------------------------------------------------
  Advisor Class                                                     562,783        197,292
------------------------------------------------------------------------------------------
    Net increase in net assets                                    2,693,923     16,601,616
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            24,824,615      8,222,999
------------------------------------------------------------------------------------------
  End of period                                                 $27,518,538    $24,824,615
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $24,031,065    $22,421,981
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (2,524)            --
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and option contracts                                 (27,707)       401,890
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    option contracts                                              3,517,704      2,000,744
------------------------------------------------------------------------------------------
                                                                $27,518,538    $24,824,615
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Value Fund, formerly AIM America Value Fund, (the "Fund"), is a separate series of AIM Growth Series (the "Trust"). The Trust is a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has six diversified series of shares in operation, each series corresponding to a distinct portfolio of investments.
  The Fund invests substantially all of its investable assets in the Value Portfolio (the "Portfolio"). The Portfolio is organized as a Delaware business trust and is registered under the 1940 Act as a diversified, open-end management investment company.
  The Portfolio has investment objectives, policies, and limitations substantially identical to the Fund. Therefore, the financial statements of the Fund and the Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and the Portfolio. At December 31, 1998, all of the shares of beneficial interest of the Portfolio were owned either by the Fund or INVESCO (NY), Inc., which has a nominal ($100) investment in the Portfolio.
  The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund and Portfolio in the preparation of the financial statements.
A. Portfolio Valuation -- The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.
     Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.
     Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost which approximates market value.
     Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.
B. Repurchase Agreements -- With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.
C. Option Accounting Principles -- When the Portfolio writes a call or put option, an amount equal to the premium received is included in the Fund's consolidated "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option is the mean between the last bid and asked prices on that day. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio hold the underlying security, and, for a put, requires the Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and to fluctuations in interest rates.
     The premium paid by the Portfolio for the purchase of a call or put option is included in the Fund's consolidated "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.
     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.
D. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates.
E. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the basis of specific identification of the securities sold. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices. On December 31, 1998 additional paid-in capital was decreased by $47,251 and undistributed net investment income was increased by $47,251 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
F. Portfolio Securities Loaned -- At December 31, 1998, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Portfolio:

                               DECEMBER 31, 1998            YEAR ENDED
                          ----------------------------   DECEMBER 31, 1998
                          AGGREGATE VALUE      CASH      -----------------
                             ON LOANS       COLLATERAL     FEES RECEIVED
                          ---------------   ----------   -----------------
                            $1,431,825      $1,433,821        $2,035

     Cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.
G. Deferred Organizational Expenses -- Expenses incurred by the the Fund and the Portfolio in connection with their organization, their initial registration with the Securities and Exchange Commission and with various states and the initial public offering of their shares aggregated $63,500 for the Fund and $25,000 for the Portfolio. These expenses are being amortized on a straight-line basis over a five-year period.
H. Taxes -- It is the policy of the Fund and the Portfolio to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.
I. Distributions to Shareholders -- Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.
J. Restricted Securities -- The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.
K. Indexed Securities -- The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.
L. Line of Credit -- The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets.
     For the year ended December 31, 1998, the average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $87,889 with a weighted average interest rate of 6.24%. Interest expense for the Fund for the year ended December 31, 1998 was $137, and is included in "Other Expenses" on the Statement of Operations.

NOTE 2-RELATED PARTIES

A I M Advisors, Inc. ("Manager") is the Fund's and the Portfolio's investment manager and administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO
(NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc., an indirect wholly-owned subsidiary of AMVESCAP PLC, became the administrator of the Fund and the investment manager and administrator of the Portfolio. Also, on May 29, 1998, A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor, and the Trust was reorganized from a Massachusetts business trust into a Delaware business trust, and the Portfolio was reorganized from a New York trust into a Delaware business trust. Finally, on September 4, 1998, A I M Fund Services, Inc. ("AFS"), a wholly-owned subsidiary of the Manager, became the transfer agent of the Fund.
  The Fund pays the Manager administration fees at the annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.475% on the first $500 million of average daily net assets of the Portfolio; 0.45% on the next $500 million; 0.425% on the next $500 million; and 0.40% on amounts thereafter.
  AIM Distributors serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of Chancellor LGT, served as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.
  Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1998, AIM Distributors and GT Global retained the following sales charges: $1,695 and $2,335, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. No CDSC's for Class A were collected for the period ended December 31, 1998. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.
  Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of: $15,167 and $38,159, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.
  For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Old Class A Plan") and Class B shares ("Old Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Old Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Old Class A Plan would have been incurred within one year of such reimbursement.
  For the period ended May 29, 1998, pursuant to the Old Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Old Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.
  Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of each of the Fund's Class A shares.
  Pursuant to the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.
  The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.
  The Manager and AIM Distributors have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.
  Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 for each shareholder account that is open during any calendar month (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any calendar month. Both fees are billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.
  For the period January 1, 1998 to September 4, 1998, GT Global Investor Services, Inc., an affiliate of Chancellor LGT, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services was also reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.
  The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% to the first $5 billion of assets and 0.02% to the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.
  The Portfolio pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or AFS $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustee.
  At December 31, 1998, all of the shares of beneficial interest of the Portfolio were owned either by the Fund or Invesco (NY), Inc.
NOTE 3-PURCHASES AND SALES OF SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended December 31, 1998 was $39,540,620 and $39,657,090, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment
  securities                                         $4,110,581
---------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                           (688,180)
---------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                         $3,422,401
===============================================================

  Cost of investments for tax purposes is $22,985,717.

NOTE 4-SHARE INFORMATION

Changes in the Fund's shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                1998                      1997
                       -----------------------   -----------------------
                        SHARES       AMOUNT       SHARES       AMOUNT
                       --------   ------------   ---------   -----------
Sold:
  Class A               472,964   $  8,362,868     781,797   $13,117,280
------------------------------------------------------------------------
  Class B               587,988     10,276,429   1,148,582    19,043,834
------------------------------------------------------------------------
  Advisor Class          41,555        747,776      14,203       230,962
------------------------------------------------------------------------
Issued as
reinvestment of
dividends:
  Class A                 7,580        134,463      26,859       454,725
------------------------------------------------------------------------
  Class B                16,572        288,515      60,093     1,004,744
------------------------------------------------------------------------
  Advisor Class           1,044         18,735       1,920        32,714
------------------------------------------------------------------------
Reacquired:
  Class A              (424,737)    (7,490,783)   (536,657)   (9,148,725)
------------------------------------------------------------------------
  Class B              (607,196)   (10,477,940)   (606,167)   (9,803,021)
------------------------------------------------------------------------
  Advisor Class         (11,248)      (203,728)     (3,834)      (66,384)
------------------------------------------------------------------------
                         84,522   $  1,656,335     886,796   $14,866,129
========================================================================

NOTE 5-EXPENSE REDUCTIONS

The Manager has directed certain portfolio trades to brokers who then paid a portion of the Portfolio's expenses. For the year ended December 31, 1998, the expenses of the Portfolio were reduced by $1,546 under these arrangements.

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B, and Advisor Class outstanding during each of the years in the three-year period ended December 31, 1998 and the period October 18, 1995 (date operations commenced) through December 31, 1995:

                                                                                   CLASS A
                                                              --------------------------------------------------
                                                              1998(a)         1997          1996          1995
                                                              -------        -------       -------       -------
Net asset value, beginning of period                          $17.25         $ 14.65       $ 12.76       $ 11.43
------------------------------------------------------------  ------         -------       -------       -------
Income from investment operations:
  Net investment income(b)                                      0.04            0.09(c)      (0.01)(c)      0.03(c)
------------------------------------------------------------  ------         -------       -------       -------
  Net gains on securities (both realized and unrealized)        1.16            3.87          1.94          1.30
------------------------------------------------------------  ------         -------       -------       -------
    Total from investment operations                            1.20            3.96          1.93          1.33
------------------------------------------------------------  ------         -------       -------       -------
Less distributions:
  Dividends from net investment income                            --           (0.03)           --            --
------------------------------------------------------------  ------         -------       -------       -------
  Distributions from net realized gains                        (0.32)          (1.33)        (0.04)           --
------------------------------------------------------------  ------         -------       -------       -------
    Total distributions                                        (0.32)          (1.36)        (0.04)           --
------------------------------------------------------------  ------         -------       -------       -------
Net asset value, end of period                                $18.13         $ 17.25       $ 14.65       $ 12.76
============================================================  ======         =======       =======       =======
Total Return(d)                                                 7.02%          27.23%        15.12%        11.64%
============================================================  ======         =======       =======       =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $9,074         $ 7,688       $ 2,529       $   870
============================================================  ======         =======       =======       =======
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement                  1.74%(e)        1.99%         2.00%         2.00%(f)
------------------------------------------------------------  ------         -------       -------       -------
  Without expense reductions and/or reimbursement               2.11%(e)        2.97%         5.51%        50.54%(f)
============================================================  ======         =======       =======       =======
Ratio of net investment income to average net assets:
  With expense reductions and/or reimbursement                  0.25%(e)        0.56%        (0.10)%        1.10%(f)
------------------------------------------------------------  ------         -------       -------       -------
  Without expense reductions and/or reimbursement              (0.08)%(e)      (0.42)%       (3.61)%      (47.44)%(f)
============================================================  ======         =======       =======       =======
Ratio of interest expense to average net assets(g)                --            0.03%           --            --
============================================================  ======         =======       =======       =======
Portfolio turnover rate(g)                                       148%             93%          256%           --
============================================================  ======         =======       =======       =======

(a) The Fund changed Investment Advisors on May 29, 1998.
(b) Before reimbursement the net investment loss per share would have been $(0.02), $(0.07), $(0.50), and $(1.11) for 1998-1995, respectively.
(c) Calculated using average shares outstanding.
(d) Does not deduct sales charges and is not annualized for periods less than one year.
(e) Ratios are based on average net assets of $8,458,715.
(f) Annualized.
(g) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Value Portfolio as a whole without distinguishing between the classes of shares issued.

                                                                              CLASS B                               ADVISOR CLASS
                                                        ----------------------------------------------------        -----------
                                                        1998(a)          1997          1996           1995          1998(a)
                                                        -------        --------       -------       --------        -------
Net asset value, beginning of period                    $ 17.04        $  14.54       $ 12.75       $  11.43        $17.37
------------------------------------------------------  -------        --------       -------       --------        ------
Income from investment operations:
  Net investment income(b)                                (0.08)          (0.01)(c)     (0.10)(c)       0.01(c)       0.07
------------------------------------------------------  -------        --------       -------       --------        ------
  Net gains on securities (both realized and
    unrealized)                                            1.15            3.83          1.93           1.31          1.21
------------------------------------------------------  -------        --------       -------       --------        ------
    Total from investment operations                       1.07            3.82          1.83           1.32          1.28
------------------------------------------------------  -------        --------       -------       --------        ------
Less distributions:
  Dividends from net investment income                       --              --            --             --            --
------------------------------------------------------  -------        --------       -------       --------        ------
  Distributions from net realized gains                   (0.32)          (1.32)        (0.04)            --         (0.32)
------------------------------------------------------  -------        --------       -------       --------        ------
    Total distributions                                   (0.32)          (1.32)        (0.04)            --         (0.32)
------------------------------------------------------  -------        --------       -------       --------        ------
Net asset value, end of period                          $ 17.79        $  17.04       $ 14.54       $  12.75        $18.33
======================================================  =======        ========       =======       ========        ======
Total Return(d)                                            6.34%          26.44%        14.35%         11.55%         7.43%
======================================================  =======        ========       =======       ========        ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $17,406        $ 16,717       $ 5,503       $  1,254        $1,038
======================================================  =======        ========       =======       ========        ======
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement             2.39%(e)        2.64%         2.65%          2.65%(f)      1.39%(e)
------------------------------------------------------  -------        --------       -------       --------        ------
  Without expense reductions and/or reimbursement          2.76%(e)        3.62%         6.16%         51.19%(f)      1.76%(e)
======================================================  =======        ========       =======       ========        ======
Ratio of net investment income to average net assets:
  With expense reductions and/or reimbursement            (0.40)%(e)      (0.09)%       (0.75)%         0.45%(f)      0.60%(e)
------------------------------------------------------  -------        --------       -------       --------        ------
  Without expense reductions and/or reimbursement         (0.72)%(e)      (1.07)%       (4.26)%       (48.09)%(f)     0.23%(e)
======================================================  =======        ========       =======       ========        ======
Ratio of interest expense to average net assets(f)           --            0.03%           --             --            --
======================================================  =======        ========       =======       ========        ======
Portfolio turnover rate(g)                                  148%             93%          256%            --           148%
======================================================  =======        ========       =======       ========        ======

                                                                 ADVISOR CLASS
                                                        ------------------------------------
                                                         1997          1996           1995
                                                        -------       -------       --------
Net asset value, beginning of period                    $ 14.72       $ 12.77       $  11.43
------------------------------------------------------  -------       -------       --------
Income from investment operations:
  Net investment income(b)                                 0.15(c)       0.03(c)        0.04(c)
------------------------------------------------------  -------       -------       --------
  Net gains on securities (both realized and
    unrealized)                                            3.91          1.96           1.30
------------------------------------------------------  -------       -------       --------
    Total from investment operations                       4.06          1.99           1.34
------------------------------------------------------  -------       -------       --------
Less distributions:
  Dividends from net investment income                    (0.07)           --             --
------------------------------------------------------  -------       -------       --------
  Distributions from net realized gains                   (1.34)        (0.04)            --
------------------------------------------------------  -------       -------       --------
    Total distributions                                   (1.41)        (0.04)            --
------------------------------------------------------  -------       -------       --------
Net asset value, end of period                          $ 17.37       $ 14.72       $  12.77
======================================================  =======       =======       ========
Total Return(d)                                           27.78%        15.58%         11.72%
======================================================  =======       =======       ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                $   439       $   191       $     81
======================================================  =======       =======       ========
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement             1.64%         1.65%          1.65%(f)
------------------------------------------------------  -------       -------       --------
  Without expense reductions and/or reimbursement          2.62%         5.16%         50.19%(f)
======================================================  =======       =======       ========
Ratio of net investment income to average net assets:
  With expense reductions and/or reimbursement             0.91%         0.25%          1.45%(f)
======================================================  =======       =======       ========
  Without expense reductions and/or reimbursement         (0.07)%       (3.26)%       (47.09)%(f)
======================================================  =======       =======       ========
Ratio of interest expense to average net assets(f)         0.03%           --             --
======================================================  =======       =======       ========
Portfolio turnover rate(g)                                   93%          256%            --
======================================================  =======       =======       ========

(a) The Fund changed Investment Advisors on May 29, 1998.
(b) Before reimbursement the net investment loss per share would have been $(0.15), $(0.17), $(0.59), and $(1.13) for 1998-1995, respectively for Class
    B, $0.02, $(0.01), $(0.46) and $(1.10) for 1998-1995, respectively for
    Advisor Class.
(c) Calculated based upon average shares outstanding during the period.
(d) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(e) Ratios are based on average net assets of $18,806,810 and $783,941 for Class B and Advisor Class, respectively.
(f) Annualized.
(g) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Shareholders of AIM Small Cap Growth Fund (formerly AIM Small Cap Equity Fund) and Board of Trustees of AIM Growth Series (formerly GT Global Growth Series):

                       In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Small Cap Growth Fund at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



                                                  PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       February 19, 1999

SCHEDULE OF INVESTMENTS

DECEMBER 31, 1998

                                                     MARKET
                                        SHARES        VALUE
DOMESTIC COMMON STOCKS-78.64%

AEROSPACE/DEFENSE-0.17%

Hawk Corp.(a)                             10,300   $    86,263
--------------------------------------------------------------

AIRLINES-0.14%

Mesaba Holdings, Inc.(a)                   3,500        72,188
--------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.74%

Tower Automotive, Inc.(a)                 15,600       389,025
--------------------------------------------------------------

BANKING (REGIONAL)-0.91%

Centennial Bancorp(a)                      6,500       121,875
--------------------------------------------------------------
Columbia Bancorp                          20,000       180,000
--------------------------------------------------------------
Fort Bend Holdings Corp.                   5,000       122,500
--------------------------------------------------------------
Silicon Valley Bancshares(a)               3,000        51,094
--------------------------------------------------------------
                                                       475,469
--------------------------------------------------------------

BIOTECHNOLOGY-0.86%

Curative Health Services, Inc.(a)          1,400        46,900
--------------------------------------------------------------
Scios, Inc.(a)                            38,900       403,582
--------------------------------------------------------------
                                                       450,482
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.55%

Cox Radio, Inc.-Class A(a)                 6,800       287,300
--------------------------------------------------------------

CHEMICALS (SPECIALTY)-0.81%

Cambrex Corp.                              8,400       201,600
--------------------------------------------------------------
ChiRex, Inc.(a)                            6,000       128,250
--------------------------------------------------------------
OM Group, Inc.                             2,500        91,250
--------------------------------------------------------------
                                                       421,100
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-2.97%

Brightpoint, Inc.(a)                      20,000       275,000
--------------------------------------------------------------
Excel Switching Corp.(a)                   7,100       269,800
--------------------------------------------------------------
Periphonics Corp.(a)                      35,000       461,560
--------------------------------------------------------------
REMEC, Inc.(a)                            20,000       360,000
--------------------------------------------------------------
VideoServer, Inc.(a)                      10,000       183,750
--------------------------------------------------------------
                                                     1,550,110
--------------------------------------------------------------

COMPUTERS (HARDWARE)-0.39%

Visual Networks, Inc.(a)                   5,500       206,250
--------------------------------------------------------------
COMPUTERS (NETWORKING)-0.28%
ACT Networks, Inc.(a)                     12,000       147,000
--------------------------------------------------------------

COMPUTERS (PERIPHERALS)-1.44%

Actel Corp.(a)                            15,000       300,000
--------------------------------------------------------------
Cybex Computer Products Corp.(a)           3,600       105,750
--------------------------------------------------------------
QLogic Corp.(a)                            1,100       143,963
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
COMPUTERS (PERIPHERALS)-(CONTINUED)

Xircom, Inc.(a)                            6,000   $   204,000
--------------------------------------------------------------
                                                       753,713
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-10.46%

AnswerThink Consulting Group,
  Inc.(a)                                 12,600       338,625
--------------------------------------------------------------
Best Software, Inc.(a)                     4,000        95,000
--------------------------------------------------------------
Computer Management Sciences,
  Inc.(a)                                 19,100       331,863
--------------------------------------------------------------
Concord Communications, Inc.(a)            8,200       465,350
--------------------------------------------------------------
Documentum, Inc.(a)                        2,900       154,969
--------------------------------------------------------------
Engineering Animation, Inc.(a)             3,700       199,800
--------------------------------------------------------------
Entrust Technologies, Inc.                12,900       307,988
--------------------------------------------------------------
InfoSpace.com, Inc.(a)                    10,000       381,250
--------------------------------------------------------------
Internet America, Inc.(a)                  6,000       174,000
--------------------------------------------------------------
ISS Group, Inc.(a)                         3,000       165,000
--------------------------------------------------------------
Macromedia, Inc.(a)                       10,000       336,875
--------------------------------------------------------------
MAPICS, Inc.(a)                           19,300       318,450
--------------------------------------------------------------
Metro Information Services, Inc.(a)       12,400       372,000
--------------------------------------------------------------
MindSpring Enterprises, Inc.(a)            2,000       122,125
--------------------------------------------------------------
Pervasive Software, Inc.(a)               10,000       192,500
--------------------------------------------------------------
QuadraMed Corp.(a)                         5,000       102,500
--------------------------------------------------------------
ScanSource, Inc.(a)                       11,000       236,500
--------------------------------------------------------------
Software AG Systems, Inc.(a)              20,000       362,500
--------------------------------------------------------------
Spyglass, Inc.(a)                         12,000       264,000
--------------------------------------------------------------
Stac Software, Inc.(a)                    20,000        27,500
--------------------------------------------------------------
USWeb Corp.(a)                            14,000       369,250
--------------------------------------------------------------
Wiztec Solutions Ltd.(a)                  10,000       144,375
--------------------------------------------------------------
                                                     5,462,420
--------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES AND GIFTS)-0.80%

Department 56, Inc.(a)                     3,200       120,200
--------------------------------------------------------------
Fossil, Inc.(a)                            7,000       201,250
--------------------------------------------------------------
Media Arts Group, Inc.(a)                  7,000        98,438
--------------------------------------------------------------
                                                       419,888
--------------------------------------------------------------

CONSUMER FINANCE-0.42%

AmeriCredit Corp.(a)                      15,800       218,238
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.89%

AFC Cable Systems, Inc.(a)                 5,000       168,125
--------------------------------------------------------------
General Cable Corp.                       15,200       311,600
--------------------------------------------------------------
Hadco Corp.(a)                             1,700        59,500
--------------------------------------------------------------
Hypercom Corp.(a)                         12,500       123,438
--------------------------------------------------------------
Optimal Robotics Corp.(a)                 10,000       140,000
--------------------------------------------------------------
Sawtek Inc.(a)                             4,900        85,750
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
ELECTRICAL EQUIPMENT-(CONTINUED)

SLI, Inc.(a)                               3,500   $    97,125
--------------------------------------------------------------
                                                       985,538
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-2.36%

Apex PC Solutions, Inc.(a)                 5,000       144,375
--------------------------------------------------------------
Applied Micro Circuits Corp.(a)            3,100       105,303
--------------------------------------------------------------
Hi/Fn, Inc.(a)                             5,069       119,757
--------------------------------------------------------------
RF Micro Devices, Inc.(a)                  7,000       324,625
--------------------------------------------------------------
Sipex Corp.(a)                             8,000       281,000
--------------------------------------------------------------
TranSwitch Corp.(a)                        6,700       260,881
--------------------------------------------------------------
                                                     1,235,941
--------------------------------------------------------------

ENTERTAINMENT-0.26%

SFX Entertainment, Inc.-Class A(a)         2,500       137,188
--------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-0.51%

Asyst Technologies, Inc.(a)                7,500       152,813
--------------------------------------------------------------
Etec Systems, Inc.(a)                      2,900       116,000
--------------------------------------------------------------
                                                       268,813
--------------------------------------------------------------

FOODS-1.47%

Ben & Jerry's Homemade, Inc.-Class
  A(a)                                    13,000       290,875
--------------------------------------------------------------
Fresh Del Monte Produce Inc.(a)            3,000        65,063
--------------------------------------------------------------
Hain Food Group, Inc. (The)(a)             6,200       155,000
--------------------------------------------------------------
Horizon Organic Holding Corp.(a)           4,000        62,000
--------------------------------------------------------------
United Natural Foods, Inc.(a)              8,000       193,000
--------------------------------------------------------------
                                                       765,938
--------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC AND OTHER)-3.47%

Anesta Corp.(a)                            5,000       133,125
--------------------------------------------------------------
Barr Laboratories, Inc.(a)                11,800       566,400
--------------------------------------------------------------
Jones Pharma, Inc.                        18,800       686,200
--------------------------------------------------------------
Medicis Pharmaceutical-Class A(a)          3,000       178,875
--------------------------------------------------------------
Parexel International Corp.(a)            10,000       250,000
--------------------------------------------------------------
                                                     1,814,600
--------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-0.13%

New American Healthcare Corp.(a)           6,300        70,481
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)-1.92%

Colorado MEDtech, Inc.(a)                 25,000       331,250
--------------------------------------------------------------
Hologic, Inc.(a)                           8,000        97,000
--------------------------------------------------------------
Osteotech, Inc.(a)                         5,000       232,500
--------------------------------------------------------------
PSS World Medical, Inc.(a)                11,700       269,100
--------------------------------------------------------------
Xomed Surgical Products, Inc.(a)           2,250        72,000
--------------------------------------------------------------
                                                     1,001,850
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-3.23%

Hooper Holmes, Inc.                       12,200       353,800
--------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                                 16,000       311,000
--------------------------------------------------------------
Physician Reliance Network, Inc.(a)       38,300       502,688
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
HEALTH CARE (SPECIALIZED SERVICES)-(CONTINUED)

Superior Consultant Holdings
  Corp.(a)                                 5,000   $   217,500
--------------------------------------------------------------
Total Renal Care Holdings, Inc.(a)        10,300       304,493
--------------------------------------------------------------
                                                     1,689,481
--------------------------------------------------------------

INSURANCE (LIFE & HEALTH)-1.36%

Healthcare Recoveries, Inc.(a)            14,000       238,000
--------------------------------------------------------------
Reinsurance Group of America, Inc.         7,800       473,850
--------------------------------------------------------------
                                                       711,850
--------------------------------------------------------------

INSURANCE (PROPERTY &
  CASUALTY)-0.52%

FPIC Insurance Group, Inc.                 3,000       142,500
--------------------------------------------------------------
Medical Assurance, Inc.                    3,850       127,291
--------------------------------------------------------------
                                                       269,791
--------------------------------------------------------------

INSURANCE BROKERS-0.39%

Clark/Bardes Holdings, Inc.(a)            12,200       205,875
--------------------------------------------------------------

INVESTMENT MANAGEMENT-0.85%

Knight/Trimark Group, Inc.-Class
  A(a)                                    18,600       445,238
--------------------------------------------------------------

IRON & STEEL-0.44%

Gibraltar Steel Corp.(a)                  10,000       227,500
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-1.94%

Acclaim Entertainment, Inc.(a)            20,000       245,000
--------------------------------------------------------------
JAKKS Pacific, Inc.(a)                     7,500        80,625
--------------------------------------------------------------
Noodle Kidoodle, Inc.(a)                  20,000       190,000
--------------------------------------------------------------
THQ, Inc.(a)                               9,000       252,000
--------------------------------------------------------------
Zomax Optical Media, Inc.(a)              15,000       243,750
--------------------------------------------------------------
                                                     1,011,375
--------------------------------------------------------------

LODGING (HOTELS)-0.63%

ExecuStay Corp.(a)                        25,400       330,200
--------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.12%

Gradall Industries, Inc.(a)                4,400        63,250
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-0.39%

Matthews International Corp.-Class A       2,300        72,450
--------------------------------------------------------------
Spartech Corp.                             6,000       132,000
--------------------------------------------------------------
                                                       204,450
--------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-1.01%

CompX International, Inc.(a)               6,800       179,350
--------------------------------------------------------------
Knoll, Inc.(a)                            11,700       346,613
--------------------------------------------------------------
                                                       525,963
--------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-0.32%

Cal Dive International, Inc.(a)            3,500        72,625
--------------------------------------------------------------
Gulfmark Offshore Inc.(a)                  6,000        94,500
--------------------------------------------------------------
                                                       167,125
--------------------------------------------------------------

OIL & GAS (EXPLORATION AND PRODUCTION)-0.66%

Cabot Oil & Gas Corp.-Class A              4,000        60,000
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
OIL & GAS (EXPLORATION AND
  PRODUCTION)-(CONTINUED)

Evergreen Resources, Inc.(a)               5,900   $   104,725
--------------------------------------------------------------
Louis Dreyfus Natural Gas Corp.(a)         2,000        28,500
--------------------------------------------------------------
Newfield Exploration Co.(a)                5,700       118,988
--------------------------------------------------------------
Seagull Energy Corp.(a)                    5,000        31,563
--------------------------------------------------------------
                                                       343,776
--------------------------------------------------------------

PERSONAL CARE-0.70%

D & K Healthcare Resources, Inc.(a)        5,000       136,250
--------------------------------------------------------------
Steiner Leisure Ltd.(a)                    4,300       137,600
--------------------------------------------------------------
Twinlab Corp.(a)                           7,000        91,875
--------------------------------------------------------------
                                                       365,725
--------------------------------------------------------------

PUBLISHING-0.62%

Information Holdings, Inc.(a)             20,500       322,875
--------------------------------------------------------------

REAL ESTATE INVESTMENT TRUST-0.35%

Correctional Properties Trust             10,000       180,621
--------------------------------------------------------------

RESTAURANTS-1.15%

P.F. Chang's China Bistro, Inc.(a)        10,000       227,500
--------------------------------------------------------------
PJ America, Inc.(a)                       12,000       217,500
--------------------------------------------------------------
Taco Cabana-Class A(a)                    20,000       155,000
--------------------------------------------------------------
                                                       600,000
--------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-0.55%

Tweeter Home Entertainment Group,
  Inc.(a)                                 10,000       287,500
--------------------------------------------------------------

RETAIL (DISCOUNTERS)-1.46%

99 Cents Only Stores(a)                   15,500       761,438
--------------------------------------------------------------

RETAIL (DRUG STORES)-0.49%

Duane Reade, Inc.(a)                       6,700       257,950
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.30%

Wild Oats Markets Inc.(a)                  5,000       157,500
--------------------------------------------------------------

RETAIL (HOME SHOPPING)-1.74%

DM Management Co.(a)                      38,950       740,050
--------------------------------------------------------------
Micro Warehouse, Inc.(a)                   5,000       169,063
--------------------------------------------------------------
                                                       909,113
--------------------------------------------------------------

RETAIL (SPECIALTY)-2.55%

Blue Rhino Corp.(a)                       13,000       289,250
--------------------------------------------------------------
CSK Auto Corp.(a)                          3,300        88,069
--------------------------------------------------------------
Hollywood Entertainment Corp.(a)          10,000       272,500
--------------------------------------------------------------
Renters Choice, Inc.(a)                    8,000       254,000
--------------------------------------------------------------
Rent-Way, Inc.(a)                          8,000       194,500
--------------------------------------------------------------
School Specialty, Inc.                     6,000       126,000
--------------------------------------------------------------
UBid, Inc.(a)                              1,000       106,626
--------------------------------------------------------------
                                                     1,330,945
--------------------------------------------------------------

RETAIL (SPECIALTY APPAREL)-1.59%

Buckle, Inc. (The)(a)                      5,200       124,800
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
RETAIL (SPECIALTY APPAREL)-(CONTINUED)

Chico's Fas, Inc.(a)                      10,000   $   233,750
--------------------------------------------------------------
Children's Place Retail Stores, Inc.
  (The)(a)                                14,000       351,750
--------------------------------------------------------------
Goody's Family Clothing, Inc.(a)          11,900       119,372
--------------------------------------------------------------
                                                       829,672
--------------------------------------------------------------

SAVINGS & LOAN COMPANY-0.66%

TeleBanc Financial Corp.(a)               10,100       343,400
--------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-2.08%

Abacus Direct Corp.(a)                     2,000        91,000
--------------------------------------------------------------
Hagler Bailly, Inc.(a)                     5,000       100,000
--------------------------------------------------------------
HA-LO Industries, Inc.(a)                  3,000       112,875
--------------------------------------------------------------
Healthworld Corp.(a)                      10,000       103,750
--------------------------------------------------------------
Lamar Advertising Co.(a)                   8,600       320,350
--------------------------------------------------------------
Metris Companies Inc.                      4,000       201,250
--------------------------------------------------------------
Professional Detailing, Inc.(a)            5,500       155,375
--------------------------------------------------------------
                                                     1,084,600
--------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-7.04%

American Dental Partners, Inc.(a)         20,900       241,656
--------------------------------------------------------------
Bright Horizons Family Solutions,
  Inc.(a)                                 10,000       270,000
--------------------------------------------------------------
Championship Auto Racing Teams,
  Inc.(a)                                 14,300       423,638
--------------------------------------------------------------
Comfort Systems USA, Inc.(a)              22,600       403,975
--------------------------------------------------------------
Iron Mountain, Inc.(a)                    24,150       870,909
--------------------------------------------------------------
ITT Educational Services, Inc.(a)         10,200       346,800
--------------------------------------------------------------
LaSalle Partners, Inc.(a)                  5,000       147,188
--------------------------------------------------------------
Metzler Group, Inc.(a)                     6,600       321,338
--------------------------------------------------------------
Strayer Education, Inc.                    6,000       211,500
--------------------------------------------------------------
United Road Services, Inc.(a)             23,900       439,163
--------------------------------------------------------------
                                                     3,676,167
--------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-2.74%

Analysts International Corp.               7,300       140,525
--------------------------------------------------------------
Cotelligent Group, Inc.(a)                 5,000       106,563
--------------------------------------------------------------
Insight Enterprises, Inc.(a)              23,250     1,182,844
--------------------------------------------------------------
                                                     1,429,932
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-2.02%

Lason Holdings, Inc.(a)                   13,600       791,350
--------------------------------------------------------------
Mecon, Inc.(a)                            25,000       262,500
--------------------------------------------------------------
                                                     1,053,850
--------------------------------------------------------------

SERVICES (EMPLOYMENT)-1.40%

Data Processing Resources Corp.(a)        12,200       356,850
--------------------------------------------------------------
Personnel Group of America, Inc.(a)       21,400       374,500
--------------------------------------------------------------
                                                       731,350
--------------------------------------------------------------

SERVICES (FACILITIES & ENVIRONMENTAL)-2.27%

Casella Waste Systems, Inc.(a)            10,000       371,250
--------------------------------------------------------------
Cornell Corrections, Inc.(a)              11,100       210,900
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
SERVICES (FACILITIES &
  ENVIRONMENTAL)-(CONTINUED)

GP Strategies Corp.(a)                    10,000   $   150,000
--------------------------------------------------------------
Tetra Tech, Inc.(a)                       10,000       270,625
--------------------------------------------------------------
Waste Connections, Inc.(a)                10,000       183,750
--------------------------------------------------------------
                                                     1,186,525
--------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/WIRELESS)-0.76%

Boston Communications Group, Inc.(a)      10,000       130,000
--------------------------------------------------------------
Metro One Telecommunications,
  Inc.(a)                                 20,000       265,000
--------------------------------------------------------------
                                                       395,000
--------------------------------------------------------------

TEXTILES (APPAREL)-0.29%

Quicksilver, Inc.(a)                       5,000       150,000
--------------------------------------------------------------

TEXTILES (SPECIALTY)-0.49%

Happy Kids, Inc.(a)                       20,000       255,000
--------------------------------------------------------------

TRUCKERS-0.15%

Hub Group, Inc.(a)                         4,000        77,500
--------------------------------------------------------------

WASTE MANAGEMENT-2.43%

Allied Waste Industries, Inc.(a)          26,565       627,598
--------------------------------------------------------------
Eastern Environmental Services,
  Inc.(a)                                 14,400       426,600
--------------------------------------------------------------
KTI, Inc.(a)                              10,000       216,250
--------------------------------------------------------------
                                                     1,270,448
--------------------------------------------------------------
    Total Domestic Common Stocks
      (Cost $31,794,190)                            41,072,780
--------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-2.49%

BERMUDA-0.67%

Annuity and Life Re, Ltd.
  (Insurance-Life)                        13,000       351,000
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
CANADA-0.36%

Architel Systems Corp. (Electrical
  Equipment)(a)                           15,000   $   189,375
--------------------------------------------------------------

FRANCE-0.72%

Business Objects S.A.-ADR(a)              11,500       373,750
--------------------------------------------------------------

ISRAEL-0.34%

Fundtech Ltd.
  (Computers-Software)(a)                  8,525       175,828
--------------------------------------------------------------

NETHERLANDS-0.24%

Core Laboratories N.V. (Oil &
  Gas-Drilling & Equipment)(a)             6,700       128,137
--------------------------------------------------------------

UNITED KINGDOM-0.16%

ICON, PLC-ADR (Biotechnology)(a)           2,500        83,750
--------------------------------------------------------------
    Total Foreign Stocks and Other
      Equity Interests (Cost
      $946,565)                                      1,301,840
--------------------------------------------------------------

                                      PRINCIPAL
                                        AMOUNT
U.S. TREASURY SECURITIES-3.80%
U.S. TREASURY BILLS-3.80%(b)(c)
4.44%, 03/25/99 (Cost $1,984,429)     $2,005,000   $ 1,984,429
--------------------------------------------------------------

REPURCHASE AGREEMENT-10.74%(d)
SBC Warburg Dillon Read Inc., 4.75%,
  01/04/99(e) (Cost $5,607,969)        5,607,969     5,607,969
--------------------------------------------------------------
TOTAL INVESTMENTS-95.67%                            49,967,018
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-4.33%                  2,263,845
--------------------------------------------------------------
NET ASSETS-100.00%                                 $52,230,863
==============================================================

Notes to Schedule of Investments

(a) Non-income producing security.
(b) U.S. Treasury bills are traded on a discount basis. In such cases the interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 5.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 12/31/98 with a maturing value of $1,000,527,778. Collateralized by $2,207,068,000 U.S. Government
    obligations, 0% to 6.75% with a market value at 12/31/98 of $1,020,001,079.

Abbreviation:

ADR - American Depositary Receipt

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1998

ASSETS:

Investments, at market value (cost
  $34,735,184)                                $44,359,049
---------------------------------------------------------
Repurchase agreement (cost $5,607,969)          5,607,969
---------------------------------------------------------
Receivables for:
  Investments sold                                445,267
---------------------------------------------------------
  Fund shares sold                              2,665,706
---------------------------------------------------------
  Dividends and interest                            1,724
---------------------------------------------------------
Variation margin                                   38,750
---------------------------------------------------------
Other assets                                       50,560
---------------------------------------------------------
    Total assets                               53,169,025
---------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           327,944
---------------------------------------------------------
  Fund shares reacquired                          501,597
---------------------------------------------------------
Accrued investment management &
  administration fees                              17,798
---------------------------------------------------------
Accrued accounting fees                               790
---------------------------------------------------------
Accrued distribution fees                          30,568
---------------------------------------------------------
Accrued trustees' fees                             10,919
---------------------------------------------------------
Accrued transfer agent fees                         8,700
---------------------------------------------------------
Accrued operating expenses                         39,846
---------------------------------------------------------
    Total liabilities                             938,162
---------------------------------------------------------
Net assets applicable to shares outstanding   $52,230,863
---------------------------------------------------------

NET ASSETS:

Class A                                       $24,737,557
=========================================================
Class B                                       $26,447,897
=========================================================
Advisor Class                                 $ 1,045,409
=========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                         1,452,229
=========================================================
Class B                                         1,589,687
=========================================================
Advisor Class                                      60,748
=========================================================
Class A:
  Net asset value and redemption price per
    share                                     $     17.03
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $17.03
     divided by 94.50%)                       $     18.02
=========================================================
Class B:
  Net asset value and offering price per
    share                                     $     16.64
=========================================================
Advisor Class:
  Net asset value and offering price per
    share                                     $     17.21
=========================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:

Dividends                                     $    42,607
---------------------------------------------------------
Interest                                           94,407
---------------------------------------------------------
Security lending income                            17,459
---------------------------------------------------------
    Total investment income                       154,473
---------------------------------------------------------
EXPENSES:
Investment management & administration fees       243,996
---------------------------------------------------------
Accounting fees                                     6,564
---------------------------------------------------------
Custodian fees                                     31,093
---------------------------------------------------------
Trustees' fees                                     20,474
---------------------------------------------------------
Distribution fees -- Class A                       44,266
---------------------------------------------------------
Distribution fees -- Class B                      192,719
---------------------------------------------------------
Transfer agent fees -- Class A                     41,468
---------------------------------------------------------
Transfer agent fees -- Class B                     63,188
---------------------------------------------------------
Transfer agent fees -- Advisor Class                5,847
---------------------------------------------------------
Printing                                           95,135
---------------------------------------------------------
Professional fees                                  54,802
---------------------------------------------------------
Other                                              59,001
---------------------------------------------------------
    Total expenses                                858,553
---------------------------------------------------------
Less: expense reimbursements/reductions          (148,727)
---------------------------------------------------------
     Net expenses                                 709,826
---------------------------------------------------------
Net investment income (loss)                     (555,353)
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FUTURES
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                         1,040,498
---------------------------------------------------------
  Futures contracts                               (52,075)
---------------------------------------------------------
                                                  988,423
---------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                         8,737,666
---------------------------------------------------------
  Futures contracts                               153,000
---------------------------------------------------------
                                                8,890,666
---------------------------------------------------------
    Net gain from investment securities,
       foreign currencies and futures
       contracts                                9,879,089
---------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $ 9,323,736
=========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997

                                                                   1998           1997
                                                                -----------    -----------

OPERATIONS:

  Net investment income (loss)                                  $  (555,353)   $  (449,560)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                       988,423      2,524,251
------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
    futures contracts                                             8,890,666      1,674,235
------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations          9,323,736      3,748,926
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                          (576,954)      (213,287)
------------------------------------------------------------------------------------------
  Class B                                                          (733,412)      (410,555)
------------------------------------------------------------------------------------------
  Advisor Class                                                     (30,675)       (32,021)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         9,846,073        990,794
------------------------------------------------------------------------------------------
  Class B                                                         1,291,586      8,950,465
------------------------------------------------------------------------------------------
  Advisor Class                                                    (600,234)     1,099,105
------------------------------------------------------------------------------------------
    Net increase in net assets                                   18,520,120     14,133,427
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                            33,710,743     19,577,316
------------------------------------------------------------------------------------------
  End of period                                                 $52,230,863    $33,710,743
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                                 $42,095,396    $31,557,971
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                             --             --
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities
    and futures contracts                                           348,602      1,256,573
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    futures contracts                                             9,786,865        896,199
------------------------------------------------------------------------------------------
                                                                $52,230,863    $33,710,743
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Growth Fund, formerly AIM Small Cap Equity Fund, (the "Fund"), is a separate series of AIM Growth Series (the "Trust"). The Trust is a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Trust has six diversified series of shares in operation, each series corresponding to a distinct portfolio of investments.
  The Fund invests substantially all of its investable assets in the Small Cap Portfolio ("the Portfolio"). The Portfolio is organized as a Delaware business trust and is registered under the 1940 Act as a diversified, open-end management investment company.
  The Portfolio has investment objectives, policies, and limitations substantially identical to the Fund. Therefore, the financial statements of the Fund and the Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and the Portfolio. At December 31, 1998, all of the shares of beneficial interest of the Portfolio were owned either by the Fund or INVESCO (NY), Inc., which has a nominal ($100) investment in the Portfolio.
  The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Fund and Portfolio in the preparation of the financial statements.
A. Portfolio Valuation -- The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.
     Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the mean between the closing bid and asked prices. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by A I M Advisors, Inc. (the "Manager") to be the primary market.
     Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value.
     Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.
B. Repurchase Agreements -- With respect to repurchase agreements entered into by the Portfolio, it is the Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Portfolio under each agreement at its maturity.
C. Option Accounting Principles -- When the Portfolio writes a call or put option, an amount equal to the premium received is included in Fund's consolidated "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option is the mean between the last bid and asked prices. If an option expires on its stipulated expiration date or if the Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Portfolio can write options only on a covered basis, which, for a call, requires that the Portfolio hold the underlying security, and, for a put, requires the Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Portfolio may use options to manage its exposure to the stock market and to fluctuations in interest rates.
     The premium paid by the Portfolio for the purchase of a call or put option is included in Fund's consolidated "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Portfolio has purchased expires on the stipulated expiration date, the Portfolio realizes a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.
     The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.
D. Futures Contracts -- A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in interest rates.
E. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the basis of specific identification of the Securities sold. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Portfolio to subsequently invest at less advantageous prices.
     On December 31, 1998, undistributed net investment income was increased and undistributed net realized gains was decreased by $555,353 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
F. Portfolio Securities Loaned -- At December 31, 1998, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Portfolio:

       DECEMBER 31, 1998           PERIOD ENDED
  ----------------------------   DECEMBER 31, 1998
  AGGREGATE VALUE      CASH      -----------------
     ON LOANS       COLLATERAL     FEES RECEIVED
  ---------------   ----------   -----------------
    $5,453,825      $5,571,152        $17,459

     Cash collateral is received by the Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The cash collateral is invested in a securities lending trust which consists of a portfolio of high quality short duration securities whose average effective duration is restricted to 120 days or less.
G. Deferred Organizational Expenses -- Expenses incurred by the AIM Small Cap Growth Fund and the Portfolio in connection with their organization, their initial registration with the Securities and Exchange Commission and with various states and the initial public offering of their shares aggregated $63,500 for the Fund and $25,000 for the Portfolio. These expenses are being amortized on a straight-line basis over a five-year period.
H. Taxes -- It is the policy of the Fund and the Portfolio to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains.
I. Distributions to Shareholders -- Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Portfolio and timing differences.
J. Restricted Securities -- The Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.
K. Indexed Securities -- The Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.
L. Line of Credit -- The Fund, along with certain other funds advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and certain other funds to borrow, on a first come, first served basis, an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets.
     For the year ended December 31, 1998, the average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for the Fund was $591,476 with a weighted average interest rate of 5.87%. Interest expense for the Fund for the year ended December 31, 1998 was $3,706, and is included in "Other Expenses" on the Statement of Operations.

NOTE 2-RELATED PARTIES

A I M Advisors, Inc. (the "Manager") is the Fund's and the Portfolio's investment manager and administrator. As of the close of business on May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of Chancellor LGT Asset Management, Inc. ("Chancellor LGT"), consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included Chancellor LGT and certain other affiliates. As a result of this transaction, Chancellor LGT was renamed INVESCO (NY), Inc., and is now an indirect wholly-owned subsidiary of AMVESCAP PLC. In connection with this transaction, A I M Advisors, Inc., an indirect wholly-owned subsidiary of AMVESCAP PLC, became the administrator of the Fund and the investment manager and administrator of the Portfolio. Also, on May 29, 1998, A I M Distributors, Inc. ("AIM Distributors"), a wholly-owned subsidiary of the Manager, became the Fund's distributor, and the Trust was reorganized from a Massachusetts business trust into a Delaware business trust, and the Portfolio was reorganized from a New York trust into a Delaware business trust. Finally, on September 4, 1998, A I M Fund Services, Inc. ("AFS"), a wholly-owned subsidiary of the Manager, became the transfer agent of the Fund.
  The Fund pays the Manager administration fees at the annualized rate of 0.25% of the Fund's average daily net assets. The Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.475% on the first $500 million of average daily net assets of the Portfolio; 0.45% on the next $500 million; 0.425% on the next $500 million; and 0.40% on amounts thereafter. These fees are computed daily and paid monthly.
  AIM Distributors, serves as the Fund's distributor. For the period ended May 29, 1998, GT Global, Inc. ("GT Global"), an affiliate of Chancellor LGT, served as the Funds' distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.
  Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. AIM Distributors collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1998, AIM Distributors and GT Global retained the following sales charges: $12,218 and $6,814, respectively. Purchases of Class A shares exceeding $1,000,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. AIM Distributors also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.
  Class B shares are not subject to initial sales charges. When Class B shares are sold, AIM Distributors from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1998, AIM Distributors and GT Global collected such CDSCs in the amount of: $244 and $16,156, respectively. In addition, AIM Distributors makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.
  For the period ended May 29, 1998, pursuant to the then effective separate distribution plans adopted under the 1940 Act Rule 12b-1 by the Trust's Board of Trustees with respect to the Fund's Class A shares ("Old Class A Plan") and Class B shares ("Old Class B Plan"), the Fund reimbursed GT Global for a portion of its shareholder servicing and distribution expenses. Under the Old Class A Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global was reimbursed under the Old Class A Plan would have been incurred within one year of such reimbursement.
  For the period ended May 29, 1998, pursuant to the Old Class B Plan, the Fund was permitted to pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and was permitted to pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Old Class B Plan in excess of 1.00% annually were permitted to be carried forward for reimbursement in subsequent years as long as that Plan continued in effect.
  Effective as of the close of business May 29, 1998, pursuant to Rule 12b-1 under the 1940 Act, the Trust's Board of Trustees adopted a Master Distribution Plan applicable to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund compensates AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A or Class B shares of the Fund. Under the Class A Plan, the Fund compensates AIM Distributors at the annualized rate of 0.35% of the average daily net assets of the Fund's Class A shares.
  Pursuant to the Class B Plan, the Fund compensates AIM Distributors at an annualized rate of 1.00% of the average daily net assets of the Fund's Class B shares.
  The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of the Fund. Payments also can be directed by AIM Distributors to financial institutions who have entered into service agreements with respect to Class A and Class B shares of the Fund and who provide continuing personal services to their customers who own Class A and Class B shares of the Fund. The service fees payable to selected financial institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans.
  The Manager and AIM Distributors have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by AIM Distributors of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or AIM Distributors of portions of the Fund's other operating expenses.
  Effective as of the close of business September 4, 1998, the Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") an annualized fee of $24.85 for each shareholder account that is open during any calendar month (this fee includes all out-of-pocket expenses), and an annualized fee of $0.70 per shareholder account that is closed during any calendar month fees are billed by AFS monthly in arrears on a prorated basis of 1/12 of the annualized fee for all such accounts.
  For the period January 1, 1998 to September 4, 1998, GT Global Investor Services, Inc., an affiliate of Chancellor LGT, was the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services received an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services was also reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.
  The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived based on the aggregate net assets of the funds which comprise the following investment companies: AIM Growth Series, AIM Investment Funds, AIM Series Trust, G.T. Global Variable Investment Series and G.T. Global Variable Investment Trust. The fee is calculated at the rate of 0.03% of the first $5 billion of assets of such investment companies, and 0.02% of the assets in excess of $5 billion. An amount is allocated to and paid by each such fund based on its relative average daily net assets.
  The Trust pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee. The Portfolio pays each of its Trustees who is not an employee, officer or director of the Manager, AIM Distributors or AFS $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustee.
   At December 31, 1998, all of the shares of beneficial interest of the Portfolio were owned either by the Fund or INVESCO (NY), Inc.

NOTE 3-PURCHASES AND SALES OF SECURITIES

  The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended December 31, 1998 was $61,020,877 and $61,119,926, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1998 is as follows:

Aggregate unrealized appreciation of investment
  securities                                        $10,571,589
---------------------------------------------------------------
Aggregate unrealized (depreciation) of investment
  securities                                           (967,318)
---------------------------------------------------------------
Net unrealized appreciation of investment
  securities                                        $ 9,604,271
===============================================================

  Cost of investments for tax purposes is $34,754,778.

NOTE 4-SHARE INFORMATION

Changes in the Fund's shares outstanding during the years ended December 31, 1998 and 1997 were as follows:

                                 1998                        1997
                       -------------------------   -------------------------
                         SHARES        AMOUNT        SHARES        AMOUNT
                       ----------   ------------   ----------   ------------
Sold:
  Class A               2,808,949   $ 42,444,424    2,067,494   $ 28,341,345
----------------------------------------------------------------------------
  Class B               1,807,272     26,359,785    2,192,656     29,216,057
----------------------------------------------------------------------------
  Advisor Class            63,569        992,118      156,123      2,292,127
----------------------------------------------------------------------------
Issued as
  reinvestment of
  dividends:
  Class A                  35,278        549,813       14,194        195,720
----------------------------------------------------------------------------
  Class B                  45,364        690,497       26,438        359,234
----------------------------------------------------------------------------
  Advisor Class             1,482         23,320          507          7,039
----------------------------------------------------------------------------
Reacquired:
  Class A              (2,155,365)   (33,148,164)  (1,992,960)   (27,546,271)
----------------------------------------------------------------------------
  Class B              (1,772,161)   (25,758,696)  (1,570,899)   (20,624,826)
----------------------------------------------------------------------------
  Advisor Class          (114,990)    (1,615,672)     (80,540)    (1,200,061)
----------------------------------------------------------------------------
                          719,398   $ 10,537,425      813,013   $ 11,040,364
============================================================================

NOTE 5-FUTURES CONTRACTS

  On December 31, 1998, $100,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for futures contracts. Open contracts were as follows:

                             NO. OF       MONTH/
         CONTRACT           CONTRACTS   COMMITMENT    APPRECIATION
         --------           ---------   ----------   --------------
Russell 2000 Index             10        March 99       $153,000

NOTE 6-EXPENSE REDUCTIONS

The Manager has directed certain portfolio trades to brokers who then paid a portion of the Portfolio's expenses. For the year ended December 31, 1998, the expenses of the Portfolio were reduced by $1,695 under these arrangements.

NOTE 7-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B, and Advisor Class outstanding during each of the years in the three-year period ended December 31, 1998 and the period October 18, 1995 (date operations commenced) through December 31, 1995;

                                                                                  CLASS A
                                                               -------------------------------------------
                                                               1998(a)        1997        1996       1995
                                                               -------       -------     ------     ------
Net asset value, beginning of period                           $ 14.27       $ 12.52     $11.80     $11.43
------------------------------------------------------------   -------       -------     ------     ------
Income from investment operations:
  Net investment income(b)                                       (0.19)(c)     (0.18)(c)  (0.05)(c)   0.04(c)
------------------------------------------------------------   -------       -------     ------     ------
  Net gains on securities (both realized and unrealized)          3.45          2.20       1.69       0.33
------------------------------------------------------------   -------       -------     ------     ------
    Total from investment operations                              3.26(b)       2.02      1.64        0.37
------------------------------------------------------------   -------       -------     ------     ------
Less distributions:
------------------------------------------------------------   -------       -------     ------     ------
  Distributions from net realized gains                          (0.50)        (0.27)     (0.92)        --
------------------------------------------------------------   -------       -------     ------     ------
    Total distributions                                          (0.50)        (0.27)     (0.92)        --
------------------------------------------------------------   -------       -------     ------     ------
Net asset value, end of period                                 $ 17.03       $ 14.27     $12.52     $11.80
============================================================   =======       =======     ======     ======
Total Return(d)                                                  23.15%        16.23%     13.81%      3.24%
============================================================   =======       =======     ======     ======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $24,737       $10,896     $8,448     $1,931
============================================================   =======       =======     ======     ======
Ratio of expenses to average net assets:
  With expense reductions and/or reimbursement                    1.75%(e)      1.92%      2.00%      2.00%(f)
============================================================   =======       =======     ======     ======
  Without expense reductions and/or reimbursement                 2.19%(e)      2.52%      3.09%     24.20%(f)
============================================================   =======       =======     ======     ======
Ratio of net investment income to average net assets:
  With expense reductions and/or reimbursement                   (1.29)%(e)    (1.40)%    (0.38)%     1.68%(f)
============================================================   =======       =======     ======     ======
  Without expense reductions and/or reimbursement                (1.73)%(e)    (2.00)%  (1.47)%     (20.52)%(f)
============================================================   =======       =======     ======     ======
Ratio of interest expense to average net assets(g)                0.01%           --         --         --
============================================================   =======       =======     ======     ======
Portfolio turnover rate(g)                                         190%          233%       150%        --
============================================================   =======       =======     ======     ======

(a) The Fund charged Investment Advisors on May 29, 1998.
(b) Before reimbursement the net investment loss per share would have been $(0.24), $(0.25), $(0.19), and $(0.47) for 1998-1995, respectively.
(c) Calculated using average shares outstanding.
(d) Does not deduct sales charges and is not annualized for periods less than one year.
(e) Ratios are based on average net assets of $12,647,418.
(f) Annualized
(g) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

                                                               CLASS B                                ADVISOR CLASS
                                               ---------------------------------------    -------------------------------------
                                               1998(a)        1997      1996     1995     1998(a)      1997     1996     1995
                                               -------      -------   -------   ------    ------      ------   ------   -------
Net asset value, beginning of period           $ 14.06      $ 12.42   $ 11.78   $11.43    $14.39      $12.58   $11.81   $ 11.43
-------------------------------------------    -------      -------   -------   ------    ------      ------   ------   -------
Income from investment operations:
  Net investment income(b)                       (0.29)(c)    (0.26)(c) (0.14)(c) 0.02(c)  (0.14)(c)   (0.14)(c)   --      0.05(c)
-------------------------------------------    -------      -------   -------   ------    ------      ------   ------   -------
  Net gains on securities (both
    realized and unrealized)                      3.37         2.17      1.70     0.33      3.46        2.22     1.69      0.33
-------------------------------------------    -------      -------   -------   ------    ------      ------   ------   -------
    Total from investment
      operations                                  3.08         1.91      1.56     0.35      3.32        2.08     1.69      0.38
-------------------------------------------    -------      -------   -------   ------    ------      ------   ------   -------
Less distributions:
-------------------------------------------    -------      -------   -------   ------    ------      ------   ------   -------
  Distributions from net
   realized gains                                (0.50)       (0.27)    (0.92)      --     (0.50)      (0.27)   (0.92)       --
-------------------------------------------    -------      -------   -------   ------    ------      ------   ------   -------
    Total distributions                          (0.50)       (0.27)    (0.92)      --     (0.50)      (0.27)   (0.92)       --
-------------------------------------------    -------      -------   -------   ------    ------      ------   ------   -------
Net asset value, end of period                 $ 16.64      $ 14.06   $ 12.42   $11.78    $17.21      $14.39   $12.58   $ 11.81
===========================================    =======      =======   =======   ======    ======      ======   ======   =======
Total Return(d)                                  22.22%       15.47%    13.14%    3.06%    23.38%      16.63%   14.22%     3.32%
===========================================    =======      =======   =======   ======    ======      ======   ======   =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)       $26,448      $21,222   $10,694   $2,024    $1,045      $1,592   $  435   $    52
===========================================    =======      =======   =======   ======    ======      ======   ======   =======
Ratio of expenses to average net assets:
  With expense reductions
    and/or reimbursement                          2.40%(e)     2.57%     2.65%    2.65%(f)  1.40%(e)    1.57%    1.65%     1.65%(f)
===========================================    =======      =======   =======   ======    ======      ======   ======   =======
  Without expense reductions
    and/or reimbursement                          2.85%(e)     3.17%     3.74%   24.85%(f)  1.84%(e)    2.17%    2.74%    23.85%(f)
===========================================    =======      =======   =======   ======    ======      ======   ======   =======
Ratio of net investment income to
  average net assets:
  With expense reductions
    and/or reimbursement                         (1.95)%(e)   (2.05)%   (1.03)%   1.03%(f) (0.94)%(e)  (1.05)%  (0.03)%    2.03%(f)
===========================================    =======      =======   =======   ======    ======      ======   ======   =======
  Without expense reductions
    and/or reimbursement                         (2.39)%(e)   (2.65)%   (2.12)%     --(f)  (1.38)%(e)  (1.65)%  (1.12)%  (20.17)%(f)
===========================================    =======      =======   =======   ======    ======      ======   ======   =======
Ratio of interest expense
    to average net assets(g)                      0.01%          --        --       --      0.01%         --       --        --
===========================================    =======      =======   =======   ======    ======      ======   ======   =======
Portfolio turnover rate(g)                         190%         233%      150%      --       190%        233%     150%       --%
===========================================    =======      =======   =======   ======    ======      ======   ======   =======

(a) The Fund changed Investment Advisors on May 29, 1998.
(b) Before reimbursement the net investment loss per share would have been $(0.35), $(0.33), $(0.28), and $(0.49) for 1998-1995, respectively for Class
    B, $(0.20), $(0.21), $(0.14), and $(0.46) for 1998-1995, respectively for
    Advisor Class.
(c) Calculated using average shares outstanding.
(d) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(e) Ratios are based on average net assets of $19,271,876 for Class B and $1,783,361 for Advisor Class.
(f) Annualized
(g) Portfolio turnover rates and ratio of interest expense to average net assets are calculated on the basis of the Small Cap Growth Portfolio as a whole without distinguishing between the classes of shares issued.

                                                                     APPENDIX II

                        ANNUAL REPORT / DECEMBER 31 1999

                        AIM ADVISOR LARGE CAP VALUE FUND

                                 [COVER IMAGE]


                             [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                  WALL STREET TO TRINITY CHURCH (1993, SERIES)

                        BY BEAU REDMOND, LIVING AMERICAN

          WHILE VISITING NEW YORK IN 1980, THE ARTIST WANTED TO SKETCH

         A WALL STREET SCENE BUT DID NOT HAVE ANY DRAWING PAPER, SO HE

          USED WHAT HE DID HAVE, A PAGE FROM THE WALL STREET JOURNAL.

         THEN, INSTEAD OF TRANSFERRING THE SKETCH TO CANVAS, HE PAINTED

            ON THE NEWSPAPER PAGE, CREATING AN EVOCATIVE MEDIUM THAT

         WOULD LEAD TO PAINTINGS SUCH AS THIS ONE. THIS PIECE CALLS TO

           MIND THE INDELIBLE LINK BETWEEN WALL STREET AND THE STOCK

          MARKET, WHERE LARGE-CAP COMPANIES ARE A MAJOR DRIVING FORCE.

                     -------------------------------------

AIM Advisor Large Cap Value Fund is for shareholders who seek a high total return on investment through growth of capital and current income, without regard to federal income tax considerations.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor Large Cap Value Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to different sales-charge structure and expenses.
o During the fiscal year ended 12/31/99, the fund paid distributions of $3.2380 per share for Class A shares and $3.0645 per share for Class B and Class C shares.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.


ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
o The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is generally considered representative of the stock market in general.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                        AIM ADVISOR LARGE CAP VALUE FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER

                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report has reconfirmed our
   [PHOTO OF        faith in two long-established principles of investing:
  Charles T.        portfolio diversification and long-term thinking. We could
    Bauer,          title this report "What a Difference a Year Makes."
 Chairman of            An investor surveying conditions when the fiscal year
 the Board of       opened on January 1, 1999, would have seen a market
   THE FUND         dominated by large-capitalization stocks and high-quality
 APPEARS HERE]      bonds, especially U.S. Treasuries. During 1998, two
                    well-known indexes of large-capitalization U.S. companies, the S&P 500 and the Dow Jones Industrial Average, were up
                    28.60% and 18.15%, respectively. By contrast, smaller-company stocks in the Russell 2000 had lost 2.55%.
                    Overseas, many markets were languishing, especially in Asia, where so many financial difficulties had originated in 1997.
                        In bond markets as well, name-brand quality was the
                    place to be. The Lehman Government/Corporate Bond Index,
which follows sovereign issues and investment-grade debt, was up 9.47%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had risen only 1.60%.
    It would be easy for an investor to conclude that blue-chip issues, whether equity or fixed-income, were the place to be, that it was time to divest himself of everything else and put all his eggs in the blue-chip basket. The investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continued to do very well, during 1999 markets broadened dramatically with many investment sectors performing a complete turnaround. For example, the small-cap stocks in the Russell 2000 were up 21.26% for calendar year 1999, and many Asian markets, particularly Japan, had staged a comeback.
    The same holds true of bonds. The higher-quality Lehman index was down 2.15% during 1999 while the Lehman High Yield index was up 2.39%.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain. We also continue to remind you that the past few years have seen extraordinary gains in some markets, and there is no assurance that this trend will continue.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by multiple signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio--and help ensure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended December 31, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                 STAYING FULLY

                           INVESTED IN A DIVERSIFIED

                               PORTFOLIO REMAINS

                             A COMPELLING STRATEGY

                                AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                LONG-TERM GAIN.

                     -------------------------------------

                        AIM ADVISOR LARGE CAP VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

RESURGENT MARKET TIDE DOESN'T LIFT
ALL BOATS

HOW DID AIM ADVISOR LARGE CAP VALUE FUND PERFORM DURING THE REPORTING PERIOD? The narrowness of equity markets coupled with the pullback of value-type stocks led to rather lackluster performance for AIM Advisor Large Cap Value Fund.
    For the fiscal year ended December 31, 1999, the fund had total returns of -0.01% for Class A shares, -0.75% for Class B shares and -0.71% for Class C shares. (These returns are at net asset value, which does not include sales charges.) Comparatively, the S&P 500 Index had a return of 21.03% for the reporting period, while the Russell 1000 Value Index finished the year with a return of 7.35%.

WHAT WAS THE MARKET ENVIRONMENT LIKE DURING 1999?

With the worst of the global financial crisis past, the question throughout much of 1999 was whether or not the Federal Reserve Board (the Fed) would need to raise interest rates to forestall inflation. Inflation fears spawned volatility in the markets, curbing high-flying technology, communications and financial stocks in the spring and bringing on a resurgence of more cyclical stocks, like energy and commodities.
    By midsummer, major stock indexes reached record highs, lifted by solid corporate earnings, continued tame inflation and renewed vitality among tech stocks. But investors' fears again dampened stocks as key economic indicators showed that the economy blazed ahead relentlessly. Ultimately, in three separate moves, the Fed raised the key federal funds rate from 4.75% to 5.50%.
    Despite persistent inflation fears, the U.S. economy continued to experience a near-record level of consumer confidence. Markets reached a fever pitch by the end of 1999, with some indexes again reaching new highs by the close of the year. How-ever, these record-breaking performances masked a rather narrow market--although the S&P 500 returned 14.9% for the fourth quarter, the average stock in the index was up only 8.2% for the same period.

HOW DID THE MARKET ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?
The shift to cyclical stocks during the second quarter of the year boosted the fund's performance. But the narrowing of the market as the year went on proved unfavorable for the fund because much of the market's run-up occurred in the technology sector, in which the fund was underweight relative to the S&P 500 (17.14% vs. 28.4%). The fund also had a higher weighting in financials than the index (18.32% vs. 13.2%), and many of these stocks were negatively affected by persistent inflation fears in the market.
    Further, even though value staged a comeback early in 1999, growth again widely outperformed value for the year, with the Russell 1000 Growth Index up 33.16%, compared to the Russell 1000 Value Index's 7.35% return for the 12-month period. The fund's value orienta-

PORTFOLIO COMPOSITION

As of 12/31/99, based on total net assets

==========================================================================================================
TOP 10 HOLDINGS                                       TOP 10 INDUSTRIES
----------------------------------------------------------------------------------------------------------
 1. General Electric Co.                     2.99%     1. Computers (Software & Services)            7.76%
 2. Bell Atlantic Corp.                      2.68      2. Financial (Diversified)                    6.76
 3. Exxon-Mobil Corp.                        2.55      3. Telephone                                  6.20
 4. Lowe's Companies, Inc.                   2.44      4. Computers (Hardware)                       5.64
 5. Computer Associates International, Inc.  2.43      5. Oil (International Integrated)             5.64
 6. MCI WorldCom, Inc.                       2.34      6. Manufacturing (Diversified)                5.29
 7. American General Corp.                   2.29      7. Banks (Money Center)                       4.30
 8. Intel Corp.                              2.02      8. Health Care (Diversified)                  3.93
 9. Schering-Plough Corp.                    1.87      9. Electrical Equipment                       3.75
10. Citigroup Inc.                           1.86     10. Health Care (Drugs-Major Pharmaceuticals)  3.53

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
==========================================================================================================

[ARTWORK]            -------------------------------------

                        GROWTH AGAIN WIDELY OUTPERFORMED

                              VALUE FOR THE YEAR.

                     -------------------------------------

          See important fund and index disclosures inside front cover.

                        AIM ADVISOR LARGE CAP VALUE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW


tion naturally made it susceptible to the effects of this outperformance; according to Morningstar Inc., a company that tracks mutual fund performance, the average large growth fund was up 39% for the year, compared to the average large value fund's return of 6% for the year.

WHY WAS THE FUND UNDERWEIGHT IN TECHNOLOGY?
Our investment discipline dictates that we evaluate each company's historical profitability relative to its current price, regardless of market sector. Technology now accounts for nearly 30% of the stocks in the S&P 500, making the index less diversified than in the past. Many technology stocks spiked during the fourth quarter of the year, generally appearing very overvalued, which means they did not fit in with the fund's high-quality, value bias.
    While the fund does have a heavier technology weighting than it did a year ago (17.14% vs. 12.2%), we have been reducing positions in some of our tech holdings to keep the fund within its value-oriented parameters. One tech holding that has benefited the fund is Computer Associates International, an independent software company that likens its products to the plumbing under a sink rather than the fancy faucet on top.

WHY DID FINANCIAL STOCKS HAVE SUCH A DIFFICULT YEAR?
Financial stocks tend to be more sensitive to interest rates than other stocks do, so when investors' inflation fears were at their peak, financial stocks bore the brunt of the market decline. The financials component of the S&P 500 finished with a return of only 3.97% for the year, which means that the fund's overweighting in financials did not bode well for its performance. However, we believe there is reason to be optimistic about financial stocks in the coming year. (See sidebar.)
    Even with the downturn in financial stocks, Citigroup, one of the world's largest financial-services companies and a fund holding, has bounced back substantially since 1998's global financial crisis eroded its stock along with that of many other financial companies.

HOW DID YOUR HEALTH-CARE HOLDINGS PERFORM?
In the current market, any hint that revenues will be light or that earnings will miss the consensus number is extremely detrimental to the stock price. Several of our health-care stocks, including American Home Products (AHP), experienced earnings disappointments this year and thus were punished quite severely. While we have trimmed our position in AHP, it is still a fund holding because the company has a good drug pipeline and strong performance from several new drugs, among them the estrogen-replacement drug Premarin.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The fundamentals for a continued favorable equity environment--solid economic growth and low inflation--appear to be in place for the coming year. That said, many analysts believe that the Fed will need to raise interest rates at least once--if not more--to slow economic growth to a more sustainable pace. It seems the same story that dogged markets in 1999 is so far continuing, with persistent upward pressure on interest rates.
    The good news is that the divergence in both performance and valuation in stocks has created an opportunity to add quality names to the portfolio at cheaper prices. We will continue to focus on high- quality value stocks for the portfolio regardless of market trends.

THE BENEFITS OF FINANCIAL REFORM
Congress voted on November 4, 1999 to reform the Glass-Steagall Act, created during the Great Depression to separate commercial and investment banking. Some analysts believe this reform could set off a flurry of merger-and-acquisition (M&A) activity among U.S. banks, insurance companies, investment managers and brokers.
    If structural deregulation does prompt M&A activity, less efficient firms could be seized by larger companies and streamlined by cutting costs. More M&A activity could also mean more competition among financial companies as they delve into previously untried areas. Banks may be particularly well poised because so many of them are diversifying into fee-based money management and services, areas that are far less sensitive to interest rates than traditional lending.
    Increased competition may also mean savings for consumers who tend to shop product by product rather than sticking with a single brand. With broader product lines, financial companies will be competing for many of the same customers; they will need to find ways to draw customers in, which can mean more efficient service and lower prices.

          See important fund and index disclosures inside front cover.

                        AIM ADVISOR LARGE CAP VALUE FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM ADVISOR LARGE CAP VALUE FUND VS. BENCHMARK INDEXES

12/31/89-12/31/99

in thousands
================================================================================
               AIM Advisor Large
             Cap Value Fund, Class    Russell 1000
                   C Shares            Value Index       S&P 500 Index
--------------------------------------------------------------------------------
12/89               10,000                                  10,307
12/90                9,625                9,191             11,067
12/91               12,857               11,453             12,549
12/92               13,479               13,035             14,257
12/93               14,713               15,397             14,456
12/94               15,109               15,091             18,219
12/95               19,684               20,878             22,953
12/96               23,065               25,396             30,913
12/97               30,137               34,332             40,240
12/98               34,099               39,698             49,400
12/99               33,854               42,614             53,204

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/99, including sales charges

================================================================================

CLASS A SHARES

Inception (12/31/96)              12.37%

1 year                            -5.52*

*-0.01%, excluding sales charges

CLASS B SHARES

Inception (3/3/98)                 1.26%

1 year                            -5.08*

*-0.75%, excluding CDSC

CLASS C SHARES

Inception (2/15/84)               13.59%

10 years                          12.97

5 years                           17.51

1 year                            -1.58*

*-0.71%, excluding CDSC
================================================================================

Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differing fees and expenses. For fund performance calculations and descriptions of the indexes cited on this page, please see the inside front cover.

ABOUT THIS CHART
The chart compares your fund's Class C shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to the indexes over the period 12/31/89-12/31/99. It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 Index or the Russell 1000 Value Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

                        AIM ADVISOR LARGE CAP VALUE FUND

SCHEDULE OF INVESTMENTS

DECEMBER 31, 1999

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-97.68%

AUTOMOBILES-1.36%

Ford Motor Co.                           41,000   $  2,190,937
--------------------------------------------------------------

BANKS (MAJOR REGIONAL)-2.39%

FleetBoston Financial Corp.              60,000      2,088,750
--------------------------------------------------------------
National City Corp.                      33,500        793,531
--------------------------------------------------------------
State Street Corp.                       13,200        964,425
--------------------------------------------------------------
                                                     3,846,706
--------------------------------------------------------------

BANKS (MONEY CENTER)-4.30%

Bank of America Corp.                    45,674      2,292,264
--------------------------------------------------------------
Chase Manhattan Corp. (The)              34,500      2,680,219
--------------------------------------------------------------
First Union Corp.                        60,000      1,968,750
--------------------------------------------------------------
                                                     6,941,233
--------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-1.46%

Anheuser-Busch Cos, Inc.                 33,200      2,353,050
--------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.24%

MediaOne Group, Inc.                     26,000      1,997,125
--------------------------------------------------------------

CHEMICALS-1.82%

Dow Chemical Co. (The)                   13,200      1,763,850
--------------------------------------------------------------
Praxair, Inc.                            23,300      1,172,281
--------------------------------------------------------------
                                                     2,936,131
--------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-0.99%

ADC Telecommunications, Inc.(a)          22,000      1,596,375
--------------------------------------------------------------

COMPUTERS (HARDWARE)-5.64%

Compaq Computer Corp.                    36,200        979,662
--------------------------------------------------------------
Hewlett-Packard Co.                      26,200      2,985,162
--------------------------------------------------------------
International Business Machines
  Corp.                                  25,700      2,775,600
--------------------------------------------------------------
Sun Microsystems, Inc.(a)                30,500      2,361,844
--------------------------------------------------------------
                                                     9,102,268
--------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-7.76%

Cadence Design Systems, Inc.(a)          65,200      1,564,800
--------------------------------------------------------------
Computer Associates International,
  Inc.                                   56,000      3,916,500
--------------------------------------------------------------
Compuware Corp.(a)                       54,100      2,015,225
--------------------------------------------------------------
Microsoft Corp.(a)                       17,400      2,031,450
--------------------------------------------------------------
Oracle Corp.(a)                          26,650      2,986,466
--------------------------------------------------------------
                                                    12,514,441
--------------------------------------------------------------

CONSTRUCTION (CEMENT & AGGREGATES)-1.07%

Vulcan Materials Co.                     43,300      1,729,294
--------------------------------------------------------------

CONSUMER FINANCE-0.98%

Household International, Inc.            42,300      1,575,675
--------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.51%

SUPERVALU, INC                           41,200        824,000
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
ELECTRIC COMPANIES-2.71%

DTE Energy Co.                           35,000   $  1,098,125
--------------------------------------------------------------
GPU, Inc.                                35,000      1,047,812
--------------------------------------------------------------
Southern Co. (The)                       33,200        780,200
--------------------------------------------------------------
Teco Energy, Inc.                        78,000      1,447,875
--------------------------------------------------------------
                                                     4,374,012
--------------------------------------------------------------

ELECTRICAL EQUIPMENT-3.75%

Emerson Electric Co.                     21,200      1,216,350
--------------------------------------------------------------
General Electric Co.                     31,200      4,828,200
--------------------------------------------------------------
                                                     6,044,550
--------------------------------------------------------------

ELECTRONICS (SEMICONDUCTORS)-2.02%

Intel Corp.                              39,600      3,259,575
--------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-6.76%

American General Corp.                   48,600      3,687,525
--------------------------------------------------------------
Citigroup Inc.                           54,000      3,000,375
--------------------------------------------------------------
Fannie Mae                               25,000      1,560,937
--------------------------------------------------------------
MGIC Investment Corp.                    44,000      2,648,250
--------------------------------------------------------------
                                                    10,897,087
--------------------------------------------------------------

FOODS-0.37%

H.J. Heinz Co.                           15,000        597,187
--------------------------------------------------------------

HEALTH CARE (DIVERSIFIED)-3.93%

Abbott Laboratories                      24,500        889,656
--------------------------------------------------------------
American Home Products Corp.             35,900      1,415,806
--------------------------------------------------------------
Bristol-Myers Squibb Co.                 25,700      1,649,619
--------------------------------------------------------------
Johnson & Johnson                        25,500      2,374,687
--------------------------------------------------------------
                                                     6,329,768
--------------------------------------------------------------

HEALTH CARE (DRUGS-MAJOR
  PHARMACEUTICALS)-3.53%

Merck & Co., Inc.                        40,000      2,682,500
--------------------------------------------------------------
Schering-Plough Corp.                    71,400      3,012,187
--------------------------------------------------------------
                                                     5,694,687
--------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.58%

Biomet, Inc.                             23,500        940,000
--------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.51%

Quintiles Transnational Corp.(a)         44,400        829,725
--------------------------------------------------------------

HOUSEHOLD FURNISHING &
  APPLIANCES-0.65%

Whirlpool Corp.                          16,100      1,047,506
--------------------------------------------------------------

HOUSEHOLD PRODUCTS (NON-DURABLES)-3.02%

Kimberly-Clark Corp.                     37,900      2,472,975
--------------------------------------------------------------
Procter & Gamble, Co. (The)              21,900      2,399,419
--------------------------------------------------------------
                                                     4,872,394
--------------------------------------------------------------

INSURANCE (LIFE/HEALTH)-1.44%

Jefferson-Pilot Corp.                    22,700      1,549,275
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
INSURANCE (LIFE/HEALTH)-(CONTINUED)

Torchmark Corp.                          26,700   $    775,969
--------------------------------------------------------------
                                                     2,325,244
--------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.67%

American International Group, Inc.       10,000      1,081,250
--------------------------------------------------------------

INVESTMENT BANKING/BROKERAGE-1.78%

Morgan Stanley Dean Witter & Co.         20,150      2,876,413
--------------------------------------------------------------

IRON & STEEL-0.67%

Nucor Corp.                              19,600      1,074,325
--------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.46%

Mattel, Inc.                             56,700        744,188
--------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-5.29%

Illinois Tool Works, Inc.                32,677      2,207,740
--------------------------------------------------------------
Minnesota Mining and Manufacturing
  Co.                                    16,500      1,614,938
--------------------------------------------------------------
Textron, Inc.                            22,400      1,717,800
--------------------------------------------------------------
Tyco International Ltd.                  32,600      1,267,325
--------------------------------------------------------------
United Technologies Corp.                26,500      1,722,500
--------------------------------------------------------------
                                                     8,530,303
--------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.53%

York International Corp.                 30,900        847,819
--------------------------------------------------------------

OIL (INTERNATIONAL
  INTEGRATED)-5.64%

Chevron Corp.                            18,100      1,567,913
--------------------------------------------------------------
Exxon Mobil Corp.                        51,000      4,108,688
--------------------------------------------------------------
Repsol S.A.-ADR (Spain)                  41,900        974,175
--------------------------------------------------------------
Royal Dutch Petroleum Co.-New York
  Shares-ADR (Netherlands)               40,400      2,441,675
--------------------------------------------------------------
                                                     9,092,451
--------------------------------------------------------------

PAPER & FOREST PRODUCTS-1.07%

International Paper Co.                  30,700      1,732,631
--------------------------------------------------------------

PHOTOGRAPHY/IMAGING-0.73%

Xerox Corp.                              52,000      1,179,750
--------------------------------------------------------------

PUBLISHING (NEWSPAPERS)-1.86%

Gannett Co., Inc.                        36,700      2,993,344
--------------------------------------------------------------

RESTAURANTS-1.00%

McDonald's Corp.                         40,100      1,616,531
--------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-3.29%

Lowe's Cos., Inc.                        66,000      3,943,500
--------------------------------------------------------------
Sherwin-Williams Co.                     64,700      1,358,700
--------------------------------------------------------------
                                                     5,302,200
--------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
RETAIL (DEPARTMENT STORES)-0.56%

Dillards, Inc.-Class A                   44,400   $    896,325
--------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.81%

Albertson's, Inc.                        40,400      1,302,900
--------------------------------------------------------------

RETAIL (GENERAL MERCHANDISE)-0.74%

Costco Wholesale Corp.(a)                13,000      1,186,250
--------------------------------------------------------------

RETAIL (SPECIALTY)-0.64%

Office Depot, Inc.(a)                    93,700      1,024,844
--------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.66%

First Data Corp.                         54,300      2,677,669
--------------------------------------------------------------

SPECIALTY PRINTING-0.90%

Deluxe Corp.                             53,100      1,456,931
--------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-3.26%

AT&T Corp.                               29,100      1,476,825
--------------------------------------------------------------
MCI WorldCom, Inc.(a)                    71,250      3,780,703
--------------------------------------------------------------
                                                     5,257,528
--------------------------------------------------------------

TELEPHONE-6.20%

ALLTEL Corp.                             10,800        893,025
--------------------------------------------------------------
Bell Atlantic Corp.                      70,100      4,315,531
--------------------------------------------------------------
SBC Communications, Inc.                 54,087      2,636,741
--------------------------------------------------------------
US West, Inc.                            30,000      2,160,000
--------------------------------------------------------------
                                                    10,005,297
--------------------------------------------------------------

TEXTILES (APPAREL)-0.43%

Liz Claiborne, Inc.                      18,300        688,538
--------------------------------------------------------------

TOBACCO-0.70%

Philip Morris Cos. Inc.                  48,500      1,124,594
--------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $113,888,199)                                157,511,051
--------------------------------------------------------------

                                     PRINCIPAL
                                       AMOUNT
U.S. GOVERNMENT AGENCY
  SECURITIES-2.72%

FEDERAL HOME LOAN BANK-2.72%

Disc. Notes,(b)
  1.50%, 01/03/00 (Cost $4,385,635)  $4,386,000      4,385,635
--------------------------------------------------------------
TOTAL INVESTMENTS-100.40% (Cost
  $118,273,834)                                    161,896,686
--------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(0.40%)                                      (640,236)
--------------------------------------------------------------
NET ASSETS-100.00%                                $161,256,450
==============================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Disc. - Discounted

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1999

ASSETS:

Investments, at market value (cost
  $118,273,834)                              $161,896,686
---------------------------------------------------------
Receivables for:
  Capital stock sold                              128,484
---------------------------------------------------------
  Interest and dividends                          215,784
---------------------------------------------------------
Investment for deferred compensation plan          12,597
---------------------------------------------------------
Other assets                                       14,320
---------------------------------------------------------
    Total assets                              162,267,871
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                        452,661
---------------------------------------------------------
  Deferred compensation plan                       12,597
---------------------------------------------------------
Accrued advisory fees                             102,022
---------------------------------------------------------
Administrative services fees                        4,247
---------------------------------------------------------
Accrued distribution fees                         372,598
---------------------------------------------------------
Accrued transfer agent fees                         9,918
---------------------------------------------------------
Accrued operating expenses                         57,378
---------------------------------------------------------
    Total liabilities                           1,011,421
---------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING  $161,256,450
=========================================================

NET ASSETS:

Class A                                      $ 12,011,184
=========================================================
Class B                                      $  6,572,901
=========================================================
Class C                                      $142,672,365
=========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     549,760
=========================================================
Class B:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     302,862
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   6,575,037
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      21.85
---------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.85 divided by
       94.50%)                               $      23.12
=========================================================
Class B:
  Net asset value and offering price per
    share                                    $      21.70
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      21.70
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1999

INVESTMENT INCOME:

Dividends (net of $53,387 foreign
  withholding tax)                           $  3,415,803
---------------------------------------------------------
Interest                                          202,066
---------------------------------------------------------
    Total investment income                     3,617,869
---------------------------------------------------------

EXPENSES:

Advisory fees                                   1,382,625
---------------------------------------------------------
Administrative services fees                       25,205
---------------------------------------------------------
Custodian fees                                     24,305
---------------------------------------------------------
Operating services fees                           434,220
---------------------------------------------------------
Directors' fees and expenses                        4,977
---------------------------------------------------------
Distribution fees-Class A                          45,980
---------------------------------------------------------
Distribution fees-Class B                          56,134
---------------------------------------------------------
Distribution fees-Class C                       1,655,995
---------------------------------------------------------
Transfer Agent Fees-Class A                        12,763
---------------------------------------------------------
Transfer Agent Fees-Class B                         1,909
---------------------------------------------------------
Transfer Agent Fees-Class C                        56,313
---------------------------------------------------------
Other                                              46,418
---------------------------------------------------------
    Total expenses                              3,746,844
---------------------------------------------------------
Less: Fees waived                                (264,083)
---------------------------------------------------------
    Expenses paid indirectly                       (1,655)
---------------------------------------------------------
    Net expenses                                3,481,106
---------------------------------------------------------
Net investment income                             136,763
---------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES:

Net realized gain from investment
  securities                                   31,241,883
---------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities     (33,428,078)
---------------------------------------------------------
    Net gain (loss) on investment
       securities                              (2,186,195)
---------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  $ (2,049,432)
=========================================================

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                  1999           1998
                                                              ------------   -------------
OPERATIONS:

  Net investment income                                       $    136,763   $     383,276
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                  31,241,883      13,666,132
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (33,428,078)      9,514,639
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      operations                                                (2,049,432)     23,564,047
------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:

  Class A                                                         (103,102)        (63,186)
------------------------------------------------------------------------------------------
  Class B                                                           (9,281)         (4,659)
------------------------------------------------------------------------------------------
  Class C                                                         (252,383)       (130,140)
------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains on investment securities:

  Class A                                                       (1,495,160)     (1,168,568)
------------------------------------------------------------------------------------------
  Class B                                                         (840,484)       (558,881)
------------------------------------------------------------------------------------------
  Class C                                                      (17,808,848)    (14,182,679)
------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                       (2,025,526)     10,506,884
------------------------------------------------------------------------------------------
  Class B                                                          152,238       7,500,215
------------------------------------------------------------------------------------------
  Class C                                                      (19,999,780)      2,997,348
------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      (44,431,758)     28,460,381
------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          205,688,208     177,227,827
------------------------------------------------------------------------------------------
  End of period                                               $161,256,450   $ 205,688,208
==========================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $107,291,948   $ 127,632,168
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (19,552)        210,789
------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities    10,361,202         794,321
------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities              43,622,852      77,050,930
------------------------------------------------------------------------------------------
                                                              $161,256,450   $ 205,688,208
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 1999

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor Large Cap Value Fund (the "Fund") is a series portfolio of AIM Advisor Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of four separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve a high total return on investment through growth of capital and current income, without regard to federal income tax considerations.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
     Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. On December 31, 1999, undistributed net investment income was decreased by $2,338, undistributed net realized gains decreased by $1,530,510 and paid-in capital increased by $1,532,848 as a result of differing book/tax treatment of equalization credits. Net assets of the Fund were unaffected by the reclassifications.
C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.75% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Capital Management, Inc. ("ICM") whereby AIM pays ICM an annual rate of 0.20% of the Fund's average daily net assets.
  The Company, pursuant to an operating services agreement with AIM, agreed to pay AIM an annual rate of 0.45% of the Fund's average daily net assets for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. The agreement provided that AIM pay all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the year ended December 31, 1999, AIM was paid $183,274 under the agreement. As of June 1, 1998, AIM voluntarily agreed to limit the operating services fees to an annual rate of 0.45% of the first $50 million of the Fund's average daily net assets and 0.10% of the Fund's average daily net assets in excess of $50 million. During the year ended December 31, 1999, AIM voluntarily waived operating services fees in the amount of $250,946.
  Pursuant to an amended operating services agreement effective July 1, 1999, the Fund shall pay costs incurred for providing operating services, such as accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. Further, the Fund's operating expenses are limited to 0.45% of the Fund's average daily net assets.
  Following the amendment to the operating services agreement effective July 1, 1999, the Fund entered into a master administrative services agreement with AIM. Pursuant to a master administrative services agreement, the Fund has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the period July 1, 1999 though December 31, 1999, AIM was paid $25,205 for such services.
  Following the amendment to the operating services agreement effective July 1, 1999, the Fund entered into a transfer agency and service agreement with A I M Fund Services, Inc. ("AFS"). Pursuant to a transfer agency and service agreement, the Fund agreed to pay AFS a fee for providing transfer agency and shareholder services to the Fund. For the period July 1, 1999 through December 31, 1999, AFS was paid $49,423 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively, the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. AIM Distributors has contractually agreed to limit the Class A shares plan payments to 0.25% for three years beginning August 4, 1997. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended December 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $32,843, $56,134 and $1,655,995, respectively, as compensation under the Plans. During the year ended December 31, 1999, AIM Distributors waived fees of $13,137 for Class A shares.
  AIM Distributors received commissions of $20,196 from sales of the Class A shares of the Fund during the year ended December 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended December 31, 1999, AIM Distributors received $29,018 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the period July 1, 1999 through December 31, 1999, the Fund paid legal fees of $1,113 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the year ended December 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $706 and $949, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $1,655 during the year ended December 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1999 was $78,092,874 and $118,841,686, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 1999 was as follows:

Aggregate unrealized appreciation of
  investment securities                       $50,107,417
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (6,484,595)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                  $43,622,822
=========================================================

Cost of investments for tax purposes is $118,273,864.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended December 31, 1999 and 1998 were as follows:

                                   1999                        1998
                         -------------------------   -------------------------
                           SHARES        AMOUNT        SHARES        AMOUNT
                         ----------   ------------   ----------   ------------
Sold:
  Class A                   159,413   $  4,077,027      546,830   $ 13,836,246
------------------------------------------------------------------------------
  Class B                   227,858      5,636,287      312,678      8,015,582
------------------------------------------------------------------------------
  Class C                   440,345     10,891,628      745,155     18,894,552
------------------------------------------------------------------------------
Issued as reinvestment
  of dividends:
  Class A                    72,911      1,550,569       48,828      1,187,383
------------------------------------------------------------------------------
  Class B                    37,976        796,679       20,082        485,925
------------------------------------------------------------------------------
  Class C                   787,496     16,527,190      553,152     13,379,377
------------------------------------------------------------------------------
Reacquired:
  Class A                  (305,004)    (7,653,122)    (180,617)    (4,516,745)
------------------------------------------------------------------------------
  Class B                  (255,300)    (6,280,728)     (40,432)    (1,001,292)
------------------------------------------------------------------------------
  Class C                (1,944,581)   (47,418,598)  (1,159,833)   (29,276,581)
------------------------------------------------------------------------------
                           (778,886)  $(21,873,068)     845,843   $ 21,004,447
==============================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during each of the years in the three-year period ended December 31, 1999, for a share of Class B capital stock outstanding during the year ended December 31, 1999 and the period March 3, 1998 (date sales commenced) through December 31, 1998, and for a share of Class C capital stock outstanding during each of the years in the five-year period ended December 31, 1999.

                                                                       CLASS A(a)                   CLASS B
                                                              -----------------------------    ------------------
                                                               1999      1998(b)    1997(b)      1999      1998
                                                              -------    -------    -------    -------    -------
Net asset value, beginning of period                          $ 25.20    $ 24.11    $ 20.57    $ 25.06    $ 25.59
------------------------------------------------------------  -------    -------    -------    -------    -------
Income from investment operations:
  Net investment income                                          0.19       0.20       0.23       0.01       0.02
------------------------------------------------------------  -------    -------    -------    -------    -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.30)      3.11       6.17      (0.31)      1.57
------------------------------------------------------------  -------    -------    -------    -------    -------
    Total from investment operations                            (0.11)      3.31       6.40      (0.30)      1.59
------------------------------------------------------------  -------    -------    -------    -------    -------
Less distributions:
  Dividends from net investment income                          (0.22)     (0.12)     (0.15)     (0.04)     (0.02)
------------------------------------------------------------  -------    -------    -------    -------    -------
  Distributions from net realized gains                         (3.02)     (2.10)     (2.71)     (3.02)     (2.10)
------------------------------------------------------------  -------    -------    -------    -------    -------
    Total distributions                                         (3.24)     (2.22)     (2.86)     (3.06)     (2.12)
------------------------------------------------------------  -------    -------    -------    -------    -------
Net asset value, end of period                                $ 21.85    $ 25.20    $ 24.11    $ 21.70    $ 25.06
============================================================  =======    =======    =======    =======    =======
Total return(c)                                                 (0.01)%    14.07%     31.66%     (0.75)%     6.51%
============================================================  =======    =======    =======    =======    =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $12,011    $15,684    $ 5,000    $ 6,573    $ 7,325
============================================================  =======    =======    =======    =======    =======
Ratio of expenses to average net assets(d)                       1.26%(e)   1.30%      1.46%      1.95%(e)   2.05%(f)
============================================================  =======    =======    =======    =======    =======
Ratio of net investment income to average net assets(g)          0.70%(e)   0.91%      0.77%      0.01%(e)   0.16%(f)
============================================================  =======    =======    =======    =======    =======
Portfolio turnover rate                                            44%        52%        34%        44%        52%
============================================================  =======    =======    =======    =======    =======

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or reimbursement were 1.50%, 1.55% and 1.56% for 1999-1997 for Class A and 2.09% and 2.20% (annualized) for 1999-1998 for Class B.
(e) Ratios are based on average net assets of $13,137,049 and $5,613,443 for Class A and Class B, respectively.
(f) Annualized.
(g) After fee waivers and/or reimbursements. Ratios of net investment income
    (loss) to average net assets prior to fee waivers and/or reimbursement were 0.46%, 0.66% and 0.67% for 1999-1997 for Class A, and (0.13)% and 0.01%
    (annualized) for 1999-1998 for Class B.

                                                                                      CLASS C(a)
                                                              -----------------------------------------------------------
                                                                1999         1998       1997(b)        1996        1995
                                                              --------     --------     --------     --------    --------
Net asset value, beginning of period                          $  25.05     $  24.08     $  20.57     $  17.60    $  13.96
------------------------------------------------------------  --------     --------     --------     --------    --------
Income from investment operations:
  Net investment income                                           0.01         0.04         0.01         0.05        0.10
------------------------------------------------------------  --------     --------     --------     --------    --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.30)        3.05         6.21         2.97        4.11
------------------------------------------------------------  --------     --------     --------     --------    --------
    Total from investment operation                              (0.29)        3.09         6.22         3.02        4.21
------------------------------------------------------------  --------     --------     --------     --------    --------
Less distributions:
  Dividends from net investment income                           (0.04)       (0.02)          --        (0.05)      (0.10)
------------------------------------------------------------  --------     --------     --------     --------    --------
  Distributions from net realized gains                          (3.02)       (2.10)       (2.71)          --       (0.47)
------------------------------------------------------------  --------     --------     --------     --------    --------
    Total distributions                                          (3.06)       (2.12)       (2.71)       (0.05)      (0.57)
------------------------------------------------------------  --------     --------     --------     --------    --------
Net asset value, end of period                                $  21.70     $  25.05     $  24.08     $  20.57    $  17.60
============================================================  ========     ========     ========     ========    ========
Total return(c)                                                  (0.71)%      13.15%       30.66%       17.17%      30.28%
============================================================  ========     ========     ========     ========    ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $142,672     $182,679     $172,228     $137,416    $113,573
============================================================  ========     ========     ========     ========    ========
Ratio of expenses to average net assets(d)                        1.95%(e)     2.05%        2.21%        2.26%       2.28%
============================================================  ========     ========     ========     ========    ========
Ratio of net investment income to average net assets(f)           0.01%(e)     0.16%        0.02%        0.24%       0.64%
============================================================  ========     ========     ========     ========    ========
Portfolio turnover rate                                             44%          52%          34%          19%         17%
============================================================  ========     ========     ========     ========    ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
(b) Calculated using average shares outstanding.
(c) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(d) After fee waivers and/or reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or reimbursement were 2.09% and 2.20% for 1999-1998.
(e) Ratios are based on average net assets of $165,599,460.
(f) After fee waivers and/or reimbursements. Ratios of net investment income
    (loss) to average net assets prior to fee waivers and/or reimbursement were (0.13)% and 0.01% for 1999-1998.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM Advisor Large Cap Value Fund:

                       We have audited the accompanying statement of assets and liabilities of AIM Advisor Large Cap Fund (a portfolio of AIM Advisor Funds, Inc.), including the schedule of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Advisor Large Cap Value Fund as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with generally accepted accounting principles.

                       KPMG LLP

                       February 4, 2000
                       Houston, Texas

BOARD OF DIRECTORS                            OFFICERS                              OFFICE OF THE FUND
Charles T. Bauer                              Charles T. Bauer                      11 Greenway Plaza
Chairman                                      Chairman                              Suite 100
A I M Management Group Inc.                                                         Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                             INVESTMENT ADVISOR
Director
ACE Limited;                                  Carol F. Relihan                      A I M Advisors, Inc.
Formerly Director, President, and             Senior Vice President and Secretary   11 Greenway Plaza
Chief Executive Officer                                                             Suite 100
COMSAT Corporation                            Gary T. Crum                          Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                                                        SUB-ADVISOR
Director                                      Dana R. Sutton
Cortland Trust Inc.                           Vice President and Treasurer          INVESCO Capital Management, Inc.
                                                                                    1315 Peachtree Street, N.E.
Edward K. Dunn Jr.                            Robert G. Alley                       Atlanta, GA 30309
Chairman, Mercantile Mortgage Corp.;          Vice President
Formerly Vice Chairman, President                                                   TRANSFER AGENT
and Chief Operating Officer,                  Stuart W. Coco
Mercantile-Safe Deposit & Trust Co.; and      Vice President                        A I M Fund Services, Inc.
President, Mercantile Bankshares                                                    P.O. Box 4739
                                              Melville B. Cox                       Houston, TX 77210-4739
Jack Fields                                   Vice President
Chief Executive Officer                                                             CUSTODIAN
Texana Global, Inc.;                          Karen Dunn Kelley
Formerly Member                               Vice President                        State Street Bank and Trust Company
of the U.S. House of Representatives                                                225 Franklin Street
                                              Edgar M. Larsen                       Boston, MA 02110
Carl Frischling                               Vice President
Partner                                                                             COUNSEL TO THE FUND
Kramer, Levin, Naftalis & Frankel LLP         Mary J. Benson
                                              Assistant Vice President and          Ballard Spahr
Robert H. Graham                              Assistant Treasurer                   Andrews & Ingersoll, LLP
President and Chief Executive Officer                                               1735 Market Street
A I M Management Group Inc.                   Sheri Morris                          Philadelphia, PA 19103
                                              Assistant Vice President and
Prema Mathai-Davis                            Assistant Treasurer                   COUNSEL TO THE DIRECTORS
Chief Executive Officer, YWCA of the U.S.A.
                                              Renee A. Friedli                      Kramer, Levin, Naftalis & Frankel LLP
Lewis F. Pennock                              Assistant Secretary                   919 Third Avenue
Attorney                                                                            New York, NY 10022
                                              P. Michelle Grace
Louis S. Sklar                                Assistant Secretary                   DISTRIBUTOR
Executive Vice President
Hines Interests                               Nancy L. Martin                       A I M Distributors, Inc.
Limited Partnership                           Assistant Secretary                   11 Greenway Plaza
                                                                                    Suite 100
                                              Ofelia M. Mayo                        Houston, TX 77046
                                              Assistant Secretary
                                                                                    AUDITORS
                                              Lisa A. Moss
                                              Assistant Secretary                   KPMG LLP
                                                                                    700 Louisiana
                                              Kathleen J. Pflueger                  Houston, TX 77002
                                              Assistant Secretary

                                              Samuel D. Sirko
                                              Assistant Secretary

                                              Stephen I. Winer
                                              Assistant Secretary

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
AIM Advisor Large Cap Value Fund Class A, Class B, and Class C shares paid ordinary dividends in the amount of $0.401, $0.2275, and $0.2275 per share, respectively, to shareholders during its tax year ended December 31, 1999. Of these amounts, 100% is eligible for the dividends received deduction for corporations.

The Fund also distributed long-term capital gains of $20,386,010 for the Fund's tax year ended December 31, 1999. Of long-term capital gains distributed, 100% is 20% rate gain.

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                              MONEY MARKET FUNDS                     A I M Management Group Inc. has provided leadership
AIM Aggressive Growth Fund                AIM Money Market Fund                  in the mutual fund industry since 1976 and managed
AIM Blue Chip Fund                        AIM Tax-Exempt Cash Fund               approximately $160 billion in assets for more than
AIM Capital Development Fund                                                     6.6 million shareholders, including individual
AIM Constellation Fund(1)                 INTERNATIONAL GROWTH FUNDS             investors, corporate clients and financial
AIM Dent Demographic Trends Fund          AIM Advisor International Value Fund   institutions, as of December 31, 1999.
AIM Large Cap Growth Fund                 AIM Asian Growth Fund                      The AIM Family of Funds--Registered Trademark--
AIM Mid Cap Equity Fund                   AIM Developing Markets Fund            is distributed nationwide, and AIM today is the
AIM Mid Cap Growth Fund                   AIM Euroland Growth Fund(4)            eighth-largest mutual fund complex in the United
AIM Mid Cap Opportunities Fund            AIM European Development Fund          States in assets under management, according to
AIM Select Growth Fund                    AIM International Equity Fund          Strategic Insight, an independent mutual fund
AIM Small Cap Growth Fund(2)              AIM Japan Growth Fund                  monitor.
AIM Small Cap Opportunities Fund(3)       AIM Latin American Growth Fund
AIM Value Fund                            AIM New Pacific Growth Fund
AIM Weingarten Fund
                                          GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                     AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                     AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund              GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                         AIM Global Growth & Income Fund
AIM Basic Value Fund                      AIM Global Utilities Fund
AIM Charter Fund
                                          GLOBAL INCOME FUNDS
INCOME FUNDS                              AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                    AIM Global Government Income Fund
AIM High Yield Fund                       AIM Global Income Fund
AIM High Yield Fund II                    AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund          THEME FUNDS
AIM Limited Maturity Treasury Fund        AIM Global Consumer Products and Services Fund
                                          AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                     AIM Global Health Care Fund
AIM High Income Municipal Fund            AIM Global Infrastructure Fund
AIM Municipal Bond Fund                   AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut   AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund            AIM Global Trends Fund(6)

(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5) On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after April 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        LCV-AR-1

AIM Distributions, Inc.

                                                                    Appendix III

                              AIM BASIC VALUE FUND
                        AIM ADVISOR LARGE CAP VALUE FUND
                   PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
                                   (UNAUDITED)

                  SHARES                                                                              MARKET VALUE
-------------------------------------                                                   ---------------------------------------
AIM ADVISOR                                                                             AIM ADVISOR
 LARGE CAP     AIM BASIC    PRO FORMA                                                    LARGE CAP      AIM BASIC    PRO FORMA
VALUE FUND    VALUE FUND    COMBINING                                                    VALUE FUND     VALUE FUND   COMBINING
                                            COMMON STOCKS & OTHER EQUITY
                                            INTERESTS -- 94.57%
                                            AUTOMOBILES--0.74%
    41,000             --        41,000     Ford Motor Co.                                $ 2,190,937   $       --   $ 2,190,937
==========    ===========   ===========                                                   ===========  ===========   ===========
                                            BANKS (MAJOR REGIONAL)--1.90%
    60,000         51,800       111,800     FleetBoston Financial Corp.                     2,088,750    1,803,287     3,892,037
----------    -----------   -----------                                                   -----------  -----------   -----------
    33,500             --        33,500     National City Corp.                               793,531           --       793,531
----------    -----------   -----------                                                   -----------  -----------   -----------
    13,200             --        13,200     State Street Corp.                                964,425           --       964,425
==========    ===========   ===========                                                   ===========  ===========   ===========
                                                                                                                       5,649,993
==========    ===========   ===========                                                   ===========  ===========   ===========

                                            BANKS (MONEY CENTER)--3.54%
    45,674         71,425       117,099     Bank of America Corp.                           2,292,264    3,584,642     5,876,906
----------    -----------   -----------                                                   -----------  -----------   -----------
    34,500             --        34,500     Chase Manhattan Corp. (The)                     2,680,219           --     2,680,219
----------    -----------   -----------                                                   -----------  -----------   -----------
    60,000             --        60,000     First Union Corp.                               1,968,750           --     1,968,750
==========    ===========   ===========                                                   ===========  ===========   ===========
                                                                                                                      10,525,875
==========    ===========   ===========                                                   ===========  ===========   ===========

                                            BEVERAGES (ALCOHOLIC)--0.79%
    33,200             --        33,200     Anheuser-Busch Cos, Inc.                        2,353,050           --     2,353,050
==========    ===========   ===========                                                   ===========  ===========   ===========
                                            BROADCASTING (TELEVISION, RADIO & CABLE)
                                            0.67%
    26,000             --        26,000     MediaOne Group, Inc.                            1,997,125           --     1,997,125
==========    ===========   ===========                                                   ===========  ===========   ===========
                                            CHEMICALS--0.99%
    13,200             --        13,200     Dow Chemical Co. (The)                          1,763,850           --     1,763,850
----------    -----------   -----------                                                   -----------  -----------   -----------
    23,300                       23,300     Praxair, Inc.                                   1,172,281           --     1,172,281
==========    ===========   ===========                                                   ===========  ===========   ===========
                                                                                                                       2,936,131
==========    ===========   ===========                                                   ===========  ===========   ===========
                                            CHEMICALS (SPECIALTY)--0.34%
        --         33,300        33,300     Sigma-Aldrich Corp.                                    --    1,001,081     1,001,081
==========    ===========   ===========                                                   ===========  ===========   ===========
                                            COMMUNICATIONS EQUIPMENT--0.54%
    22,000             --        22,000     ADC Telecommunications, Inc. (a)                1,596,375           --     1,596,375
==========    ===========   ===========                                                   ===========  ===========   ===========
                                            COMPUTERS (HARDWARE)--3.06%
    36,200             --        36,200     Compaq Computer Corp.                             979,662           --       979,662
----------    -----------   -----------                                                   -----------  -----------   -----------
    26,200             --        26,200     Hewlett-Packard Co.                             2,985,162           --     2,985,162
----------    -----------   -----------                                                   -----------  -----------   -----------
    25,700             --        25,700     International Business Machines Corp.           2,775,600           --     2,775,600
----------    -----------   -----------                                                   -----------  -----------   -----------
    30,500             --        30,500     Sun Microsystems, Inc. (a)                      2,361,844           --     2,361,844
==========    ===========   ===========                                                   ===========  ===========   ===========
                                                                                                                       9,102,268
==========    ===========   ===========                                                   ===========  ===========   ===========
                                            COMPUTERS (PERIPHERALS)--0.34%
        --         20,200        20,200     Adaptec, Inc. (a)                                      --    1,007,475     1,007,475
==========    ===========   ===========                                                   ===========  ===========   ===========
                                            COMPUTERS (SOFTWARE & SERVICES)--6.76%
    65,200             --        65,200     Cadence Design Systems, Inc. (a)                1,564,800           --     1,564,800
----------    -----------   -----------                                                   -----------  -----------   -----------
    56,000         54,900       110,900     Computer Associates International, Inc.         3,916,500    3,839,569     7,756,069
----------    -----------   -----------                                                   -----------  -----------   -----------
    54,100             --        54,100     Compuware Corp. (a)                             2,015,225           --     2,015,225
----------    -----------   -----------                                                   -----------  -----------   -----------
    17,400             --        17,400     Microsoft Corp. (a)                             2,031,450           --     2,031,450
----------    -----------   -----------                                                   -----------  -----------   -----------
    26,650             --        26,650     Oracle Corp. (a)                                2,986,466           --     2,986,466
----------    -----------   -----------                                                   -----------  -----------   -----------
        --         21,500        21,500     Synopsys, Inc. (a)                                     --    1,435,125     1,435,125
----------    -----------   -----------                                                   -----------  -----------   -----------
        --         72,400        72,400     Unisys Corp. (a)                                       --    2,312,275     2,312,275
==========    ===========   ===========                                                   ===========  ===========   ===========
                                                                                                                      20,101,410
==========    ===========   ===========                                                   ===========  ===========   ===========
                                            CONSTRUCTION (CEMENT & AGGREGATES)--0.58%
    43,300             --        43,300     Vulcan Materials Co.                            1,729,294           --     1,729,294
==========    ===========   ===========                                                   ===========  ===========   ===========
                                            CONSUMER FINANCE--0.53%
    42,300             --        42,300     Household International, Inc.                   1,575,675           --     1,575,675
==========    ===========   ===========                                                   ===========  ===========   ===========
                                            DISTRIBUTORS (FOOD & HEALTH)--1.53%
        --        165,000       165,000     McKesson HBOC, Inc.                                    --    3,722,812     3,722,812
----------    -----------   -----------                                                   -----------  -----------   -----------
    41,200             --        41,200     SUPERVALU, INC.                                   824,000           --       824,000
==========    ===========   ===========                                                   ===========  ===========   ===========
                                                                                                                       4,546,812
==========    ===========   ===========                                                   ===========  ===========   ===========

                              AIM BASIC VALUE FUND
                        AIM ADVISOR LARGE CAP VALUE FUND
                  PRO FORMA COMBINING SCHEDULE OF INVESTMENTS
                               DECEMBER 31, 1999
                                   (UNAUDITED)

                  SHARES                                                                              MARKET VALUE
---------------------------------------                                                 ----------------------------------------
AIM ADVISOR                                                                             AIM ADVISOR
 LARGE CAP     AIM BASIC    PRO FORMA                                                    LARGE CAP      AIM BASIC    PRO FORMA
VALUE FUND    VALUE FUND    COMBINING                                                    VALUE FUND     VALUE FUND   COMBINING
                                            ELECTRIC COMPANIES--4.55%
    35,000             --        35,000     DTE Energy Co.                               $  1,098,125  $        --   $ 1,098,125
----------    -----------   -----------                                                  ------------  -----------   -----------
    35,000             --        35,000     GPU, Inc.                                       1,047,812           --     1,047,812
----------    -----------   -----------                                                  ------------  -----------   -----------
    33,200             --        33,200     Southern Co. (The)                                780,200           --       780,200
----------    -----------   -----------                                                  ------------  -----------   -----------
    78,000             --        78,000     Teco Energy, Inc.                               1,447,875           --     1,447,875
----------    -----------   -----------                                                  ------------  -----------   -----------
        --         82,900        82,900     Illinova Corp.                                         --    2,880,775     2,880,775
----------    -----------   -----------                                                  ------------  -----------   -----------
        --        172,000       172,000     Niagara Mohawk Holdings Inc. (a)                       --    2,397,250     2,397,250
----------    -----------   -----------                                                  ------------  -----------   -----------
        --         90,300        90,300     Northeast Utilities                                    --    1,856,794     1,856,794
----------    -----------   -----------                                                  ------------  -----------   -----------
        --         57,400        57,400     Texas Utilities Co.                                    --    2,041,287     2,041,287
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                      13,550,118
==========    ===========   ===========                                                  ============  ===========   ===========
                                            ELECTRICAL EQUIPMENT--3.74%
    21,200             --        21,200     Emerson Electric Co.                            1,216,350           --     1,216,350
----------    -----------   -----------                                                  ------------  -----------   -----------
    31,200             --        31,200     General Electric Co.                            4,828,200           --     4,828,200
----------    -----------   -----------                                                  ------------  -----------   -----------
                                            Koninklijke (Royal) Philips Electronics N.V.-
        --         31,404        31,404     ADR (Netherlands)                                      --    4,239,540     4,239,540
----------    -----------   -----------                                                  ------------  -----------   -----------
        --          3,000         3,000     Sony Corp.-ADR (Japan)                                 --      854,250       854,250
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                      11,138,340
==========    ===========   ===========                                                  ============  ===========   ===========
                                            ELECTRONICS (COMPONENT DISTRIBUTORS)--0.73%
        --         17,000        17,000     Agilent Technologies, Inc. (a)                         --    1,314,312     1,314,312
----------    -----------   -----------                                                  ------------  -----------   -----------
        --          3,300         3,300     Kyocera Corp.-ADR (Japan)                              --      864,600       864,600
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                       2,178,912
==========    ===========   ===========                                                  ============  ===========   ===========
                                            ELECTRONICS (SEMICONDUCTORS)--1.87%
        --         24,700        24,700     Analog Devices, Inc. (a)                               --    2,297,100     2,297,100
----------    -----------   -----------                                                  ------------  -----------   -----------
    39,600             --        39,600     Intel Corp.                                     3,259,575           --     3,259,575
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                       5,556,675
==========    ===========   ===========                                                  ============  ===========   ===========
                                            EQUIPMENT (SEMICONDUCTOR)--1.43%
        --         34,800        34,800     Novellus Systems, Inc. (a)                             --    4,264,087     4,264,087
==========    ===========   ===========                                                  ============  ===========   ===========
                                            FINANCIAL (DIVERSIFIED)--5.57%
    48,600             --        48,600     American General Corp.                          3,687,525           --     3,687,525
----------    -----------   -----------                                                  ------------  -----------   -----------
    54,000         57,600       111,600     Citigroup Inc.                                  3,000,375    3,200,400     6,200,775
----------    -----------   -----------                                                  ------------  -----------   -----------
    25,000             --        25,000     Fannie Mae                                      1,560,937           --     1,560,937
----------    -----------   -----------                                                  ------------  -----------   -----------
    44,000         41,400        85,400     MGIC Investment Corp.                           2,648,250    2,491,762     5,140,012
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                      16,589,249
==========    ===========   ===========                                                  ============  ===========   ===========
                                            FOODS--0.20%
    15,000             --        15,000     H.J. Heinz Co.                                    597,187           --       597,187
==========    ===========   ===========                                                  ============  ===========   ===========

                                            HEALTH CARE (DIVERSIFIED)--2.13%
    24,500             --        24,500     Abbott Laboratories                               889,656           --       889,656
----------    -----------   -----------                                                  ------------  -----------   -----------
    35,900             --        35,900     American Home Products Corp.                    1,415,806           --     1,415,806
----------    -----------   -----------                                                  ------------  -----------   -----------
    25,700             --        25,700     Bristol-Myers Squibb Co.                        1,649,619           --     1,649,619
----------    -----------   -----------                                                  ------------  -----------   -----------
    25,500             --        25,500     Johnson & Johnson                               2,374,687           --     2,374,687
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                       6,329,768
==========    ===========   ===========                                                  ============  ===========   ===========

                                            HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--
                                            2.25%
    40,000             --        40,000     Merck & Co., Inc.                               2,682,500           --     2,682,500
----------    -----------   -----------                                                  ------------  -----------   -----------
    71,400             --        71,400     Schering-Plough Corp.                           3,012,187           --     3,012,187
----------    -----------   -----------                                                  ------------  -----------   -----------
        --         22,000        22,000     Pharmacia & Upjohn, Inc.                               --      990,000       990,000
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                       6,684,687
==========    ===========   ===========                                                  ============  ===========   ===========
                                            HEALTH CARE (HOSPITAL MANAGEMENT)--2.31%
                                            Health Management Associates, Inc.-
        --        514,800       514,800     Class A (a)                                            --    6,885,450     6,885,450
==========    ===========   ===========                                                  ============  ===========   ===========
                                            HEALTH CARE (LONG TERM CARE)--0.94%
        --        174,100       174,100     Manor Care, Inc. (a)                                   --    2,785,600     2,785,600
==========    ===========   ===========                                                  ============  ===========   ===========
                                            HEALTH CARE (MANAGED CARE)--1.30%
        --         73,000        73,000     United Healthcare Corp.                                --    3,878,125     3,878,125
==========    ===========   ===========                                                  ============  ===========   ===========
                                            HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--
                                            1.50%
        --         69,200        69,200     Beckman Coulter, Inc.                                  --    3,520,550     3,520,550
----------    -----------   -----------                                                  ------------  -----------   -----------
    23,500             --        23,500     Biomet, Inc.                                      940,000           --       940,000
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                       4,460,550
==========    ===========   ===========                                                  ============  ===========   ===========

                              AIM BASIC VALUE FUND
                        AIM ADVISOR LARGE CAP VALUE FUND
                  PRO FORMA COMBINING SCHEDULES OF INVESTMENTS
                               DECEMBER 31, 1999
                                   (UNAUDITED)

                  SHARES                                                                              MARKET VALUE
-------------------------------------                                                   ---------------------------------------
AIM ADVISOR                                                                             AIM ADVISOR
 LARGE CAP     AIM BASIC    PRO FORMA                                                    LARGE CAP      AIM BASIC    PRO FORMA
VALUE FUND    VALUE FUND    COMBINING                                                    VALUE FUND     VALUE FUND   COMBINING
                                            HEALTH CARE (SPECIALIZED SERVICES)--0.28%
    44,400             --        44,400     Quintiles Transnational Corp. (a)               $ 829,725  $        --   $   829,725
==========    ===========   ===========                                                  ============  ===========  ============

                                            HOUSEHOLD FURNISHING & APPLIANCES--0.35%
    16,100             --        16,100     Whirlpool Corp.                              1,047,506.00           --  1,047,506.00
==========    ===========   ===========                                                  ============  ===========  ============
                                            HOUSEHOLD PRODUCTS (NON-DURABLES)--1.64%
    37,900             --        37,900     Kimberly-Clark Corp.                            2,472,975           --     2,472,975
----------    -----------   -----------                                                  ------------  -----------  ------------
    21,900             --        21,900     Procter & Gamble, Co. (The)                     2,399,419           --     2,399,419
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                       4,872,394
==========    ===========   ===========                                                  ============  ===========   ===========
                                            INSURANCE (LIFE/HEALTH)--1.56%
    22,700             --        22,700     Jefferson-Pilot Corp.                           1,549,275           --     1,549,275
----------    -----------   -----------                                                  ------------  -----------  ------------
    26,700             --        26,700     Torchmark Corp.                                   775,969           --       775,969
----------    -----------   -----------                                                  ------------  -----------  ------------
        --         72,400        72,400     UnumProvident Corp.                                    --    2,321,325     2,321,325
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                       4,646,569
==========    ===========   ===========                                                  ============  ===========   ===========
                                            INSURANCE (MULTI-LINE)--0.36%
    10,000             --        10,000     American International Group, Inc.              1,081,250           --     1,081,250
==========    ===========   ===========                                                  ============  ===========   ===========
                                            INSURANCE (PROPERTY-CASUALTY)--2.55%
        --         64,298        64,298     Radian Group Inc.                                      --    3,070,229     3,070,229
----------    -----------   -----------                                                  ------------  -----------  ------------
        --         53,800        53,800     Travelers Property Casualty Corp.-Class A              --    1,842,650     1,842,650
----------    -----------   -----------                                                  ------------  -----------  ------------
        --         51,400        51,400     XL Capital Ltd.-Class A                                --    2,666,375     2,666,375
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                      7,579,254
==========    ===========   ===========                                                  ============  ===========   ===========

                                            INVESTMENT BANKING/BROKERAGE--0.97%
    20,150             --        20,150     Morgan Stanley Dean Witter & Co.                2,876,413           --     2,876,413
==========    ===========   ===========                                                  ============  ===========   ===========
                                            IRON & STEEL--0.36%
    19,600             --        19,600     Nucor Corp.                                     1,074,325           --     1,074,325
==========    ===========   ===========                                                  ============  ===========   ===========
                                            LEISURE TIME (PRODUCTS)--1.30%
    56,700        238,660       295,360     Mattel, Inc.                                      744,188    3,132,412     3,876,600
==========    ===========   ===========                                                  ============  ===========   ===========

                                           MANUFACTURING (DIVERSIFIED)--2.87%
    32,677             --        32,677    Illinois Tool Works, Inc.                        2,207,740           --     2,207,740
----------    -----------   -----------                                                  ------------  -----------  ------------
    16,500             --        16,500    Minnesota Mining and Manufacturing Co.           1,614,938           --     1,614,938
----------    -----------   -----------                                                  ------------  -----------  ------------
    22,400             --        22,400    Textron, Inc.                                    1,717,800           --     1,717,800
----------    -----------   -----------                                                  ------------  -----------  ------------
    32,600             --        32,600    Tyco International Ltd.                          1,267,325           --     1,267,325
----------    -----------   -----------                                                  ------------  -----------  ------------
    26,500             --        26,500    United Technologies Corp.                        1,722,500           --     1,722,500
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                       8,530,303
==========    ===========   ===========                                                  ============  ===========   ===========
                                           MANUFACTURING (SPECIALIZED)--2.33%
        --         73,400        73,400    Millipore Corp.                                         --    2,835,075     2,835,075
----------    -----------   -----------                                                  ------------  -----------  ------------
        --         63,400        63,400    Parker Hannifin Corp.                                   --    3,253,213     3,253,213
----------    -----------   -----------                                                  ------------  -----------  ------------
    30,900             --        30,900    York International Corp.                           847,819           --       847,819
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                       6,936,107
==========    ===========   ===========                                                  ============  ===========   ===========
                                           METAL FABRICATORS--0.87%
        --         77,300        77,300    Kennametal Inc.                                         --    2,599,213     2,599,213
==========    ===========   ===========                                                  ============  ===========   ===========
                                           OIL (DOMESTIC INTEGRATED)--0.50%
        --         17,100        17,100    Atlantic Richfield Co.                                  --    1,479,150     1,479,150
==========    ===========   ===========                                                  ============  ===========   ===========
                                           OIL (INTERNATIONAL INTEGRATED)--3.50%
    18,100             --        18,100    Chevron Corp.                                    1,567,913           --     1,567,913
----------    -----------   -----------                                                  ------------  -----------  ------------
    51,000         16,353       67,353     Exxon Mobil Corp.                                4,108,688    1,317,439     5,426,127
----------    -----------   -----------                                                  ------------  -----------  ------------
    41,900             --        41,900    Repsol S.A.-ADR (Spain)                            974,175           --       974,175
----------    -----------   -----------                                                  ------------  -----------  ------------
    40,400             --        40,400    Royal Dutch Petroleum Co.-New York Shares-
                                           ADR (Net                                         2,441,675           --     2,441,675
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                      10,409,890
==========    ===========   ===========                                                  ============  ===========   ===========
                                           OIL & GAS (DRILLING & EQUIPMENT)--3.19%
        --         49,800        49,800    Diamond Offshore Drilling, Inc.                         --    1,522,013     1,522,013
----------    -----------   -----------                                                  ------------  -----------  ------------
        --        108,000       108,000    ENSCO International Inc.                                --    2,470,500     2,470,500
----------    -----------   -----------                                                  ------------  -----------  ------------
        --         37,700        37,700    Schlumberger Ltd.                                       --    2,120,625     2,120,625
----------    -----------   -----------                                                  ------------  -----------  ------------
        --        100,714       100,714    Transocean Sedco Forex Inc.                             --    3,392,796     3,392,796
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                       9,505,934
==========    ===========   ===========                                                  ============  ===========   ===========

                              AIM BASIC VALUE FUND
                        AIM ADVISOR LARGE CAP VALUE FUND
                  PRO FORMA COMBINING SCHEDULES OF INVESTMENTS
                               DECEMBER 31, 1999
                                   (UNAUDITED)

                  SHARES                                                                              MARKET VALUE
-------------------------------------                                                   ---------------------------------------
AIM ADVISOR                                                                             AIM ADVISOR
 LARGE CAP     AIM BASIC    PRO FORMA                                                    LARGE CAP      AIM BASIC    PRO FORMA
VALUE FUND    VALUE FUND    COMBINING                                                    VALUE FUND     VALUE FUND   COMBINING

                              AIM BASIC VALUE FUND
                        AIM ADVISOR LARGE CAP VALUE FUND
                  PRO FORMA COMBINING SCHEDULES OF INVESTMENTS
                               DECEMBER 31, 1999
                                   (UNAUDITED)

                  SHARES                                                                              MARKET VALUE
-------------------------------------                                                   ---------------------------------------
AIM ADVISOR                                                                             AIM ADVISOR
 LARGE CAP     AIM BASIC    PRO FORMA                                                    LARGE CAP      AIM BASIC    PRO FORMA
VALUE FUND    VALUE FUND    COMBINING                                                    VALUE FUND     VALUE FUND   COMBINING
                                            PAPER & FOREST PRODUCTS--2.27%
        --         44,700        44,700     Georgia-Pacific Group                        $        --   $ 2,268,525  $  2,268,525
----------    -----------   -----------                                                  ------------  -----------  ------------
    30,700         49,000        79,700     International Paper Co.                        1,732,631     2,765,438     4,498,069
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                       6,766,594
==========    ===========   ===========                                                  ============  ===========   ===========
                                            PHOTOGRAPHY/IMAGING--0.40%
    52,000             --        52,000     Xerox Corp.                                     1,179,750           --     1,179,750
==========    ===========   ===========                                                  ============  ===========   ===========
                                            PUBLISHING (NEWSPAPERS)--1.00%
    36,700             --        36,700     Gannett Co., Inc.                               2,993,344           --     2,993,344
==========    ===========   ===========                                                  ============  ===========   ===========
                                            REAL ESTATE INVESTMENT TRUSTS--0.48%
        --         60,683        60,683     Starwood Hotels & Resorts Worldwide, Inc.              --    1,426,051     1,426,051
==========    ===========   ===========                                                  ============  ===========   ===========
                                            RESTAURANTS--0.54%
    40,100             --        40,100     McDonald's Corp.                                1,616,531           --     1,616,531
==========    ===========   ===========                                                  ============  ===========   ===========
                                            RETAIL (BUILDING SUPPLIES)--1.78%
    66,000             --        66,000     Lowe's Cos., Inc.                               3,943,500           --     3,943,500
==========    ===========   ===========                                                  ============  ===========   ===========
    64,700             --        64,700     Sherwin-Williams Co.                            1,358,700           --     1,358,700
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                       5,302,200
==========    ===========   ===========                                                  ============  ===========   ===========
                                            RETAIL (DEPARTMENT STORES)--1.79%
    44,400             --        44,400     Dillards, Inc.-Class A                            896,325           --       896,325
==========    ===========   ===========                                                  ============  ===========   ===========
        --         48,500        48,500     Federated Department Stores, Inc. (a)                  --    2,452,281     2,452,281
==========    ===========   ===========                                                  ============  ===========   ===========
        --        127,200       127,200     Saks Inc. (a)                                          --    1,979,550     1,979,550
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                       5,328,156
==========    ===========   ===========                                                  ============  ===========   ===========
                                            RETAIL (FOOD CHAINS)--1.99%
    40,400         74,500       114,900     Albertson's, Inc.                               1,302,900    2,402,625     3,705,525
==========    ===========   ===========                                                  ============  ===========   ===========
        --        118,100       118,100     Kroger Co. (The) (a)                                   --    2,229,138     2,229,138
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                       5,934,663
==========    ===========   ===========                                                  ============  ===========   ===========
                                            RETAIL (GENERAL MERCHANDISE)--0.40%
    13,000             --        13,000     Costco Wholesale Corp. (a)                      1,186,250           --     1,186,250
==========    ===========   ===========                                                  ============  ===========   ===========
                                            RETAIL (SPECIALTY)--0.34%
    93,700             --        93,700     Office Depot, Inc. (a)                          1,024,844           --     1,024,844
==========    ===========   ===========                                                  ============  ===========   ===========
                                            SERVICES (DATA PROCESSING)--2.08%
    54,300         71,000       125,300     First Data Corp.                                2,677,669    3,501,188     6,178,857
==========    ===========   ===========                                                  ============  ===========   ===========
                                            SPECIALTY PRINTING--0.49%
    53,100             --        53,100     Deluxe Corp.                                    1,456,931           --     1,456,931
==========    ===========   ===========                                                  ============  ===========   ===========
                                            TELECOMMUNICATIONS (LONG DISTANCE)--1.77%
    29,100             --        29,100     AT&T Corp.                                      1,476,825           --     1,476,825
==========    ===========   ===========                                                  ============  ===========   ===========
    71,250             --        71,250     MCI WorldCom, Inc. (a)                          3,780,703           --     3,780,703
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                       5,257,528
==========    ===========   ===========                                                  ============  ===========   ===========
                                            TELEPHONE--4.12%
    10,800             --        10,800     ALLTEL Corp.                                      893,025           --       893,025
==========    ===========   ===========                                                  ============  ===========   ===========
    70,100         36,400       106,500     Bell Atlantic Corp.                             4,315,531    2,240,875     6,556,406
==========    ===========   ===========                                                  ============  ===========   ===========
    54,087             --        54,087     SBC Communications, Inc.                        2,636,741           --     2,636,741
==========    ===========   ===========                                                  ============  ===========   ===========
    30,000             --        30,000     US West, Inc.                                   2,160,000           --     2,160,000
==========    ===========   ===========                                                  ============  ===========   ===========
                                                                                                                      12,246,172
==========    ===========   ===========                                                  ============  ===========   ===========
                                            TEXTILES (APPAREL)--0.23%
    18,300             --        18,300     Liz Claiborne, Inc.                               688,538           --       688,538
==========    ===========   ===========                                                  ============  ===========   ===========
                                            TOBACCO--0.38%
    48,500             --        48,500     Philip Morris Cos. Inc.                         1,124,594           --     1,124,594
==========    ===========   ===========                                                  ============  ===========   ===========
                                            WASTE MANAGEMENT--1.05%
        --        181,567       181,567     Waste Management, Inc.                                 --    3,120,683     3,120,683
==========    ===========   ===========                                                  ============  ===========   ===========
                                            Total Common Stocks & Other Equity
                                                   Interests (Cost $221,921,280)                                     281,388,568
==========    ===========   ===========                                                  ============  ===========   ===========

                              AIM BASIC VALUE FUND
                        AIM ADVISOR LARGE CAP VALUE FUND
                  PRO FORMA COMBINING SCHEDULES OF INVESTMENTS
                               DECEMBER 31, 1999
                                   (UNAUDITED)

                  SHARES                                                                              MARKET VALUE
-------------------------------------                                                   ---------------------------------------
AIM ADVISOR                                                                             AIM ADVISOR
 LARGE CAP     AIM BASIC    PRO FORMA                                                    LARGE CAP      AIM BASIC    PRO FORMA
VALUE FUND    VALUE FUND    COMBINING                                                    VALUE FUND     VALUE FUND   COMBINING
                                            U.S. GOVERNMENT AGENCY SECURITIES
                                            FEDERAL HOME LOAN BANK--1.48%
                                            Disc. Notes, 1.50%, 01/03/00
$4,386,000    $        --   $ 4,386,000     (Cost $4,385,635)(b)                         $  4,385,635           --  $  4,385,635
==========    ===========   ===========                                                  ============ ============  ============
                                            U.S. TREASURY SECURITIES
                                            U.S. TREASURY BILLS--0.10%
        --       301,000 (c)    301,000     5.37%, 03/23/00 (Cost $297,387) (b)                    --      297,659       297,659
==========    ===========   ===========                                                  ============ ============  ============
                 SHARES
                                            MONEY MARKET FUNDS --3.21%
        --      4,776,360     4,776,360     STIC Liquid Assets Portfolio (d)                       --    4,776,360     4,776,360
==========    ===========   ===========                                                  ============ ============  ============
        --      4,776,360     4,776,360     STIC Prime Portfolio (d)                               --    4,776,360     4,776,360
==========    ===========   ===========                                                  ============ ============  ============
                                            Total Money Market Funds (Cost $9,552,720)                                 9,552,720
==========    ===========   ===========                                                  ============ ============  ============
                                            TOTAL INVESTMENTS -- 99.36%                   161,896,686  133,727,896   295,624,582
==========    ===========   ===========                                                  ============ ============  ============
                                            OTHER ASSETS LESS LIABILITIES -- 0.64%           (640,236)   2,548,719     1,908,483
==========    ===========   ===========                                                  ============ ============  ============
                                            NET ASSETS -- 100.00%                        $161,256,450 $136,276,615  $297,533,065
==========    ===========   ===========                                                  ============ ============  ============




Investment Abbreviations:

ADR   - American Depositary Receipt
Disc. - Discounted

Notes to Schedule of Investments:

(a)  Non-income producing security.

(b) Interest rate shown represents the rate of discount paid or received at the time of purchase by the Fund.

(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts.

(d)  The money market fund has the same investment advisor as the Fund.

SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

                              AIM BASIC VALUE FUND
                        AIM ADVISOR LARGE CAP VALUE FUND
            PRO FORMA COMBINING STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1999
                                   (UNAUDITED)

                                                                               AIM ADVISOR
                                                                               LARGE CAP      AIM BASIC      PRO FORMA
                                                                               VALUE FUND     VALUE FUND     COMBINING
                                                                              ------------   ------------   ------------
ASSETS:
Investments, at market value
     (cost $118,273,834-AIM Advisor Large Cap Value)                          $161,896,686   $133,727,896   $295,624,582
                                                                              ------------   ------------   ------------
     (cost $117,883,188-AIM Basic Value)
                                                                              ------------   ------------   ------------
     (cost $236,157,022-Pro forma combination)
                                                                              ------------   ------------   ------------
Receivables for:
     Capital stock/Fund shares sold                                                128,484      2,841,146      2,969,630
                                                                              ------------   ------------   ------------
     Interest and Dividends                                                        215,784        178,266        394,050
                                                                              ------------   ------------   ------------
     Variation margin                                                                   --         10,200         10,200
                                                                              ------------   ------------   ------------
     Due from Advisor                                                                   --         11,951         11,951
                                                                              ------------   ------------   ------------
Investment for deferred compensation plan                                           12,597             --         12,597
                                                                              ------------   ------------   ------------
Other assets                                                                        14,320         57,290         71,610
                                                                              ------------   ------------   ------------
          Total assets                                                         162,267,871    136,826,749    299,094,620
                                                                              ============   ============   ============

LIABILITIES:
Payable for:
     Capital stock/Fund shares reacquired                                          452,661        125,549        578,210
                                                                              ------------   ------------   ------------
     Deferred compensation plan                                                     12,597             --         12,597
                                                                              ------------   ------------   ------------
Accrued advisory fees                                                              102,022        142,927        244,949
                                                                              ------------   ------------   ------------
Accrued accounting services fees                                                     4,247          4,247          8,494
                                                                              ------------   ------------   ------------
Accrued distribution fees                                                          372,598        133,065        505,663
                                                                              ------------   ------------   ------------
Accrued transfer agent fees                                                          9,918         25,891         35,809
                                                                              ------------   ------------   ------------
Accrued trustees'/directors fees                                                        --          1,200          1,200
                                                                              ------------   ------------   ------------
Accrued operating expenses                                                          57,378        117,255        174,633
                                                                              ------------   ------------   ------------
          Total liabilities                                                      1,011,421        550,134      1,561,555
                                                                              ============   ============   ============
Net assets applicable to shares outstanding                                   $161,256,450   $136,276,615   $297,533,065
                                                                              ============   ============   ============

NET ASSETS:
Class A                                                                       $ 12,011,184   $ 70,790,769   $ 82,801,953
                                                                              ============   ============   ============
Class B                                                                       $  6,572,901   $ 55,784,561   $ 62,357,462
                                                                              ============   ============   ============
Class C                                                                       $142,672,365   $  7,669,005   $150,341,370
                                                                              ============   ============   ============
Advisor Class                                                                 $         --   $  2,032,280   $  2,032,280
                                                                              ============   ============   ============

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE (ADVISOR LARGE CAP VALUE); $0.01 PAR VALUE PER SHARE (BASIC VALUE):

Class A:
     Authorized                                                                100,000,000             --
                                                                              ------------   ------------   ------------
     Outstanding                                                                   549,760      2,969,093      3,472,963
                                                                              ============   ============   ============
Class B:
     Authorized                                                                100,000,000             --
                                                                              ------------   ------------   ------------
     Outstanding                                                                   302,862      2,401,002      2,683,917
                                                                              ============   ============   ============
Class C:
     Authorized                                                                100,000,000            --
                                                                              ------------   ------------   ------------
     Outstanding                                                                 6,575,037        330,070      6,472,055
                                                                              ============   ============   ============
Advisor Class:
     Outstanding                                                                        --         84,037         84,037
                                                                              ============   ============   ============
Class A:
     Net asset value and redemption price per share                           $      21.85   $      23.84   $      23.84
                                                                              ------------   ------------   ------------
     Offering price per share:
          (Net asset value of $21.85 / 94.50% - Advisor Large Cap Value)
          (Net asset value of $23.84 / 94.50% - Basic Value)                            --   $      25.23   $      25.23
                                                                              ============   ============   ============
Class B:
     Net asset value and offering price per share                             $      21.70   $      23.23   $      23.23
                                                                              ============   ============   ============
Class C:
     Net asset value and offering price per share                             $      21.70   $      23.23   $      23.23
                                                                              ============   ============   ============
Advisor Class:
     Net asset value, redemption and offering price per share                           --   $      24.18   $      24.18
                                                                              ============   ============   ============

SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

                              AIM BASIC VALUE FUND
                        AIM ADVISOR LARGE CAP VALUE FUND
                   PRO FORMA COMBINING STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999
                                   (UNAUDITED)

                                                               AIM ADVISOR       AIM
                                                             LARGE CAP VALUE  BASIC VALUE                    PRO FORMA
                                                                  FUND           FUND        ADJUSTMENTS     COMBINING
                                                             ---------------  -----------    -----------    -----------
INVESTMENT INCOME:
Dividends
     (net of $53,387 foreign withholding tax -
     AIM Advisor Large Cap Value)                              $ 3,415,803    $   932,561                   $ 4,348,364
     (net of $3,153 foreign withholding tax-
     AIM Basic Value)
                                                               -----------    -----------    -----------    -----------
Interest                                                           202,066        346,034                       548,100
                                                               -----------    -----------    -----------    -----------
Securities lending income                                               --          3,554                         3,554
                                                               -----------    -----------    -----------    -----------
          Total investment income                                3,617,869      1,282,149                     4,900,018
                                                               ===========    ===========    ===========    ===========
EXPENSES:
Advisory and administrative fees                                 1,382,625        480,576        (42,216)     1,820,985
                                                               -----------    -----------    -----------    -----------
Accounting services fees                                            25,205         30,215                        55,420
                                                               -----------    -----------    -----------    -----------
Custodian fees                                                      24,305         19,843                        44,148
                                                               -----------    -----------    -----------    -----------
Operating services fees                                            434,220             --       (250,946)       183,274
                                                               -----------    -----------    -----------    -----------
Directors'/Trustees fees and expenses                                4,977          1,667                         6,644
                                                               -----------    -----------    -----------    -----------
Distribution fees-Class A                                           45,980        111,548                       157,528
                                                               -----------    -----------    -----------    -----------
Distribution fees-Class B                                           56,134        311,507                       367,641
                                                               -----------    -----------    -----------    -----------
Distribution fees-Class C                                        1,655,995         23,922                     1,679,917
                                                               -----------    -----------    -----------    -----------
Transfer agent fees                                                 70,985        150,366                       221,351
                                                               -----------    -----------    -----------    -----------
Other                                                               46,418        225,457                       271,875
                                                               -----------    -----------    -----------    -----------
           Total expenses                                        3,746,844      1,355,101       (293,162)     4,808,783
                                                               ===========    ===========    ===========    ===========
Less:  Fees waived/reimbursed                                     (264,083)       (11,951)       100,822       (175,212)
                                                               -----------    -----------    -----------    -----------
           Expenses paid indirectly                                 (1,655)          (734)            --         (2,389)
                                                               -----------    -----------    -----------    -----------
           Net expenses                                          3,481,106      1,342,416       (192,340)     4,631,182
                                                               ===========    ===========    ===========    ===========
Net investment income (loss)                                       136,763        (60,267)       192,340        268,836
                                                               ===========    ===========    ===========    ===========


REALIZED AND UNREALIZED GAIN (LOSS) FROM
INVESTMENT SECURITIES AND FUTURES CONTRACTS:
Net realized gain from:
     Investment securities                                      31,241,883      4,400,124                    35,642,007
                                                               -----------    -----------    -----------    -----------
     Futures contracts                                                  --        276,515                       276,515
                                                               -----------    -----------    -----------    -----------
                                                                31,241,883      4,676,639                    35,918,522
                                                               -----------    -----------    -----------    -----------
Change in net unrealized appreciation (depreciation) of:
     Investment securities                                     (33,428,078)    12,327,004                   (21,101,074)
                                                               -----------    -----------    -----------    -----------
     Futures contracts                                                  --        127,522                       127,522
                                                               -----------    -----------    -----------    -----------
Net gain (loss) on investment securities and
futures contracts                                               (2,186,195)    17,131,165                    14,944,970
                                                               -----------    -----------    -----------    -----------
Net increase (decrease) in net assets resulting
from operations                                                $(2,049,432)   $17,070,898                   $15,213,806
                                                               ===========    ===========    ===========    ===========


SEE ACCOMPANYING NOTES TO PRO FORMA FINANCIAL STATEMENTS.

AIM BASIC VALUE FUND
AIM ADVISOR LARGE CAP VALUE FUND
NOTES TO PRO FORMA COMBINING FINANCIAL STATEMENTS
DECEMBER 31, 1999
(UNAUDITED)

Note 1 - Basis of Pro Forma Presentation

The pro forma financial statements and the accompanying pro forma schedule of investments give effect to the proposed Agreement and Plan of Reorganization between AIM Advisor Large Cap Value Fund and AIM Growth Series Funds, Inc. and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The Agreement and Plan of Reorganization would be accomplished by an exchange of shares of AIM Basic Value Fund for the net assets of AIM Advisor Large Cap Value Fund and the distribution of AIM Basic Value Fund shares to AIM Advisor Large Cap Value Fund shareholders. If the Agreement and Plan of Reorganization were to have taken place at December 31, 1999, AIM Advisor Large Cap Value Fund Class A shareholders would have received 503,870 shares of AIM Basic Value Fund - Class A shares, AIM Advisor Large Cap Value Fund Class B shareholders would have received 282,915

Note 2 - Pro Forma Adjustments

Pro forma adjustments have been made to reflect the contractual expenses of the combined entities.

                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

         State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

         Articles VIII of the Registrant's Agreement and Declaration of Trust (the "Agreement"), dated May 7, 1998, provides, among other things, (1) that a Trustee shall not be liable for any act, omission or obligation of the Registrant or any Trustee (except for liability to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the Trustee's duties);
         (2) that the Trustees and officers shall be indemnified by the Registrant to the fullest extent permitted by the Delaware Business Trust Act and other applicable law; and (3) that the shareholders and former shareholders of the Registrant shall be held harmless by the Registrant (or applicable portfolio or class) from personal liability arising from their status as such, and shall be indemnified by the Registrant (or applicable portfolio or class) against all loss and expense arising from such personal liability in accordance with the Registrant's Amended and Restated By-Laws and applicable law.

         Article VII, Section 3 of the Registrant's Amended and Restated Bylaws also provides that every person who is, or has been, a Trustee or officer of the Registrant shall be indemnified by the Trust to the fullest extent permitted by the Delaware Business Trust Act, the Registrant's Amended and Restated Bylaws and other applicable law.

         A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM and their respective officers, trustees, directors and employees are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

         Section 9 of the Investment Management and Administration Contract between the Registrant and AIM provides that AIM shall not be liable, and each series of the Registrant shall indemnify AIM and its directors, officers and employees, for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Investment Management and Administration Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of AIM in the performance by AIM of its duties or from reckless disregard by AIM of its obligations and duties under the Investment Management and Administration Contract.


ITEM 16. EXHIBITS

Exhibit
Number                     Description

(1)      (a)      -        Agreement and Declaration of Trust of the Registrant,
                           dated May 7, 1998, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 43 to the
                           Registration Statement on Form N-1A, filed on June
                           1,1998, and is hereby incorporated by reference.

         (b)      -        First Amendment, dated September 8, 1998, to the
                           Agreement and Declaration of Trust of the Registrant, dated May 7, 1998, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 46 to the
                           Registration Statement on Form N-1A, filed on
                           February 12, 1999, and is hereby incorporated by reference.

         (c)      -        Second Amendment, dated December 10, 1998, to the
                           Agreement and Declaration of Trust of the Registrant, dated May 7, 1998, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 47 to the
                           Registration Statement on Form N-1A, filed on April
                           14, 1999, and is hereby incorporated by reference.

         (d)      -        Third Amendment, dated February 16, 1999, to the
                           Agreement and Declaration of Trust of the Registrant, dated May 7, 1998, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 47 to the
                           Registration Statement on Form N-1A, filed on April
                           14, 1999, and is hereby incorporated by reference.

         (e)      -        Fourth Amendment, dated February 16, 1999, to the
                           Agreement and Declaration of Trust of the Registrant, dated May 7, 1998, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 47 to the
                           Registration Statement on Form N-1A, filed on April
                           14, 1999, and is hereby incorporated by reference.

         (f)      -        Fifth Amendment, dated February 11, 2000, to the
                           Agreement and Declaration of Trust of the Registrant, dated May 7, 1998, is filed electronically herewith.

(2)      (a)      -        Bylaws of the Registrant, dated May 7, 1998, were
                           filed as an exhibit to Post-Effective Amendment No.
                           43 to the Registration Statement on Form N-1A, filed
                           June 1, 1998, and is hereby incorporated by reference.

         (b)      -        Amendment No. 1, dated December 10, 1998, to the
                           Bylaws of the Registrant, dated May 7, 1998, was filed as an Exhibit to Registrant's Post-Effective
                           Amendment No. 47 to the Registration Statement on
                           Form N-1A, filed on April 14, 1999.

         (c)      -        Amended and Restated By-Laws of Registrant, dated
                           December 10, 1998, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 47 to the
                           Registration Statement on Form N-1A, filed on April
                           14, 1999, and is hereby incorporated by reference.

(3)               -        Voting Trust Agreements - None.

(4)               -        A copy of the form of Agreement and Plan of
                           Reorganization is attached as Appendix I to the Prospectus contained in the Registration Statement.

(5)               -        Provisions of instruments defining the rights of
                           holders of Registrant's securities are contained in the Articles II, VI, VII, VIII and IX of Registrant's
                           Agreement and Declaration of Trust, which was filed as an Exhibit to Registrant's Post-Effective
                           Amendment No. 43 to the Registration Statement on
                           Form N-1A, filed on June 1, 1998, and is hereby incorporated by reference. Such provisions are also contained in Articles IV, V, VI, VII and VIII of
                           Registrant's Amended and Restated By-Laws, which were filed as an Exhibit to Post-Effective Amendment No.
                           47 to the Registration Statement on Form N-1A, filed on April 14, 1999, and are hereby incorporated by reference.

(6)      (a)      -        Investment Management and Administration Contract,
                           dated May 29, 1998, between Registrant and A I M
                           Advisors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 45 to the
                           Registration Statement on Form N-1A, filed on August
                           26, 1998, and is hereby incorporated by reference.

         (b)      -        Form of Amended and Restated Investment Management
                           and Administration Contract between Registrant and A
                           I M Advisors, Inc. was filed electronically as an exhibit to Post-Effective Amendment No. 47 on Apr.
                           14, 1999, and is hereby incorporated by reference.

         (c)      -        Administration Contract, dated May 29, 1998, between
                           Registrant and A I M Advisors, Inc., was filed as an
                           Exhibit to Registrant's Post-Effective Amendment No.
                           45 to the Registration Statement on Form N-1A, filed on August 26, 1998, and is hereby incorporated by reference.

         (d)      -        Sub-Administration Contract, dated May 29, 1998,
                           between A I M Advisors, Inc. and INVESCO (NY), Inc.
                           with respect to Registrant,
                           was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 45 to the Registration
                           Statement on Form N-1A, filed on August 26, 1998.

         (e)      -        Sub-Advisory and Sub-Administration Contract, dated
                           May 29, 1998, between A I M Advisors, Inc. and
                           INVESCO (NY), Inc., with respect to Registrant, was filed as an Exhibit to Registrant's Post-Effective
                           Amendment No. 45 to the Registration Statement on
                           Form N-1A, filed on August 26, 1998.

         (f)      -        Sub-Advisory Contract, dated December 14, 1998,
                           between A I M Advisors, Inc. and INVESCO (NY), Inc., with respect to Registrant, was filed as an Exhibit to Registrant's Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, filed on April 14, 1999, and is hereby incorporated by reference.

         (g)      -        Form of Sub-Advisory Contract, dated December 14,
                           1998, between A I M Advisors, Inc. and INVESCO Asset
                           Management Limited, with respect to Registrant, was filed as an Exhibit to Registrant's Post-Effective
                           Amendment No. 47 to the Registration Statement on
                           Form N-1A, filed on April 14, 1999, and is hereby incorporated by reference.

         (h)      -        Amended and Restated Sub-Advisory Contract, dated
                           February 12, 1999, between A I M Advisors, Inc. and
                           INVESCO Asset Management Limited, with respect to
                           Registrant, was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 47 to the Registration
                           Statement on Form N-1A, filed on April 14, 1999, and is hereby incorporated by reference.

         (i)      -        Form of Sub-Advisory Contract, dated April 1, 1999,
                           between A I M Advisors, Inc. and INVESCO Asset
                           Management (Japan) Limited, with respect to Registrant, was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 47 to the Registration
                           Statement on Form N-1A, filed on April 14, 1999, and is hereby incorporated by reference.

         (j)      -        Form of Sub-Advisory Contract, dated April 1, 1999,
                           between A I M Advisors, Inc. and INVESCO Asia
                           Limited, with respect to Registrant, was filed as an Exhibit to Registrant's Post-Effective Amendment No.
                           47 to the Registration Statement on Form N-1A, filed on April 14, 1999, and is hereby incorporated by reference.

         (k)      -        Investment Management and Administration Contract,
                           dated May 29, 1998, between Growth Portfolio and A I
                           M Advisors, Inc., was filed as an Exhibit to Registrant's Post-Effective Amendment No. 45 to the
                           Registration Statement on Form N-1A, filed on August
                           26, 1998, and is hereby incorporated by reference.

         (l)      -        Sub-Advisory and Sub-Administration Contract, dated
                           May 29, 1998, between A I M Advisors, Inc. and
                           INVESCO (NY), Inc. with respect to Growth Portfolio, was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 45 to the Registration
                           Statement on Form N-1A, filed on August 26, 1998.

(7)      (a)      -        Distribution Agreement, dated May 29, 1998, between
                           Registrant and A I M Distributors, Inc. with respect to Class A shares was filed as an Exhibit to Registrant's Post-Effective Amendment No. 45 to the
                           Registration Statement on Form N-1A, filed on August
                           26, 1998.

         (b)      -        Distribution Agreement, dated May 29, 1998, between
                           Registrant and A I M Distributors, Inc. with respect to Class B shares was filed as an Exhibit to Registrant's Post-Effective Amendment No. 45 to the
                           Registration Statement on Form N-1A, filed on August
                           26, 1998, and is hereby incorporated by reference.

         (c)      -        Master Distribution Agreement, dated May 3, 1999,
                           between Registrant and A I M Distributors, Inc. with respect to Class A and Class C shares, was filed as an Exhibit to Post-Effective Amendment No. 47 to the
                           Registration Statement on Form N-1A, filed on April
                           14, 1999, and is hereby incorporated by reference.

         (d)      -        Amendment No. 1, dated March 18, 1999, to the
                           Distribution Agreement between Registrant and A I M
                           Distributors, Inc. with respect to Class B shares, dated May 29, 1998, was filed as an exhibit to Post-Effective Amendment No. 47 to the Registration
                           Statement on Form N-1A, filed on April 14, 1999, and is hereby incorporated by reference.

         (e)      -        Form of Selected Dealer Agreement between A I M
                           Distributors, Inc. and selected dealers was filed as an exhibit to Post-Effective Amendment No. 46 on Feb.
                           12, 1999, and is hereby incorporated by reference.

         (f)      -        Form of Bank Selling Group Agreement between A I M
                           Distributors, Inc. and banks was filed as an exhibit to Post-Effective Amendment No. 46 on Feb. 12, 1999, and is hereby incorporated by reference.

(8)               -        Agreements Concerning Officers and Directors/Trustees
                           Benefits - None.

(9)      (a)      -        Custodian Contract, dated September 15, 1988, between
                           Registrant and State Street Bank and Trust Company was filed as an exhibit to Post-Effective Amendment
                           No. 46 to the Registration Statement on Form N-1A, filed on February 12, 1999, and is hereby incorporated by reference.

         (b)      -        Amendment (1994) to the Custodian Contract, dated
                           September 15, 1988, between Registrant and State
                           Street Bank and Trust Company was filed as an Exhibit to Post-Effective Amendment No. 46 to the
                           Registration Statement on Form N-1A, filed on
                           February 12, 1999, and is hereby incorporated by reference.

         (c)      -        Amendment, dated June 20, 1995, to the Custodian
                           Contract, dated September 15, 1988, between
                           Registrant and State Street Bank and Trust Company was filed as an Exhibit to Post-Effective Amendment
                           No. 46 to the Registration Statement on Form N-1A, filed on February 12, 1999, and is hereby incorporated by reference.

         (d)      -        Notice of Addition of Funds, dated August 1, 1995,
                           to the Custodian Contract, dated September 15, 1988, between State Street Bank and Trust Company and
                           Registrant was filed as an Exhibit to Registrant's
                           Post-Effective Amendment No. 47 to the Registration
                           Statement on Form N-1A, filed on April 14, 1999, and is hereby incorporated by reference.

         (e)      -        Notice of Transfer, dated May 28, 1998, to the
                           Custodian, amending the Custodian Contract, dated
                           September 15, 1988, between State Street Bank and
                           Trust Company and Registrant was filed as an Exhibit to Registrant's Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed on February 12, 1999, and is hereby incorporated by reference.

         (f)      -        Amendment, dated January 26, 1999, to the Custodian
                           Contract, dated September 15, 1988, between
                           Registrant and State Street Bank and Trust Company was filed as an Exhibit to Post-Effective Amendment
                           No. 46 to the Registration Statement on Form N-1A, filed on February 12, 1999, and is hereby incorporated by reference.

         (g)      -        Transfer Agency and Service Agreement between
                           Registrant and A I M Fund Services, Inc., dated
                           September 8, 1998, was filed as an Exhibit to Post-Effective Amendment No. 46 to the Registration
                           Statement on Form N-1A, filed on February 12, 1999, and is hereby incorporated by reference.

         (h)      -        Amendment No. 1, dated May 3, 1999, to the Transfer
                           Agency and Service Agreement between Registrant and A
                           I M Fund Services, Inc., dated September 8, 1998, was filed as an Exhibit to Post-Effective Amendment No.
                           47 to the Registration Statement on Form N-1A, filed on April 14, 1999, and is hereby incorporated by reference.

         (i)      -        Remote Access and Related Services Agreement, dated
                           as of December 23, 1994, between the Registrant and First Data Investor Services Group, Inc. (formerly,
                           The Shareholder Services Group, Inc.) was filed as an
                           Exhibit to Post-Effective Amendment No. 45 to the
                           Registration Statement
                           on Form N-1A, filed on August 26, 1998, and is hereby incorporated by reference.

         (j)      -        Amendment No. 1, dated October 4, 1995, to the Remote
                           Access and Related Services Agreement, dated as of December 23, 1994, between Registrant and First Data
                           Investor Services Group, Inc. (formerly, The
                           Shareholder Services Group, Inc.) was filed as an Exhibit to Post-Effective Amendment No. 45 to the
                           Registration Statement on Form N-1A, filed on August
                           26, 1998, and is hereby incorporated by reference.

         (k)      -        Addendum No. 2, dated October 12, 1995, to the Remote
                           Access and Related Services Agreement, dated as of December 23, 1994, between Registrant and First Data
                           Investor Services Group, Inc. (formerly, The
                           Shareholder Services Group, Inc.) was filed as an Exhibit to Post-Effective Amendment No. 45 to the
                           Registration Statement on Form N-1A, filed on August
                           26, 1998, and is hereby incorporated by reference.

         (l)      -        Amendment No. 3, dated February 1, 1997, to the
                           Remote Access and Related Services Agreement, dated as of December 23, 1994, between Registrant and First
                           Data Investor Services Group, Inc. (formerly, The
                           Shareholder Services Group, Inc.) was filed as an Exhibit to Post-Effective Amendment No. 45 to the
                           Registration Statement on Form N-1A, filed on August
                           26, 1998, and is hereby incorporated by reference.

         (m)      -        Amendment No. 4, dated June 30, 1998, to the Remote
                           Access and Related Services Agreement, dated as of December 23, 1994, between Registrant and First Data
                           Investor Services Group, Inc. (formerly, The
                           Shareholder Services Group, Inc.) was filed as an Exhibit to Post-Effective Amendment No. 46 to the
                           Registration Statement on Form N-1A, filed on
                           February 12, 1999, and is hereby incorporated by reference.

         (n)      -        Amendment No. 5, dated July 1, 1998, to the Remote
                           Access and Related Services Agreement, dated as of December 23, 1994, between Registrant and First Data
                           Investor Services Group, Inc. (formerly, The
                           Shareholder Services Group, Inc.) was filed as an Exhibit to Post-Effective Amendment No. 46 to the
                           Registration Statement on Form N-1A, filed on
                           February 12, 1999, and is hereby incorporated by reference.

         (o)      -        Exhibit 1, effective as of August 4, 1997, to the
                           Remote Access and Related Services Agreement, dated as of December 23, 1994, between Registrant and First
                           Data Investor Services Group, Inc. (formerly, The
                           Shareholder Services Group, Inc.) was filed as an Exhibit to Post-Effective Amendment No. 45 to the
                           Registration Statement on Form N-1A, filed on August
                           26, 1998, and is hereby incorporated by reference.

         (p)      -        Preferred Registration Technology Escrow Agreement,
                           dated September 10, 1997, between Registrant and
                           First Data Investor Services Group, Inc. (formerly,
                           The Shareholder Services Group, Inc.) was filed as an
                           Exhibit to Post-Effective Amendment No. 45 to the
                           Registration Statement on Form N-1A, filed on August
                           26, 1998, and is hereby incorporated by reference.

(10)     (a)      -        Distribution Plan adopted pursuant to Rule 12b-1 with
                           respect to Class A shares was filed as an Exhibit to Registrant's Post-Effective Amendment No. 46 to the
                           Registration Statement on Form N-1A, filed on
                           February 12, 1999.

         (b)      -        Distribution Plan adopted pursuant to Rule 12b-1
                           with respect to Class B shares was filed as an Exhibit to Registrant's Post-Effective Amendment No.
                           46 to the Registration Statement on Form N-1A, filed on February 12, 1999, and is hereby incorporated by reference.

         (c)      -        Master Distribution Plan pursuant to Rule 12b-1
                           with respect to Class A and Class C shares was filed as an Exhibit to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A, dated April
                           14, 1999, and is hereby incorporated by reference.

         (d)      -        Amendment No. 1, dated March 18, 1999, to the
                           Distribution Plan adopted pursuant to Rule 12b-1 with respect to Class B shares was filed as an Exhibit to Post-Effective Amendment No. 47 to the Registration
                           Statement on Form N-1A, dated April 14, 1999, and is hereby incorporated by reference.

         (e)      -        Rule 18f-3 Multiple Class Plan was filed as an
                           Exhibit to Post-Effective Amendment No. 45 to the
                           Registration Statement on Form N-1A, dated August 26,
                           1998, and is hereby incorporated by reference.

(11)     (a)      -        Opinion and Consent of Kirkpatrick & Lockhart LLP as
                           to the legality of the securities being registered is filed electronically herewith.

         (b)      -        Opinion and Consent of Delaware Counsel is filed
                           electronically herewith.

(12)              -        Opinion and Consent of Kirkpatrick & Lockhart LLP
                           supporting the tax matters and consequences to shareholders discussed in the prospectus will be filed as an amendment to this Registration Statement.

(13)     (a)      -        Form of Fund Accounting and Pricing Agent Agreement
                           between Registrant and INVESCO (NY), Inc. was filed electronically as an exhibit to Post-Effective
                           Amendment No. 45 on Aug. 26,1998.

         (b)      -        Form of Fund Accounting and Pricing Agent between
                           A I M Advisors, Inc. and Registrant was filed electronically as an exhibit to Post-Effective
                           Amendment No. 46 on Feb. 12, 1999, and is hereby incorporated by reference.

         (c)      -        Form of Shareholder Service Agreement to be used in
                           connection with Registrant's Distribution Plans was filed as an exhibit to Post-Effective Amendment No.
                           46 on Feb. 12, 1999, and is hereby incorporated by reference.

         (d)      -        Form of Bank Shareholder Service Agreement to be used
                           in connection with Registrant's Distribution Plans was filed electronically as an exhibit to Post-Effective Amendment No. 46 on Feb. 12, 1999, and is hereby incorporated by reference.

         (e)      -        Form of Agency Pricing Agreement (for Class A shares)
                           to be used in connection with Registrant's
                           Distribution Plans was filed electronically as an exhibit to Post-Effective Amendment No. 46 on Feb.
                           12, 1999, and is hereby incorporated by reference.

         (f)      -        Form of Service Agreement for Bank Trust Department
                           and for Broker to be used in connection with Registrant's Distribution Plans was filed electronically as an exhibit to Post-Effective
                           Amendment No. 46 on Feb. 12, 1999, and is hereby incorporated by reference.

(14)     (a)      -        Regarding opinions, appraisals or rulings and
                           consents relied on in preparing this Registration
                           Statement and required by Section 7 of the Securities
                           Act of 1933, the Consent of PricewaterhouseCoopers
                           LLP is filed electronically herewith.

         (b) Regarding opinions, appraisals or rulings and consents relied on in preparing this Registration Statement and required by Section 7 of the Securities Act of 1933, the Consent of KPMG LLP is filed electronically herewith.

(15)              -        Financial Statements - None.

(16)              -        Powers of Attorney - None.

(17)              -        Form of Proxy is filed electronically herewith.


ITEM 17. UNDERTAKINGS.

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CRF 203.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, and the State of Texas, on the 22nd day of March, 2000.

                                       AIM GROWTH SERIES
                                            Registrant

                                       By: /s/ ROBERT H. GRAHAM
                                          --------------------------------------
                                          Robert H. Graham
                                          President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on the 22nd day of March, 2000.

/s/ ROBERT H. GRAHAM
----------------------------------
Robert H. Graham                       President, Trustee and
                                       Chairman of the Board
                                       (Principal Executive Officer)

/s/ DANA R. SUTTON
----------------------------------
Dana R. Sutton                         Vice President & Treasurer
                                       (Principal Financial and
                                       Accounting Officer)
/s/ C. DEREK ANDERSON
----------------------------------
C. Derek Anderson                      Trustee

/s/ FRANK S. BAYLEY
----------------------------------
Frank S. Bayley                        Trustee

/s/ RUTH H. QUIGLEY
----------------------------------
Ruth H. Quigley                        Trustee

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, Growth Portfolio has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Houston, and the State of Texas, on the 22nd day of March, 2000.

                                       GROWTH PORTFOLIO


                                       By: /s/ ROBERT H. GRAHAM
                                          --------------------------
                                          Robert H. Graham
                                          President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities indicated on the 22nd day of March, 2000.

/s/ ROBERT H. GRAHAM
----------------------------------
Robert H. Graham                       President, Trustee and
                                       Chairman of the Board
                                       (Principal Executive Officer)

/s/ DANA R. SUTTON
----------------------------------
Dana R. Sutton                         Vice President & Treasurer
                                       (Principal Financial and Accounting
                                       Officer)

/s/ C. DEREK ANDERSON
----------------------------------
C. Derek Anderson                      Trustee

/s/ FRANK S. BAYLEY
----------------------------------
Frank S. Bayley                        Trustee

/s/ RUTH H. QUIGLEY
----------------------------------
Ruth H. Quigley                        Trustee

                                INDEX TO EXHIBITS


11(a) Opinion and Consent of Kirkpatrick & Lockhart LLP as to the legality of the securities being registered

11(b)     Opinion and Consent of Delaware Counsel

14(a)     Consent of PricewaterhouseCoopers LLP

14(b)     Consent of KPMG LLP

17        Form of Proxy